                           ASSET PURCHASE AGREEMENT

    This Asset Purchase Agreement (the "Agreement") is made to be effective September 5, 1997 (the "Effective Date"), among NEW FRONTIER MEDIA, INC., a Colorado corporation, COLORADO SATELLITE BROADCASTING, INC. ("Buyer"), a wholly owned subsidiary of New Frontier Media, Inc., and FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., a Barbados corporation, and MERLIN SIERRA, INC., a California corporation. New Frontier Media, Inc. and Buyer are collectively referred to in this Agreement as "Buyers." Fifth Dimension Communications (Barbados) Inc. and Merlin Sierra, Inc. are each referred to in this Agreement as "Seller" and collectively referred to as "Sellers".

    This Agreement sets forth the terms and conditions upon which Buyers agree to purchase from Sellers, and Sellers agree to sell to Buyers, certain properties and assets of Sellers ("Subject Assets") relating to the "Adult Movies Business" of Sellers.

    NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties agree as follows:


                                 DEFINITIONS

"104 Agreement" means the asset purchase agreement made on the same date as this Agreement among the Buyers and 1043133 Ontario Inc.

"124 Agreement" means the asset purchase agreement made on the same date as this Agreement among the Buyers and 1248663 Ontario Inc., wherein the Buyers agreed to purchase certain satellite uplinking and playback equipment and certain call center equipment and related assets from 1248663 Ontario Inc. and Merlin Sierra, Inc.

"5DBC" means Fifth Dimension Communications (Barbados) Inc.

"Adult Movies Business" means any and all present or contemplated satellite broadcast services on television or any other medium, including cable television and the Internet, which broadcasts, replays, and/or otherwise exploits feature length adult programming and all related promotional content and other programming of a non-rated or X-rated nature and whose main theme embodies nudity and/or sexually explicit material between consenting adults and such other related business assets as are necessary for the operation thereof.

"adverse or adversely", when used alone or in conjunction with other terms (including without limitation "affect," "change" and "effect"), means any event discovered by either party after the date hereof which is reasonably likely in the respective business judgment of either Buyers or Sellers, as the case may be, to be expected to (a) adversely affect the validity or enforceability of this Agreement, or (b) adversely affect the business, operation, management or properties of Sellers taken as a whole or Buyers, or
(c) impair Sellers or Buyers, or (d) adversely affect the respective aggregate rights and remedies of either party under this Agreement. Notwithstanding the foregoing no event affecting the adult movie industry generally shall be deemed to constitute an adverse change, have an adverse effect or to adversely affect or effect.

"Agreement" means this Agreement as originally in effect, including unless the context otherwise specifically requires, all schedules and all exhibits hereto, and as any of the same may from time to time be supplemented, amended, modified or restated in the manner herein or therein provided.

"Applicable Law" shall mean any Law of any Authority, whether domestic or foreign, including without limitation all federal and state securities and environmental laws, to which a person or entity is subject or by which it or any of its business or operations is subject or any of its property or assets is bound.

"Authority" means any governmental or quasi-governmental authority, whether administrative, executive, judicial, legislative or other, or any combination thereof, including without limitation, any federal, provincial, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, arbitrator, authority, board, body, branch, bureau, central bank or comparable agency, or Entity, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system, or other political unit or subdivision or other Entity of any of the foregoing whether domestic or foreign.

"Buyers' Disclosure Schedule" means the schedule attached as SCHEDULE 8.2(a).

"Closing" means the closing of the transactions contemplated herein and "Closing Date" means the date on which the closing takes place.

"Collateral Agreements" means agreements and other documents executed or required to be executed pursuant to the terms of this Agreement.

"Entity" means any corporation, firm, unincorporated organization, association, partnership, limited liability company, trust (inter vivos or testamentary), estate of a deceased, individual, business trust, joint stock company, joint venture or other organization, entity or business, whether acting in an individual, fiduciary or other capacity, or any Authority.

"Governmental Authorizations" means all approvals, concessions, consents, franchises, licenses, permits, and other authorizations of all applicable Authorities.

"material, materially or materiality", unless specifically stated otherwise, shall be determined without regard to the fact that various provisions of this Agreement set forth specific dollar amounts.

"Merlin" means Merlin Sierra, Inc.

"New Frontier" means New Frontier Media, Inc.

"Private Authorizations" means all approvals, concessions, consents, franchises, licenses, permits, and other authorizations of all persons (other that Authorities) including without limitation those with respect to copyrights, computer software programs, patents, service marks, trademarks, trade names, technology and know-how.

"Subject Assets" means:

    (a) any and all trademarks, proprietary rights and other intellectual property rights owned by Sellers and associated with the Adult Movies Business. These include but are not necessarily limited to the trade names, trademarks and/or service marks listed on SCHEDULE 1(a), "Trademarks List," and any goodwill associated with such trade names, trademarks and/or service marks;

    (b) any and all rights Sellers may have in adult programming in any format (including master tapes) of feature length films and other films and programming, interstitial or otherwise, that contain motion picture material that is non-rated or X-rated and whose main theme embodies nudity and/or sexually explicit material between consenting adults, and all promotional materials and programming related thereto as set forth in SCHEDULE 1(b), "Programming List." No representation or warranty is made with respect to the nature and extent of the rights Sellers may have in such programming;

    (c) all subscriptions for the Adult Movies Business services as of the Date of Closing, including all subscriber lists, past and present, and any other marketing data related thereto, in the possession of Sellers, as described in SCHEDULE 1(c), "Subscribers List" (and it is understood that the subscriber lists shall be delivered on disk(s) in electronic form only because of the length of such lists);

    (d) a complete list of all advertisers, marketing partners and vendors used by Sellers in relations to the Adult Movies business and related services, with contact names, mailing addresses, and phone and fax numbers; as set forth in SCHEDULE 1(d) "Vendors List";

    (e) all rights, title and interest Sellers may have in 1-800 phone numbers used for the Adult Movies Business and related services and in any World Wide Web address and websites used in the Adult Movies Business;

    (f) upon request of Buyers, Sellers shall provide copies of all papers, computerized databases, and records in Sellers' custody or control relating to any or all of the above described assets and the operation of Sellers' Adult Movies Business, including but not limited to all sales and subscription records, maintenance and production records, and plans and designs of all structures, fixtures and equipment, but excluding accounting and financial records and personnel and labor relations records;

    (g) all rights, title and interests in any permits, licenses, franchises, consents or authorizations issued by, and all registrations and filings with, any government agency solely in connection with Adult Movies Business of Sellers, whenever issued or filed, (including but not limited to any permits or licenses from the Canadian Radio-Television and Telecommunications Commission and any permits or licenses from the Federal Communications Commission) excepting only those which by law are non-transferable or those which have expired;

    (h) any tort or insurance proceeds arising out of any damages or destruction of any of the Subject Assets herein between the date of this Agreement and the Closing Date to the extent required to repair or replace any subject asset being acquired hereunder; and

    (i)  all other assets to be transferred from Sellers to Buyer under
         SECTION 1 of this Agreement.

"Transactions" means the transactions contemplated by this Agreement and all Collateral Agreements.


                        ARTICLE 1. TRANSFER OF ASSETS

Subject to the terms and conditions set forth in this Agreement, Sellers agree to sell, convey, transfer, assign and deliver to Buyer, and Buyers agree to purchase from Sellers at the Closing described in ARTICLE 3, all of the Subject Assets, whether tangible, intangible, real, personal or mixed, and wherever located, including those assets set forth in the lists of SCHEDULES 1(a) through (d) and as further described in this ARTICLE 1.

1.1 TRANSPONDER SUBLEASES. Pursuant to SCHEDULE 1.1, the Transponder Sublease Agreements, 5DBC and its successors or assigns agree to sublease to Buyer, all rights, title and interests 5DBC may have in and pursuant to the Agreement between 5DBC and AT&T Corp. concerning Skynet Transponder Service dated November 21, 1996, and the Agreement between 5DBC and Loral Skynet concerning Skynet Transponder service dated April 29, 1997 ("Skynet Transponder Agreements"). The terms and conditions of the Subleases to Buyer shall be the substantially identical to the terms and conditions of the Skynet Transponder Agreements. Buyer shall have the right to upgrade, if available, the rights and interest under the Transponder Sublease Agreements (for example, to a "Silver Service") at Buyers' expense. For each Transponder Sublease Agreement, Buyer shall furnish and maintain throughout the terms of the Skynet Transponder Agreements, to the lessors under the Skynet Transponder Agreements, a security deposit in an amount equal to one month of the monthly rate to be paid by 5DBC for the service provided under the applicable Skynet Transponder Agreement. The deposit may be in the form of cash or its equivalent or an acceptable letter of credit. Payments under the Transponder Sublease Agreements shall be due five (5) working days before the date on which payments by 5DBC are due pursuant to the applicable Skynet Transponder Agreements. Ml payments under the Transponder Sublease Agreements by Buyer shall be applied directly to 5DBC's obligations under the Skynet Transponder Agreements. The Buyer shall be entitled to any renewal rights 5DBC may have pursuant to the Skynet Transponder Agreements. New Frontier shall guarantee the obligations Buyer will have under the Transponder Sublease Agreements. If 5DBC is in default of or cannot otherwise perform its obligations under the Skynet Transponder Agreements

(which reasons shall include the insolvency or bankruptcy of 5DBC), 5DBC agrees to assign, according to the to the terms of those agreements and contingent upon acceptance and approval of the assignments by the lessors thereto, its interests in the Skynet Transponder Agreements to Buyers.

1.2 FUTURE SATELLITE RIGHTS. Buyers shall have a right of first refusal to obtain satellite transponder service rights on Nahuel, AsiaSat and IntelSat satellites to the extent 5DBC may have such rights in such satellites and desires to sublease those transponder service rights to third parties for use in Adult Movies Programming.


                           ARTICLE 2. PURCHASE PRICE

2.1 PAYMENT OF PURCHASE PRICE. In consideration for the transfer and assignment of the Subject Assets and in consideration of the representations, warranties and covenants of Sellers set forth herein, Buyers on the conditions set forth herein:

    (a) shall pay, subject to ARTICLE 5, an earnest money deposit in the amount of US$85,000.00;

    (b) shall deliver to Sellers at the Closing (as hereinafter defined) US$2,339,828.00 plus taxes as provided in ARTICLE 6, payable in cash as more fully described in SECTION 3.2;

    (c) shall deliver at the Closing a promissory note in the amount of US$814,289.00 executed by Buyer and payable to Sellers in the form substantially similar to that set forth in SCHEDULE 2.1(c). Buyer's performance under the promissory note shall be guaranteed by New Frontier. Additionally, in order to secure Buyer's obligations pursuant to the promissory note, at the Closing Buyer shall execute and deliver to Sellers a security agreement in the form attached as Exhibit A to SCHEDULE 2.1(c) pursuant to which Buyer shall grant to Sellers a security interest/lien in all of its furniture, fixtures, equipment and inventory, ranking first in priority over all other security interests/lienholders, except the interests of Buyers' chief financial institutions which shall have a first priority up to an amount of US$2,000,000.00;

    (d) shall deliver to Sellers at the Closing Date, a certificate for 840,000 shares of common stock of New Frontier, such shares to be "restricted" from transfer as that term is defined by Rule 144 promulgated under the Securities Act of 1933, as amended, duly registered in the name of Sellers (or such other parties as Sellers may direct) equivalent in value to US$3,402,000.00, the value of which is agreed to be US$4.05 per share, and which was determined by allowing a 19% discount of the closing bid price on New Frontier's "free-trading" common stock on April 14, 1997;

    (e) shall deliver to Sellers (or to such other parties as Sellers may direct) at the

         Closing Date and subject to SCHEDULE 2.1(e), the "Warrant Purchase Agreement," a total of 400,000 warrants for New Frontier common stock exerciseable at US$5.00 per share;

    (f) shall pay to Sellers any and all "Formula Profits" exceeding US$2,000,000.00 in the first twelve months of operations of the business by Buyer after the Closing Date. "Formula Profits" shall equal the total revenue derived from operations less the actual operating costs of Buyer, provided that for the purposes of calculating Formula Profits the amount attributed to operating costs shall not exceed 125% of the projected costs as set forth in SCHEDULE 2.1(f), the "Valuation of the Adult Business Companies as of March 31, 1997." Formula Profits shall be payable by Buyer to Sellers within three months after the completion of the first twelve months of operation of the business by Buyer. If Formula Profits are not paid within such three month period, Buyer shall pay to Sellers interest on the outstanding balance of Formula Profits, such interest to be calculated at 24% per annum from the last day of such three month period, compounded daily, and payable on the last day of every calendar month. New Frontier hereby guarantees Buyer's obligations under this SECTION 2.1(f); and

    (g) shall assume and discharge, and shall indemnify Sellers against, liabilities and obligations of Sellers under the leases, contracts or other agreements, if any, specified on SCHEDULE 4 but only to the extent that such liabilities or obligations accrue on or after the Closing Date.

2.2 ALLOCATION OF THE PURCHASE PRICE. The parties agree that the Purchase Price (defined as the sum of the amounts specified in SECTIONS 2.1 (b) and (c) above and the transfer of the stocks and warrants as referred to in SECTIONS 2.1 (d) and (e) above) shall be allocated as set forth in SCHEDULE 2.2 and that such allocation will be used by the parties in reporting the transaction contemplated by this Agreement for tax purposes.


                             ARTICLE 3. THE CLOSING

The closing of the purchase and sale of the Subject Assets by Sellers to Buyers (the "Closing") shall take place at 2500 Don Reid Drive, Ottawa, Ontario, sixty-four (64) days after the date of this Agreement or at such other place and/or time as the parties may agree in writing (the "Closing Date"). In the event that the conditions specified in this Agreement have not be fulfilled by such date, either Sellers or Buyers may extend the Closing Date for a period or periods not exceeding an aggregate of thirty
(30) days by written notice to the other parties.

3.1 SELLERS' OBLIGATIONS AT CLOSING.

    (a)  At the Closing Sellers shall deliver or cause to be delivered to
         Buyer:

         (i) assignment and assumption agreements for personal property leases, all contracts and agreements of Sellers to be assumed in connection herewith, in form and substance reasonably satisfactory to Buyers' counsel, and accompanied by all consents required by this Agreement and the personal property leases, contracts and agreements being assigned;

         (ii) instruments of assignment and transfer (including a bill of sale) of all the Subject Assets in form and substance reasonably satisfactory to Buyers' counsel; and

        (iii) such other documents as shall be reasonably requested by Buyers or Buyers' counsel (for example, a BULK SALES ACT affidavit).

    (b) Simultaneously, with the consummation of the transfer, Sellers, through its officers, agents and employees, shall put Buyer into full possession and enjoyment of all the Subject Assets to be sold, conveyed, transferred, assigned and delivered by this Agreement.

    (c) Sellers, at any time before or after the Closing Date shall execute, acknowledge, and deliver any further deeds, assignments, conveyances and other assurances, documents and instruments of transfer, reasonably requested by Buyers and shall take any other action consistent with the terms of this Agreement that may be reasonably requested by Buyers for the purpose of assigning, transferring, granting, conveying and confirming to Buyers, or reducing to possession, any or all property and assets to be conveyed or transferred by this Agreement. If requested by Buyers, Sellers further agrees to prosecute or otherwise enforce in their own names for the benefit of Buyers any claims, rights, or benefits that are transferred to Buyers by this Agreement and that require prosecution or enforcement in any of Sellers' names. Any prosecution or enforcement of claims, rights, or benefits under this Section shall be solely at Buyer's expense, unless the prosecution or enforcement is made necessary by a breach of this Agreement by Sellers.

3.2 BUYER'S OBLIGATIONS AT CLOSING. At the Closing Buyers shall deliver to Sellers against delivery of the items specified in SECTION 2.1, a certified bank or cashier's check, or a wire transfer of immediately available funds, in the amount of US$2,339,828.00 plus taxes pursuant to ARTICLE 6 payable to Sellers and the promissory note payable to Sellers in the amount of US$814,289.00. Sellers shall notify Buyers within five (5) days of the Closing Date whether the amount payable at Closing shall be delivered by certified bank or cashier's check, or by wire transfer. At closing, Buyers shall deliver to Sellers such documents that shall be reasonably requested by Sellers or Sellers' counsel.


                ARTICLE 4. ASSUMPTION OF LIABILITIES

Buyers are not assuming any debt, liability or obligation of Sellers, whether known or unknown, fixed or contingent, except as herein specifically otherwise provided. Sellers agree to indemnify and hold Buyers harmless against all debts, claims, liabilities and obligations of Sellers not expressly assumed by Buyers hereunder, and to pay any and all attorneys' fees and legal costs incurred by Buyers, its successors and assigns in connection therewith. Buyers shall have the benefit of and shall perform and assume all leases, contracts and agreements, if any, specifically listed on SCHEDULE 4, in accordance with the terms and conditions thereof, except to the extent modifications are specifically set forth in SCHEDULE 4 and except to the extent set forth in the assignments or assignment and assumption agreements for such leases, contract and agreements.


                         ARTICLE 5. RETURN OF DEPOSIT

Upon execution of this Agreement, Buyers shall pay to Sellers an earnest money deposit of US$21,250.00. Upon parties' final acceptance of the form and content of the schedules to this Agreement, Buyers shall pay to Sellers a further earnest money deposit of US$63,750.00. Such deposits shall be returned to Buyers if the Transactions are not closed due to: (a) the failure of any conditions set forth in ARTICLE 11 to be met at or before the Closing as a result of any act or omission by Sellers; or (b) the occurrence of any default by Sellers described in SECTION 17.3. If the Transactions are not closed for any other reason, the deposit shall be retained by Sellers. Upon Closing, the deposit shall be applied towards the payment due to Sellers under SECTION 2.1(b).

                               ARTICLE 6. TAXES

Buyers shall pay all sales, use and transfer taxes arising out of the transfer of the Subject Assets, including any foreign transfer taxes and shall pay its portion, prorated as of the Closing Date, of state, provincial, and local real and personal property taxes of the business being sold hereunder; to a maximum of the amount such taxes that would have been payable if the sale of the Subject Assets had been made by a company located in the Province of Ontario, Canada. Buyers shall not be responsible for any business, occupation, withholding or similar tax, or for any income, sales, use, value-added or similar taxes related to any period, or transaction occurring during any period, before the Closing Date.


             ARTICLE 7. REPRESENTATIONS AND WARRANTIES OF SELLERS

Sellers, jointly and severally, hereby represent and warrant to Buyers that the following facts and circumstances are and will be at all times up to the Closing Date, except as contemplated hereby, true and correct, and hereby acknowledge that such facts and circumstances constitute the basis upon which Buyers are induced to enter into and perform this Agreement. Each warranty set forth in this ARTICLE 7 shall survive eighteen (18) months past the Closing Date and any investigation made by or on behalf of Buyers. Buyers shall conduct their own due diligence investigation and that investigation shall include an investigation into whether Sellers is or has operated in accordance with the warranties and representations of Sellers. If prior to the closing date, Buyers believe they have discovered any breach of the representations and warranties of Sellers, they shall forthwith advise Sellers in writing of such breach. If Sellers does not or cannot cure such breach prior to the Closing Date, Buyers may elect to close (in which case the breach shall be deemed non-material) or not close provided such breach is material. If Buyers fail to give such notice then the breach will be deemed non-material.

7.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each Seller is a corporation organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation. Each Seller has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to transact any business and is in good standing in all jurisdictions in which the nature of its business or its properties makes such qualification necessary.

7.2 FINANCIAL STATEMENTS. SCHEDULE 7.2(a) is the Combined Financial Statements for the years ending March 31, 1997 and 1996 for Sellers and 1043133 Ontario Inc., certified by Ernst & Young, chartered accountants, whose opinions with respect to such financial statements are included into this Agreement. SCHEDULE 7.2(b) sets forth unaudited combined balance sheets of Sellers and others as of June 30, 1997 (the "Stub Period Date"), together with related unaudited combined statements of changes in financial positions and unaudited combined statements of income and retained earnings for the three (3) month period then ending, as prepared by Sellers. These financial statements in SCHEDULES 7.2(a) and (b) are referred to as the "Financial Statements." The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently followed by Sellers throughout the periods indicated, are complete and correct in all material respects and accurately and fairly depict the present financial position of Sellers as of the respective dates of the balance sheets included in the Financial Statements, and the results of their operations for the respective periods indicated. Sellers have no liabilities or obligations of any nature (known or unknown, absolute, accrued, contingent or otherwise) of the type required to be reflected or disclosed in a balance sheet (or notes thereto) prepared in accordance with GAAP that were not frilly reflected or reserved against in the Financial Statements. The Audited Financial Statements being provided by Sellers shall contain in footnotes or otherwise information concerning adjustments and add-back payments as reflected on page 7 of the Letter of Understanding dated April 14, 1997 Sellers from New Frontier, which is attached as SCHEDULE 7.2(c). The Financial Statements accurately reflect the revenues and expenses of Sellers' Adult Movies Business.

7.3 ABSENCE OF SPECIFIED CHANGES. Since March 31, 1997, there has not been any:

    (a) adverse material changes in the financial condition, liabilities, assets, business, operating results or prospects of Sellers with respect to their Adult Movies Business;

    (b) destruction, damage to, or loss of any of the Subject Assets (whether or not covered by insurance) that materially and adversely effects the assets, financial condition, business, assets or prospects of Sellers with respect to their Adult Movies Business;

    (c) labor trouble or other event or condition of any character materially and adversely effecting the financial condition, business, assets or prospects of Sellers;

    (d) revaluation by Sellers of any of the Subject Assets in a manner that would be materially adverse to Buyers;

    (e) execution, creation, amendment, nonrenewal or termination of any material contract, agreement or license to which Sellers are a party, except in the ordinary course of business or except as can be terminated prior to the Closing Date without materially adversely effecting the Subject Assets;

    (f) creation or assumption by Sellers of any mortgage, pledge, security interest or lien or other encumbrance on any material asset of Sellers related to their Adult Movies Business, except as set forth in
         SCHEDULE 7.3(f);

    (g) receipt by Sellers of notice of any loss of, or material order cancellation by, any major customers of Sellers, except as set forth in SCHEDULE 7.3(g);

    (h) other event or condition of any character of which Sellers have knowledge that has or might reasonably have a material adverse effect on the financial condition, business, assets, operating results or prospects of their Adult Movies Business, except as set forth in
         SCHEDULE 7.3(h); or

    (i) agreement by Sellers to do any of the things described in the preceding clauses (a) through (h).

7.4 SUBJECT ASSETS SUFFICIENT FOR OPERATIONS. The Subject Assets, together with the "Subject Assets" described in the 124 Agreement and in the 5DBC Agreement, constitute all assets of Sellers (except premises) which are necessary for the continued uninterrupted operation by Sellers of its Adult Movies Business as now conducted. Except as stated in SCHEDULE 4, none of the Subject Assets are held under any lease, security agreement, conditional sales, contract, or other title of retention or security agreement, or are in the possession of anyone other than Sellers.

7.5 TRADE NAMES, TRADEMARKS AND COPYRIGHTS. Except as set forth SCHEDULE IN 7.5, Sellers do not use or own any trademark, service mark, trade name, trade secret, or brand name in their Adult Movies Business. To the actual knowledge of Sellers, no person has made any outstanding claims against Sellers in respect of any trademark, trademark registration or application, service mark, trade name, copyright, copyright registration or application or brand name, the use of which is necessary or contemplated in connection with the performance of any contract to which Sellers are a party.

7.6 TRADE SECRETS. Sellers are not aware of any trade secrets owned by, used in or necessary for the operation of its Adult Movies Business.

7.7 TITLE TO ASSETS. To the best of Sellers' knowledge, Sellers have good and marketable title to all the Subject Assets free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions, except for (i) those disclosed in Sellers' balance sheet as of the Stub Period Date, included in the Financial

Statements, or in the Schedules to this Agreement; (ii) the lien of current taxes not yet due and payable; and (iii) possible minor matters that, in the aggregate, are not substantial in amount and do not materially detract from or interfere with the present or intended use of any of these assets, nor materially impair the operations of the Adult Movies Business. All the Subject Assets are in good operating condition and repair, ordinary wear and tear excepted. Sellers are in possession of all premises leased to it from others and used in connection with their Adult Movies Business.

7.8 DEALERS AND DISTRIBUTORS. SCHEDULE 7.8 to this Agreement is a correct and current list of all dealers and distributors of Sellers together with summaries of the sales made to each customer during the most recent fiscal year. Except as indicated in SCHEDULE 7.8, Sellers have no information and are not aware of any facts indicating that any dealers or distributors of the services offered by their Adult Movies Business intend to cease doing business with Sellers or alter the amount of the business that they are presently doing with Sellers where such cessation or alteration would have a material adverse effect on their Adult Movies Business.

7.9 INSURANCE POLICIES. SCHEDULE 7.9 to this Agreement is a description of all insurance policies held by Sellers concerning the Subject Assets. All these policies are in the respective principal amounts set forth in SCHEDULE
7.9. Sellers have maintained and now maintain (a) insurance on all the Subject Assets of a type customarily insured, covering property damage by fire or other casualty, and (b) adequate insurance protection against all liabilities, claims, and risks against which it is customary to insure. Such insurance coverage will be cancelled as of Closing.

7.10 OTHER CONTRACTS. Copies of all contracts which will be assigned to or assumed by Buyers under this Agreement are attached as part of SCHEDULE 4. Except as set forth in SCHEDULE 4 and to the best of Sellers' knowledge, the Subject Assets will not at Closing or thereafter (as a result of actions or conduct of Sellers) be bound or potentially bound by, any distributor's or manufacturer's representative or agency agreement, any output or requirements agreement, any agreement not entered into in the ordinary course of business, any indenture, mortgage, deed of trust, lease or any other agreement that is unusual in nature, duration or amount (including, without limitation, any agreement requiring the performance by Sellers of any obligation for a period of time extending beyond one year from Closing Date or calling for consideration of more than US$10,000.00 or requiring purchases at prices in excess of, or sales at prices lower than, prevailing market prices). To the best of Sellers' knowledge, there is no default or event that with notice or lapse of time, or both, would constitute a default by any party to any of the agreements listed in SCHEDULE 4 and such contracts remain in full force and effect. Sellers have not received notice that any party to any of the agreements listed in SCHEDULE 4 intends to cancel or terminate any of these agreements or to exercise or not exercise any options under any of these agreements. Sellers are not parties to, nor are Sellers or the Subject Assets bound by, any agreement that is materially adverse to the business, assets, property, operating results, prospects or financial condition of Sellers.

7.11 COMPLIANCE WITH LAWS. Sellers have received no notice of any violation of any statutes, laws or regulations (including, without limitation any applicable obscenity, environmental, health, building, zoning, or other law, ordinance or regulations) from any Authority the violation of which may materially adversely affect the Adult Movies Business. Sellers are not in violation of or default under any provisions of their Articles of Incorporation or Bylaws, both as amended.

The execution, delivery and performance of the Agreement and the consummation of the Transactions will not result in any such violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, a default under Sellers' Articles of Incorporation or Bylaws, both as amended. To the best of Sellers' actual knowledge, all licenses, permits, approvals, registrations, qualifications, certificates and other authorizations necessary for the conduct of Sellers' Adult Movies Business as presently conducted (the "Licenses") have been duly obtained, are in full force and effect, and there are no proceedings pending or threatened which may result in the revocation, cancellation, suspension or modification of any of such Licenses.

7.12 LITIGATION. There is no suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation ("Actions") pending or, to the best knowledge of Sellers, threatened, against or affecting Sellers, or any of its business, assets or financial condition, or against any officer, director or employee of Sellers in connection with such officer's, director's or employee's relationship with or actions taken on behalf of Sellers. Sellers are not party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality, and there are no actions or claims by Sellers currently pending or, to which Sellers intend to initiate. To the best knowledge of Sellers, there has not occurred any event nor does there exist any condition on the basis of which any litigation, proceeding or investigation is likely to be instituted by or against Sellers. Sellers are not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality.

7.13 AGREEMENT WILL NOT CAUSE BREACH OR VIOLATION. Neither the entry into this Agreement nor the consummation of the transactions contemplated hereby will result in or constitute any of the following events where the occurrence of such event would render Sellers materially unable to comply with this
Agreement: (a) a default or an event that, with notice or lapse of time or both, would be a default, breach or violation of any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust or other agreement, instrument or arrangement; (b) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation; (c) the creation or imposition of any lien, charge or encumbrance on any of the Subject Assets; or (d) the violation of any law, regulation, ordinance, judgment, order or decree.

7.14 AUTHORITY AND CONSENTS. Except as set forth in SCHEDULE 7.14, Sellers has the right, power, legal capacity and authority to enter into, and perform its obligations under this Agreement, and no approvals or consents of any persons other than the shareholders of Sellers are necessary in connection with it. The execution and delivery of this Agreement and the consummation of this transaction by Sellers have been, or prior to the Closing will have been, duly authorized by all necessary corporate action of Sellers (including any necessary action by Sellers' security holders). This Agreement constitutes a legal, valid and binding obligation of Sellers enforceable in accordance with its terms except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

7.15 INTEREST IN CUSTOMERS, SUPPLIERS AND COMPETITORS. Except as set forth in
SCHEDULE 7.15 or as contemplated by a Collateral Agreement, neither Sellers nor any officer or director or shareholder of Sellers, nor any spouse or child of any of them has any direct or indirect interest in any competitor, supplier or customer of Sellers or in any person with whom Sellers are doing business.

7.16 DOCUMENTS DELIVERED. Each copy or original of any agreement, contract or other instrument which is identified in any exhibit or schedule delivered by Sellers or its counsel to Buyers (or their counsel or representatives), whether before or after the execution hereof, is in fact what it is purported to be by Sellers and has not been amended, canceled or otherwise modified.

7.17 FULL DISCLOSURE. None of the representations and warranties made by Sellers or made in any letter, certificate or memorandum furnished or to be furnished by Sellers or on their behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would make the statements made misleading and materially adverse to Buyers. Except matters of general knowledge within the Adult Movies industry and other matters generally available to the public, there is no fact known to Sellers which materially adversely affects the condition, assets, liabilities, business, or operations of the Sellers' Adult Movies Business that has not been set forth herein or heretofore communicated to Buyer in writing.

7.18 TRANSPONDER LEASE AGREEMENTS. 5DBC specifically represents and warrants that it is not in default or otherwise been notified of any potential material default or breach regarding the Skynet Transponder leases, except as disclosed in SCHEDULE 7.18. To the extent necessary, 5DBC shall cooperate with Buyers in obtaining any consents required with respect to Buyer's sublease of the Skynet Transponders.

7.19 SOLVENCY. As of the execution and delivery of this Agreement, and, after giving effect to the consummation of the Transactions, Sellers will be solvent.

7.20 TAX MATTERS. Sellers shall continue to be responsible for and will discharge all obligations and liabilities in respect to taxes pertaining to their Adult Movies Business and the Subject Assets which arise or accrue for all periods ending on or before the Closing Date (but excluding the taxes referred to in ARTICLE 6). Sellers will indemnify and hold harmless Buyers against any and all claims and demands incurred by Buyers that directly or indirectly arise out of such obligations or liabilities. Without limiting the foregoing, Sellers will be responsible for all federal, state, provincial, local, foreign and other net income, gross income, gross receipts, alternative or add on minimum, profits, sales, use, occupation, value-added, ad valorem, transfer, franchise, license, lease, service use, withholding, payroll, employment, excise, severance, premium, property, windfall profits, customs, duties, or other taxes, fees assessments, or charges of any kind whatsoever, together with any interest, penalties or additions to tax imposed with respect thereto, or any obligations to any agreements or arrangements with respect to and taxes described above.

7.21 EMPLOYMENT MATTERS. Buyer shall be under no obligation to offer employment to any of Sellers' employees employed in connection with the Adult Movies Business ("affected employees"), except as otherwise stated in this Agreement. Buyer may, however, choose to retain the services of or to offer employment to one or more of the affected employees, should it wish to do so, subject to SECTION 13.4.

Sellers will continue to be responsible for and will discharge all obligations and liabilities in respect of the affected employees which arise or accrue prior to, on or after the Closing Date. Sellers will indemnify and save harmless Buyers against any and all claims and demands incurred by Buyers that directly or indirectly pertain to or arise out of such obligations or liabilities. Without limiting the forgoing, Sellers will be responsible for and will bear and discharge any and all obligations and liabilities for wages, severance pay, termination pay, notice of termination of employment or pay in lieu of such notice, damages for wrongful discharge or other employee benefits or claims, including vacation pay, which may arise in connection with the employment or dismissal of any of the affected employees, including any interest, award, judgment or penalty relating thereto and any costs or expenses incurred by Buyers in defending against any claim or demand relating to such obligation or liabilities.

7.22 124 AGREEMENT.

    (a) The equipment (including without limitation essential spares and replacement parts) and software technology, furniture, machinery, appliances, and other tangible personal property and technology as specifically set forth in SCHEDULE 1(a) of the 124 Agreement is substantially similar to the equipment and technology used by Sellers in connection with or historically allocated to their Adult Movies Business carried on by the Sellers as of July 31, 1997 at the Uplink Facility.

    (b) The uplink facility to be operated, maintained, managed and sustained under SECTION 1.1 of the 124 Agreement shall be of a substantially similar nature and quality as those services currently being provided by Sellers to their present subscribers.

    (c) The "Subject Assets" described in the 124 Agreement constitute all assets (other than premises) necessary for the continued uninterrupted operation by 1248663 Ontario Inc. of the call center and uplink facility as now conducted on behalf of the Sellers in respect of their Adult Movies Business.

    (d) SCHEDULE 1(b) of the 124 Agreement contains a complete list of the hardware, equipment, furniture, machinery, appliances, software and other tangible personal property now used at the Ottawa Call Center.

               ARTICLE 8. BUYERS' REPRESENTATIONS AND WARRANTIES

Buyers represents, warrants, and covenants to, and agrees with Sellers as follows:

8.1 ORGANIZATION AND BUSINESS: POWER AND AUTHORITY: EFFECT OF TRANSACTION.

    (a) Each Buyer (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;
         (ii) has all requisite power and authority to own or hold under lease its properties and to conduct its business as now conducted and as presently proposed to be conducted, and has in full force and effect all Governmental Authorizations and Private Authorizations and has made all governmental filings, to the extent required for such ownership and lease of its property and conduct of its business and is in good standing in such jurisdictions in which the failure to be in good standing would have a material adverse effect upon its property or the nature of its business or operations.

    (b) Each Buyer has all requisite power and authority (corporate and other) and has in full force and effect all Governmental Authorizations and Private Authorizations in order to enable it to execute and deliver, and to perform its obligations under, this Agreement and each Collateral Agreement executed or required to be executed pursuant hereto or thereto or to consummate the Transactions and the Collateral Agreements; and the execution, delivery and performance of this Agreement and each Collateral Agreement has been duly authorized by all requisite corporate or other action. No further action or approval on the part of Buyers' stockholders is required in connection with the execution, delivery and performance of this Agreement or each Collateral Agreement or the consummation of the Transactions. This Agreement has been duly executed and delivered by each Buyer and constitutes, and each Collateral Agreement executed or required to be executed pursuant hereto or thereto or to consummate the Transactions when executed and delivered by Buyers will constitute, legal, valid and binding obligations of Buyers enforceable in accordance with their respective terms.

    (c) Neither the execution and delivery of this Agreement or any Collateral Agreement, nor the consummation of the Transactions, nor compliance with the terms, conditions and provisions hereof or thereof by Buyers:

         (i) will conflict with, or result in a material breach or violation of; or constitute a material default under, any Applicable Law on the part of Buyers or will conflict with, or result in a material breach or violation of; or constitute a material default under, or permit the acceleration of any obligation or liability in, or but for any requirement of giving notice or passage of time or both would constitute such a conflict with, material breach or violation of, or material default under, or permit any such acceleration in, any contractual obligation of Buyers;

         (ii) will require any Governmental Authorization or Private Authorization, except for filing requirements under Applicable Law in connection with the issuance of Buyers' shares to Sellers.

8.2 FINANCIAL AND OTHER INFORMATION

    (a) Buyers have heretofore furnished to Sellers copies of the consolidated financial statements of New Frontier and all of its subsidiaries ("Buyers' Financial Statements"). Buyers' Financial Statements, including in each case the notes thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except as otherwise noted therein or as set forth in SCHEDULE 8.2(a) (Buyers' Disclosure Schedule), and are true, accurate and complete, do not contain any untrue statement of material fact or omit to state a material fact required by GAAP to be stated therein or necessary in order to make the statements contained therein not misleading, and fairly present the financial condition and the results of operations of Buyers, on the bases therein stated, as of the respective dates thereof, and for the respective periods covered thereby subject, in the case of unaudited financial statements, to normal year-end audit adjustments and accruals.

    (b) Neither Buyers' Disclosure Schedule, Buyers' Financial Statements, this Agreement, any Collateral Agreement, or any data, information or statement furnished or to be furnished by or on behalf of Buyers pursuant to this Agreement or any Collateral Agreement or required to consummate the Transactions, contains or will contain any untrue statement of material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary in order to make statements contained herein or therein not misleading and all Collateral Agreements, data, information or statements are and will be true, accurate and complete.

8.3 CHANGES IN CONDITION. Since the date of the most recent financial statements forming part of Buyers' Financial Statements, there has been no material adverse change in Buyers taken as a whole or individually. Except matters of general applicability to Buyers' industries, there is no event known to Buyers which materially adversely affects Buyers taken as a whole or individually, or the ability of Buyers to perform any of the obligations set forth in this Agreement or any Collateral Agreement or to consummate the Transactions.

8.4 COMPLIANCE WITH PRIVATE AUTHORIZATIONS. Each Buyer has obtained all Private Authorizations which are necessary for the ownership by such Buyer of its properties and the conduct of its business as now conducted or as presently proposed to be conducted or which, if not obtained and maintained, could, singly or in the aggregate, materially adversely affect such Buyer. Neither Buyer is in breach or violation of, or is in default in the performance, observance or fulfillment of, any Private Authorization, and no event exists or has occurred, which constitutes, or but for any requirement of giving of notice or passage of time or both would constitute, such a breach, violation or default, under any contractual obligation of such Buyer or

Private Authorization, except for such defaults, breaches or violations, as do not and will not have in the aggregate any material adverse affect on such Buyer or the ability of such Buyer to perform any of its obligations set fourth in this Agreement or any Collateral Agreement or to consummate the Transactions. No Private Authorization is the subject of any pending or, to Buyers' knowledge, information or belief, threatened attack, revocation or termination.

8.5 COMPLIANCE WITH GOVERNMENTAL AUTHORIZATIONS AND APPLICABLE LAW.

    (a) Each Buyer has obtained all other Governmental Authorizations which are necessary for the ownership or uses of its properties and the conduct of its business as now conducted or as presently proposed to be conducted and which, if not obtained and maintained, would singly or in the aggregate, have any material adverse affect on such Buyer and its subsidiaries taken as a whole. No other Governmental Authorization is subject of any pending or, to Buyers' knowledge, information and belief, threatened challenge or proceeding to revoke or terminate any such Governmental Authorization. Buyers' have no reason to believe that any other Governmental Authorization would not be renewed in the name of Buyer by the granting Authority in the ordinary course.

    (b) Neither Buyers nor any officer or director (in connection with the business, operations and properties of such Buyer) is in or is charged with or, to such Buyer's knowledge, information and belief, at any time since its organization has been in or has been charged with, or is threatened or under investigation with respect to, breach or violation of, or default in the performance, observance or fulfillment of, any Governmental Authorization or any Applicable Law, and no event exists or has occurred, which constitutes, or but for any requirement of giving notice or passage of time or both would constitute, such a breach, violation or default, under:

         (i) any Governmental Authorization or any Applicable Law, except for such breaches, violations or defaults as do not and will not have in the aggregate any material adverse affect on Buyers taken as a whole or the ability of Buyers to perform any of the obligations set forth in this Agreement or any Collateral Agreement or to consummate the Transactions, or

         (ii) any requirement of any insurance carrier, applicable to its business, operations or properties.

8.6 AUTHORIZED AND OUTSTANDING STOCK.

    (a) The authorized and outstanding capital stock of New Frontier is as set forth below:

         DESCRIPTION    AUTHORIZED     ISSUED AND OUTSTANDING

         Common         50,000,000     4,192,511

         Preferred      5,000,000      none

    (b) The warrants for New Frontier common stock issued and outstanding as of July 28, 1997 is as follows:

    HOLDER             WARRANT(S) TO PURCHASE   EXPIRATION DATE   EXERCISE PRICE

    Original Private
    Placement                  189,000             12/31/97          $ 5.50

    National Securities         20,000             10/12/98            4.00

    New Frontier
    Employees                  146,666             10/15/99            6.00

    Quarto                     400,000(i)          9/20/2001           6.00(ii)

    (i) Subject to upward adjustment pursuant to the terms of the Quarto Warrant Agreement.

    (ii) Subject to downward adjustment pursuant to the terms of the Quarto Warrant Agreement.

Buyers represent and warrant that: (i) Colorado Satellite Broadcasting, Inc. is a wholly owned subsidiary of New Frontier; (ii) except as set forth above in this SECTION 8.6, there are no options, warrants, commitments or other rights to purchase shares or other securities of the Buyers; (iii) except as set forth above in this SECTION 8.6, no securities or obligations convertible into or exchangeable for shares or other securities of the Buyers have been authorized or agreed to be issued or are outstanding; (iv) there are no shareholders agreements or similar agreements (including agreements that contain voting arrangements) with respect to any or all of the shares of either Buyer; and (v) SCHEDULE 8.6 is a list of all persons who own 5% or more of the issued and outstanding shares of any class of shares of New Frontier.

8.7 DISCLOSURE. None of the representations and warranties made by Buyers or made in any letter, certificate or memorandum furnished or to be furnished by Buyers or on their behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would make the statements made misleading and materially adverse to Sellers.

8.8 CONTINUING REPRESENTATION AND WARRANTY. Except for those representations and warranties which speak as of a specific date, all of the representations and warranties of Buyers set forth in this Article shall be true and correct on the Closing Date with the same force and effect as though made on and as of that date and those, if any which speak as of a specific date shall be true and correct on the Closing Date.

8.9 SOLVENCY. As of the execution and delivery of this Agreement, and, after giving effect to the consummation of the transactions contemplated herein, Buyers taken as a whole and individually will be solvent.

8.10 INTERPRETATION. For the purposes of this ARTICLE 8, New Frontier and Colorado Satellite Broadcasting, Inc. are each considered to be a "Buyer".

              ARTICLE 9. SELLERS' OBLIGATIONS BEFORE CLOSING

Sellers covenant that, except as otherwise agreed in writing by Buyer, from the date of this Agreement until the Closing:

9.1 BUYERS' ACCESS TO PREMISES AND INFORMATION. Buyers and its counsel, accountants and other representatives shall be entitled to have full access during normal business hours to all Sellers' properties, books, accounts, records, contracts and documents of or relating to the Subject Assets. Sellers shall furnish or cause to be furnished to Buyers and their representatives all data and information concerning the Subject Assets and Adult Movies Business that may reasonably be requested.

9.2 CONDUCT OF BUSINESS IN NORMAL COURSE. Each Seller shall carry on its business and activities diligently and in substantially the same manner as they previously have been carried on, and shall not make or institute any unusual or novel methods of purchase, sale, lease, management, accounting or operation that will vary materially from the methods used by Seller as of the date of this Agreement if it would have a material adverse affect on the Sellers' Adult Movies Business.

9.3 PRESERVATION OF BUSINESS AND RELATIONSHIPS. Each Seller shall use its best efforts, without making any commitments on behalf of Buyers, to preserve the Sellers' Adult Movies Business intact, to keep available to each Seller, its present officers and employees, and to preserve its present relationships with suppliers, customers and others having business relationships with it.

9.4 MAINTENANCE OF INSURANCE. Each Seller shall continue to carry its existing insurance, subject to variations in amounts required by the ordinary operations of their businesses. At the request of Buyers and at Buyers' sole expense, the amount of insurance against fire and other casualties which, at the date of this Agreement, Sellers carry on any of the Subject Assets or in respect of their operations shall be increased by such amount or amounts as Buyers shall specify.

9.5 NEW TRANSACTIONS. Sellers shall not do or agree to enter into any contract, commitment or transaction which would materially adversely effect the ability of Sellers to perform any obligation set forth in this Agreement of any Collateral Agreement.

9.6 EXISTING AGREEMENTS. Except in ordinary course of business, Sellers shall not modify, amend, cancel or terminate any of its existing contracts or agreements, or agree to do any of those acts without the consent of Buyers, if doing so would materially adversely affect the Adult Movies Business.

9.7 CONSENT OF OTHERS. As soon as reasonably practical after the execution and delivery of this Agreement, and in any event on or before the Closing Date, Sellers shall obtain the written consent of the persons described in
SCHEDULE 7.14 in form and substance satisfactory to Buyers and will furnish to Buyers executed copies of those consents.

9.8 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Each Seller shall use its reasonable commercial efforts to assure that all representations and warranties of Sellers set forth in this Agreement and in any written statements delivered to Buyers by Sellers under this Agreement will also be true and correct as of the Closing Date as if made on that date and that all conditions precedent to Closing shall have been met. Sellers shall promptly disclose to Buyers any information contained in the Schedules to this Agreement which, because of an event occurring after the date hereof, is incomplete or is no longer correct as of all times after the date hereof until the Closing Date; provided, however, that none of such disclosures shall be deemed to modify, amend or supplement the representations and warranties of Sellers or the schedules hereto for the purposes of ARTICLE 11, unless Buyer shall have consented thereto in writing.

9.9 STATUTORY FILINGS. Sellers shall cooperate fully with Buyers in preparing and filing all information and documents required under any statutes or governmental rules or regulations pertaining to the Transactions, including but not limited to, any licenses required by Industry Canada and the rules promulgated thereunder.

                    ARTICLE 10. BUYERS' OBLIGATIONS BEFORE CLOSING

10.1 GENERAL OBLIGATIONS AND CONFIDENTIALITY. Prior to the Closing Date (or, in the event the Closing does not occur, for a period of two years following the date of this Agreement) Buyers shall use their best efforts to preserve the confidentiality of any commercial information which is confidential and which Sellers identify in writing as confidential which is disclosed to Buyers or to their representatives by Sellers; provided that Buyers at all times shall not be materially restricted in their investigation of the assets or matters relating thereto. The above provisions of this Section shall not apply to any information which (i) is already known to Buyers at the time of disclosure by Sellers, (ii) is published or through no fault of Buyers becomes published or (iii) is lawfully disclosed to Buyer by a third party. Whether or not the Closing shall take place, Sellers waive any cause of action, right or claim arising out of the access of Buyers or their representatives to any trade secrets or other confidential business information of Sellers from the date of this Agreement until the Closing Date, except for the intentional competitive misuse by Buyers or its representatives of such trade secrets or other confidential business information (identified as confidential as required by this Article) if the Closing does not take place.

10.2 SELLERS' ACCESS TO PREMISES AND INFORMATION. Each Seller and its counsel, accountants and other representatives shall be entitled to have full access during normal business hours to all Buyers' properties, books, accounts, records, contracts and documents. The Buyers shall furnish or cause to be furnished to each Seller and its representatives all data and information concerning Buyers that may reasonably be requested.

               ARTICLE 11. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

The obligation of Buyers to purchase the Subject Assets under this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions set out below in this Article. Buyers may waive any or all of these conditions; provided, however, that no such waiver of a condition shall constitute a waiver by Buyers of any of its other rights or remedies, at law or in equity, if Sellers shall be in default of any of their representations, warranties or covenants under this Agreement.

11.1 ACCURACY'S OF SELLERS' REPRESENTATIONS AND WARRANTIES. All representations and warranties by Sellers contained in this Agreement or in any Collateral Agreement or in any written statement delivered by Sellers thereunder shall be true on and as of the Closing as though such representations and warranties were made on and as of that date. Buyers shall have received a certificate, dated the Closing Date, signed by Sellers' Presidents certifying, in such detail as Buyers and their counsel may reasonably request, that the representations and warranties set out herein are true and correct as of the Closing Date.

11.2 SELLERS' PERFORMANCE. Sellers shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by Sellers on or before the Closing Date.

11.3 CERTIFICATION BY SELLERS. Buyers shall have received a certificate, dated the Closing Date, signed by Sellers' Presidents certifying, in such detail as Buyer and its counsel may reasonably request, that the representations and warranties set out herein are true and correct as of the Closing Date.

11.4 OPINION OF SELLERS' COUNSEL. Buyers shall have received from counsel for Sellers, opinions dated the Closing Date, in form and substance reasonably satisfactory to Buyers and their counsel, stating that:

    (a) each Seller is a corporation duly organized, validly existing and in good standing under the applicable laws of the jurisdiction of their incorporation and have all necessary corporate power to own their properties as now owned and operate their businesses as now operated;

    (b) all corporate proceedings required by law or by the provisions of this Agreement to be taken by each Seller on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly taken;

    (c) this Agreement has been duly and validly authorized and, when executed and delivered by each Seller will be valid and binding on such Seller and enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

    (d) neither the execution nor delivery of this Agreement nor the consummation of the Transactions will constitute a default, or an event that would with notice or lapse of time or both constitute a default under, or violation or breach of Seller's articles of incorporation or bylaws.

In rendering their opinions, counsel for each Seller may rely on certificates of governmental authorities, certificates of Seller's officers, directors or shareholders, and on opinions of associate counsel.

11.5 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the Transactions or their consummation shall have been instituted or threatened on or before the Closing Date.

11.6 CORPORATE APPROVAL. The execution and delivery of this Agreement by Sellers, and the performance of their covenants and obligations under it, shall have been duly authorized by all necessary corporate action, and Buyer shall have received copies of all resolutions pertaining to that authorization, certified by the secretaries of Sellers.

11.7 CONSENTS. All necessary agreements and consents of any parties (other than Buyers, their shareholders or directors, and Authorities in the United States of America) to the consummation of the Transaction, or otherwise pertaining to the matters covered by this Agreement, shall have been obtained.

11.8 APPROVAL OF DOCUMENTATION. The form and substance of all certificates, instruments, opinions and other documents delivered to Buyers under this Agreement shall be satisfactory in all reasonable respects to Buyers and their counsel.

11.9 CONSULTING AGREEMENT. Buyers and the Shareholders identified in
SCHEDULE 11.9 shall enter into a consulting agreement substantially in the form of SCHEDULE 11.9.

11.10 CONDITION OF ASSETS. The Subject Assets shall not have been materially or adversely affected in any way as a result of any fire, accident, storm or other casualty or labor or civil disturbance or act of God or the public enemy.

11.11 NON-COMPETITION AGREEMENT. The shareholders of Sellers shall each have duly executed and delivered to Buyers a Non-competition Agreement substantially in the form of SCHEDULE 11.11.

11.12 AGREEMENT ON SCHEDULES. At the date of execution of this Agreement by the parties, the form and content of the schedules to this Agreement had not be settled by the parties and it is a condition precedent to Buyers' performance under this Agreement that such schedules be settled prior to Closing.
                                      22

               ARTICLE 12. CONDITIONS PRECEDENT TO SELLERS' PERFORMANCE

The obligations of Sellers to sell and transfer the Subject Assets under this Agreement are subject to the satisfaction, at or before the Closing, of all the following conditions:

12.1 ACCURACY OF BUYERS' REPRESENTATIONS AND WARRANTIES. All representations and warranties by Buyers contained in this Agreement or in any Collateral Agreement or in any written statement delivered by Buyers thereunder shall be true on and as of the Closing as though such representations and warranties were made on and as of that date. Sellers shall have received a certificate, dated the Closing Date, signed by Buyers' Presidents certifying, in such detail as Sellers and their counsel may reasonably request, that the representations and warranties set out herein are true and correct as of the Closing Date.

12.2 BUYERS' PERFORMANCE. Buyers shall have performed and complied with all covenants and agreements, and satisfied all conditions that it is required by this Agreement to perform, comply with, or satisfy, before or at the Closing.

12.3 OPINION OF BUYERS' COUNSEL. Buyers shall have furnished Sellers with an opinion from counsel for Buyers, dated the Closing Date, satisfactory to Sellers and their counsel, stating that:

    (a) Buyers are corporations duly organized, validly existing and in good standing under the laws of the State of Colorado and have all requisite corporate power to perform their obligations under this Agreement;

    (b) all corporate proceedings required by law or by the provisions of this Agreement to be taken by Buyers on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the Transactions shall have been duly and validly taken;

    (c) this Agreement has been duly and validly authorized and, when executed and delivered by Buyers will be valid and binding on Buyers and enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

    (d) neither the execution nor delivery of this Agreement nor the consummation of the Transactions will constitute a default, or an event that would with notice or lapse of time or both constitute a default under, or violation or breach of Buyers' articles of incorporation or bylaws;

    (e)  the shares described in SECTION 2.1(d) and the Warrants described in
         SECTION 2.1(e) have been duly authorized and, when issued and delivered pursuant the this Agreement, will have been validly issued, and will be fully paid and nonassessable; the stockholders of New Frontier will have no preemptive rights or other rights with respect to such shares or warrants; when such warrants are exercised in accordance with their terms, the New Frontier shares that are due

         Sellers upon such exercise will have been validly issued, and will be fully paid and non-assessable; the stockholders of New Frontier will have no preemptive rights with respect to the shares issued upon the exercise of such warrants; and

    (f) to the best of such counsel's knowledge, there is no legal action pending or threatened against either of Buyers which could have a material adverse affect on Buyers.


In rendering its opinion, counsel for Buyers may rely on certificates of governmental authorities and on opinions of associate counsel.

12.4 BUYERS' CORPORATE APPROVAL. Buyers shall have received corporate authorization and approval for the execution and delivery of this Agreement and all corporate action necessary or proper to fulfill the obligations of Buyers to be performed under this Agreement on or before the Closing Date.

12.5 BOARD OF DIRECTORS APPOINTMENT. 5DBC shall have the right to appoint at least one director to the Board of Directors of New Frontier and 5DBC shall be entitled to have one additional nonvoting representative whom shall enjoy all the rights and privileges of board members of New Frontier except for the right to vote and whose expenses (traveling and lodging) shall be paid by New Frontier. With respect to the right to appoint at least one director, at such time after the Closing Date as 5DBC shall request, one designee of 5DBC shall be appointed as a member of the Board of Directors of New Frontier, to hold office until the next annual meeting of stockholders of New Frontier and until such designee's successor shall have been elected and qualified (or the earlier resignation or removal of such designee). Thereafter, so long as 5DBC (and its affiliates) continue to own not less than 300,000 (as presently constituted) shares of New Frontier, 5DBC shall, subject to the conditions hereinafter set forth, be entitled to designate one management nominee for election as a member of the Board of Directors of New Frontier. Notwithstanding the foregoing, 5DBC shall not have the right to designate a nominee for election as a member of the Board of Directors, or if such right of designation shall have been exercised, such designee shall not have the right to continue to serve as a member if his/her so serving would cause New Frontier to violate any statute or regulation applicable to New Frontier.

12.6 CONSULTANT CONTRACT - DANIEL BENDER. Buyer shall enter into a Consultant Agreement with Daniel Bender, provided Daniel Bender is prepared to enter into such agreement, for a period of one year following the Closing Date and in the amount of US$100,000.00 in a form substantially similar to
SCHEDULE 12.6, which shall be executed and delivered by Buyer on the Closing
Date.

12.7 AUDIO/VISUAL PRODUCTION AGREEMENT. Buyer shall enter into an Audio/Visual Production Agreement with Diorio Productions Inc., provided Diorio Productions Inc. is prepared to enter into such agreement, in a form substantially similar to SCHEDULE 12.7, whereby Buyer agrees to purchase Cdn$30,000.00 of interstitial programming per month for the acquired Adult Movies Business for a period of nine (9) months following the Closing Date, which agreement shall be executed and delivered by Buyer on the Closing Date.

12.8 AGREEMENT ON SCHEDULES. At the date of execution of this Agreement by the parties, the form and content of the schedules to this Agreement had not be settled by the parties and it is a condition precedent to Sellers' performance under this Agreement that such schedules be settled prior to Closing and shall be initialled by the signing officers of the parties.

12.9 CAPITALIZATION OF BUYERS. Prior to the Closing Date, the Buyers shall have raised and received the net proceeds from a share offering of New Frontier stock of not less than US$7,000,000 gross.


                 ARTICLE 13. SELLERS' OBLIGATIONS AFTER THE CLOSING.

13.1 PRESERVATION OF GOODWILL. Following the Closing, Sellers will restrict their activities so that Buyers' reasonable expectations with respect to the goodwill, business reputation, employee relations and prospects connected with the Subject Assets will not be materially impaired. In furtherance but not in limitation of this general obligation, Sellers agree that, for the period of two (2) years following the Closing Date, or as long as Buyers or its assigns or successors in interest carry on a like business in the counties or areas specified, whichever is shorter:

    (a) Sellers and their shareholders will not engage in any business or activity which is substantially the same as, any business or activity presently conducted by Sellers if such business or activity extends to any of the geographic areas set forth in SCHEDULE 11.11 in which Sellers have heretofore engaged in business or otherwise established its goodwill, business reputation, or any customer relations. The parties intend that the covenant contained herein shall be construed as a series of separate covenants, one for each geographic area specified in SCHEDULE 11.11. Except for geographic coverage, each separate covenant shall be deemed identical in terms to the covenant set forth above. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this Section, then this unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

    (b) Sellers and their shareholders will not disclose to any person or use for their own benefit any price lists, pricing data, customer lists or similar matters possessed by them relating to the Subject Assets or the business transferred to Buyer unless they first clearly demonstrate to Buyer that such matters are at the time of the proposed disclosure or use of common knowledge within the trade.

13.2 SELLERS' INDEMNITIES. Sellers shall indemnify, defend and hold harmless Buyers against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, that Buyers shall incur or suffer, which arise, result from or relate to any breach of, or failure by Sellers to perform, any of their representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Sellers under this Agreement. Notwithstanding any other provision of this Agreement, Sellers shall not be liable to Buyer on any warranty, representation or covenant made by Sellers in this Agreement, or under any of their indemnities in this Agreement, regarding any single claim, loss, expense, obligation or other liability that does not exceed US$2,500.00; provided, however, that when the aggregate amount of all such claims, losses, expenses, obligations and liabilities not exceeding US$2,500.00 each reaches US$25,000.00, Sellers shall thereafter be liable in full for all such breaches and indemnities and regarding all those claims, losses, expenses, obligations, and liabilities.

13.3 ACCESS TO RECORDS. From and after the Closing, Sellers shall allow Buyers, and their counsel, accountants and other representatives, such access to records which after the Closing are in the custody or control of Sellers as Buyers reasonably require in order to comply with its obligations under the law or under contracts assumed by Buyers pursuant to this Agreement.

13.4 NONSOLICITATION OF EMPLOYEES. Except with the prior written consent of Sellers, Buyers shall not, prior to the first anniversary of the Closing, solicit any employee of Sellers or of any affiliate of Sellers to leave such employment if such employee was at any time between the date hereof and the Closing an employee of Seller.

13.5  RISK OF LOSS.

    (a) Until the Closing Date the Subject Assets will remain at the risk of Sellers. Sellers will maintain all risk insurance in respect of loss or damage to or any other casualty in respect of the Subject Assets which provides for loss settlement on a replacement cost basis if the Subject Assets are repaired or replaced and on an actual cash value basis if the Subject Assets are not repaired or replaced. In the event of any loss, damage or claim, in respect of any risk for which insurance is to be carried as aforesaid arising before the Closing Date, Buyers, as an additional condition of closing, will be entitled to be satisfied that the insurers have accepted the claim of Sellers for payment in accordance with the terms of the policies. If any destruction or damage occurs to the Subject Assets on or before the Closing Date or if any or all of the Subject Assets are appropriated, expropriated or seized by governmental or other lawful authority on or before the Closing Date, Sellers will forthwith give notice thereof to Buyers and Buyers will have the option, exercisable by notice to Sellers on or before the Closing Date:

         (i) to reduce the Purchase Price by an amount equal to the cost of repair or, if destroyed or damaged beyond repair or if appropriated, expropriated or seized, by an amount equal to the replacement cost of the assets forming the part of the Subject Assets so damaged or destroyed or appropriated, expropriated or seized and to complete the purchase;

         (ii) to complete the purchase without reduction of the Purchase Price, in which event all proceeds of insurance or compensation for the destruction or damage or appropriation, expropriation or seizure will be payable to Buyers and all right and claim of Sellers to any such amounts not paid by the Closing Date will be assigned to Buyers; or

        (iii) to rescind this Agreement and not complete the purchase if, in the opinion of Buyers, such destruction, damage, appropriation, expropriation or seizure is material and in such event Sellers and Buyers will be released from all obligations hereunder and the deposit referred to in SECTION 2.1(a) shall be returned to Buyers.

    (b) If Buyers elect to reduce the Purchase Price pursuant to SECTION 13.5(a)(i), Sellers and Buyers will at the Closing Date determine the amount of the reduction to the extent that it is then determinable and will undertake to adjust such amount after the Closing Date, if necessary.


                                  ARTICLE 14. COSTS

14.1 FINDER'S OR BROKER'S FEES. Each party shall be responsible for its on costs or for any commission or finder's fee incurred on behalf of that party in connection with the Transactions.

14.2 EXPENSES. Each of the parties shall pay all costs and expenses, including, but not limited to attorneys' fees, incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying the Transactions.


                            ARTICLE 15. FORM OF AGREEMENT

15.1 HEADINGS. The subject headings of the Articles and Sections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

15.2 ENTIRE AGREEMENT; MODIFICATION; WAIVER. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

15.3 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                 ARTICLE 16. PARTIES

16.1 PARTIES IN INTEREST. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

16.2 ASSIGNMENT. No party can assign this Agreement without the express written consent of the other parties. This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective heirs or legal representatives, and their respective successors and permitted assigns.


                                 ARTICLE 17. REMEDIES

17.1 RECOVERY OF LITIGATION COSTS. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

17.2 CONDITIONS PERMITTING TERMINATION. Subject to the provisions of ARTICLE 3 relating to the postponement of the Closing Date, either party may on the Closing Date terminate this Agreement by written notice to the other, without liability to the other, if any bona fide action or proceeding shall be pending against either party on the Closing Date that could result in a materially adverse judgment, decree or order that would prevent or make unlawful the carrying out of this Agreement.

17.3 DEFAULTS PERMITTING TERMINATION. If a Buyer or Seller materially defaults in the due and timely performance of any of its material warranties, covenants, or agreements under this Agreement, the 124 Agreement or the 104 Agreement, the non-defaulting party or parties may on the Closing Date give notice of termination of this Agreement, in the manner provided in ARTICLE 19. The notice shall specify with particularity the default or defaults on which the notice is based. The termination shall be on the first to occur of the 10th day after such notice or the Closing Date, unless the specified default or defaults have been cured by such time.


                ARTICLE 18. NATURE AND SURVIVAL OF REPRESENTATIONS AND
                                      WARRANTIES

All representations, warranties, covenants and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing.

                             ARTICLE 19. NOTICES

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail registered or certified, postage prepaid, and properly addressed as follows:

    Sellers:       Douglas Duncan
                   2500 Don Reid Drive
                   Ontario, Canada
                   K1H 8P5

                   Stuart Duncan
                   2500 Don Reid Drive
                   Ontario, Canada
                   K1H 8P5

                   Daniel Bender
                   27357 Valley Center Road
                   Valley Center, California
                   92082

    with copy to:  Jamie Wyllie, Esq.
                   Yegendorf, Brazeau, Seller, Prehogan & Wyllie
                   55 Metcalfe Street, Suite 750
                   Ontario, Canada
                   K1H 6L5


    Buyers:        New Frontier Media, Inc.
                   1050 Walnut Street, Suite 301
                   Boulder, CO 80302

                   Attn.: Mark H. Kreloff

    with copy to:  The Law Office of Mark L. Driver, P.C.
                   3300 East First Ave. Suite 600
                   Denver, CO 80206
                   Attn.: Mark L. Driver

Any party may change its address for purposes of this Article by giving the other parties written notice of the new address in the manner set forth above.

                           ARTICLE 20. GOVERNING LAW

This Agreement shall be construed in accordance with, and governed by, the laws of the State of Colorado.

                           ARTICLE 21. MISCELLANEOUS

21.1 ANNOUNCEMENTS. Sellers will not make any announcements to the public concerning this Agreement or the Transactions without the prior approval of Buyers, which will not be unreasonably withheld. Notwithstanding any failure of Buyers to approve it, Sellers may make an announcement of substantially the same information as therefore announced to the public by Buyers, or any announcement required by applicable law, but Sellers shall in either case notify Buyers of the contents thereof reasonably promptly in advance of its issuance.

21.2 REFERENCES. Unless otherwise specified, references to Sections or Articles are to sections or articles in this Agreement.

21.3 RELATED TRANSACTIONS. It is a condition of the obligations of the parties to close the Transactions that on the Closing Date the transactions referred to in the 104 Agreement and the 124 Agreement also close on the Closing Date.


IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the day and year first above written.


BUYERS:                                New Frontier Media, Inc.


                                       By: /s/ MARK H. KRELOFF
                                          -------------------------------
                                       Its:  President
                                           ------------------------------


                                       Colorado Satellite Broadcasting, Inc.


                                       By: /s/ MICHAEL WEINER
                                          -------------------------------
                                       Its:  President
                                           ------------------------------


SELLERS:
                                       Fifth Dimension Communications
                                        (Barbados) Inc.


                                       By: /s/ DOUGLAS DUNCAN
                                          -------------------------------
                                          Its authorized signing officer

                                       Merlin Sierra, Inc.


                                       By: /s/ DOUGLAS DUNCAN
                                          -------------------------------
                                          Its authorized signing officer

                                 [LETTERHEAD]


VIA FACSIMILE
No. of Pages:       2



                                                           October 15, 1997





Mark L Driver
600 - 3300 East First Avenue
Denver, Colorado 80206
Fax No.: (303) 321-3196

Kent Krausman
The Citadel
400 - 3200 Cherry Creek South Drive
Denver, Colorado 80209
Fax No.: (303) 777-1622

Michael Wiener
New Frontier Media, Inc.
301 - 1050 Walnut Street
Boulder, Colorado 80302
Fax No.: (303) 444-0734



Dear Sirs:

RE: Amendment to Asset Purchase Agreement Effective 5 September 1997 among New Frontier Media, Inc., Colorado Satellite Broadcasting, Inc., Fifth Dimension Communications (Barbados) Inc., and Merlin Sierra, Inc. Our File No.: 97-6478

     As solicitors for the buyers under the above-described Asset Purchase Agreement, you are hereby directed and authorized to replace the existing page 5 of the Agreement with the page which is attached to this letter.

                                             Yours very truly,

                                             /s/ Jamie Wyllie
JW/sjw                                       Jamie Wyllie

Att.

(which reasons shall include the insolvency or bankruptcy of 5DBC), 5DBC agrees to assign, according to the terms of those agreements and contingent upon acceptance and approval of the assignments by the lessors thereto, its interests in the Skynet Transponder Agreements to Buyers.

1.2 FUTURE SATELLITE RIGHTS. Buyers shall have a right of first refusal to obtain satellite transponder service rights on Nahuel AsiaSat and IntelSat satellites to the extent 5DBC may have such rights in such satellites and desires to sublease those transponder service rights to third parties for use in Adult Movies Programming.

                           ARTICLE 2. PURCHASE PRICE

2.1 PAYMENT OF PURCHASE PRICE. In consideration for the transfer and assignment of the Subject Assets and in consideration of the representations, warranties and covenants of Sellers set forth herein, Buyers on the conditions set forth herein:

    (a) shall pay, Subject to Article 5, an earnest money deposit in the amount of US$85,000.00;

    (b) shall deliver to Sellers at the Closing (as hereinafter defined) US$2,339,828.00 plus taxes as provided in Article 6, payable in cash as more fully described in SECTION 3.2;

    (c) shall deliver at the Closing a promissory note in the amount of US$814,289.00 executed by Buyer and payable to Sellers in the form substantially similar to that set forth in Schedule 2.1(c). Buyer's performance under the promissory note shall be guaranteed by New Frontier. Additionally, in order to secure Buyer's obligations pursuant to the promissory note, at the Closing Buyer shall execute and deliver to Sellers a security agreement in the form attached as Exhibit A to SCHEDULE 2.1(c) pursuant to which Buyer shall grant to Sellers a security interest/lien in all of its furniture, fixtures, equipment and inventory, ranking first in priority over all other security interests/lienholders, except the interests of Buyers' chief financial institutions which shall have a first priority up to an amount of US $2,000,000.00;

    (d) shall deliver to Sellers at the Closing Date, a certificate for 840,000 shares of common stock of New Frontier, such shares to be "restricted" from transfer as that term is defined by Rule 144 promulgated under the Securities Act of 1933, as amended, duly registered in the name of Sellers (or such other parties as Sellers may direct) equivalent in value to US$3,402,000.00, the value of which is agreed to be US$4.05 per share, and which was determined by allowing a 19% discount of the closing bid price on New Frontier's "free-trading" common stock on April 14, 1997;

    (e) shall deliver to Sellers (or to such other parties as Sellers may direct) at the

                    [SCHEDULES TO THE BARBADOS AGREEMENT]

                                SCHEDULE 1(a)


                               TRADEMARKS LIST



EXOTICA (U.S. Trademark Application No. pending)


XXXOTICA (U.S. Trademark Registration No. 2030091)


XXXOTICA AND DESIGN (U.S. Trademark Registration No. 2028739)

                                 SCHEDULE 1(b)

                               PROGRAMMING LIST


None.

                                 SCHEDULE 1(c)

                                SUBSCRIBERS LIST


None.

                                 SCHEDULE 1(d)

                                  VENDORS LIST

                                   [attached]

                  FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
                                  VENDOR LISTING


         VENDOR                   ADDRESS                TELE #       FAX #
------------------------------------------------------------------------------
Bartel                       Windsor Lodge.             434-2273
                             Government Hill
                             St. Michael, Barbados

Bios Inc. (Sunbeach)         #6, 5th Avenue             426-4634    228-6330
(internet Provider)          Belleville
                             St. Michael, Barbados

Chamber of Commerce          First Floor, Newill House  426-0747    429-2907
                             Collymore Rock
                             St. Michael, Barbados

Ernst & Young                P.O. Box 261 Bay Street    430-3900    426-9551
                             Bridgetown, Barbados

Federal Express              Beckwith Mall              420-7380    429-5386
                             Lower Broad Street
                             Bridgetown, Barbados

Lashley Enterprises Inc.     P.O. Box 1357              427-0207    429-3649
(Office Supplies)            Bridgetown, Barbados

S.R. Musson Son & Company    P.O. Box 103               429-5686    429-3237
(Rent)                       Bridgetown, Barbados

Stoutes Car Rental Limited   Kirtons                    435-4456    435-4435
                             St. Philip, Barbados



                             Prepared by Delani Davis

                             MOVIE DISTRIBUTORS

-----------------------------------------------------------------------------------------------------------------------------------
        COMPANY                       ADDRESS                 CITY, STATE        ZIP       CONTACT          PHONE          FAX
-----------------------------------------------------------------------------------------------------------------------------------
ABV-USA, Inc.                6965 El Camino Real, #105-150   La Costa, CA       92009   Al Borda         619-734-1925  619-734-1929
Antares Worldwide            20695 S. Western Ave. #112      Torrance, CA       90501   Woody Varner     310-787-9000  310-781-3000
Antigua pictures             9650 De Soto Ave.               Chatsworth, CA     91311   John Blatt       818-709-7400  818-709-7489
C.E.D., Inc.                 2020 Broadway                   Santa Monica, CA   90404   Lisa Schmidt     310-829-2222  310-829-0202
Cinderella Distributors      8021 Remmet                     Canoga Park, CA    91304   Jack Michaelson  818-884-6681  818-884-7189
Coast to Coast Distributors  39 W. 19th St.                  New York, NY       10011   Jack Michaelson  212-727-0390  212-727-0590
Digital Media Group          5320 Derry Ave. #H              Agoura Hills, CA   91301   Dewey Doolittle  818-597-9191  818-597-0492
Dreamland Entertainment      14666 Titus St., Suite 22       Panorama City, CA  91402   Jack Michaelson  818-884-6681  818-884-7189
Erotic Video Network (EVN)   20440 Corisco St.               Chatsworth, CA     91311   Jack Michaelson  818-884-6681  881-884-7189
Fantazy Entertainment Group  8021 Remmet                     Canoga Park, CA    91304   Jack Michaelson  818-884-6681  818-884-7189
Fat Dog Productions          21708 Marilla St.               Chatsworth, CA     91311   Larry Fields     800-223-9461  818-727-0328
Hollywood Video              8021 Remmet                     Canoga Park, CA    91304   Jack Michaelson  818-884-6681  818-884-7189
InXCess Productions, Inc.    9400 Lurtine Ave., #F           Chatsworth, CA     91311   Alex Katz        818-341-0997  818-349-2278
Kan Marketing                2355 Topanga Canyon Rd.         Topanga, CA        90290   Keith            310-455-8774  310-455-0779
Klimaxxx Productions         79888 Boqueron Way              Bermuda Dunes, CA  92201   Jon Gallo        619-772-1928  619-772-1468
Metro Home Video             16557 Arminta St.               Van Nuys, CA       91406   Jack Michaelson  818-884-6681  818-884-7189
Nitro Productions            21612 Marilla St.               Chatsworth, CA     91311   Jack Michaelson  818-884-6681  818-884-7189
Notorious Productions        9753 Eton Ave.                  Chatsworth, CA     91311
Odyssey Group Video          8599 Venice Blvd. #C            Los Angeles, CA    90034   Jack Michaelson  800-397-5114  310-202-0897
Ona Zee Productions          13360 Beach Ave.                Marina Del Rey, CA 90292   Arlene Reese     310-577-8842  310-577-8850
Outlaw Productions           8701 West Chester Pike          Upper Darby, PA    19082   Gary Palao       800-668-4380  610-692-5921
Paul Noman Productions       18936 Kilfinan St.              Northridge, CA     91326   Jack Michaelson  818-884-6681  818-884-7189
Pepper Productions           8021 Remmet                     Canoga Park, CA    91304   Jack Michaelson  818-884-6681  818-884-7189
Pleasure Productions         59 Lake Dr.                     Hightstown, NJ     08520   Scott Blatt      609-426-1777  609-426-8897
Plum Productions             21115 Devonshire St., #135      Chatsworth, CA     91311   Jack Michaelson  818-772-7250  818-772-2160
Plush Productions            9204 Deering Ave.               Chatsworth, CA     91311   Eddie Martinez   800-276-1844  818-772-9658
Randy West Productions       6520 Platt Ave., #647           West Hills, CA     91307   Randy West       818-888-6767  818-702-6561
Sin City Video               6617 Independence Ave.          Canoga Park, CA    91303   Josle Farla      800-315-9888  818-999-CITY
Snatch Productions           16102 Hart St.                  Van Nuys, CA       91406   Todd Blatt       818-909-3700  818-909-3701
Stuart Canterbury            7095 Hollywood Blvd., #426      Los Angeles, CA    90028   Jack Michaelson  818-884-6681  818-884-7189
Tight Ends Productions       8040 Remmet Ave., #B            Canoga Park, CA    91304   Jack Michaelson  818-884-6681  818-884-7189
VCA Pictures                 9650 De Soto Ave.               Chatsworth, CA     91311   Kimberly Wilson  800-421-2386  818-718-8536
Video Team                   15753 Stagg St.                 Van Nuys, CA       91406   Jack Michaelson  818-884-6681  818-884-7189
Western Visual               15745 Stagg St.                 Van Nuys, CA       91406
-----------------------------------------------------------------------------------------------------------------------------------

                             MOVIE DISTRIBUTORS

----------------------------------------------------------------------------------------------------------------------------------
         COMPANY                    ADDRESS           CITY, STATE        ZIP       CONTACT             PHONE            FAX
----------------------------------------------------------------------------------------------------------------------------------
Wicked Pictures                9040 Eton Ave.        Canoga Park, CA    91304    Steve Valadas      818-349-3593    818-349-6620
X-Citement Video               7118 Decetis Place    Van Nuys, CA       91406    Jack Michaelson    800-821-6448    818-781-5315
XPLOR Media Group/Homegrown    7721 Convoy Ct.       San Diego, CA      92111    Moffitt Timlake    619-541-0280    619-541-0210
----------------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 1.1


                            TRANSPONDER SUBLEASES


                                  [Attached]

                             TRANSPONDER SUBLEASE

                               AGREEMENT BETWEEN

                Fifth Dimension Communications Holdings, Inc.


                                      AND

                    Colorado Satellite Broadcasting, Inc.

              CONCERNING SKYNET TRANSPONDER SERVICE ON TELSTAR 4

    THIS SUBLEASE is made on this _______ day of______ , 1997 by and between Fifth Dimension Communications Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware and having its primary Canadian place of business at 2500 Don Reid Drive, Ottawa, Ontario K1H 8P5 (hereinafter referred to as "5D") and Colorado Satellite Broadcasting, Inc., a corporation organized and existing under the laws of Colorado and having its primary place of business at 1050 Walnut Street, Suite 301, Boulder, Colorado 80302 (hereinafter referred to as "CSB").

    RECITALS:

    A. LORAL SKYNET, (hereinafter referred to as "SKYNET") operates a domestic satellite system and offers services on such system in accordance with FCC Tariff No. 7 ("Tariff") filed with the Federal Communications Commission ("FCC").

    B. Fifth Dimension Communications (Barbados) Inc. entered into an Agreement with SKYNET dated November 21, 1996 (hereinafter "Master Lease"), for SKYNET satellite service and is entitled to transponder service consisting of service on one (1) C-Band 36MHz 16 Watt non-protected preemptible transponder ("Bronze" transponders) on Telstar 402R for service which began on January 1, 1997 and terminates December 31, 1999. Fifth Dimension Communications (Barbados) Inc. has assigned that Master lease to 5D.

    C. Fifth Dimension Communications (Barbados) Inc. has assigned its rights and interest in the Master Lease to 5D.

    D. 5D wishes to sublease to CSB and CSB wishes to sublease from 5D all rights and obligations 5D has in the Master Lease dated November 21, 1996.

    ACCORDINGLY, 5D, in consideration of the payment by CSB to SKYNET for the satellite and transponder services and such other adequate consideration which is hereby acknowledge, 5D agrees to sublease its rights under the Master Lease as follows:

                                   AGREEMENT

    1. AGREEMENT. 5D subleases its rights in the SKYNET satellite and Transponder Service as granted to 5D pursuant to the Master Lease and according to the terms and conditions set forth therein to CSB. The provisions of the Master Lease, all amendments thereto and all applicable FCC Tariffs filed with the Federal Communications Commission are incorporated into this Agreement between 5D, as sublessor, and CSB, as sublessee as though 5D was SKYNET and as though CSB was lessee under the Master Lease. 5D shall not be liable for breaches of the Master Lease by SKYNET, subject to paragraph 6 herein.

    2. TERM. The term of this sublease shall begin on the closing date of the Asset Purchase Agreement dated September 5, 1997 between New Frontier Media, Inc., and Colorado Satellite Broadcasting, Inc., as first parties, and Fifth Dimension Communications (Barbados) Inc. and Merlin Sierra, Inc., as second parties, ("Asset Purchase Agreement ) and shall end on December 31, 1999, unless renewed at CSB's option according to the terms and conditions of the Master Lease.

    3. PAYMENT. CSB shall pay for the Transponder Service in accordance with the following:

Quantity      Service      Satellite           Term          Monthly Rate
-----------------------------------------------------------------------------
   1        C-Band 36 MHz  Telstar 4      December 31, 1999   $120,000.00
            16 Watt

Payment under this Agreement shall be made, according to the terms and conditions associated with SKYNET's billing for the services, directly to SKYNET which shall receive payment at least five (5) days before the beginning of each month. Confirmation of such payment shall be made to 5D simultaneously with the payment to SKYNET at the following address:

              Fifth Dimension Communications Holdings, Inc.
              Stuart K. Duncan - President
              2500 Don Reid Drive
              Ottawa, Ontario K1H 8P5

    4. DEPOSIT. CSB shall provide to 5D no later than the closing date of the Asset Purchase Agreement a letter of credit on terms reasonably acceptable to 5D in the amount of $USD120,000.00 to be used and applied as a security in the event of a default by CSB under any of the terms and conditions of this Agreement.

    5. LIABILITY OF 5D. 5D's liability shall be limited to the extent it acts as sublessor of the Master Lease. 5D shall not be liable for breaches of the Master Lease by SKYNET, subject to paragraph 6 herein.

    6. AUTHORITY TO PROSECUTE CLAIMS. For so long as this Agreement shall remain in effect, 5D hereby appoints CSB as attorney-in-fact of 5D for the purpose of pursuing and prosecuting any claim deemed by CSB to be worthy of pursuit or prosecution against SKYNET for any breach or potential breach of the Master Lease or other conduct by SKYNET which, in the opinion of CSB adversely or may adversely affect the interests of CSB hereunder. CSB, as attorney-in-fact may prosecute or bring such action before any court, agency, arbitral body or other entity which may have jurisdiction over such matter, for and in the name of 5D, and such power, being coupled with an interest, is irrevocable. Notice of any such prosecution or action by CSB must be given to 5D pursuant to section 10 herein. CSB agrees to indemnify and hold harmless 5D for any and all costs and attorneys fees directly incurred by or assessed against 5D as a result of such prosecution or action brought by CSB. 5D acknowledges that any breach or the Master Lease by SKYNET or other conduct by SKYNET which adversely or may adversely affect the interests of CSB under this Agreement, would cause 5D direct and actual damages or losses under the terms of the Master Lease insofar as and to the extent CSB would suffer or incur direct and/or actual damages as a result of said breach or adverse conduct. The payment, settlement or other recovery by CSB as attorney-in fact of 5D shall inure to the benefit of CSB.

    7.   REPRESENTATIONS OF 5D. 5D represents and warrants as follows:

    a. That it is not currently in default of nor is it aware of any event that with the notice or lapse of time, or both, would constitute a default of any of its obligations, including the obligation of payment, under the Master Lease;

    b. That it will cooperate and exercise best efforts to obtain the consent, approval and recognition of this Agreement by SKYNET, whether or not required pursuant to the terms of the Master Lease or applicable Tariffs, which consent, approval and recognition shall include consent and approval of direct payment by CSB to SKYNET pursuant to section 3 herein and deposit of the security deposit by CSB to SKYNET pursuant to section 4 herein.

    c. That 5D does not currently have any other transponder leases or other obligations with SKYNET other than those leases being subleased to CSB and will not obtain any other transponder leases or obligations with SKYNET or a third party which will in any way encumbers or would encumber or affect the rights and obligations now existing under the Master Lease or the rights of CSB under this Agreement.

    d. That SKYNET has consented and approved of the assignment of the Master Lease from Fifth Dimension Communications (Barbados) Inc. to 5D.

    8. RENEWAL. To the extent available, CSB shall have any and all rights and options to renew this Agreement as 5D has under the terms of the Master Lease.

    9. MASTER LEASE. This Agreement and sublease is subject to the Master Lease, as that term is defined in the recitals, and all amendments thereto. The provisions of the Master Lease are applicable to this sublease as though SKYNET, as lessor under the Master Lease, were the sublessor under this Agreement and as though 5D as lessee under the Master Lease was sublessee CSB under this Agreement. 5D shall not be liable for breaches of the Master Lease by SKYNET, subject to paragraph 6 herein. CSB acknowledges that it has received a copy of the Master Lease and represents that it will not cause or allow to be caused any default under the Master Lease and that it will indemnify 5D against any loss, liability, and expenses (including reasonable attorneys' fees and costs) arising out of any default under the Master Lease caused by CSB, and 5D will indemnify CSB against any loss, liability, and expenses (including reasonable attorneys' fees and costs) arising out of any default under the Master Lease caused by 5D.

    10. NOTICES. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by one party to the other party pursuant to this Agreement shall be in writing and shall be delivered by hand or mailed first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:


         If to 5D:      Fifth Dimension Communications Holdings, Inc.
                        Stuart K. Duncan - President
                        2500 Don Ried Drive
                        Ottawa, Ontario K1M 8P5


         If to CSB:     Colorado Satellite Broadcasting, Inc.
                        Mark R. Kreloff- President
                        1050 Walnut Street, Suite 301
                        Boulder, CO 80302


    11.  INDEPENDENT CONTRACTOR. Except to the limited extent allowed under section 6, nothing herein contained shall create any association, partnership, joint venture, the relationship of principal and agent, or the relationship of employer and employee between the parties hereto, it being understood that 5D shall perform and provide as sublessor, all services hereunder as an independent contractor.

    12. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Colorado.

    13. HEADINGS. The headings used throughout this Agreement are for conveniences only and are not a part of this Agreement and shall have no effect upon the construction and interpretation of this Agreement.

    14. WAIVER. A waiver by either party of any of the terms and conditions of this Agreement or any term and condition of the Master Lease in any instance shall not be deemed or construed to be a waiver of such term and condition for the future, or any subsequent breach thereof To the extent any waiver by 5D of any term and condition of the Master Lease will or may adversely affect CSB's rights hereunder, 5D must first obtain the written consent of CSB before any such waiver.

    15. SEVERALBILTY. If any provision of this Agreement, as applied to either party or to any circumstance, shall be adjudged to be void or unenforceable by any court, arbitral body, agency or other entity having jurisdiction, the same shall in no way affect any other provision in any other circumstances.

    16. ASSIGNMENT AND TRANSFER. Either party may assign and/or transfer its rights, duties and obligations under this Agreement in its entirety: (a) in connection with the sale of all or substantially all of its assets; (b) to its parent corporation, or (c) to any wholly owned affiliate or subsidiary of the respective assignor, PROVIDED, however, that any such assignment or transfer is in accordance with the terms and conditions of Master Lease.



    IN WITNESS WHEREOF, the parties hereto have entered into this Agreement and sublease as of the day and year above written.

Fifth Dimension Communications Holdings, Inc.


By:

Title:




Colorado Satellite Broadcasting, Inc.


By:

Title:



                                  GUARANTEE

New Frontier Media, Inc. (the "Guarantor"), in consideration of the sum of $2.00 now paid by Fifth Dimension Communications Holdings, Inc.("5D") to the Guarantor (the receipt whereof is hereby acknowledged) and other valuable consideration, hereby directly and unconditionally guarantees to and covenants with 5D that:

(1) Colorado Satellite Broadcasting, Inc. ("CSB") will duly perform and observe each and every covenant, condition and term in the above agreement on the part of CSB to be performed and observed, including the payment of sums agreed to be paid or payable under the above agreement on the days and at the time and in the manner specified ill the above Agreement;

(2) if any default shall be made by CSB, whether in payment of any sums from time to time falling due under the above agreement as and when the same become due and payable or in the performance or observance of any of the said covenants, conditions or terms, the Guarantor will forthwith pay to 5D on demand all sums in respect of which such default shall have occurred and all damages that may arise in consequence of the non-observance or non-performance of any of the said covenants, conditions or terms;

(3) the Guarantor is jointly and severally bound with CSB for the fulfillment of all obligations of CSB under the above agreement;

(4) in the enforcement of its rights under the above agreement, 5D may proceed against the Guarantor as if the Guarantor was a party to the above agreement in place of CSB;

(5) the Guarantor hereby waives any rights to require 5D to proceed against CSB or to take or perfect or proceed against or to exhaust any security held from CSB or others or to pursue any other remedy whatsoever which may be available to the SD before proceeding against the Guarantor;

(6) no neglect or forbearance of 5D in endeavoring to obtain payments required to be made under the above agreement as and when the same become due, no delay of 5D in taking any steps to enforce performance or observance of the several covenants, conditions or terms of the above agreement to be performed or observed by CSB, no extension or extensions of time which may be given by 5D from time to time to CSB, and no other act or failure to act of or by 5D shall release, discharge or in any way reduce the obligations of the Guarantor under this guarantee; and

(7) in the event of a default by CSB under the above agreement, the Guarantor will pay all amounts payable or to be paid at any time under the above agreement.

IN WITNESS WHEREOF New Frontier Media, Inc. has entered into this guarantee as of the day and year above written.

New Frontier Media, Inc.


By:

Title:

                              TRANSPONDER SUBLEASE

                               AGREEMENT BETWEEN

                 Fifth Dimension Communications Holdings, Inc.


                                      AND


                     Colorado Satellite Broadcasting, Inc.

               CONCERNING SKYNET TRANSPONDER SERVICE ON TELSTAR 5

    THIS SUBLEASE is made on this _______ day of_______________ 1997 by and between Fifth Dimension Communications Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware and having its primary Canadian place of business at 2500 Don Reid Drive, Ottawa, Ontario K1H 8P5 (hereinafter referred to as "5D") and Colorado Satellite Broadcasting, Inc., a corporation organized and existing under the laws of Colorado and having its primary place of business at 1050 Walnut Street, Suite 301, Boulder, Colorado 80302 (hereinafter referred to as "CSB").

    RECITALS:

    A. LORAL SKYNET, (hereinafter referred to as "SKYNET") operates a domestic satellite system and offers services on such system in accordance with FCC Tariff No. 7 ("Tariff") filed with the Federal Communications Commission ("FCC").

    B. Fifth Dimension Communications (Barbados) Inc. entered into an Agreement with SKYNET dated July 1, 1997 (hereinafter "Master Lease"), for SKYNET satellite service and is entitled to transponder service consisting of service on three (3) Preemptible C-Band 36MHz 20 Watt transponders on Telstar 5 for service which began on In-Service date of Telstar 5 and terminates on the five year anniversary of such In-Service date.

    C. Fifth Dimension Communications (Barbados) has assigned its rights and interest in the Master Lease to 5D.

    D. 5D wishes to sublease to CSB and CSB wishes to sublease from 5D all rights and obligations 5D has in the Master Lease dated July 1, 1997.

    ACCORDINGLY, 5D, in consideration of the payment by CSB to SKYNET for the satellite and transponder services and such other adequate consideration which is hereby acknowledge, 5D agrees to sublease its rights under the Master Lease as follows:

                                   AGREEMENT

    1. AGREEMENT. 5D subleases its rights in the SKYNET satellite and Transponder Service as granted to 5D pursuant to the Master Lease and according to the terms and conditions set forth therein to CSB. The provisions of the Master Lease, all amendments thereto and all applicable FCC Tariffs filed with the Federal Communications Commission are incorporated into this Agreement between 5D, as sublessor, and CSB, as sublessee as though 5D was SKYNET and as though CSB was lessee under the Master Lease. 5D shall not be liable for breaches of the Master Lease by SKYNET, subject to paragraph 6 herein.

    2. TERM. The term of this sublease shall begin on the closing date of the Asset Purchase Agreement dated September 5, 1997 between New Frontier Media, Inc., and Colorado Satellite Broadcasting, Inc., as first parties, and Fifth Dimension Communications (Barbados) Inc. and Merlin Sierra, Inc., as second parties, ("Asset Purchase Agreement") and shall end on December 31, 1999, unless renewed at CSB's option according to the terms and conditions of the Master Lease.

    3. PAYMENT. CSB shall pay for the Transponder Service in accordance with the following:


Quantity   Service                   Satellite          Term        Monthly Rate
--------------------------------------------------------------------------------
   1       C-Band 36 MHz             Telstar 5    I.S. for 5 Years  $125,000.00
           Preemptible transponder


Payment under this Agreement shall be made, according to the terms and conditions associated with SKYNET's billing for the services, directly to SKYNET which shall receive payment at least five (5)days before the beginning of each month. Confirmation of such payment shall be made to 5D simultaneously with the payment to SKYNET at the following address:


              Fifth Dimension Communications Holdings, Inc.
              Stuart K. Duncan - President
              2500 Don Reid Drive
              Ottawa, Ontario K1H 8P5


    4. DEPOSIT. CSB shall provide to 5D no later than the closing date of the Asset Purchase Agreement a letter of credit on terms reasonably acceptable to 5D in the amount of $USD375,000.00 to be used and applied as a security in the event of a default by CSB under any of the terms and conditions of this Agreement.

    5. LIABILITY OF 5D. 5D's liability shall be limited to the extent it acts as sublessor of the Master Lease. 5D shall not be liable for breaches of the Master Lease by SKYNET, subject to paragraph 6 herein.

    6. AUTHORITY TO PROSECUTE CLAIMS. For so long as this Agreement shall remain in effect, 5D hereby appoints CSB as attorney-in-fact of 5D for the purpose of pursuing and prosecuting any claim deemed by CSB to be worthy of pursuit or prosecution against SKYNET for any breach or potential breach of the Master Lease or other conduct by SKYNET which, in the opinion of CSB adversely or may adversely affect the interests of CSB hereunder. CSB, as attorney-in-fact may prosecute or bring such action before any court, agency, arbitral body or other entity which may have jurisdiction over such matter, for and in the name of 5D, and such power, being coupled with an interest, is irrevocable. Notice of any such prosecution or action by CSB must be given to 5D pursuant to section 10 herein. CSB agrees to indemnify and hold harmless 5D for any and all costs and attorneys fees directly incurred by or assessed against 5D as a result of such prosecution or action brought by CSB. 5D acknowledges that any breach or the Master Lease by SKYNET or other conduct by SKYNET which adversely or may adversely affect the interests of CSB under this Agreement, would cause 5D direct and actual damages or losses under the terms of the Master Lease insofar as and to the extent CSB would suffer or incur direct and/or actual damages as a result of said breach or adverse conduct. The payment, settlement or other recovery by CSB as attorney-in fact of 5D shall inure to the benefit of CSB.

    7.   REPRESENTATIONS OF 5D. 5D represents and warrants as follows:

    a. That it is not currently in default of nor is it aware of any event that with the notice or lapse of time, or both, would constitute a default of any of its obligations, including the obligation of payment, under the Master Lease;

    b. That it will cooperate and exercise best efforts to obtain the consent, approval and recognition of this Agreement by SKYNET, whether or not required pursuant to the terms of the Master Lease or applicable Tariffs, which consent, approval and recognition shall include consent and approval of direct payment by CSB to SKYNET pursuant to section 3 herein and deposit of the security deposit by CSB to SKYNET pursuant to section 4 herein.

    c. That 5D does not currently have any other transponder leases or other obligations with SKYNET other than those leases being subleased to CSB and will not obtain any other transponder leases or obligations with SKYNET or a third party which will in any way encumbers or would encumber or affect the rights and obligations now existing under the Master Lease or the rights of CSB under this Agreement.

    d. That SKYNET has consented and approved of the assignment of the Master Lease from Fifth Dimension Communications (Barbados) Inc. to 5D.

    8. RENEWAL. To the extent available, CSB shall have any and all rights and options to renew this Agreement as 5D has under the terms of the Master Lease.

    9. MASTER LEASE. This Agreement and sublease is subject to the Master Lease, as that term is defined in the recitals, and all amendments thereto. The provisions of the Master Lease are applicable to this sublease as though SKYNET, as lessor under the Master Lease, were the sublessor under this Agreement and as though 5D as lessee under the Master Lease was sublessee CSB under this Agreement. 5D shall not be liable for breaches of the Master Lease by SKYNET, subject to paragraph 6 herein. CSB acknowledges that it has received a copy of the Master Lease and represents that it will not cause or allow to be caused any default under the Master Lease and that it will indemnify 5D against any loss, liability, and expenses (including reasonable attorneys' fees and costs) arising out of any default under the Master Lease caused by CSB, and 5D will indeMnify CSB against any loss, liability, and expenses (including reasonable attorneys' fees and costs) arising out of any default under the Master Lease caused by 5D.

    10. NOTICES. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by one party to the other party pursuant to this Agreement shall be in writing and shall be delivered by hand or mailed first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:


    If to 5D:      Fifth Dimension Communications Holdings, Inc.
                   Stuart K. Duncan - President
                   2500 Don Ried Drive
                   Ottawa, Ontario K1H 8P5


    If to CSB:     Colorado Satellite Broadcasting, Inc.
                   Mark R. Kreloff- President
                   1050 Walnut Street, Suite 301
                   Boulder, CO 80302


    11. INDEPENDENT CONTRACTOR. Except to the limited extent allowed under section 6, nothing herein contained shall create any association, partnership, joint venture, the relationship of principal and agent, or the relationship of employer and employee between the parties hereto, it being understood that 5D shall perform and provide as sublessor, all services hereunder as an independent contractor.

    12. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Colorado.

    13. HEADINGS. The headings used throughout this Agreement are for conveniences only and are not a part of this Agreement and shall have no effect upon the construction and interpretation of this Agreement.

    14. WAIVER. A waiver by either party of any of the terms and conditions of this Agreement or any term and condition of the Master Lease in any instance shall not be deemed or construed to be a waiver of such term and condition for the future, or any subsequent breach thereof. To the extent any waiver by 5D of any term and condition of the Master Lease will or may adversely affect CSB's rights hereunder, 5D must first obtain the written consent of CSB before any such waiver.

    15. SEVERALBILTY. If any provision of this Agreement, as applied to either party or to any circumstance, shall be adjudged to be void or unenforceable by any court, arbitral body, agency or other entity having jurisdiction, the same shall in no way affect any other provision in any other circumstances.

    16. ASSIGNMENT AND TRANSFER. Either party may assign and/or transfer its rights, duties and obligations under this Agreement in its entirety: (a) in connection with the sale of all or substantially all of its assets; (b) to its parent corporation, or (c) to any wholly owned affiliate or subsidiary of the respective assignor, PROVIDED, however, that any such assignment or transfer is in accordance with the terms and conditions of Master Lease.

    IN WITNESS WHEREOF, the parties hereto have entered into this Agreement and sublease as of the day and year above written.


Fifth Dimension Communications Holdings, Inc.


By:

Title:




Colorado Satellite Broadcasting, Inc.


By:

Title:


                                   GUARANTEE

New Frontier Media, Inc. (the "Guarantor"), in consideration of the sum of $2.00 now paid by Fifth Dimension Communications Holdings, Inc.("5D") to the Guarantor (the receipt whereof is hereby acknowledged) and other valuable consideration, hereby directly and unconditionally guarantees to and covenants with 5D that:

(1) Colorado Satellite Broadcasting, Inc. ("CSB") will duly perform and observe each and every covenant, condition and term in the above agreement on the part of CSB to be performed and observed, including the payment of sums agreed to be paid or payable under the above agreement on the days and at the time and in the manner specified in the above Agreement;

(2) if any default shall be made by CSB, whether in payment of any sums from time to time falling due under the above agreement as and when the same become due and payable or in the performance or observance of any of the said covenants, conditions or terms, the Guarantor will forthwith pay to 5D on demand all sums in respect of which such default shall have occurred and all damages that may arise in consequence of the non-observance or non-performance of any of the said covenants, conditions or terms;

(3) the Guarantor is jointly and severally bound with CSB for the fulfillment of all obligations of CSB under the above agreement;

(4) in the enforcement of its rights under the above agreement, 5D may proceed against the Guarantor as if the Guarantor was a party to the above agreement in place of CSB;

(5) the Guarantor hereby waives any rights to require 5D to proceed against CSB or to take or perfect or proceed against or to exhaust any security held from CSB or others or to pursue any other remedy whatsoever which may be available to the 5D before proceeding against the Guarantor;

(6) no neglect or forbearance of 5D in endeavoring to obtain payments required to be made under the above agreement as and when the same become due, no delay of 5D in taking-any steps to enforce performance or observance of the several covenants, conditions or terms of the above agreement to be performed or observed by CSB, no extension or extensions of time which may be given by 5D from time to time to CSB, and no other act or failure to act of or by 5D shall release, discharge or in any way reduce the obligations of the Guarantor under this guarantee; and

(7) in the event of a default by CSB under the above agreement, the Guarantor will pay all amounts payable or to be paid at any time under the above agreement.


IN WITNESS WHEREOF New Frontier Media, Inc. has entered into this guarantee as of the day and year above written.


New Frontier Media, Inc.


By:


Title:

                                   SCHEDULE 2.1(c)

                                   PROMISSORY NOTE

                                      [attached]

                                   PROMISSORY NOTE


$814,229                                                                 , 1997

    FOR VALUE RECEIVED, Colorado Satellite Broadcasting, Inc. ("Maker") promises to pay to the order of Fifth Dimension Communications (Barbados) Inc. and Merlin Sierra, Inc. (collectively "Holder") at ________________, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of EIGHT HUNDRED FOURTEEN THOUSAND TWO HUNDRED TWENTY NINE DOLLARS (USD$814,229) plus interest thereon as set forth herein.

    Interest shall be calculated at the rate of prime plus one percent (1%), based on the prime rate of Bank One as of the date hereof, and recalculated at the beginning of each quarter, but in no event shall the interest rate be greater than nine percent (9%) per annum, nor less than six percent (6%) per annum.

    This Note shall accrue interest at the aforesaid rate, compounded monthly and all accrued interest shall be paid on [date which is twelve months from closing] and thereafter, interest shall be paid monthly until the principal and all accrued interest is paid in full.

    On [date which is thirty six months from closing] Maker shall pay to Holder the entire remaining balance of principal and all accrued but unpaid interest.

    Principal and interest shall be paid in lawful money of the United States and in immediately available funds.

1. Maker may at any time prepay all or any part of this note or accrued interest thereon at any time without penalty.

2. Each of the following events will constitute an event of default (an "Event of Default") under this Note and under the Security Agreement executed of even date herewith, and each other document securing or executed in connection with this Note (collectively, the "Credit Documents"), and any material Event of Default under any Credit Document shall constitute an Event of De-fault hereunder and under each of the other Credit Documents:

         A.   If Maker shall sell all or substantially all its assets;
         B. If the Maker shall default in the making of any payment of principal and/or interest due hereunder and if the same remains unpaid for five (5) days following receipt by Maker of written notice of such default; or
         C. If Maker shall have made a voluntary assignment for the benefit of creditors, or if proceedings shall have been commenced under the bankruptcy laws by or against Maker, or if a receiver or trustee shall have been appointed for the benefit of creditors against Maker; provided, however, that Maker shall not be deemed to be in default due to any involuntary proceedings brought against it if such proceedings are dismissed or resolved in favor of Maker within sixty (60) days from the commencement of such proceedings.

3. Upon the occurrence of any Event of Default, the entire balance of principal, accrued interest, and other sums owing hereunder shall, at the option of Holder, become at once due and payable without notice or demand, and Holder shall have the option, in its sole discretion, to exercise any remedies available to it under the Credit Documents, at law or in equity. No delay or omission by the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right of the Holder. A waiver of any right by Holder on one occasion shall not be construed as a bar to or as a waiver of any right in the future. None of the provisions hereof and none of the rights of the Holder shall be deemed to have been waived by acceptance of any partial amount or by any other indulgence granted to the Maker.

    (a) The entire balance of principal, interest, and other sums due upon the maturity hereof, by acceleration or otherwise, shall bear interest from the date due until paid at the greater of (i) eighteen percent (18%) per annum or (ii) a per annum rate equal to five percent (5%) over the prime rate (for corporate loans at large United States money center commercial banks) published in THE WALL STREET JOURNAL on the first business day of each month (the "Default Rate"); provided, however, that such rate shall not exceed the maximum permitted by applicable state or federal law.

    In the event THE WALL STREET JOURNAL is no longer published or no longer publishes such prime rate, Holder shall select a comparable reference.

    (b) If any payment under this Note is not made when due, interest shall accrue at the Default Rate from the date five (5) days after the date such payment was due until payment is actually made.

4. In addition to interest as set forth herein, Maker shall pay to Holder a late charge equal to five percent (5%) of any amounts due under this Note in the event any such amount is not paid when due.

5. All payments hereunder shall be applied first to the payment of late charges, if any, then to the payment of prepayment premiums, if any, then to the payment of accrued and unpaid interest, and then to the reduction of principal.

6. The Maker of this Promissory Note, for itself and its legal representatives, successors and assigns, hereby expressly waives presentment, demand, protest, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption under the homestead exemption laws, if any, or any other exemption or insolvency laws, and consents that the Holder may extend the time for payment of any part or the whole of the indebtedness evidenced hereby.

7. If this Promissory Note shall not be paid when due and shall be placed by the Holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Maker shall pay a reasonable attorney's fee to the Holder hereof together with reasonable costs and expenses of collection.

8. The provisions of this Note and of all agreements between Maker and Holder are, whether now existing or hereinafter made, hereby expressly limited so that in no contingency or event whatever, whether by reason of acceleration of the maturity hereof, prepayment, demand for payment or otherwise, shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or detention of the principal hereof or interest hereon, which remains unpaid from time to time, exceed the maximum amount permissible under applicable law, it particularly being the intention of the parties hereto to conform strictly to Colorado and Federal law, which-ever is applicable. If from any circumstance whatever, the performance or fulfillment of any provision hereof or of any other agreement between Maker and Holder shall, at the time performance or fulfillment of such provision is due, involve or purport to require any payment in excess of the limits prescribed by law, then the obligation to be performed or fulfilled is hereby reduced to the limit of such validity, and if from any circumstance whatever Holder should ever receive as interest an amount which would exceed the highest lawful rate, the amount which would be excessive interest shall be applied to the reduction of the principal balance owing hereunder (or, at Holder's option, be paid over to Maker) and shall not be counted as interest. To the extent permitted by applicable law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of this Note, all interest at any time contracted for, charged, or received from Maker in connection with this Note and all other agreements between Maker and Holder, so that the actual rate of interest on account of the indebtedness represented by this Note is uniform throughout the term hereof.

9. This Promissory Note, together with all the rights and obligations of the Holder and Maker hereunder shall be governed by, and construed, interpreted, and enforced in accordance with, the applicable laws of the State of Colorado.

10. This Note is secured by a Security Agreement, Fixture Filing, and Financing Statement, all dated of even date herewith granted by Maker for the benefit of the named Holder hereof.

11. If any provision hereof or of any other document securing or related to the indebtedness evidenced hereby is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of the document in which such provision is contained, nor the application of the provision to other persons, entities, or circumstances, nor any other document referred to herein, shall be affected thereby, but instead shall be enforceable to the maximum extent permitted by law.

12. Each provision of this Note shall be and remain in full force and effect notwithstanding any negotiation or transfer hereof and any interest herein to any other Holder.

13. The remedies provided to Holder in this Note, the Security Agreement and the other Credit Documents are cumulative and concurrent and may be exercised singly, successively or together against Maker, and other security, or any guarantor of this Note, at the sole and absolute discretion of the Holder.

14. If Maker is more than one entity, or if this Note is guaranteed by another entity, then (a) all entities comprising Maker and any guarantor are jointly and severally liable for all of the Maker's obligations hereunder;
    (b) all representations, warranties, and covenants made by Maker shall be deemed representations, warranties, and covenants of each of the entities comprising Maker; and (c) any breach, Default or Event of Default by any of the entities comprising Maker or any guarantor hereunder shall be deemed to be a breach, Default, or Event of Default of Maker.



Maker



----------------------------------
by:


Guarantee:

    FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, the undersigned New Frontier Media, Inc. ("Guarantor") unconditionally guarantees to Holder (i) the full and prompt performance by Colorado Satellite Broadcasting, Inc. ("Maker"), of all obligations which Maker presently or hereafter may have to Holder and (ii) payment when due of all sums presently or hereafter owing by Maker to Holder. Guarantor further agrees to indemnify Holder against any losses Holder may sustain and expenses Holder may incur as a result of any wrongful act of Maker. This is an unconditional guarantee of payment of all indebtedness of Maker to Holder, or any part thereof, by Guarantor and Guarantor acknowledges and agrees that Holder may proceed against Guarantor without first exercising Holder's rights against Maker or any collateral.

    For the purposes of this guarantee and indemnity, all sums owing to Holder by Maker shall be deemed to have become immediately due and payable if
(a) Maker defaults in any of its obligations to Holder; (b) a petition under any Chapter of the Bankruptcy Act, as amended, or for the appointment of a receiver of any part of the property of Maker be filed against Maker, and is not dismissed within thirty (30) days; (c) such a petition is filed by Maker;
(d) Maker makes a general assignment for the benefit of creditors, suspends, business or commits any act amounting to a business failure; or (e) Maker sells all or substantially all of its assets.

    This shall be a continuing guarantee and indemnity, and irrespective of the lack of any notice to or consent of the undersigned, their obligations hereunder shall not be impaired in any manner whatsoever by any renewal, extension or indulgence. Guarantor hereby authorizes assured party, without notice or demand, to (a) change the terms of all or any part of the obligation guaranteed hereby, including without limitation, releasing, extending, or compromising the same, changing the time for payment thereof, and changing the rate of interest thereon; (b) take, or decline to take, collateral for the payment of the obligation guaranteed hereby and exchange, enforce or fail to enforce, fail to perfect, or release its interest in any such collateral; and (c) release or substitute, or impair or suspend, any remedy against any principal Maker, or any other guarantor of, or anyone else liable on the obligation guaranteed hereby.

    Notice of assured party's acceptance hereof, of default and nonpayment by Maker or any other parties, of presentment, protest and demand, and of all other matters of which the undersigned otherwise might be entitled are hereby waived by the undersigned. The obligations hereunder of Guarantor shall be binding on my heirs and personal representatives.

    Guarantor shall reimburse Holder, on demand, for any and all expenses incurred by Holder in the enforcement or attempted enforcement of any of Holder's rights hereunder against Guarantor including, but not limited to, all reasonable attorneys' fees and costs.

    This Guarantee and indemnity is assignable by Holder, shall be construed literally in Holder's favor and shall inure to the benefit of Holder's successors and assigns. Until all indebtedness covered hereby has been paid in full, Guarantor shall not be subrogated to any of Holder's rights against Maker, or any collateral and any funds or other property at any time received by Guarantor from Maker shall be held in trust for and shall be paid or transferred to Holder upon demand therefor. Legal rights and obligations hereunder shall be determined in accordance with the laws of the State of Colorado.

Guarantor:



-----------------------------------

                             EXHIBIT A TO SCHEDULE 2.1(c)


                                  SECURITY AGREEMENT


                                      [attached]

                                                                 WARRANT NO. P-

                      WARRANT TO PURCHASE COMMON SHARES
                                      OF
                           NEW FRONTIER MEDIA, INC.

                  Warrant to Purchase 400,000 Common Shares
                 (subject to adjustment as set forth herein)

                       Exercise Price $5.00 Per Share
                 (subject to adjustment as set forth herein)

      NOT EXERCISABLE AT ANY TIME BEFORE NOVEMBER ____, 1998 OR AFTER
               3:00 P.M. MOUNTAIN TIME NOVEMBER  ____, 2003.

     THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR REGISTERED OR QUALIFIED UNDER ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION FILED IN ACCORDANCE WITH THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

     New Frontier Media, Inc., 1050 Walnut Street, Suite 301, Boulder, Colorado 80302, a Colorado corporation (the "Company"), hereby certifies that, for $100 received in hand, [INSERT CORP NAME AND ADDRESS] , a __________
                                --------------------------------
corporation, or its lawful assigns (the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company at any time on or after November ________, 1998, but before 3:00 p.m. Mountain Time on November _____, 2003, up to 400,000 Common Shares of the Company at a purchase price price of $5.00 per Share (the "Exercise Price").

     The number and character of the Shares purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any Warrants issued in substitution for or replacement of this Warrant, or any Warrants into which this Warrant may be divided or exchanged. The shares purchasable upon exercise of this Warrant are hereinafter referred to as "Warrant Shares."

     1.   EXERCISE OF WARRANT.

     (a) Subject to the other terms and conditions of this Warrant, the purchase rights evidenced by this Warrant may be exercised in whole or in part at any time, and from time to time, on or after November _____, 1998, but before 3:00 p.m. Mountain Time on November _____, 2003, by the Holder's presentation and surrender of this Warrant to the Company at its principal office, accompanied by a duly executed Notice of Exercise, in the form attached to and by this reference incorporated in the Warrant as Exhibit A, and by payment of the aggregate Exercise Price, in certified funds or a bank cashier's check, for the number of Warrant Shares specified in the Notice of Exercise. In the event this Warrant is exercised in part only, as soon as is practicable after the presentation and surrender of this Warrant to the Company for exercise, the Company shall execute and deliver to the Holder a new Warrant, containing the same terms and conditions as this Warrant, evidencing the right of the Holder to purchase the number of Warrant Shares as to which this Warrant has not been exercised.

     (b) Upon receipt of this Warrant by the Company as described in subsection (a) above, the Holder shall be deemed to be the holder of record of the securities comprising the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company may then be closed or that certificated representing such securities may not have been prepared or actually delivered to the Holder.

     (c) Prior to the issuance of any Warrant Shares upon exercise of this Warrant, the Company shall secure the listing of such shares upon each national securities exchange or automated quotation system, if any, upon which shares of the Company's common stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of common stock shall be so listed, such listing of all shares of common stock from time to time issuable upon the exercise of this Warrant, and the Company shall so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class as such shares shall be listed on such national securities exchange or automated quotation system.

     2.   EXERCISE PRICE.

     The Exercise Price of any Warrant(s) exercised by the Holder during the Exercise Period shall be $5.00 per Share, as adjusted from time to time pursuant to the terms of this Agreement. Notice of intent to exercise the Warrant by the Holder shall be effective when such Notice of Intent is hand delivered, mailed, or sent by facsimile tranfer to the Company.

     3.   EXCHANGE, ASSIGNMENT, OR LOSS OF WARRANT.

     (a) This Warrant may not be sold, transferred, assigned, or hypothecated during its term, except for: (i) the transfer by operation of law as a result of the death of any transferee to whom all or a portion of this Warrant may be transferred; or, (ii) assignment or transfer of this Warrant to one or more affiliates of the Holder or a successor to the business and assets of the Holder. Any assignment or transfer of this Warrant shall be made by the presentation and surrender of this Warrant to the Company at its principal office, accompanied by a duly executed Assignment Form, in the form attached to and by this reference incorporated in this Warrant as Exhibit B. Upon the presentation and surrender of these items to the Company, the Company, at its sole expense, shall execute and deliver to the new Holder or Holders a new Warrant or Warrants, containing the same terms and conditions as this Warrant, in the name of the new Holder or Holders as named in the Assignment Form, and this Warrant shall at that time be canceled.

     (b) The Company will execute and deliver to the Holder a new Warrant containing the same terms and conditions as this Warrant containing the same terms and conditions as this Warrant upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, provided that in the case of loss, theft, or destruction, the Company receives from the Holder a reasonably satisfactory indemnification, and in the case of mutilation, the Holder presents and surrenders this Warrant to the Company for cancellation.

     4.   REGISTRATION UNDER THE SECURITIES ACT OF 1933.

     (a) If at any time during the Exercise Period the Company should file a registration statement for an offering of its stock with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), or pursuant to any other act passed after the date of this Agreement, which filing provides for the sale of securities by the Company to the public, or file a Regulation A Offering Statement under the Act, the Company shall offer to the Holder or Holders of this Warrant and the holders of any Warrant Shares the opportunity to register or qualify the Warrant (if prior to its expiration), Warrant Shares and any shares of Common Stock underlying the unexercised portion of this Warrant if any, at the Company's sole expense, regardless of whether the Holder or Holders of this Warrant or the holders of Warrant Shares, or both, may have previously availed themselves of any of the registration rights described in this Section 4; provided, however, that in the case of a Regulation A offering, the opportunity to qualify shall be limited to the amount of the available exemption after taking into account the securities that the Company wishes to qualify; and further provided that such obligation to include the Holder or Holders in such registration shall be explicitly conditioned on approval of such inclusion by the managing underwriter of the offering, and only if the managing underwriter reasonably believes that such inclusion would adversely affect the price or distribution of the Company's securities. Notwithstanding anything to the contrary, this subsection
     (a) shall not be applicable to a registration statement filed by the Company with the United States Securities and Exchange Commission for securities aggregating ten percent (10%) of the then issued and outstanding common stock of the Company to be offered solely to employees of the Company pursuant to various plans, registrations statements on Form S-4, or any other successor or appropriate Form(s).

     The Company shall deliver written notice to the Holder or Holders of this Warrant and to any holders of the Warrant Shares of its intention to file a registration statement or Regulation A Offering Statement under the Act at least 60 days prior to the filing of such registration statement or offering statement, and the Holder or Holders and holders of Warrant Shares shall have 30 days thereafter to request in writing that the Company register or qualify the Warrant, Warrant Shares or the Common Stock underlying the unexercised portion of this Warrant, in accordance with this subsection (a). Upon the delivery of such a written request within the specified time, the Company shall be obligated to include in its contemplated registration statement or offering statement all information necessary or advisable to register or qualify the Warrant, Warrant Shares or the shares of Common Stock underlying the unexercised portion of this Warrant, for a public offering, if the Company does not file the contemplated registrations statement or offering statement; provided, however, that neither the delivery of the notice by the Company not the delivery of a request by a Holder or by a holder of Warrant Shares shall in any way obligate the Company to file a registration statement or offering statement. Furthermore, notwithstanding the filing of a registration statement or offering statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement or offering statement relates.

     The Company shall pay for all expenses incurred under this section, including, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASD fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the registration statement or offering statement and the offering, but excluding the portion of any underwriting commissions and transfer taxes attributable to the offer and sale of the Warrant, Warrant Shares and the Common Stock underlying the unexercised portion of this Warrant.

     (b) Upon the written request of the Holder, made at any time after November ___, 1999 but before November _____, 2003, the Company shall file, within 90 days of such written request, a registration statement or Regulation A Offering Statement pursuant to the Act, and all necessary amendments thereto, to register or qualify up to 400,000 Warrant Shares, on a one-time only basis. This registration shall qualify the 400,000 Warrant Shares on a continuing basis under Rule 415 under the Securities Act of 1933, as amended. No additional securities shall be included in such registration statement or offering statement without the written consent of the Holder. The Company may use the Regulation A exemption if available, but the Company must file a registration statement if the securities that are to be covered cannot be sold pursuant to Regulation A because of the limitations applicable. The Company agrees to use its best efforts to cause this registration or qualification to become effective as promptly as practicable, and its officers, directors, consultants, auditors and counsel shall cooperate in all matters necessary or advisable to pursue this objective. The Holder shall be entitled to exercise the rights described in this subsection (a) one time only.

     The Company shall pay all expenses relating to registration of Warrant Shares under this section. Those expenses shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASD fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the registration statement or offering statement and the offering. This expense shall not include the portion of any underwriting commissions and transfer taxes attributable to the offer and sale of the Warrant, Warrant Shares and the Common Stock underlying the unexercised portion of this Warrant, all of which expenses shall be borne by the Holder or Holders of this Warrant and the holders of the Warrant Shares registered or qualified. The Company shall not pay any brokerage fees, commissions or underwriting discounts except to the extent they are attributable to other securities that the Company has been permitted to register or qualify or to offer in conjunction with the registration and qualification of the Warrant Shares.

     (c) The Holder agrees that it shall sell a maximum of 100,000 Warrant Shares during any three-month period during the term of this agreement, and shall be subject to all market disruption rules promulgated under any federal or state securities act.

     (d) In the event that the Company registers or qualifies the Warrant, Warrant Shares or the shares of their Common Stock underlying the unexercised portion of this Warrant, pursuant to subsections (a) or (b) above, the Company shall include in the registration statement or qualification, such information as is necessary or advisable to comply with the applicable statutes and regulations so as to permit the public sale of the Warrant, Warrant Shares or the Common Stock underlying the unexercised portion of this Warrant. As used in subsections (a) and (b) of this Section 4, reference to the Company's securities shall include, but not be limited to any class or type of the Company's securities or the securities of any of the Company's subsidiaries or affiliates.

     (e) In addition to the registration rights described in subsections (a) and (b) above, upon the written request of any Holder of this Warrant or any holder of Warrant Shares, the Company, as promptly as possible after delivery of such request, shall cooperate with the requesting Holder in preparing and signing any registration statement or offering statement that the Holder may desire to file in order to sell or transfer the Warrant and Warrant Shares. Within 10 days after the delivery of the written request described above, the Company shall deliver written notice to all other Holders of this Warrant and holders of Warrant Shares, of any, advising them that the Company is proceeding with a registration statement or offering statement and that their Warrant and Warrant Shares will be included therein if they so desire, provided that the Holders deliver written notice to the Company of their desire to be included within 10 days after the delivery of the Company's notice to them. The Company will supply all information necessary or advisable for any such registration statements or offering statements, and will bear all of the costs of the first registration statement filed pursuant to this section.

     (f) As to each registration statement or offering statement, the Company's obligations contained in this Section 4 shall be conditioned upon a timely receipt by the Company in writing of the following:

          (1) Information as to the terms of the contemplated public offering furnished by and on behalf of each Holder intending to make a public distribution of Warrant Shares or Common Stock underlying the unexercised portion of the Warrant; and

          (2) Such other information as the Company may reasonable require from such Holders, or any underwriter for any of them, for inclusion in the registration statement or offering statement.

     (g) In each instance in which the Company shall take any action to register or qualify the Warrant, Warrant Shares or the Common Stock underlying the unexercised portion of this Warrant, pursuant to this
     Section 4, the Company shall do the following:

          (1) Supply to the underwriter, as the representative of the Holder or Holders and the holders of Warrant Shares whose Warrant Shares are being registered or qualified, 2 manually signed copies of each registration statement or offering statement, and all amendments thereto, and a reasonable number of copies of the preliminary, final or other prospectus or offering circular, all prepared in conformity with the requirements of the Act and the rules and regulations promulgated thereunder, and such other documents as the Underwriter shall reasonably request;

          (2)  cooperate with respect to:

               (A) all necessary or advisable actions relating to the preparation and the filing of any registration statements or offering statements, and all amendments thereto, arising from the provisions of this Section 4;

               (B) all reasonable efforts to establish an exemption from the provisions of the Act or any other federal or state securities statutes;

               (C) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state "blue sky" securities statutes of each jurisdiction the Holder and Holders of the Warrant or the holders of Warrant Shares shall reasonably request;

               (D) all other necessary or advisable actions that the Holder or Holders of the Warrant or the holders of Warrant Shares shall reasonably request; and,

               (E) all other necessary or advisable actions that the Holder or Holders of the Warrant or holders of the Warrant Shares request to complete the contemplated disposition of their securities in each reasonably requested jurisdiction;

          (3) keep all registration statements or offering statements to which this Section 4 applies, and all amendments thereto, effective under the Act for a period of at least 3 months after their initial effective date and cooperate with respect to all necessary or advisable actions to permit completion of the public sale or other disposition of the securities subject to a registration statement or offering statement; and

          (4) indemnify and hold harmless each Holder, each Warrant holder, each holder of Warrant Shares, and each underwriter within the meaning of the Act for each such Holder or holder of Warrant Shares, from and against all losses, claims, damages, and liabilities including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, defending or settling any claim, arising from or relating to:

               (A) any untrue or alleged untrue statement of a material fact contained in any registration statement or offering statement to which this Section 4 applies; or,

               (B) any omission or alleged omission to state a material fact necessary to make the statements contained in a registration statement or offering statement to which this Section 4 applies not misleading;

          provided, however, that the indemnification contained in this provision (4) shall not apply if the untrue statement or omission, or alleged untrue statement or omission, was the result of information furnished in writing to the Company by the Holder or underwriter seeking indemnification expressly for use in the registration statement at issue. To the extent that the indemnification contained in this provision applies, the Company also shall indemnify and hold harmless each officer, director, employee, controlling person or agent of an indemnified Holder, holder of Warrant Shares or underwriter.

     (h) In each instance in which pursuant to this Section 4 the Company shall take any action to register or qualify the Warrant, Warrant Shares or the Common Stock underlying the unexercised portion of this Warrant, prior to the effective date of any registration statement or offering statement, the Company and each Holder or holder of Warrant Shares being registered or qualified shall enter into reciprocal indemnification agreements, in the form customarily used by reputable investment bankers with respect to public offerings of securities, containing substantially the same terms as described in subsection (f)(4) above. These indemnification agreements also shall contain an agreement by the Holder at issue to indemnify and hold harmless the Company, its officers and directors from and against any and all losses, claims, damages and liabilities, including, but not limited to, all expenses reasonably incurred in investigating, preparing, defending or selling any claim, directly resulting from any untrue statements of material facts, or omissions to state a material fact necessary to make a statement not misleading, contained in a registration statement or offering statement to which this Section 4 applies, if, and only if, the untrue statement or omission directly resulted from information provided in writing to the Company by the indemnifying Holder expressly for use in the registration statement or offering statement at issue.

     (i) For purposes of subsection (f)(1) above, by the receipt of this Warrant or any Warrant Shares all Holders and all holders of Warrant Shares acknowledge and agree that the underwriter is and shall be their representative.

     (j) The Company's obligations described in this Section 4 shall continue in full force and effect regardless of the exercise, surrender, cancellation or expiration of this Warrant.

     5. RESERVATION OF SHARES OF COMMON STOCK; ANTIDILUTION; INCLUSION. The Company hereby agrees that at all times prior to November _____, 2003, it will have authorized and will reserve and keep available for issuance and delivery to the Holder that number of shares of its Common Stock that may be required from time to time for issuance and delivery upon the exercise of the then unexercised portion of this Warrant, and all other similar Warrnts then outstanding and unexercised.

     In the case of any stock split or reclassification of the common stock of the Company or the Warrant Shares, the number of shares to which the holder is entitled under this Warrant and the Warrant Shares shall also be adjusted so that the remaining number of shares of Company common stock to which the Hoder is entitled under the unexercised portion of this Warrant and the remaining Warrant Shares outstanding immediately following such stock split or reclassification shall bear the same relationship to the number of shares of Company stock to which the Holder is entitled under the unexercised portion of this Warrant and the Warrant Shares outstanding immediately prior to such stock split or reclassification as the number of shares of common stock outstanding immediately following such split or reclassification as the number of shares of common stock outstanding immediately prior to such stock split or reclassification.

     In the event the Company enters into any consolidation, merger, stock split, combination or other transaction in which shares of common stock of the Company are exchanged for or changed into other stock or securities, cash and/or any other property (the "Exchange Property"), then in any such case the rights of the Holder under the Warrant shall be to acquire the Exchange Property in the plaace of Warrant Shares and each Warrant Share shall at the same time be similarly exchanged or changed into an amount per share, equal to the aggregate amount of stock, securities, cash and'or any other property (payable in kind), as the case may be, into which or for which each share of common stock is changed or exchanged; provided that any such Exchange Property may be made subject to restrictions no more onerous to the Holder thereof than the terms upon which the Warrant Shares may be acquired or transferred.

     6.   TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

     (a) This Warrant, the Warrant Shares, and all other securities issued or issuable upon exercise of this Warrant, may not be offered, sold or transferred, in whole or in part, except in compliance with the Act, and except in compliance with all applicable state securities statutes.

     (b) The Company shall cause the following legend or its equivalent to be set forth on each certificate representing the Warrant Shares, or any other security issued or issuable upon exercise of this Warrant, not theretofore distributed to the public or sold to underwriters, as defined by the Act, for distribution to the public:

          "The shares represented by this Certificate have not been registered under the Securities Act of 1933 ("the Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which must be established to the satisfaction of the Company."

     7. RIGHTS OF THE HOLDER. The Holder shall not be entitled to any rights as a shareholder in the Company by reason of this Warrant, either at law or equity, except as specifically provided for herein. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish any Holder of this Warrant with copies of any and all material filed with the U.S. Securities and Exchange Commission, or any other regulatory agency, as well as all reports and communications furnished to the shareholders of the Company.

     8. CHARGES DUE UPON EXERCISE. The Holder shall pay any and all issue or transfer taxes, including but not limited to all federal or state taxes, that may be payable with respect to the transfer of this Warrant or the issue or delivery of Warrant Shares upon exercise of this Warrant.

     9. WARRANT SHARES TO BE FULLY PAID. The Company covenants that all Warrant Shares that may be issued and delivered to a Holder of this Warrant upon the exercise of this Warrant will, upon such delivery, be validly and duly issued, fully paid and nonassessable.

     10. NOTICES. All notices, certificates, requests or other similar items provided for in this Warrant shall be in writing and shall be personally delivered or deposited in the mail, first class postage prepaid, addressed to the respective party as indicated in the portions of this Warrant preceding Section 1. All notices shall be deemed to be delivered upon personal delivery or upon the expiration of 3 business days following deposit in the mail. The addresses of the parties may be changed, and addresses of other Holders and holders of Warrant Shares may be specified, by written notice delivered pursuant to this Section 10. The Company's principal office shall be deemed to be the address provided pursuant to this Section for the delivery of notices to the Company.

     11. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado.

     12. ARBITRATION. The Company and the Holder, and by receipt of the Warrant or any Warrant Shares all subsequent Holders or holders of Warrant Shares, agree to submit all controversies, claims, disputes and matters of difference with respect to this Warrant, including, without limitation, the application of this Section 12 to arbitration in Denver, Colorado, according to the Rules of the American Arbitration Association from time to time in force. The agreement to arbitrate shall be specifically enforceable. Arbitration may proceed in the absence of any party if notice of the proceeding has been given to that party. The parties agree to abide by all awards rendered in any such proceeding. These awards shall be final and binding on all parties to the extent and in the manner provided by the rules of civil procedure enacted in Colorado. All awards may be filed, as a basis of judgment and of the issuance of execution for its collection, with the clerk of one or more courts, state or federal, having jurisdiction over either the party against whom that award is rendered or its property. No party shall be considered in default hereunder during the pendency of arbitration proceedings relating to that default.

     13.  MISCELLANEOUS PROVISIONS.

     (a) Subject to the terms and conditions contained herein, this Warrant shall be binding on the Company and its successors and shall inure to the benefit of the original Holder, its successors and assigns and all holders of Warrant Shares.

     (b) If the Company fails to perform any of its obligations hereunder, it shall be liable to the Holder for all damages, costs and expenses resulting from the failure, including but not limited to all reasonable attorney's fees and disbursements. The Holder shall be entitled to seek specific performance of the terms of this agreement, at the option of the Holder.

     (c) This Warrant cannot be changed or terminated or any performance or condition waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of the change, termination or waiver is sought.

     (d) If any provision of this Warrant shall be held to be invalid, illegal or unenforceable, such provision shall be severed, enforced to the extent possible, or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability shall not affect the remainder of this Warrant.

     (e) The Company agrees to execute such further agreements, conveyances, certificates and other documents as may be reasonably requested by the Holder to effectuate the intent and provisions of this Warrant.

     (f) Paragraph headings used in this Warrant are for convenience only and shall not be taken or construed to define or limit any of the terms or provisions of this Warrant. Unless otherwise provided, or unless the context shall otherwise require, the use of the singular shall include the plural and the use of any gender shall include all genders.

                                        NEW FRONTIER MEDIA, INC.



                                        By____________________________________
                                          Mark H. Kreloff, President



ATTEST:


_______________________________________
Michael Weiner, Secretary

                                  SECURITY AGREEMENT


This Security Agreement, dated as of _____ 1997, is entered into between Colorado Satellite Broadcasting, Inc., (Debtor), Fifth Dimension
Communications, Inc., and Merlin Sierra, Inc. (collectively, Secured Party)

WHEREAS, Debtor has agreed to grant to secured Party a security interest in all of the Collateral (as hereinafter defined) as security for Debtor's obligations owing to Secured Party arising under the Promissory Note dated _____ between Debtor and Secured Party (the "Note") and other credit documents executed by Debtor in connection therewith.

WHEREAS, Debtor has or will grant to its senior lender a first position security interest in the Collateral up to the amount of $2,000,000 and Secured Party acknowledges that the security interests granted herein is subordinate to that security interest.

WHEREAS, Debtor may grant to a lender to be approved by Secured Party a security interest in the Collateral up to the amount of US$725,510 and as to the Promissory Note for US$185,711, given by Debtor to 1248663 Ontario, Inc. only, Secured Party acknowledges that the security interests granted herein will be subordinate to that security interest in the amount set forth in this paragraph.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:

1.  DEFINITIONS

As used in this Agreement, all initially capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Note, or if said term is not in the Note, then said initially capitalized term shall have the meaning ascribed thereto in the Purchase Agreements. In addition, the following terms shall have the following meanings.

"AGREEMENT" shall mean this Security Agreement, any concurrent or subsequent exhibits or schedules to this Security Agreement, and any extensions, supplements, amendments, or modifications to or in connection with this Security Agreement, or to any such schedules or exhibits.

"NOTE" shall have the meaning set forth in the recitals to this Agreement.

"CODE" shall mean the Colorado Uniform Commercial Code, and any and all terms used in this Agreement which are defined in the Code shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the Code, unless otherwise defined herein.

"COLLATERAL" shall mean any and all of the furniture, equipment, fixtures and inventory, of Debtor, in each case whether now existing or hereafter acquired or created, and any proceeds or products of any of the foregoing, including proceeds of insurance covering the Collateral or any portion thereof, or any and all substitutions, replacements, additions, and accessions.

"DEBTOR" shall have the meaning set forth in the introduction to this Agreement.

"FURNITURE", "EQUIPMENT", and "FIXTURES" shall mean any and all of Debtor's presently existing and hereafter acquired machinery, equipment, tools, motors, motor vehicles, rolling stock, jibs, and other goods (other than Inventory, farm products, and consumer), of every kind and description, wherever located, including without limitations those items listed in schedules 1(a) and 1(b) of the "124 Agreement" which are incorporated herein by reference, together with any and all parts, improvements, additions, attachments, replacements, accessories, and substitutions thereto or therefore, and all other rights of Debtor relating thereto, whether in the possession and control of Debtor, or in the possession and control of a third party for the account of Debtor.

"EVENT OFF DEFAULT" shall have the meaning set forth in the Note.

"INVENTORY" shall mean any and all of Debtor's presently existing and hereafter acquired goods of every kind and description, held for sale or lease or to be furnished under a contract of service or which have been so leased or furnished, wherever located, including film, videos, magnetic tape, optical disks, CD's and any and all media upon which images of any kind are stored and recorded for later use or viewing, amplifiers, transmitters, converters, cables, antennas, connections, towers, decoder boxes, converter boxes, addressable boxes, microwave transmitters, and earth stations.

"OBLIGATIONS" shall mean any and all debts, liabilities, obligations, or undertakings owing by Debtor to Secured Party arising under, advanced pursuant to, or evidenced by the Note, or this Agreement, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest not paid when due and all secured Party's Expenses which Debtor is required to pay or reimburse pursuant to this Agreement, the

Note, any other credit documents between Secured Party and Debtor, or by law.

"PURCHASE AGREEMENTS" shall mean the Purchase Agreements between New Frontier Media, Inc., and Colorado Satellite Broadcasting, Inc., on the one hand and Fifth Dimension Communications, Inc., Merlin Sierra, Inc., and 1248663 Ontario Inc., on the other hand, executed on September 5, 1997, including all exhibits and agreements referenced therein.

"SECURED PARTY" shall have the meaning set forth in the introduction to this Agreement.

"SECURED PARTY'S EXPENSES" shall mean: any and all reasonable costs or expenses required to be paid by Debtor under this Agreement which are paid or advanced by Secured Party; all reasonable costs and expenses of Secured Party, including their or its reasonable attorneys' fees and expenses, incurred or expended to correct any default or enforce any provision of this Agreement, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, irrespective of whether a sale is consummated; and all reasonable costs and expenses of suit incurred or expended by Secured Party, including its reasonable attorneys' fees and expenses in enforcing or defending this Agreement, irrespective of whether suit is brought.

"SENIOR LENDER" shall mean Debtor's chief financial institutions as chosen by debtor and an unsecured creditor approved by Maker.

2.  CONSTRUCTION

Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." References in this Agreement to "determination" by Secured Party include reasonable estimates (absent manifest error) by Secured Party, as applicable (in the case of quantitative determinations) and reasonable beliefs (absent manifest error) by Secured Party, as applicable (in the case of qualitative determinations). The words "hereof, "herein", "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified.

3.  CREATION OF SECURITY INTEREST

3.1 Subject to the provisions of 3.2 hereof, Debtor hereby grants to Secured Party a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure the prompt payment and performance of all of the Obligations. Such security interest in the Collateral shall attach to all Collateral without further act on the part of Secured Party or Debtor.

3.2 Debtor has granted or will grant to (its senior lender] a first position security interest in the Collateral up to the maximum amount of $2,000,000 and Secured Party acknowledges that the security interest granted herein is or will be subordinate in priority to that security interest, but only to a maximum of $2,000,000. Additionally, Debtor has granted or will grant upon the approval of Secured Party, which approval will not be unreasonably withheld, a second position security interest in the Collateral up to the maximum amount of $725,510.00 and Secured Party acknowledges that the security interest herein is or will be subordinate in priority to that security interest.

4.  FURTHER ASSURANCES

4.1 Debtor shall execute and deliver to Secured Party, concurrently with Debtor's execution of this Agreement, and from time to time at the request of Secured Party, all financing statements, continuation financing statements, fixture filings, security agreements, collateral assignments, chattel mortgages, assignments, and all other documents that Secured Party may reasonably request, in form reasonably satisfactory to secured Party, to perfect and maintain perfected Secured Party's security interests in the Collateral and in order to consummate fully all of the transactions contemplated by this Agreement and the Note. Debtor hereby irrevocably makes, constitutes, and appoints Secured Party (and Secured Party's officers, employees, or agents) as Debtor's true and lawful attorney with power to sign the name of Debtor on any of the above-described documents or on any other similar documents which need to be executed, recorded, or filed, and to do any and all things necessary in the name and on behalf of Debtor in order to perfect, or continue the perfection of, Secured Party's security interests in the Collateral. Debtor agrees that neither Secured Party, nor any of its designees or attorneys-in-fact, will be liable for any act of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 4.1, other than as a result of its or their gross negligence or willful misconduct. The power of attorney granted under this Section 4.1 is coupled with an interest and shall be irrevocable until all of the obligations have been paid in full, the Note terminated, and Debtor's duties hereunder have been discharged in full.

4.2 Without limiting the generality of the foregoing Section 4.1 or any of the provisions of the Note, Debtor will: (a) at the request of the Secured Party, appear in and defend any action or proceeding which may affect Debtor's title to, or the security interest of Secured Party in, any of the Collateral; and (b) upon demand of Secured
Party, allow inspection of Collateral by Secured Party or persons designated by Secured Party at any time during normal business hours and, provided that no Event of Default has occurred and is continuing, upon three (3) Business Days' notice to Debtor.

4.3 After the occurrence and during the continuance of an Event of Default, Debtor agrees to take all actions and do all things reasonably requested of Debtor to carry out the intent of this Agreement.

5.  RIGHTS AND REMEDIES

5.1 Upon the occurrence and during the continuance of an Event of Default, Secured Party, without notice or demand, may do any one or more of the following, all of which are authorized by Debtor:

(a) Make such payments and do such acts as it considers necessary or reasonable to protect Secured Party's security interest in the Collateral. Debtor agrees to assemble and make available any or all of the Collateral if Secured Party so requires. Debtor authorizes Secured Party to enter the premises where the Collateral is located, take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which, in the opinion of the Secured Party, appears to be prior or superior to Secured Party's security interest, and to pay all costs and expenses incurred in connection therewith;

(b) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, or sell (in the manner provided for herein), the Collateral;

(c) Sell the Collateral, at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Debtor's premises) as is commercially reasonable; and apply any proceeds of any sale or other disposition of the Collateral in the order provided in C.R.S. Section 4-9-504, including the payment of Secured Party's Expenses. It is not necessary that the Collateral be present at any such sale;

(d) Without constituting a retention of collateral in satisfaction of indebtedness as provided for in C.R.S. Section 4-9-505, notify account debtors and other obligors of Debtor of Secured Party's security interests in the Collateral, and proceed to collect the same and apply the net cash proceeds therefrom to the Obligations;

(e) Secured Party shall give notice of any disposition of the Collateral as follows:

(1) Secured Party shall give Debtor and each holder of a security interest in the Collateral who has filed with Secured Party a written request for notice, a written notice stating the time and place of a public sale, or, if the disposition is to be either a private sale or some other disposition that is not a public sale, the time on or after which the private sale or other disposition is to be made;

(2) The notice described in the immediately preceding paragraph shall be delivered to Debtor as provided in Section 9.1 of the Note at least ten (10) calendar days before the date fixed for a public sale, or at least five (5) calendar days before the date on or after which the private sale or other disposition is to be made, unless the collateral is perishable or threatens to decline speedily in value. Notice to persons other than Debtor claiming an interest in the collateral shall be sent to such addresses as such persons have furnished to Secured Party prior to the date of such notice;

(3) If the disposition is to be a public sale, Secured Party shall also give notice of the time and place of said sale by publishing a notice at least five (5) calendar days before the date of the sale in a newspaper of general circulation, if one exists, in the county in which the sale is to be held;

(g) Secured Party may, in its own name, or in the name of a designee or nominee, credit bid and purchase at any public sale;

(h) Debtor shall pay Secured Party's reasonable Expenses; and

(i) Any portion of the obligations which remains unpaid after disposition of the Collateral as provided above shall be paid immediately by Debtor provided that Secured Party has complied in all material respects with Section [9-504?] of the Code, as in effect at the time of such disposition. Any excess which exists after disposition of the Collateral shall be returned promptly, without interest and subject to the rights of third parties, to Debtor by Secured Party.

(j) Apply to any court of competent jurisdiction for the appointment of a receiver for the benefit of the creditors of Debtor. In said receivership application, Debtor agrees that Secured Party shall only need to prove to the Court that an Event of Default shall have occurred and be continuing, and that no bond for more than $10,000 shall be required.

5.2 (a) Subject to the provisions of Section 5.2(e) below, if an Event of Default shall have occurred and be continuing, Debtor waives, releases and stipulates it shall not raise any defense, claim or objection it otherwise might be able to raise or advance in general to the appointment of a receiver to protect the interests of creditors, provided that Debtor may make bona fide objections to the appointment of any particular receiver.

(b) The receiver shall in addition have the power to dispose of the Collateral in any manner lawful in the jurisdiction in which his appointment is confirmed, including the power to conduct a public or private sale of the Collateral. Secured Party may bid at any such public or private sale.

(c) Notwithstanding anything herein contained to the contrary, Debtor's execution and delivery of this Agreement and any related agreements (i) do not have the purpose of and will not constitute, create, or have the effect of constItuting or creating, directly or indirectly, actual or practical ownership or control, affirmative or negative, direct or indirect, of Debtor by Secured Party, or control, affirmative or negative, direct or indirect, by Secured Party over the programming, management, or any other aspect of the operation of Debtor or any of its properties, which ownership and control will remain exclusively and at all times in Debtor: and (ii) do not and will not constitute the transfer, assignment, or disposition in any manner, voluntarily or involuntarily, directly or indirectly, of any Governmental Authorizations at any time issued to Debtor or the transfer of control of Debtor.

5.3 The rights and remedies of Secured Party under this Agreement, the Note, the Purchase Agreements, and all other agreements contemplated hereby and thereby shall be cumulative. Secured Party shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Secured Party of any one right or remedy shall be deemed an election of remedies, and no waiver by Secured Party of any default on Debtor's part shall be deemed a continuing waiver of any further defaults. No delay by secured Party shall constitute a waiver, election or acquiescence with respect to any right or remedy.

6. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to the Secured Party that:

    a. The Debtor is a corporation duly organized and validly existing under the laws of the State of Colorado; the execution and performance of this Agreement have been duly authorized by all appropriate action with respect to the Debtor; the execution and performance of this Agreement will not violate or contravene any provisions of law or regulation or of the Debtor's articles of incorporation, by-laws, or other agreements to which it is a party or by which it is bound; and no consent or approval of directors or shareholders or any governmental agency or authority is required in connection with the Debtor's execu-tion, delivery or performance of this Agreement which has not been obtained.

    b. The Debtor's principal office is at 1050 Walnut Street, Suite 301, Boulder, CO 80302, and the Debtor maintains its books of account and records only at such address.

    c. All of the Equipment and Inventory is kept and located only at Ottawa, Canada, and is in the possession of the secured party, affiliate or subsidiary thereof.

    d. The Debtor is the owner of the Collateral free and clear of all encumbrances and security interests other than the Secured Party's security interest.

    e. Excepting only those assets subject to the Call Center Agreement and Uplink Center Agreement (as those terms are defined in the Purchase Agreements) during the term of those agreements, none of the Collateral is in the possession of any third party or subject to any document of title.

7.  WAIVERS

So long as Secured Party complies with the obligations, if any, imposed by CRS Section 4-9-207 of the code, Secured Party shall not otherwise be liable or responsible in any way or manner for: (a) the safekeeping of the Equipment or Inventory, or any of Debtor's Books relating to any of the Collateral;
(b) any loss or damage thereto occurring or arising in any manner or fashion or from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever.


All notices, requests, demands or other communications provided for in this Agreement shall be in writing and shall be delivered by hand, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by the United States mail, certified, postage prepaid, return receipt requested, as follows:

         If to the Secured Party:


         With copies to:


         If to the Debtor:

              Colorado Satellite Broadcasting, Inc.

              1050 Walnut Street, Suite 301
              Boulder, CO 80302
                 Attn.: Mark Kreloff


         With copies to:

              The Law Office of Mark L. Driver, P.C.
              3300 East First Ave.,
              Suite 600
              Denver, CO 80206



Any notice, request, demand or other communication delivered or sent in the foregoing manner shall be deemed given or made (as the case may be) upon the earliest of (a) the date it is actually received, (b) on the business day after the day on which it is delivered by hand, (c) on the business day after the day on which it is properly delivered to Federal Express (or a comparable overnight delivery service, or (d) on the third business day after the day on which it is deposited in the United States mail. The Debtor or the Secured Party may change its address by notifying the other party of the new address in any manner permitted by this paragraph 8.

9.   GOVERNING LAW: JURISDICTION AND VENUE

9.1 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF COLORADO AND THE VALIDITY, CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHT OF THE PARTIES HEREOF SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

9.2 JURISDICTION AND VENUE. THE PARTIES HERETO AGREE THAT ANY PROCEEDING PURSUANT TO SECTION 9 ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE HELD ONLY IN THE STATE OF COLORADO OR AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER FORUM IN WHICH SECURED PARTY INITIATES PROCEEDINGS AND WHICH HAS JURISDICTION OVER THE SUBJECT MATTER AND PARTIES IN CONTROVERSY. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENCE OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.2 AND STIPULATE THAT ANY FORUM LOCATED IN COLORADO, SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER EACH SUCH PARTY FOR THE PURPOSE OF ARBITRATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT. SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST DEBTOR MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS SPECIFIED FOR NOTICES PURSUANT TO SECTION 8.

10. GENERAL PROVISIONS

10.1 This Agreement shall be binding and deemed effective when executed and delivered by Debtor and accepted and executed by Secured Party.

10.2 This Agreement shall bind and inure to the benefit of the respective successors and assigns of Debtor and Secured Party; PROVIDED, HOWEVER, that Debtor may not assign this Agreement or any rights hereunder without Secured Party's prior written consent and any prohibited assignment shall be absolutely void. No consent by Secured Party to an assignment by Debtor shall release Debtor from its Obligations. Secured Party reserves its right to sell, assign, transfer, negotiate, or grant participation in all or any part of, or any interest in, the rights and benefits hereunder pursuant to and in accordance with the provisions of the Note. In connection therewith, Secured Party may disclose all documents and information which Secured Party now or hereafter may have relating to Debtor, Debtor's business, or the Collateral to any such prospective or actual Transferee PROVIDED that such Transferee has first agreed to be bound by the provisions of Section 10.3 hereof.

10.3 Secured Party agrees to keep confidential any information relating to Debtor delivered by Debtor hereunder; PROVIDED that nothing herein shall prevent Secured Party from disclosing such information: (a) to any affiliate of Secured Party or any prospective or actual transferee that agrees to be bound by this section 10.3, (b) upon order, subpoena, or other process of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority having jurisdiction over Secured Party, (d) which has been publicly disclosed (other than by Secured Party unless such disclosure was otherwise permitted hereunder), (e) which has been obtained from any Person that is not a party hereto or an affiliate of any such party,
(f) in connection with the exercise of any remedy, or the resolution of any dispute, hereunder or under any of the Purchase Agreements, this Agreement or the Note, (g) to the legal counsel or certified public accountants for Secured Party, or (h) as otherwise expressly required by the Note, this Agreement or the Purchase Agreements.

10.4 Section headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section hereof applies equally to this entire Agreement.

10.5 Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party or Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

10.6 Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

10.7 This Agreement cannot be changed, modified, amended, or terminated, except by a written document executed by both Debtor and Secured Party. All prior agreements, understandings, representations, warranties, and negotiations, if any, are merged into this Agreement, the Note, the Purchase Agreements and the other documents and agreements entered into in connection herewith and therewith.

10.8 The parties intend and agree that their respective rights, duties, powers, liabilities, obligations, and discretion shall be performed, carried out, discharged, and exercised reasonably and in good faith.

10.9 After termination of the Note and when Secured Party has received payment and performance in full of all Obligations, Secured Party shall execute and deliver to Debtor a termination of all of the security interests granted by Debtor hereunder.

10.10 This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original. All of such counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart of this Agreement by each of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

Debtor



By

Title:


Secured Party



By

Title:

                                   SCHEDULE 2.1(e)

                              WARRANT PURCHASE AGREEMENT


                                      [attached]

                               SCHEDULE 2.1(f)

                  VALUATION OF THE ADULT BUSINESS COMPANIES
                             AS OF MARCH 31, 1997


                                  [attached]

                       VALUATION OF THE ADULT COMPANIES
                             AS OF MARCH 31, 1997

INTRODUCTION

This document has been prepared as a guide to establishing a fair valuation for the sale of the "Adult Movie Business". The entity being valued consists of the combined operations being carried on in the three corporations in the following jurisdictions:

         CORPORATION               LOCATION         INCORPORATION

Fifth Dimension Communications    Bridgetown       Laws of Barbados
       (Barbados) Inc              Barbados

    1043133 Ontario Inc.            Ottawa          Laws of Ontario
                                    Canada

    Merlin Sierra Inc.           Valley Center    Laws of California
                                  California

It is assumed that a sale would consist of either the shares of the companies or of all their net assets plus certain broadcasting assets owned by Fifth Dimension Communications (1996) Corporation and 841161 Ontario Ltd.

The approach used is to capitalize the future maintainable pre-tax earnings at an appropriate multiple. Future maintainable pre-tax earnings have been computed by reference to the concept of normalized monthly net income. This approach has been taken, rather than extrapolating past results, because a number of specific events have occurred and conditions existed during the last two years which are not expected to recur or exist in the future. As a result, reported earnings have been erratic.

It is assumed that the business will be delivered to a buyer in the existing form which is considered to be the best configuration for a global enterprise. Specifically a head office in a strategically located base in Barbados, a call center and a broadcasting facility based in Ontario, Canada and a marketing and purchasing base in California. This arrangement is considered to be the optimum for a business delivering satellite movie services into the USA, Central and South America and the Pacific Rim. Should a buyer wish to change this configuration, it would be at its expense and the future maintainable pre-tax earnings projection would not necessarily result in the amounts generated under these assumptions.

It is also submitted that the success of the business, past and future, is strongly related to its access to an expert satellite engineering and technical expertise and its connection to the satellite space segment brokerage operation. It is essential to the maintenance of projected results that a contract for the supply of satellite engineering and technical services and satellite access services be part of the package. In addition, satellite access authorization and access services at competitive rates are essential.
It is assumed that a contract for exclusive supply would be executed for these services with FirstLink Communications Inc. or the service be acquired.

Proper presentation of the movie service to subscribers is competitively necessary and it is assumed that the film production company currently providing services would be retained on existing terms.

PROJECTION ANALYSIS

ACTIVITY LEVELS

The assumption is that the business would operate three channels and existing pay-per-view facilities. While important and significant initiatives are being pursued with cable operators in several countries and direct to home services, revenues from these areas have not been predicted beyond existing levels. Similarly, while sundry sales of merchandise and telephone services present a huge opportunity, projections are made at existing levels since a buyer would be developing these businesses and would not be expected to pay for its own achievements.

The subscriber levels are predicted to stay at the normalized levels based on recent sold levels.

NORMALIZATION OF THE OPERATION

Certain steps and contractual arrangement have been put into place to remedy certain areas of the business which would all be in place by July 1, 1997.

The first action relates to satellite service. As a result of satellite failures on January 11, 1997, the business currently utilizes temporary facilities which do not provide ideal reception and footprint. The business delivered would have in place satellite transponder contracts for four transponders suitable for three channels and an advertising or barker channel with the most desirable coverage for the area of operation.

The second action relates to operating costs. Many expenses in the past, of which the most significant are salaries and the promotional expenses for the Corel Centre, are established at levels determined by the personal preferences and remuneration levels of shareholder managers. In addition, significant professional fees and travel expenses incurred and included in the historic costs are non-recurring. In projecting the future costs these salary and non-recurring costs have been excluded.

PROJECTION BASES

REVENUES

Direct Subscriptions

These have been projected from the existing subscriber base enhanced as of July 1, 1997 as a result of normalized transponder coverage and institution of a barker channel. The projected sustainable monthly revenue level has been included as the average for the projected amount for the six months ending December 31, 1997, which is $726,776.

Pay-per-view

These services have maintained a reasonably constant level regardless of fluctuations in the back yard dish market or physical transmission problems. During the twelve months ended February 28, 1997 the annual revenue has been $1.7 million. For the projection, the monthly average of $141,667 has been used. An adjustment, after computing the capitalized value, is required because income is reported by the provider with a one month delay and, in addition, current reports pick up services provided in the prior three months.

Revenues from distributors

The business sells subscriptions through approximately twelve distributors. The volume of business is also fairly constant compared with direct subscriptions since the service is sold in combination with a full program package. In fact, a steady increase in distributor revenue has been experienced through the most recent six months and therefore the projection is for the average for the last six months plus five percent, or $454,178 per month. An adjustment after computing the capitalized value is required because income is reported with a one month delay.

Other Revenues

This category includes all other sales including merchandise, telephone services, cable fee income and DTH. An estimate of $25,000 has been used.

COSTS

Movies

The level of movie purchases is related to the policy of the business and the number of channels. Decisions as to the level of quality, frequency of replays and commitment to new titles each month can influence the monthly cost. For this projection, a monthly cost of $65,000 has been used. This is less than recent historic levels which have been inflated by larger purchases made to build the movie library and take advantage of special prices.

Transponders

The two of the three transponders in use from January 15 to June 30, 1997 are considered temporary accommodation to bridge the period from the failure of the AT&T 401 transponder on January 11, 1997 to the in service date of the replacement 405 transponders on July 1, 1997. For the projection, it is assumed that the transponders used will be two 405s, the existing 402R and one additional one which may be a 402R. These four will provide full market area coverage for three channels and an advertising channel with a total monthly cost of $500,000.

Broadcasting Costs

The assumption is that the costs are those of the existing facility and the individual elements are the averages for the most recent twelve months modified where appropriate for present conditions.

The facility is the broadcast center at Don Reid Drive in Ottawa. Costs include the rental that the business pays for the use of the assets owned by Fifth Dimension Communications (1996) Corporation and 841161 Ontario Limited. The equipment in Fifth Dimension Communications (1996) Corporation includes uplinks, editing, playout and broadcasting equipment. In addition, 1043133 Ontario Inc pays rents to 841161 Ontario Limited for use of space in 2500 Don Reid Drive and other uplink equipment. The repairs and maintenance item reflects the requirement to keep the facility in top condition for reliable twenty four hour operation and the age of the facility. A lease would be required for realty.

Technicians and engineering personnel are provided by Fifth Dimension Communications (1996) Corporation at gross salary cost plus 25% to cover benefits and provide a small profit. These persons to varying degrees work full or part time on the adult business operation and this is reflected in the determination of the monthly charge invoiced.

Tier bits costs are invoiced annually by General Instruments and the cost used is one twelfth of the amounts invoiced for 1997.

Activation services are provided by FirstLink Communications Inc. using proprietary software. This service replaced the outside provider at the same cost but in Canadian dollars as that previously provided in US dollars. This services facilitates the subscriber's access to the satellite service through General Instrument's access center in San Diego. The cost is the average last twelve months but in practice is charged on a per service basis so it is a revenue related cost.

All other broadcasting costs include dubbing and video tape conversions as well as scrambling and a number of sundry items.

Subscriber call center

The total cost of the call centre includes the operation of the center and the sales and promotional activities that have mainly been based in that facility. The details of these costs are presented in the attached schedule. Mostly these are the historical costs or contractual amounts.

Telephone facility costs will be greater than shown because a contract for a new system is being negotiated) Premises are rented and a lease would be required for the facility.

Salaries are based on actual staffing levels and remuneration rates but exclude the salaries paid to the shareholders and managers whose remuneration reflect considerations other than market rates. An amount is added for a reasonable cost for a call center manager. Benefits are included at the present level to include all statutory payroll taxes and the health and security policy.

CAPITALIZATION RATE

The rate of return expected by a buyer will depend upon his particular circumstances. However, based on a seller's expectation arising from the decision to sell or hold it is proposed that a pre-tax return of 30% per year is appropriate resulting in the capitalization of projected sustainable annual earnings at a rate of three and one-third times. Below this rate the seller would not wish to sell.

The determination of the rate of return is premised on the following:

    The business has been operating successfully since October 1993 or three and one half years and can be considered well established having recorded at various times high profit returns and demonstrated an ability to recover and beat its competition.

    As an early entrant to the business it has established itself as the dominant competitor in the market. The company has clearly a loyal following of subscribers even though they are sensitive to price competition.

    The business is secure in its suppliers of movie materials, broadcasting facilities and satellite segment and has the potential to expand significantly into Central and South America and the Pacific Rim in which the market will be up to four times that in the USA with little incremental cost. The supplementary revenue sources have not been fully exploited and could match or exceed the existing revenue streams.

    The legal and territorial arrangement of the business has protected it from certain politically antagonistic influences.

    The business has an competitive advantage arising from its technical and engineering staff and ready access to satellite facilities through its brokerage affiliate.

COMPUTATION OF THE VALUE OF THE ADULT BUSINESS The value is computed by applying a capitalization rate of three point five to the estimated maintainable future annual earnings of the business.

The following computes the future maintainable annual earnings for the adult business based on the regularized monthly earnings projected for July 1997 and thereafter.

COSTS

MOVIES

Predicted cost                                                      65,000

TRANSPONDERS

There will be four transponders as of July, 1997.
Two will cost $120k and two will cost $130k                        500,000
Three will be used for movie channels and one for an advertising channel

SUBSCRIBER CALL CENTER

It is assumed that the costs are those of the existing center an are analysed in detail

Salaries excluding shareholders and present manager   88,453
Manager salary                                         6,000
Benefits at 12%                                       11,334
                                                     -------
                                                     105,787
Bank and credit card costs
Prior years average                                   12,000

Computer costs                                         5,000
Prior years average

Office expenses
prior years average                                   16,000

Depreciation of furniture and equipment               10,000
Computed

Accounting and admin costs                            21,000
Prior years average

Office rent lease                                      8,000

Telephone                                             20,000
Prior years average

Utilities                                              2,000
Prior years average

Sundry operating costs                                 5,000
Prior years average
                                                     -------
                                                     204,787
                                                     -------
SALES AND PROMOTIONAL COSTS
Advertising                                           25,000
Video and Audio Production Services                   22,000
Bad debts and charge backs                             5,000
Commission                                             5,000
Salary and office cost cable sales                     5,000
Travel costs of shows etc                             15,000
                                                     -------
                                                      77,000
                                                     -------

BROADCASTING COSTS

It is assumed that the costs are those of the existing facilities

Facility rental                                       25,000

Repairs and maintenance                               15,000

Technicians, engineering support and playout labour   37,000

Tier bits                                             15,750

Activation services                                   25,000

Dubbing and tap conversion, scrambling and sundry     20,000
                                                     -------

                                                                       137,750
PURCHASING AND MARKETING OFFICE COSTS                                   20,000
HEAD OFFICE COSTS                                                       15,000
AUDITING AND COMPLIANCE                                                  5,000
                                                                    ----------
TOTAL COSTS                                                          1,024,537
                                                                    ----------

REVENUES

Direct subscriptions                                                   726,776
Pay per view                                                           141,667
Distributors                                                           454,178
Other                                                                   25,000
                                                                    ----------
TOTAL REVENUES                                                       1,347,621
                                                                    ----------

NET MONTHLY INCOME                                                     323,083

ANNUAL                                                               3,876,998

VALUE AT 3.33 X                                                     12,910,402
ADD VALUE OF RECEIVABLES FROM DISTRIBUTORS
AND PPV RECORDED ONE MONTH IN ARREARS                                  595,845
                                                                     ---------
VALUATION                                                           13,506,247
                                                                    ----------
                                                                    ----------

The total price would be                                                                     13,500,000

THE FOLLOWING IS A BREAKDOWN OF THE PURCHASE PRICE

Item                                   Company                                               Amount
----                                   -------                                               ------

The business of the Adult Channel     Fifth Dimension Communications                        12,455,000
including the trading names,           (Barbados) Inc.
subscriber list and all contracts

The Call Centre facility operation     1043133 Ontario Inc.
including all the fixed assets

Broadcasting assets                    Fifth Dimension Communications    Net book value
                                       (1996) Corporation                                       550,000

Broadcasting assets                    841161 Ontario Limited            Net book value         225,000

Computers, telephonic equipment        1043133 Ontario Inc               Net book value         250,000

Sundry assets                          Merlin Sierra                     Nominal                 20,000
                                                                                             ----------
                                                                                             13,500,000
                                                                                             ----------
                                                                                             ----------
THE CONSIDERATION WOULD BE

Fifth Dimension Communications                                           Cash                   550,000
(1996) Corporation

841161 Ontario Limited                                                   Cash                   225,000

1043133 Ontario Inc                                                      Cash                   250,000

Merlin Sierra                                                            Cash                    20,000

Fifth Dimension Communications
(Barbados) Inc.                                                          Cash                 4,955,000
                                                                                             ----------

                                                                         Total Cash           6,000,000
Fifth Dimension Communications Holdings, Inc
(A US COMPANY INCORPORATED IN DELAWARE)                                  5% Note Payable      1,000,000
                                                                         over 10 years
                                                                         Common shares        6,500,000
                                                                         representing 10%
                                                                         of buyer's equity
                                                                         and not dilutable
                                                                                             ----------
                                                                                             13,500,000
                                                                                             ----------
                                                                                             ----------

                                       9

XTC
PROJECTED REVENUE
FOR THE 12 MONTH PERIOD ENDING FEBRUARY, 1998

                    MARCH, 97    APRIL      MAY      JUNE      JULY     AUGUST   SEPTEMBER  OCTOBER  NOVEMBER   DECEMBER
                    ---------    -----      ---      ----      ----     ------   ---------  -------  --------   --------
Unearned revenue
   recognized
1 Year                246,041   224,391   206,794   192,771   176,888   158,459   138,898   117,048    93,005     69,241
6 Months               53,522    43,255    33,111    23,706    13,761     4,170
3 Months               86,333    52,176    17,054
                   -----------------------------------------------------------------------------------------------------
                      385,895   319,822   256,959   216,477   190,648   162,629   138,898   117,048    93,005     69,241
                   -----------------------------------------------------------------------------------------------------

Projected revenue
1 Year                 26,479    52,104    77,292   101,667   133,959   166,897   199,397   233,626   267,376    300,314
6 Months               10,592    20,842    30,917    40,667    53,584    66,757    69,167    72,609    76,034     79,457
3 Months               38,130    75,030   111,300   108,270   117,870   129,030   140,730   143,520   144,690    145,320
1 Month               139,810   135,300   132,990   128,700   170,500   173,910   171,600   180,730   178,200    173,910
                   -----------------------------------------------------------------------------------------------------

                      215,011   283,276   352,499   379,304   475,913   636,594   680,894   630,485   666,300    699,001
                   -----------------------------------------------------------------------------------------------------

TOTAL REVENUE         600,906   603,098   609,458   595,781   666,561   699,223   719,792   747,533   759,305    768,242
                   -----------------------------------------------------------------------------------------------------
                   -----------------------------------------------------------------------------------------------------


AVERAGE REVENUE
  JULY TO DECEMBER                                                                                               726,776
                                                                                                                 -------
                                                                                                                 -------



                      JANUARY, 98   FEBRUARY    TOTAL

Unearned revenue
   recognized
1 Year                  41,416       12,577    1,677,530
6 Months                                         171,524
3 Months                                         155,563
                   -------------------------------------
                        41,416       12,577    2,004,616
                   -------------------------------------

Projected revenue
1 Year                 334,544      366,627    2,260,282
6 Months                80,234       79,892      680,752
3 Months               145,320      142,920    1,442,130
1 Month                180,730      169,400    1,935,780
                   -------------------------------------

                       740,828      758,839    6,318,944
                   -------------------------------------

TOTAL REVENUE          782,244      771,416    8,323,560
                   -------------------------------------
                   -------------------------------------

XTC
PROJECTED REVENUE
FOR THE 12 MONTH PERIOD ENDING FEBRUARY, 1998

                              MARCH, 97   APRIL     MAY       JUNE      JULY    AUGUST   SEPTEMBER  OCTOBER   NOVEMBER  DECEMBER
                              ---------  ------     ---       ----      ----    ------   ---------  -------   --------  --------
Average total cash per day      20,500    20,500   19,500    19,500    25,000    25,500    26,000     26,500    27,000    25,500
number of days in month             31        30       31        30        31        31        30         31        30        31
                               -------------------------------------------------------------------------------------------------
Total cash per month           635,500   615,000  604,500   585,000   775,000   790,500   780,000    821,500   810,000   790,500
                               -------------------------------------------------------------------------------------------------
                               -------------------------------------------------------------------------------------------------
Average percentage breakdown
1 Year                              50%       50%      50%       50%       50%       50%       50%        50%       50%       50%
6 Months                            10%       10%      10%       10%       10%       10%       10%        10%       10%       10%
3 Months                            18%       18%      18%       18%       18%       18%       18%        18%       18%       18%
1 Month                             22%       22%      22%       22%       22%       22%       22%        22%       22%       22%

Cash Allocation
1 Year                         317,750   307,250  302,250   292,550   387,500   395,250   390,000    410,750   405,000   395,250
6 Months                        83,550    81,600   80,450    58,500    77,500    79,050    78,000     82,150    81,000    79,050
3 Months                       114,390   110,700  108,810   105,300   139,500   142,290   140,400    147,870   145,800   142,290
1 Month                        139,810   135,300  132,990   128,700   170,500   173,910   171,600    180,730   178,200   173,910

                               JANUARY, 98   FEBRUARY      TOTAL
                               -----------   --------      -----
Average total cash per day       26,500       27,500
number of days in month              31           28
                               ---------------------
Total cash per month            821,500      770,000
                               ---------------------
                               ---------------------

Average percentage breakdown
1 Year                               50%          50%
6 Months                             10%          10%
3 Months                             18%          18%
1 Month                              22%          22%

Cash Allocation
1 Year                          410,750      385,000     4,399,500
6 Months                         82,150       77,000       879,500
3 Months                        147,870      138,600     1,583,820
1 Month                         180,730      169,400     1,935,780


Assumption:
-----------

- In July, the move to T5 will increase revenues since there is more satellite coverage.
-  Percentage breakdown based upon average of Nov, Dec/96 and Jan/97.

UNEARNED REVENUE ALLOCATION

                TOTAL     MARCH, 97   APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER   OCTOBER  NOVEMBER   DECEMBER
                -----     ---------   -----     ---     ----     ----    ------   ---------   -------  --------   --------
ONE YEAR
--------
MARCH, 97      317,750     26,479    26,479   26,479   26,479   26,479   28,479     26,479    26,479    26,479     26,479
APRIL          307,500               25,625   25,625   25,625   25,625   26,625     25,625    25,825    25,625     25,625
MAY            302,250                        25,188   25,188   25,188   25,188     25,188    25,188    25,188     25,188
JUNE           292,500                                 24,375   24,375   24,375     24,375    24,375    24,375     24,375
JULY           387,500                                          32,292   32,292     32,292    32,292    32,292     32,292
AUGUST         395,250                                                   32,938     32,938    32,938    32,938     32,938
SEPTEMBER      390,000                                                              32,500    32,500    32,500     32,500
OCTOBER        410,750                                                                        34,229    34,229     34,229
NOVEMBER       405,000                                                                                  33,750     33,750
DECEMBER       395,250                                                                                             32,938
JANUARY, 98    410,750
FEBRUARY       385,000
             ------------------------------------------------------------------------------------------------------------
             4,399,500     26,479    52,104   77,292  101,667  133,959  168,897    199,397   233,628   267,376    300,314
                        -------------------------------------------------------------------------------------------------
                        -------------------------------------------------------------------------------------------------
             4,399,500
             ---------
Diff                 -
             ---------
             ---------

                                     UNEARNED
            JANUARY, 98   FEBRUARY    BALNCE
            -----------   --------    ------
MARCH, 97      26,480      26,480           -
APRIL          25,625      25,625     (25,625)
MAY            25,188      25,188     (50,370)
JUNE           24,375      24,375     (73,125)
JULY           32,292      32,292    (129,164)
AUGUST         32,938      32,938    (164,684)
SEPTEMBER      32,500      32,500    (195,000)
OCTOBER        34,229      34,229    (239,605)
NOVEMBER       33,750      33,750    (270,000)
DECEMBER       32,938      32,938    (296,436)
JANUARY, 98    34,229      34,229    (342,292)
FEBRUARY                   32,083    (352,917)
             ---------------------------------
              334,544     368,627  (2,139,218)
             ---------------------------------
             ---------------------------------

6 MONTHS
--------

MARCH, 97       63,550     10,592    10,592   10,592   10,592   10,592   10,590
APRIL           61,500               10,250   10,250   10,250   10,250   10,250     10,250
MAY             80,450                        10,075   10,075   10,075   10,075     10,075    10,075
JUNE            58,500                                  9,750    9,750    9,750      9,750     9,750    9,750
JULY            77,500                                          12,917   12,917     12,917    12,917   12,917      12,915
AUGUST          79,050                                                   13,175     13,175    13,175   13,175      13,175
SEPTEBMER       78,000                                                              13,000    13,000   13,000      13,000
OCTOBER         82,150                                                                        13,692   13,692      13,692
NOVEMBER        81,000                                                                                 13,500      13,500
DECEMBER        79,050                                                                                             13,175
JANUARY, 98     82,150
FEBRUARY        77,000
              -----------------------------------------------------------------------------------------------------------
               879,900     10,592    20,842   30,917   40,667   53,584   66,757     69,167    72,609   76,034      79,457
                        -------------------------------------------------------------------------------------------------
                        -------------------------------------------------------------------------------------------------
               879,900
              --------

                                     UNEARNED
            JANUARY, 98   FEBRUARY    BALNCE
            -----------   --------    ------
MARCH, 97                                   -
APRIL                                       -
MAY                                         -
JUNE                                        -
JULY                                        -
AUGUST         13,175                       -
SEPTEMBER      13,000      13,000           -
OCTOBER        13,692      13,692     (13,690)
NOVEMBER       13,500      13,500     (27,000)
DECEMBER       13,175      13,175     (39,525)
JANUARY, 98    13,692      13,692     (54,766)
FEBRRUARY                  12,833     (64,167)
             --------------------------------
               80,234      79,892    (199,148)
             --------------------------------
             --------------------------------

UNEARNED REVENUE ALLOCATION

                     TOTAL    MARCH,97    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER     NOVEMBER    DECEMBER
                     -----    --------    -----     ---     ----     ----    ------   ---------  -------     --------    --------
3 MONTHS
--------
MARCH,97            114,390    38,130    38,130   38,130
APRIL               110,700              36,900   36,900   36,900
MAY                 108,810                       36,270   36,270   36,270
JUNE                105,300                                35,100   35,100   35,100
JULY                139,500                                         46,500   46,500     46,500
AUGUST              142,290                                                  47,430     47,430     47,430
SEPTEMBER           140,400                                                             46,800     46,800     46,800
OCTOBER             147,870                                                                        49,920     49,290     49,920
NOVEMBER            145,800                                                                                   48,600     48,600
DECEMBER            142,290                                                                                              47,430
JANUARY,98          147,870
FEBRUARY            138,800
                  ---------------------------------------------------------------------------------------------------------------

                  1,583,820   38,130     75,030  111,300  108,270  117,870  129,030    140,730    143,520    144,690    145,320
                           ------------------------------------------------------------------------------------------------------
                           ------------------------------------------------------------------------------------------------------
                  1,583,820
                  ---------

1 MONTH                      139,810    135,300  132,990  128,700  170,600  173,910    171,600    180,730    178,200    173,910
-------                    ------------------------------------------------------------------------------------------------------
                           ------------------------------------------------------------------------------------------------------



                                           UNEARNED
                    JANUARY,98  FEBRUARY   BALANCE
                    ----------  --------  --------
3 MONTHS
--------
MARCH,97                                         -
APRIL                                            -
MAY                                              -
JUNE                                             -
JULY                                             -
AUGUST                                           -
SEPTEMBER                                        -
OCTOBER                                          -
NOVEMBER             48,600                      -
DECEMBER             47,430     47,430           -
JANUARY,98           49,290     49,290     (49,290)
FEBRUARY                        46,200     (92,400)
                  --------------------------------------------
                    145,320    142,920    (141,690)
                  -----------------------------------
                  -----------------------------------

1 MONTH             180,730    169,400
-------           ----------------------
                  ----------------------

SCHEDULE OF SUBSCRIBER CALL CENTER EXPENSES

                                   March     April      May         June         July       August   September   October   November
                                   1996      1996       1996        1996         1996        1996       1996       1996      1996
                                     $         $          $           $            $           $          $          $         $
ADVERTISING AND PROMOTION          51,890    62,478     24,520      24,149      23,522      23,479     21,293     21,785     16,564
BANK CHARGES                       12,264    13,094     11,690       9,886      13,517      13,640     13,620     14,434     14,292
BAD DEBTS                             208     7,060        314           0      (2,242)          0          0        (13)        29
COMMISSION                          2,207     9,260      7,520       4,920       7,214       3,433      3,744      4,932      3,796
COMPUTER                            2,673       366        415         235         804         351      5,886          0        204
DEPRECIATION                        8,765    31,865      8,512       8,344       8,185       8,025      4,746      7,769      7,928
INTEREST                           13,131    10,342     16,306      13,146      23,212      19,090     19,975        213     50,263
OFFICE                             27,703     3,684     18,108      15,251      12,533      16,663     16,706     24,555     23,359
PROFESSIONAL FEES                  25,025    34,912     47,882      26,364      21,356      22,318     22,655     28,697     12,217
RENT                                6,482    20,769     (3,678)      7,732       7,839       7,721      7,706      7,518      7,803
COREL CENTER                        6,398     6,767      6,029       6,398       6,398       6,398      6,398      6,398      6,398
SALARIES                          111,371   117,298    112,060     105,896     102,062     111,841    112,388    100,652    102,578
SUNDRY OPERATING                    2,894     4,222      4,903       3,026       2,928       2,572      6,417      6,807      2,933
TRAVEL                              9,542     8,298      4,900        (685)        904      19,383      3,474     14,520      4,715
TELEPHONE                          17,717    21,502     11,443      14,683      10,780      11,111     17,690     18,076     21,373
UTILITIES                           2,503     2,358      1,503       2,055       2,270       2,463      1,884      1,877      2,405
                                  --------------------------------------------------------------------------------------------------
                                  300,854   354,274    272,406     241,401     241,283     268,488    264,581    256,219    276,854
INTERCOMPANY REVENUE FOR
1043133 ONTARIO RECEIVED FROM
BARBADOS (A)                            0         0   (244,200)   (244,200)   (244,200)   (244,200)  (244,200)  (244,200)  (244,200)
                                  --------------------------------------------------------------------------------------------------
                                  300,854   354,274     28,206      (2,799)     (2,917)     24,288     20,381     12,019     32,654

INTERCOMPANY CHARGE FROM
1043133 ONTARIO TO
BARBADOS (B)                            0         0    239,130     239,130     239,130     239,130    239,130    239,130    239,130
                                  --------------------------------------------------------------------------------------------------
                                  300,854   354,274    267,336     236,331     236,213     263,418    295,511    251,149    271,784
                                  --------------------------------------------------------------------------------------------------
                                  --------------------------------------------------------------------------------------------------

                                     SCHEDULE 2.2

                             ALLOCATION OF PURCHASE PRICE


   US$50,000  any and all trademarks, proprietary rights and other intellectual property rights owned by Seller and associated with its Adult Movies Business. These include but are not necessarily limited to the trade names, trademarks and/or service marks listed on
              SCHEDULE 1(a) of the Asset Purchase Agreement, "Trademarks List," and any goodwill associated with such trade names, trademarks and/or service marks


  US$500,000  any and all rights Sellers may have in adult programming in any format (including master tapes) of feature length films and other films and programming, interstitial or otherwise, that contain motion picture material that is non-rated or X-rated and whose main theme embodies nudity and/or sexually explicit material between consenting adults, and all promotional materials and programming related thereto as set forth in SCHEDULE 1(b) of the Asset Purchase Agreement, "Programming List"


US$1,004,113  all subscriptions for the Adult Movies Business services as of the Date of Closing, including all subscriber lists, past and present, and any other marketing data related thereto, in the possession of Sellers, as described in SCHEDULE 1(c) of the Asset Purchase Agreement, "Subscribers List" (the subscriber lists shall be delivered on disk(s) in electronic form only because of the length of such lists)


        US$1 a complete list of all advertisers, marketing partners and vendors used by Sellers in relations to the Adult Movies business and related services, with contact names, mailing addresses, and phone and fax numbers; as set forth in SCHEDULE 1(d) of the Asset Purchase Agreement, "Vendors List"

        US$1 all rights, title and interest Sellers may have in 1-800 phone numbers used for the Adult Movies Business and related services and in any World Wide Web address and websites used in the Adult Movies Business

        US$1 copies of all papers, computerized databases, and records in Sellers' custody or control relating to any or all of the above described assets and the operation of Sellers' Adult Movies Business, including but not limited to all sales and subscription records, maintenance and production records, and plans and designs of all structures, fixtures and equipment, but excluding accounting and financial records and personnel and labor relations records

        US$1 all rights, title and interests in any permits, licenses, franchises, consents or authorizations issued by, and all registrations and filings with, any government agency solely in connection with Adult Movies Business of Sellers, whenever issued or filed, (including but not limited to any permits or licenses from the Canadian Radio-Television and Telecommunications Commission and any permits or licenses from the Federal Communications Commission) excepting only those which by law are non-transferable or those which have expired

US$5,000,000  subleases in respect of all rights, title and interests 5DBC may have in and pursuant to the Agreement between 5DBC and AT&T Corp. concerning Skynet Transponder Service dated November 21, 1996, and the Agreement between 5DBC and Loral Skynet concerning Skynet Transponder service dated April 29, 1997

                                  SCHEDULE 4

                      LEASES, CONTRACTS, AND AGREEMENTS

                                  SCHEDULE 4

                        LEASES, CONTRACTS & AGREEMENTS

    Seller shall assign and transfer and Buyer shall have the benefit of and shall perform and assume the following Leases, Contracts and Agreements in accordance with the conditions thereof, except to the extent set forth in the subsequent Assignment or Assignment and Assumption Agreement for such Leases, Contracts and Agreements:

1.  Direct Marketing Agreement dated March 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications LLC, as the First Parties, and
      American Programming Service, as the Second Party

2.  Direct Marketing Agreement dated March 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications LLC, as the First Parties, and
      Consumer Satellite Systems, Inc. as the Second Party

3.  Direct Marketing Agreement dated March 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications Inc., as the First Parties, and
      Freedom Satellite as the Second Party

4.  Direct Marketing Agreement dated March 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications Inc., as the First Parties, and
      FTP Services as the Second Party

5.  Direct Marketing Agreement dated April 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications Inc., as the First Parties, and
      Galaxy Satellite Programming Inc. as the Second Party

6.  Direct Marketing Agreement dated March 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications LLC, as the First Parties, and
      North American Programming Services Inc. as the Second Party

7.  Direct Marketing Agreement dated March 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications LLC, as the First Parties, and
      Program Source as the Second Party

8.  Direct Marketing Agreement dated April 1, 1996 between:

      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications Inc., as the First Parties, and
      Satellite Direct Communications as the Second Party

9.  Direct Marketing Agreement dated March 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications Inc., as the First Parties, and
      Satellite Programming Services as the Second Party

10. Direct Marketing Agreement dated March 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications LLC, as the First Parties, and
      Satellite Receivers LTD as the Second Party

11. Direct Marketing Agreement dated March 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications Inc., as the First Parties, and
      Satellite Source as the Second Party

12. Direct Marketing Agreement dated March 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications LLC, as the First Parties, and
      Skywalker Communications Inc. as the Second Party

13. Direct Marketing Agreement dated July 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications Inc., as the First Parties, and
      Superstar/Netlink Group LLC as the Second Party

14. Direct Marketing Agreement dated March 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications Inc., as the First Parties, and
      Turner Vision, Inc. as the Second Party

15. Direct Marketing Agreement dated March 1, 1996 between:
      Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc.
        and TVE Communications LLC, as the First Parties, and
      Universal Satellite TV Inc. as the Second Party

16. Any and all licenses and contractual rights of Fifth Dimension Communications (Barbados) Inc. for the films in the "XTC - COM Movie Library", the titles and respective producers of which are attached here as Exhibit A.

                                  EXHIBIT A

                                  SCHEDULE A

                       LEASES, CONTRACTS, AND AGREEMENTS

                                    XTC-COM

                                 MOVIE LIBRARY

                                 Sept. 11, 1997

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
5355     $50,000,000 Cherry       00:00
------------------------------------------------------------------------------
3688     10,000 Anal Maniacs #01  75:08     1993                     26-Jul-96
------------------------------------------------------------------------------
3687     10,000 Anal Maniacs #02  77:27     1994                     26-Jul-96
------------------------------------------------------------------------------
4914     100% Amateur #01        112:06     1994  Odyssey Group      12-Dec-96
------------------------------------------------------------------------------
5105     100% Amateur #04        114:33     1994  Odyssey Group      04-Dec-96
------------------------------------------------------------------------------
5106     100% Amateur #05        112:02     1994  Odyssey Group      04-Dec-96
------------------------------------------------------------------------------
5107     100% Amateur #06        110:51     1994  Odyssey Group      04-Dec-96
------------------------------------------------------------------------------
5164     100% Amateur #07         00:00
------------------------------------------------------------------------------
5165     100% Amateur #08        117:07     1994  Odyssey Group      12-Dec-96
------------------------------------------------------------------------------
4918     100% Amateur #09        114:53     1995  Odyssey Group      12-Dec-96
------------------------------------------------------------------------------
5196     100% Amateur #10        112:46     1995  Odyssey Group      12-Dec-96
------------------------------------------------------------------------------
5174     100% Amateur #11        111:22     1995  Odyssey Group      12-Dec-96
------------------------------------------------------------------------------
5175     100% Amateur #12        112:20     1996  Odyssey Group      12-Dec-96
------------------------------------------------------------------------------
4912     100% Amateur #13        112:43     1996  Odyssey Group      12-Dec-96
------------------------------------------------------------------------------
4915     100% Amateur #14        113:04     1996  Odyssey Group      12-Dec-96
------------------------------------------------------------------------------
4913     100% Amateur #15        115:20     1996  Odyssey Group      12-Dec-96
------------------------------------------------------------------------------
4917     100% Amateur #16        114:12     1996  Odyssey Group      12-Dec-96
------------------------------------------------------------------------------
6108     100% Amateur #17        112:29     1996  Odyssey Group      21-Feb-97
------------------------------------------------------------------------------
6107     100% Amateur #18        112:55     1996  Odyssey Group      21-Feb-97
------------------------------------------------------------------------------
6106     100% Amateur #19        113:46     1996  Odyssey Group      21-Feb-97
------------------------------------------------------------------------------
6105     100% Amateur #20        113:08     1996  Odyssey Group      21-Feb-97
------------------------------------------------------------------------------
6104     100% Amateur #21        111:35     1996  Odyssey Group      24-Feb-97
------------------------------------------------------------------------------
6109     100% Amateur #22        115:02     1996  Odyssey Group      26-May-97
------------------------------------------------------------------------------
6110     100% Amateur #23        113:27     1996  Odyssey Group      24-Feb-97
------------------------------------------------------------------------------
6111     100% Amateur #24         00:00
------------------------------------------------------------------------------
6521     1001 Nights              79:28     1996  In-X-Cess Prod     01-May-97
------------------------------------------------------------------------------
4515     113 Cherry Lane          71:57     1995                     01-Aug-96
------------------------------------------------------------------------------
3294     20th Century Fox         72:30     1991  Fantazy Ent.       15-May-96
------------------------------------------------------------------------------
3477     30 Days In The Hole      80:46     1993  Film West          24-May-96
------------------------------------------------------------------------------
5074     30 Men For Sandy         91:02     1995  Sin City/R. Siffre 29-Nov-96
------------------------------------------------------------------------------
6615     300 Men for Jasmin       88:36     1997  Dan Bender/ XTC    20-Jun-97
------------------------------------------------------------------------------
6635     4 Big Ones               82:22     1994  Digital Media Gro  25-Jul-97
------------------------------------------------------------------------------
3047     40 Something And Still
           Hot                    71:38     1995  Sunshine Films     16-Feb-96
------------------------------------------------------------------------------
3833     50 Enni Calore           75:00        0                     27-Jul-96
------------------------------------------------------------------------------
0149     69 Pump Street           81:55           Zane Ent.          14-Jun-94
------------------------------------------------------------------------------
4776     7 Good Women**BAD VIDEO  81:05     1993  Hollywood Video    07-Oct-96
------------------------------------------------------------------------------
6008C    A Coming Of Angel -
           The Sequel             87:04
-------------------------------------------------------------------------------
0942     A Few Good Women         76:28     1994  Hole In One Vide    14-Aug-94
-------------------------------------------------------------------------------
1865     A Hard Act To Swallow    87:10     1988  Video Team          20-Jan-95
-------------------------------------------------------------------------------
XXX      A Lacey Affair               0
-------------------------------------------------------------------------------
4558     A Lacy Affair            87:35     1984  Hollywood Video     23-Aug-96
-------------------------------------------------------------------------------
0313     A Lacy Affair #03        76:40     1989  Hollywood / RHF     14-Jun-94
-------------------------------------------------------------------------------
0303     A Lacy Affair #04 -
           d3040?                 67:55     1991  Hollywood Video     23-Sep-94
-------------------------------------------------------------------------------
1429     A Little Christmas Tail  68:57     1991  Zane Ent.           25-Nov-94
-------------------------------------------------------------------------------

                               MASTER DATA BASE

-------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER       ENTRY DATE
-------------------------------------------------------------------------------
1818     A Little Dove Tail       75:40     1987  Intropics           20-Jan-95
-------------------------------------------------------------------------------
0795     A Little Irresistable    72:38     1991  Zane Ent            01-Jun-94
-------------------------------------------------------------------------------
2157     A Little Romance         87:20     1986  Hollywood Video     29-Mar-95
-------------------------------------------------------------------------------
1858     A Lover For Susan        79:43     1987  Classic EdiUon Vi   20-Jan-95
-------------------------------------------------------------------------------
2755     A Man's Dream            72:49     1992  Pleasure Produc     11-Dec-95
-------------------------------------------------------------------------------
1237     A Pussy Called Wanda     78:58     1992  Dreamland Ent       27-Oct-94
-------------------------------------------------------------------------------
1228     A Pussy Called Wanda 2   77:00
-------------------------------------------------------------------------------
2816     A Rare Starlet           70:53     1987  Moonlight Ent.      29-Nov-95
-------------------------------------------------------------------------------
4294     A Rear and Pleasant
           Danger                 81:55     1994                      26-Jul-96
-------------------------------------------------------------------------------
4292     A Reason To Die          87:56     1993                      26-Jul-96
-------------------------------------------------------------------------------
4291     A Round Behind           83:13     1995                      26-Jul-96
-------------------------------------------------------------------------------
1055     A Shaver Among Us        69:24     1991  Zane Ent.           20-Oct-94
-------------------------------------------------------------------------------
6566     A Shot In The Pink       90:23     1995  CED/Barbie Brid     15-May-97
-------------------------------------------------------------------------------
6569     A Shot In The Pink #2    86:55     1996  CED/Barbie Brid     15-May-97
-------------------------------------------------------------------------------
1824     A Street Girl Named
           Desire                 77:25     1993  Fat Dog             20-Jan-95
-------------------------------------------------------------------------------
1434     A Stripper Named Desire  82:05     1993  Coast To Coast      28-Oct-94
-------------------------------------------------------------------------------
1975     A Taste Of Paradise      80:50     1985  RHF/Hollywood V     23-Sep-94
-------------------------------------------------------------------------------
0682     A Taste of XTC           62:08     1991  Cinderella          01-Aug-94
-------------------------------------------------------------------------------
0109     A Trip Down Mammary Lane 73:44     1991  Filmco Releasing    01-Jun-94
-------------------------------------------------------------------------------
2711     A Trois Sur Caroline     74:53     1992  Euro-Sexe           31-Oct-95
-------------------------------------------------------------------------------
1987     A Very Debauched Girl    83:51     1994                      08-Mar-95
-------------------------------------------------------------------------------
3055     A Witch's Tail           55:21     1994  Goulash Internati   02-Feb-96
-------------------------------------------------------------------------------
3645     A.W.O.S.                 74:06                               26-Jul-96
-------------------------------------------------------------------------------
6621     Abused                   78:41     1996  CED/Zane Ent.       18-Jul-97
-------------------------------------------------------------------------------
3160     Ace Mahulland            88:04
-------------------------------------------------------------------------------
1426     Acts Of Confession       70:43     1991  Plum Prod.          21-Nov-94
-------------------------------------------------------------------------------
4285     Acts of Confession       70:45                               26-Jul-96
-------------------------------------------------------------------------------
0781     Addicted To Cum         102:07
-------------------------------------------------------------------------------
5077     Addicted To Lust         80:03     1996  nitro               23-Dec-96
-------------------------------------------------------------------------------
1341     Adultery                 84:23     1984  Dreamland Ent.      31-Oct-94
-------------------------------------------------------------------------------
4290     Adultery                 78:42     1986                      26-Jul-96
-------------------------------------------------------------------------------
6667     Adventures In Paradise   84:17     1996  Klimaxxx Prod.      28-Aug-97
-------------------------------------------------------------------------------
2832     Adventures of DP Boys
           #10                    70:14     1995  Heatwave Entert     29-Nov-95
-------------------------------------------------------------------------------
4296     Adventures of Major
           Morehead               76:46     1994                      26-Jul-96
-------------------------------------------------------------------------------
4315     Adventures of Mighty Mac 72:41     1994  Legend Video        25-Jul-96
-------------------------------------------------------------------------------
2668     Adventures Of Nanou #03  70:01     1994  Nanou               05-Oct-95
-------------------------------------------------------------------------------
3505     African Angel #01       116:20     1994  Nitro               07-Oct-96
-------------------------------------------------------------------------------
4735     African Angel #02       115:25     1996  Nitro               05-Sep-96
-------------------------------------------------------------------------------
5227     African Angels #3       108:55        0  Rodnievision        19-Aug-97
-------------------------------------------------------------------------------
4689     Afrodisiac               74:12           Coast To Coast      30-Aug-96
-------------------------------------------------------------------------------
4602     Afrodisiac #02           79:17     1989  Coast To Coast      30-Aug-96
-------------------------------------------------------------------------------
4690     After Midnight           67:20     1992  Coast To Coast      30-Aug-96
-------------------------------------------------------------------------------
0351     Afternoon Tease          85:42
-------------------------------------------------------------------------------
0351     Afternoon Tease              0
-------------------------------------------------------------------------------

                               MASTER DATA BASE

-------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER       ENTRY DATE
-------------------------------------------------------------------------------
3283     Against All Bods         88:32     1987
-------------------------------------------------------------------------------
2380     Aged To PerfecUon        109:17    1994  Totally Tastless    10-Jul-95
-------------------------------------------------------------------------------
3266     Aged To Perfection #02   80:00     1995  Totally Tastless    15-May-96
-------------------------------------------------------------------------------
2962     AHV - Triple Play #97    86:51     1995  Odyssey Group       02-Feb-96
-------------------------------------------------------------------------------
2712     AHV: Triple Play #82
           - Backdoor Barb        84:19     1994  Odyssey             02-Nov-95
-------------------------------------------------------------------------------
1909     AJA                      78:13     1988                      21-Feb-95
-------------------------------------------------------------------------------
4282     Aja & Friends            74:12                               26-Jul-96
-------------------------------------------------------------------------------
5083     Al Borda's Brazilian
           Adventures             62:30     1996  Al Borda Video      08-Jan-97
-------------------------------------------------------------------------------
2740     Alex Jordan's First
           Timers #01             84:25     1993  Odyssey             18-Oct-95
-------------------------------------------------------------------------------
2726     Alex Jordan's First
           Timers #02             86:06     1993  Odyssey Group       18-Oct-95
-------------------------------------------------------------------------------
2743     Alex Jordan's First
           Timers #03             89:43     1993  Odyssey             18-Oct-95
-------------------------------------------------------------------------------
2741     Alex Jordan's First
           Timers #04             88:03     1994  Odyssey             18-Oct-95
-------------------------------------------------------------------------------
2742     Alex Jordan's First
           Timers #05             88:03     1994  Odyssey             18-Oct-95
-------------------------------------------------------------------------------
2744     Alex Jordan's First
           Timers #06             89:10     1994  Odyssey             18-Oct-95
-------------------------------------------------------------------------------
4739     Ali Boobie & The 40 D's  75:10     1987  Fantasy Ent         05-Sep-96
-------------------------------------------------------------------------------
4289     Alice in Anal Land       76:44     1994                      26-Jul-96
-------------------------------------------------------------------------------
0751     Alice In Hollyweird      71:30     1992  Zane Ent            01-Jun-94
-------------------------------------------------------------------------------
5180     All American Anal Nurses 80:26     1996  L.B.O.              03-Dec-96
-------------------------------------------------------------------------------
4288     All American Girl        83:13     1991  Fantazy Ent.        26-Jul-96
-------------------------------------------------------------------------------
1556     All American Girl**Cppa
           (dupe-4288)            74:59           Fantazy Ent.        26-Jul-96
-------------------------------------------------------------------------------
2475     All Inside Eva - Una
           Donna Chiamata C       79:45     1994                      08-Sep-95
-------------------------------------------------------------------------------
4700     All Night Long           82:38     1989                      05-Sep-96
-------------------------------------------------------------------------------
0918     All That Sex             74:06     1990  Legend Video        25-Aug-94
-------------------------------------------------------------------------------
1345     All The Right Motions    78:22           Dreamland Ent.      31-Oct-94
-------------------------------------------------------------------------------
0309     All The Way              84:04     1989  Hollywood Video     14-Jun-94
-------------------------------------------------------------------------------
0752     All The Way Down         73:00     1987
-------------------------------------------------------------------------------
2409     All The Way In           83:16     1986  Osolobo Producti    18-Jul-95
-------------------------------------------------------------------------------
6494     All The Way Up           71:54     1993  Fat Dog             07-May-97
-------------------------------------------------------------------------------
0867     Alley Cat                70:54     1991  Cinderella          01-Aug-94
-------------------------------------------------------------------------------
1929     Always                   76:26     1993  Xcitement           21-Feb-95
-------------------------------------------------------------------------------
3188     Amanda Victoria -
           Sultry Sessions        63:09     1995  Glitz Video         25-Mar-96
-------------------------------------------------------------------------------
1891     Amateur Dreams 2
           Inter-racial dreams    71:31     1994  Dreamland Ent.      24-Jan-95
-------------------------------------------------------------------------------
2306     Amateur Home Video
           #03-Porking in R       74:16     1991  AHV                 02-Jun-95
-------------------------------------------------------------------------------
2714     Amateur Home Video -
           Triple Play #73        84:24     1994  Odyssey             02-Nov-95
-------------------------------------------------------------------------------
2716     Amateur Home Video -
           Triple Play #75        86:18     1994  Odyssey             02-Nov-95
-------------------------------------------------------------------------------
2717     Amateur Home Video -
           Triple Play 74 -       83:40     1994  Odyssey             02-Nov-95
-------------------------------------------------------------------------------
2309     Amateur Home Video 23 -
           Hidden Char            67:39     1992  EVN                 02-Jun-95
-------------------------------------------------------------------------------
2429     Amateur Home Video 33 -
           To The Baja            67:24     1993  EVN                 02-Aug-95
-------------------------------------------------------------------------------
2307     Amateur Home Video 38 -
           Mysterious             71:26     1993  AHV                 02-Jun-95
-------------------------------------------------------------------------------
2308     Amateur Home Video 39 -
           The Folks N            69:13     1993  AHV                 02-Jun-95
-------------------------------------------------------------------------------
2311     Amateur Home Video 8 -
           Sweet Heat             72:58     1991  AHV                 02-Jun-95
-------------------------------------------------------------------------------
2206     Amateur Night #01        84:50     1990  Hollywood Video     01-May-95
-------------------------------------------------------------------------------
3782     Amateur Night #01       119:28    1993                       03-Jul-96
-------------------------------------------------------------------------------
3783     Amateur Night #02       111:17    1993                       03-Jul-96
-------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2310     Amateur Night #03        84:47     1990  Hollywood Video    02-Jun-95
------------------------------------------------------------------------------
2205     Amateur Night #07        83:18     1991  Hollywood Video    01-May-95
------------------------------------------------------------------------------
4698     Amateur Nights #05       80:09           Hollywood Video    30-Aug-96
------------------------------------------------------------------------------
4778     Amateur Nights #08       80:14     1990  Hollywood Video    07-Oct-96
------------------------------------------------------------------------------
4781     Amateur Nights #09       79:50     1990  Hollywood Video    07-Oct-96
------------------------------------------------------------------------------
4777     Amateur Nights #10       76:00     1990  Hollywood Video    07-Oct-96
------------------------------------------------------------------------------
2664     Amateurs Exposed #01    110:34     1992                     05-Oct-95
------------------------------------------------------------------------------
2665     Amateurs Exposed #02    109:55     1993                     05-Oct-95
------------------------------------------------------------------------------
2572     Amateurs Exposed #03    105:27     1993  Amateurs In Acti   08-Sep-95
------------------------------------------------------------------------------
2573     Amateurs Exposed #04    117:30     1994                     08-Sep-95
------------------------------------------------------------------------------
XXX      Amazing Tails           0
------------------------------------------------------------------------------
6290C    Amazing Tails #02        73:07
------------------------------------------------------------------------------
5378C    Amazing Tails #05        00:00
------------------------------------------------------------------------------
XXX      Amazon Heat              00:00
------------------------------------------------------------------------------
2045     Amber Pays The Rent      82:26     1986  Video Team         02-Mar-95
------------------------------------------------------------------------------
2029     Amber Waves              84:57     1987  Video Team         23-Feb-95
------------------------------------------------------------------------------
2443     Ambushed                 86:55     0     N/A                18-Jul-95
------------------------------------------------------------------------------
0775     Amer's Rnchst Home
          Vid #01                 74:27           n                  01-Jun-94
------------------------------------------------------------------------------
0776     Amer's Rnchst Home
          Vid #02                 70:51           Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
0777     Amer's Rnchst Home
          Vid #03                 72:28     1991  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
0778     Amer's Rnchst Home
          Vid #04                 72:44     1991  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
0779     Amer's Rnchst Home
          Vid #05                 72:50
------------------------------------------------------------------------------
1459     Amer's Rnchst Home
          Vid #06                 71:56     1992  Zane Ent.          25-Nov-94
------------------------------------------------------------------------------
1886     Amer's Rnchst Home
          Vid #07                 71:17     1991  Zane Ent.          24-Jan-95
------------------------------------------------------------------------------
1460     Amer's Rnchst Home
          Vid #09                 74:42     1989  Zane Ent.          25-Nov-94
------------------------------------------------------------------------------
1462     Amer's Rnchst Home
          Vid #10                 71:57     1992  Zane Ent.          25-Nov-94
------------------------------------------------------------------------------
1461     Amer's Rnchst Home
          Vid #11                 70:26     1991  Zane Ent.          25-Nov-94
------------------------------------------------------------------------------
1416     Amer's Rnchst Home
          Vid #13                 69:55     1992  Zane Ent.          25-Nov-94
------------------------------------------------------------------------------
1980     Amer's Rnchst Home
          Vid #19                 65:36     1992  Zane EnL           08-Feb-95
------------------------------------------------------------------------------
2114     Amer's Rnchst Home
          Vid #28                 68:25     1992  Zane Ent.          16-Feb-95
------------------------------------------------------------------------------
1896     Amer's Rnchst Home
          Vid #36                 74:29     1992  Zane Ent.          24-Jan-95
------------------------------------------------------------------------------
2115     Amer's Rnchst Home
          Vid #47                 63:15     1992  Zane Ent.          16-Feb-95
------------------------------------------------------------------------------
2116     Amer's Rnchst Home
          Vid #48                 65:40     1992  Zane Ent.          16-Feb-95
------------------------------------------------------------------------------
2105     Amer's Rnchst Home
          Vid #50                 69:55     1993  Zane Ent.          16-Feb-95
------------------------------------------------------------------------------
2204     Amer's Rnchst Home
          Vid #51                 73:11     1993  Zane Ent.          28-Apr-95
------------------------------------------------------------------------------
2113     Amer's Rnchst Home
          Vid #55                 72:31     1990  Zane Ent.          16-Feb-95
------------------------------------------------------------------------------
1982     Amer's Rnchst Home
          Vid #61                 83:02     1994  Zane Ent.          08-Feb-95
------------------------------------------------------------------------------
1977     Amer's Rnchst Home
          Vid #62                 79:23     1993  Zane Ent.          08-Feb-95
------------------------------------------------------------------------------
1979     Amer's Rnchst Home
          Vid #74                 80:16     1993  Zane Ent.          08-Feb-95
------------------------------------------------------------------------------
1978     Amer's Rnchst Home
          Vid #75                 81:41     1993  Zane Ent.          08-Feb-95
------------------------------------------------------------------------------
1417     Amer's Rnchst Home
          Vid 12                  70:26
------------------------------------------------------------------------------
1981     Amer's Rnchst Home
          Vid 34                  79:55     1992
------------------------------------------------------------------------------
2713     America's Home Video's
          #30 - Uptown            72:07     1992  EVN                02-Nov-95
------------------------------------------------------------------------------
4565     America's Most Wanted    85:28     1991  Hollywood Video    23-Aug-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4293     American Beauty #01      74:23     1994                     26-Jul-96
------------------------------------------------------------------------------
4297     American Beauty #02      71:26                              26-Jul-96
------------------------------------------------------------------------------
0913     American Built           66:26     1992  Legends Video      25-Aug-94
------------------------------------------------------------------------------
2697     American Home Video -
          Triple Play #6          85:54     1994  Odyssey            02-Nov-95
------------------------------------------------------------------------------
2695     American Home Video -
          Triple Play #6          85:50     1994  Odyssey            02-Nov-95
------------------------------------------------------------------------------
2691     American Home Video -
          Triple Play #7          84:10     1994  Odyssey            31-Oct-95
------------------------------------------------------------------------------
2698     American Home Video -
          Triple Play 65          85:14     1994  Odyssey            02-Nov-95
------------------------------------------------------------------------------
2692     American Home Video -
          Triple Play 70          83:36     1994  Odyssey            02-Nov-95
------------------------------------------------------------------------------
6629     American Swinger Video
          Magazine #0            116:29           CED/Zane Ent       17-Jul-97
------------------------------------------------------------------------------
6528     Amici per II ... Sesso
          Anale                   77:20           N/A                01-May-97
------------------------------------------------------------------------------
2341     Amorous Amateurs #02     80:58     1992  Pearl Necklace V   04-Jul-95
------------------------------------------------------------------------------
2339     Amorous Amateurs #10    104:38     1992  Pearl Necklace V   27-Jun-95
------------------------------------------------------------------------------
2428     Amorous Amateurs #13     99:39     1992  Pearl Necklace V   02-Aug-95
------------------------------------------------------------------------------
1109     Amorous Amateurs #33    112:32     1994  Pearl Necklace V   09-Sep-94
------------------------------------------------------------------------------
1107     Amorous Amateurs #34    106:57     1994  Pearl Necklace V   09-Sep-94
------------------------------------------------------------------------------
1108     Amorous Amateurs #35    105:47     1994  Pearl Necklace V   09-Sep-94
------------------------------------------------------------------------------
1533     Amorous Amateurs #36    106:59           Pearl Necklace V   28-Nov-94
------------------------------------------------------------------------------
4526     An Innocent Woman        65:20                              01-Aug-96
------------------------------------------------------------------------------
1008     An Innocent Woman        65:16
------------------------------------------------------------------------------
1343     An Unnaturel Act #01     79:52           Dreamland Ent.     31-Oct-94
------------------------------------------------------------------------------
1342     An Unnaturel Act #02     71:27     0     Dreamland Ent.     31-Oct-94
------------------------------------------------------------------------------
1780     Anal 0rgasm              72:31     1992  Dragon             24-Jan-95
------------------------------------------------------------------------------
4769     Anal 247                 74:10     1995  Coast To Coast     24-Sep-96
------------------------------------------------------------------------------
3244     Anal Addiction           76:30     1990  Valentine          06-May-96
------------------------------------------------------------------------------
2108     Anal Addiction #02       84:11     1990  Valentine          16-Feb-95
------------------------------------------------------------------------------
2153     Anal Addiction #02       84:17     1991  Valentine          29-Mar-95
------------------------------------------------------------------------------
2347     Anal Addicts             75:30     1995  Kiny World Prod    27-Jun-95
------------------------------------------------------------------------------
3243     Anal Adventures          74:26     1992  Mitch Spinelli     06-May-96
------------------------------------------------------------------------------
2247     Anal Al's Adventures    103:47     1995  Pleasure Produc    01-May-95
------------------------------------------------------------------------------
4600     Anal Alien               77:06     1994  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
2826     Anal Analysis            66:13     1992  Heatwave Entert    29-Nov-95
------------------------------------------------------------------------------
1628     Anal Angel               71:36
------------------------------------------------------------------------------
0165     Anal Annie And The Men
          In Her Life            106:00           Lipstick Video
------------------------------------------------------------------------------
2802     Anal Asians #02          86:39     1994  Intropics          29-Nov-95
------------------------------------------------------------------------------
4659     Anal Attitude            73:26     1992  Hollywood Video    30-Aug-96
------------------------------------------------------------------------------
3211     Anal Bad Girls           72:52     1994  Rosebud prod.      13-Mar-96
------------------------------------------------------------------------------
4428     Anal Blues               92:14     1994                     25-Jul-96
------------------------------------------------------------------------------
2128     Anal Boom                77:05        0  Movie Star         10-Mar-95
------------------------------------------------------------------------------
3485     Anal Brunettes          111:28           Odyssey Group      24-May-96
------------------------------------------------------------------------------
1619     Anal Bunny               78:32           Movie Star         09-Dec-94
------------------------------------------------------------------------------
4295     Anal Carnival -D4283     72:58     1991                     26-Jul-96
------------------------------------------------------------------------------
1396     Anal Carnival -D4295     00:00                              17-Nov-94
------------------------------------------------------------------------------
4283     Anal Chiropractor*D3158  80:47     1995                     26-Jul-96
------------------------------------------------------------------------------
3158     Anal Chiropractor*D4283  80:47     1995  Cinderella         04-Mar-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4286     Anal Climax              72:51     1991                     26-Jul-96
------------------------------------------------------------------------------
4287     Anal Climax #02          75:15     1991                     26-Jul-96
------------------------------------------------------------------------------
1447     Anal Climax #03          75:45     1991  Rose Bud           11-Aug-95
------------------------------------------------------------------------------
3693     Anal Coed                76:05     1994                     26-Jul-96
------------------------------------------------------------------------------
3692     Anal Crack Master        71:12                              26-Jul-96
------------------------------------------------------------------------------
3696     Anal Cubes of
          Chinatown #01           77:33     1992                     26-Jul-96
------------------------------------------------------------------------------
3695     Anal Cuties of
          Chinatown #02           77:11     1992                     24-Jul-96
------------------------------------------------------------------------------
3694     Anal Cuties of
          Chinatown #03           71:11     1992                     26-Jul-96
------------------------------------------------------------------------------
0722     Anal Dawn                72:17     1991  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
3699     Anal Delights #01        77:01                              26-Jul-96
------------------------------------------------------------------------------
3698     Anal Delights #02        75:20     1993                     26-Jul-96
------------------------------------------------------------------------------
3697     Anal Delights #03        72:33                              26-Jul-96
------------------------------------------------------------------------------
3691     Anal Delinquent #01      75:19     1994                     26-Jul-96
------------------------------------------------------------------------------
3690     Anal Delinquent #02      72:43                              26-Jul-96
------------------------------------------------------------------------------
3676     Anal Distraction         82:02     1993                     26-Jul-96
------------------------------------------------------------------------------
3689     Anal Ecstasy             71:58                              26-Jul-96
------------------------------------------------------------------------------
2611     Anal Europe #08          74:02     1993  Las Vegas Video    08-Sep-95
------------------------------------------------------------------------------
5265     Anal Explosions #01      83:10     1996  Nitro              08-Jan-97
------------------------------------------------------------------------------
6242     Anal Explosions #2       76:04     1996  Nitro Prod.        03-Mar-97
------------------------------------------------------------------------------
0744     Anal Extacy Girls        87:07     1993  Rosebud Prod.      01-Jun-94
------------------------------------------------------------------------------
4949     Anal Factory #04 -
------------------------------------------------------------------------------
          Anal Nitrate            79:59     1995  Plush Ent.         05-Nov-96
------------------------------------------------------------------------------
4948     Anal Factory #05 -
          In Through The Out      71:49     1995  Plush Ent.         05-Nov-96
------------------------------------------------------------------------------
4950     Anal Factory #06 -
          Anal Pool Party         80:28     1995  Plush Ent.         05-Nov-96
------------------------------------------------------------------------------
3611     Anal Fever               86:02     1991                     02-Jul-96
------------------------------------------------------------------------------
2370     Anal Freaks              78:34     1994  Kinky World Prod   27-Jun-95
------------------------------------------------------------------------------
3181     Anal Fugitive            80:00     1995  Pepper Prod.       04-Mar-96
------------------------------------------------------------------------------
3674     Anal Fury                76:20     1991                     26-Jul-96
------------------------------------------------------------------------------
2782     Anal Gang Bang #03       66:45     1995  FHV/Sunshine       29-Nov-95
------------------------------------------------------------------------------
3628     Anal Generation          71:48                              02-Jul-96
------------------------------------------------------------------------------
2938     Anal Heartbreakers       77:50
------------------------------------------------------------------------------
1927     Anal Heat                73:05     1991  Zane Ent.          16-Feb-95
------------------------------------------------------------------------------
3679     Anal Hounds and Bitches  72:18     1994                     26-Jul-96
------------------------------------------------------------------------------
4712     Anal House Party         79:35     1993  In-X-Cess Prod     05-Sep-96
------------------------------------------------------------------------------
3678     Anal Idol                72:30     1994                     26-Jul-96
------------------------------------------------------------------------------
3681     Anal Illusions           67:38     1991                     26-Jul-96
------------------------------------------------------------------------------
3684     Anal Inferno             70:42     1992                     26-Jul-96
------------------------------------------------------------------------------
4480     Anal Innocence           80:55     1991                     01-Aug-96
------------------------------------------------------------------------------
3685     Anal Innocence #02       71:29     1994                     31-Dec-95
------------------------------------------------------------------------------
1122     Anal Intruder #01        82:34     1989  Coast To Coast     28-Oct-94
------------------------------------------------------------------------------
4599     Anal Intruder #02        68:04           Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
4601     Anal Intruder #03        72:42     1989  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
4694     Anal Intruder #04        82:37     1989  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
1972     Anal Intruder #05        84:14           Coast To Coast     08-Feb-95
------------------------------------------------------------------------------
4580     Anal Intruder #09        83:36     1995                     23-Aug-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4606     Anal Intruder #10        75:46     1995  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
1396     Anal Intruder 8**CPPA    79:32     1994
------------------------------------------------------------------------------
3680     Anal Invader             82:04     1995                     26-Jul-96
------------------------------------------------------------------------------
3683     Anal Kittens             71:37                              26-Jul-96
------------------------------------------------------------------------------
2035     Anal Knights Of
           Hollywood              83:20     1993  Fantastic
------------------------------------------------------------------------------
3682     Anal Lover #01           73:34     1992                     26-Jul-96
------------------------------------------------------------------------------
3686     Anal Lover 2~CPPA        71:50     1994
------------------------------------------------------------------------------
4425     Anal Madness             84:13     1992                     25-Jul-96
------------------------------------------------------------------------------
XXX      Anal Malle Exposed           0
------------------------------------------------------------------------------
2836     Anal Maniacs #01 - Off
           To Hollywood           75:05     1994  Zane Ent. 02-Nov-95
------------------------------------------------------------------------------
2853     Anal Maniacs #02
           (Quebec Version)       75:47     1995  Wicked Pictures     03-Jan-96
------------------------------------------------------------------------------
3233     Anal Maniacs #03         80:04     1995  Western Visuals     23-Apr-96
------------------------------------------------------------------------------
6015C    Anal Misconduct          00:00           Video
------------------------------------------------------------------------------
2141     Anal Mystique            83:30     1994  Emerald City        10-Mar-95
------------------------------------------------------------------------------
2032     Anal Nation #02          72:57     1991  Coast To Coast      08-Feb-95
------------------------------------------------------------------------------
2154     Anal Orgy                71:50     1992  Dragon              29-Mar-95
------------------------------------------------------------------------------
3673     Anal Oriental Sorority  109:12     1994                      26-Jul-96
------------------------------------------------------------------------------
2184     Anal Persuasion          82:47     1994  Executive           28-Apr-95
------------------------------------------------------------------------------
2181     Anal Planet              83:12     1994  Coast To Coast      31-Mar-95
------------------------------------------------------------------------------
3675     Anal Poker               87:41     1993                      26-Jul-96
------------------------------------------------------------------------------
3665     Anal Rampage #01         80:04     1992                      26-Jul-96
------------------------------------------------------------------------------
3666     Anal Rampage #02         70:52     1992                      26-Jul-96
------------------------------------------------------------------------------
5225     Anal Receivers           00:00           Masked Pictures
------------------------------------------------------------------------------
1889     Anal Rescue 811          77:15     1992                      05-Jan-95
------------------------------------------------------------------------------
3663     Anal Revolution          73:36     1991                      26-Jul-96
------------------------------------------------------------------------------
2682     Anal Romance             78:32     1993  Las Vegas Video     18-Oct-95
------------------------------------------------------------------------------
3664     Anal Rookies             78:21     1992                      26-Jul-96
------------------------------------------------------------------------------
3661     Anal Savage #01          71:38     1994                      26-Jul-96
------------------------------------------------------------------------------
3662     Anal Savage #02          72:54                               16-Jul-96
------------------------------------------------------------------------------
1970     Anal Scream             118:24     1993  Pleasure Prod.      02-Mar-95
------------------------------------------------------------------------------
4409     Anal Seige               74:29     1993                      26-Jul-96
------------------------------------------------------------------------------
3659     Anal Senorita            71:55     1995                      16-Jul-96
------------------------------------------------------------------------------
3660     Anal Sensations          77:34     1993                      26-Jul-96
------------------------------------------------------------------------------
4785     Anal Sexual Silence      87:55     1993  In-X-Cess Produc    17-Oct-96
------------------------------------------------------------------------------
4479     Anal Sluts & Sweethearts 77:22     1992                      01-Aug-96
------------------------------------------------------------------------------
1401     Anal Sluts And
           Sweethearts            77:43     1992
------------------------------------------------------------------------------
3658     Anal Sluts and
           Sweethearts #02        78:26     1992                      26-Jul-96
------------------------------------------------------------------------------
3667     Anal Squeeze             73:39     1993                      16-Jul-96
------------------------------------------------------------------------------
4478     Anal Starlets -d1408     96:24     1991                      01-Aug-96
------------------------------------------------------------------------------
1408     Anal Starlets --d4478    72:09           Rosebuds            25-Nov-94
------------------------------------------------------------------------------
3656     Anal Taboo               72:09     1992                      26-Jul-96
------------------------------------------------------------------------------
3668     Anal Takeover #01        93:24     1993                      26-Jul-96
------------------------------------------------------------------------------
2285     Anal Therapy             77:03     1992  Fat Dog             02-Jun-95
------------------------------------------------------------------------------
3655     Anal Thrills             71:12     1992                      26-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3649     Anal Thunder #01         74:24                               26-Jul-96
------------------------------------------------------------------------------
3654     Anal Thunder #02         71:25     1994                      26-Jul-96
------------------------------------------------------------------------------
3507     Anal Town USA #03
           **Don't Schedule       83:57     1995  Nitro               25-Sep-96
------------------------------------------------------------------------------
4361     Anal Town USA #04
           **Don't Schedule       78:19     1995  Nitro               26-Jul-96
------------------------------------------------------------------------------
3530     Anal Town USA #05 **CPPA 79:47     1995  Nitro               24-Sep-96
------------------------------------------------------------------------------
3509     Anal Town USA #06**CPPA  81:11     1995  Nitro               25-Sep-96
------------------------------------------------------------------------------
3535     Anal Town USA #07
           **Don't Schedule       79:44     1996  Nitro               24-Sep-96
------------------------------------------------------------------------------
3534     Anal Town USA #08
           **Don't Schedule       78:52     1996  Nitro               24-Sep-96
------------------------------------------------------------------------------
3511     Anal Town USA #09
           **Don't Schedule       79:38     1996  Nitro               25-Sep-96
------------------------------------------------------------------------------
3532     Anal Town USA #10
           **Don't Schedule       77:22     1996  Nitro               24-Sep-96
------------------------------------------------------------------------------
3647     Anal Town USA #11
           **Don't Schedule       76:57     1996  Nitro               26-Jul-96
------------------------------------------------------------------------------
3508     Anal Town USA #11**CPPA  78:56     1996  Nitro               25-Sep-96
------------------------------------------------------------------------------
3510     Anal Town USA #12 **CPPA 76:24           Nitro               24-Sep-96
------------------------------------------------------------------------------
3648     Anal Town USA #12
           **Don't Schedule       77:10     1996  Nitro               26-Jul-96
------------------------------------------------------------------------------
1995     Anal Twins               83:59     1992  Coast To Coast      08-Feb-95
------------------------------------------------------------------------------
4486     Anal Urge                83:15     1993                      01-Aug-96
------------------------------------------------------------------------------
6577     Anal Virgins             94:38     1996  Plush Ent./New S    05-Jun-97
------------------------------------------------------------------------------
6626     Anal Virgins #02         86:11     1996  Plush Ent./New S    17-Jul-97
------------------------------------------------------------------------------
6625     Anal Virgins #03         87:38     1996  Plush Ent./New S    17-Jul-97
------------------------------------------------------------------------------
1404     Anal Virgins Of America
           #01                    77:07     1993  Forbidden           25-Nov-94
------------------------------------------------------------------------------
1887     Anal Virgins Of America
           #03                    83:03     1993  Valintine/Forbidd   24-Jan-95
------------------------------------------------------------------------------
3245     Anal Virgins Of America
           #04                    82:04     1993  Forbidden Films     06-May-96
------------------------------------------------------------------------------
3239     Anal Virgins Of America
           #05                    80:14     1993  Forbidden Films     06-May-96
------------------------------------------------------------------------------
1892     Anal Virgins Of America
           4                      82:04     1993
------------------------------------------------------------------------------
3657     Anal Vision #03          81:58     1992                      26-Jul-96
------------------------------------------------------------------------------
3652     Anal Vision #09          78:51     1993                      26-Jul-96
------------------------------------------------------------------------------
3650     Anal Vision #18          81:44     1993                      26-Jul-96
------------------------------------------------------------------------------
3651     Anal Vision #23          58:47     1994                      26-Jul-96
------------------------------------------------------------------------------
5028     Anal Witness            106:56           Henri Pachard Pr    08-Jan-97
------------------------------------------------------------------------------
1183     Anal Woman #02           76:20                               08-Aug-94
------------------------------------------------------------------------------
2252     Anal Woman #03           79:59     1995  Pleasure Produc     01-May-95
------------------------------------------------------------------------------
2385     Analation                77:45     1990  n                   20-Jun-95
------------------------------------------------------------------------------
2376     Analita Campagnola
           (Sexy Country Gir      76:47     1994  Tibbins Internati   27-Jun-95
------------------------------------------------------------------------------
2253     Anals Of History #02     72:27     1992  Midnight Vid.       02-Jun-95
------------------------------------------------------------------------------
2277     Anaux d'Amour Baise au
           Telephone              80:01           Magma               31-Mar-95
------------------------------------------------------------------------------
2917     Angel Baby               79:25     1995  Sin City            04-Jan-96
------------------------------------------------------------------------------
3572     Angel Gets Even          74:03        0  Fantazy Ent         17-Jul-96
------------------------------------------------------------------------------
3640     Angel Hard               88:10     1996  Ona Zee             03-Jul-96
------------------------------------------------------------------------------
3589     Angel Kelly Raw          76:36           Fantazy Ent         25-Jul-96
------------------------------------------------------------------------------
3109     Angel Of The Night       82:28     1989  Intropics Video     14-Feb-96
------------------------------------------------------------------------------
1923     Angel Rising             71:56     1988  Intropics           23-Feb-95
------------------------------------------------------------------------------
2292     Angel's Got To Have It   68:14           Cinderella          24-May-95
------------------------------------------------------------------------------
4509     Angela Baron's Final
           Farewell               84:17     1989                      01-Aug-96
------------------------------------------------------------------------------
3599     Angela Takes A Dare      79:12     1988  Fantazy Ent         17-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1579     Angelina - Garages A
           Bites                  81:02     1992  Eurnpix             18-Nov-94
------------------------------------------------------------------------------
3531     Angels In Flight         80:27     1995  Nitro               24-Sep-96
------------------------------------------------------------------------------
2162     Angels Of Mercy          86:45     1985  Hollywood Video     29-Mar-95
------------------------------------------------------------------------------
5158C    Angels With Sticky Faces 00:00           East River Film W
------------------------------------------------------------------------------
6724     Anna Malle's Wild Life
           #01                    86:54
------------------------------------------------------------------------------
3643     Anniversary              87:24     1992                      26-Jul-96
------------------------------------------------------------------------------
3700     Annunci A.A.A.           89:56     1994                      23-Aug-96
------------------------------------------------------------------------------
1075     Another Rear View        75:12     1991  Legend Video        20-Oct-94
------------------------------------------------------------------------------
1450     Another Secret           77:49           Soho Video          03-Jan-95
------------------------------------------------------------------------------
3271     Anthony Spinelli's
           Ecstasy                72:28     1986  Plum Prod.          07-May-96
------------------------------------------------------------------------------
4598     Anus Family              89:33     1991  Coast To Coast      30-Aug-96
------------------------------------------------------------------------------
1000     Anus The Menace          78:55     1993  Coast To Coast      12-Sep-94
------------------------------------------------------------------------------
4522     Any Port in The Storm    86:37     1991                      01-Aug-96
------------------------------------------------------------------------------
4539     Anything Goes           105:24     1996  Outlaw              23-Aug-96
------------------------------------------------------------------------------
4651     April Rayne Is Wild &
         Wicked                   79:06           CDI/Video Team      30-Aug-96
------------------------------------------------------------------------------
2536     Arabian Nights          107:26     1994  Wicked Pictures     30-Aug-95
------------------------------------------------------------------------------
3127     Ariana's Dirty Dancers  138:21     1995  4 Play Prod.        04-Mar-96
------------------------------------------------------------------------------
3129     Ariana's Dirty Dancers
           #01                   138:23     1994  4 Play Prod.        04-Mar-96
------------------------------------------------------------------------------
3124     Ariana's Dirty Dancers
           #03                   138:08     1995  4 Play Prod.        04-Mar-96
------------------------------------------------------------------------------
3204     Ariana's Dirty Dancers
           #04                   140:19     1992  4 Play Prod.        19-Apr-96
------------------------------------------------------------------------------
3198     Ariana's Dirty Dancers
           #05                   138:09     1995  Ed Powers           09-Apr-96
------------------------------------------------------------------------------
3201     Ariana's Dirty Dancers
           #06                   138:59     1995  Ed Powers           19-Apr-96
------------------------------------------------------------------------------
6280     Arizona Gold             73:31     1996  Klimaxxx Prod.      04-Apr-97
------------------------------------------------------------------------------
1949     Art Of Sex               77:35     1993  Fat Dog             23-Feb-95
------------------------------------------------------------------------------
3135     As Time Goes Bi**Damaged 80:00     1993                      28-Feb-96
------------------------------------------------------------------------------
1346     Ascent Of A Woman        84:52     1993  Dreamland Ent.      31-Oct-94
------------------------------------------------------------------------------
XXX      Asia                         0
------------------------------------------------------------------------------
6174     Asia Volume #04          83:36        0                      03-Sep-97
------------------------------------------------------------------------------
1973     Asian Appetite           76:16     1993  Hollywood Video     23-Sep-94
------------------------------------------------------------------------------
4465     Asian Beauties           73:22     1993  EVN (CDI)           25-Jul-96
------------------------------------------------------------------------------
4805     Asian Debutantes #01     63:00     1996  In-X-Cess Prod      20-Sep-96
------------------------------------------------------------------------------
4702     Asian Debutantes #02     63:04     1995  In-X-Cess Prod      05-Sep-96
------------------------------------------------------------------------------
4804     Asian Debutantes #03     59:43     1996  In-X-Cess Prod      20-Sep-96
------------------------------------------------------------------------------
6550     Asian Debutantes #07     89:41     1997  In-X-Cess Prod      26-May-97
------------------------------------------------------------------------------
6549     Asian Debutantes #08     82:55     1997  In-X-Cess Prod      26-May-97
------------------------------------------------------------------------------
6548     Asian Debutantes #09     86:43     1997  In-X-Cess Prod      26-May-97
------------------------------------------------------------------------------
6556     Asian Debutantes #10     87:43     1997  In-X-Cess Prod      02-Jun-97
------------------------------------------------------------------------------
4540     Asian Exotica            70:38     1995  EVN (CDI)           09-Aug-96
------------------------------------------------------------------------------
4362     Asian Fantasies          72:16     1995  EVN (CDI)           26-Jul-96
------------------------------------------------------------------------------
6215     Asian Games              86:51     1995  Western Visuals     01-Mar-97
------------------------------------------------------------------------------
3653     Asian Heat #01           73:50     1993                      16-Jul-96
------------------------------------------------------------------------------
3642     Asian Heat #02           72:31     1993                      18-Jul-96
------------------------------------------------------------------------------
3644     Asian Heat #03           73:55     1993                      16-Jul-96
------------------------------------------------------------------------------
3671     Asian Heat #04           83:30     1993                      18-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3672     Asian Heat #05           82:23     1995                     16-Jul-96
------------------------------------------------------------------------------
XXX      Asian Invasian 0
------------------------------------------------------------------------------
XXX      Asian Invasion 0
------------------------------------------------------------------------------
4299     Asian Passion            66:44           EVN (CDI)          17-Jul-96
------------------------------------------------------------------------------
1638     Asian Persuasion         90:48     1993  Western Visuals    20-Dec-94
------------------------------------------------------------------------------
4364     Asian Vacation           66:38     1993                     26-Jul-96
------------------------------------------------------------------------------
4358     Asians on the Make       69:08     1996  EVN (CDI)          26-Jul-96
------------------------------------------------------------------------------
6659     Ass Busters Incorporated 80:30     1995  Blue Coyote Pict   28-Aug-97
------------------------------------------------------------------------------
2827     Ass Capades              66:25     1992  Heatwave Entert    29-Nov-95
------------------------------------------------------------------------------
2936     Ass Freaks               73:50     1995  Rosebud Prod.      03-Jan-96
------------------------------------------------------------------------------
3670     Ass Kisser- "A Love
           Story"                 79:14     1995                     16-Jul-96
------------------------------------------------------------------------------
4974     Ass Lovers Special       88:06     1995  Plush Ent.         13-Nov-96
------------------------------------------------------------------------------
0851     Assinine                 72:00        0  Hole In One        14-Aug-94
------------------------------------------------------------------------------
3362     Assmania #02             86:50     1995  Moonlight          30-May-96
------------------------------------------------------------------------------
XXX      Asspiring Actresses          0
------------------------------------------------------------------------------
3212     Assy Sassy #02           72:28     1994  Rosebud prod.      13-Mar-96
------------------------------------------------------------------------------
1581     Ateliers Hard            71:02     1993  Fanta-Z            18-Nov-94
------------------------------------------------------------------------------
3165     Attic Toys               76:10     1995  Eroyic Angel/ Mid  25-Mar-96
------------------------------------------------------------------------------
6509     Authentic Bi & Beyond #6 78:28     1995  Fat Dog            15-May-97
------------------------------------------------------------------------------
2152     Auto Erotica #02         71:01           Valentine          10-Mar-95
------------------------------------------------------------------------------
6572     Aux Frontieres du Rectum 69:15     1996  M.S.T/Turbo Film   02-Jun-97
------------------------------------------------------------------------------
0853     Avenging Angel #01       76:08           Coast To Coast     06-May-94
------------------------------------------------------------------------------
3071     Avventura In Discoteca  125:05           Midnight Prod.     31-Jan-96
------------------------------------------------------------------------------
3714     Babe Patrol              75:43     1994                     27-Jul-96
------------------------------------------------------------------------------
4524     Babe Watch #01           91:42     1994                     01-Aug-96
------------------------------------------------------------------------------
3712     Babe Watch #02           87:45     1994                     27-Jul-96
------------------------------------------------------------------------------
4827     Babe Watch #03           72:48     1995  Sin City           20-Sep-96
------------------------------------------------------------------------------
6246     Babe Wire               114:08     1996  Heatwave           04-Apr-97
------------------------------------------------------------------------------
1118     Babes                    71:17     1993  Cinderella         23-Sep-94
------------------------------------------------------------------------------
2927     Babydoll                 75:00     1994  Sin City           03-Jan-96
------------------------------------------------------------------------------
4736     Babylon 2000             72:29     1994  Fantazy Ent        05-Sep-96
------------------------------------------------------------------------------
1901     Back Alley #02          102:45     1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1712     Back Alley #06          112:54     1991  Western Visuals    20-Dec-94
------------------------------------------------------------------------------
1900     BackAlley #07           118:10     1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
2102     Back Alley #08          106:39     1991  Western Visuals    31-Jan-95
------------------------------------------------------------------------------
1757     Back Alley #10          110:36     1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
2099     Back Alley #20          104:58     1992  Western Visuals    31-Jan-95
------------------------------------------------------------------------------
1934     Back Burners - Their
           Hottest Anal Sce       89:41     1992  Video Team         05-Sep-95
------------------------------------------------------------------------------
4300     Back Door Asians         65:40     1995  EVN (CDI)          17-Jul-96
------------------------------------------------------------------------------
3596     Back East Babes #01      85:47     1994  Nitro              25-Jul-96
------------------------------------------------------------------------------
3597     Back East Babes #02      77:56        0  Nitro              25-Jul-96
------------------------------------------------------------------------------
5222     Back East Babes #03      83:00     1996  Nitro              03-Jan-97
------------------------------------------------------------------------------
3594     Back on Top              75:54     1989  Fantasy Home Vi    25-Jul-96
------------------------------------------------------------------------------
5202     Back Rent                83:26     1995  Masked Pictures    28-Jan-97
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4729     Back To Class            74:40     1984
------------------------------------------------------------------------------
6154     Backdoor Black           00:00
------------------------------------------------------------------------------
6051     Backdoor Blacks #02      87:42     1993  Western Visuals    28-Jan-97
------------------------------------------------------------------------------
2878     Backdoor To Budapest     66:47     1993  Heatwave           03-Jan-96
------------------------------------------------------------------------------
1957     Backdoor To Hollywood    79:53     1986  CB Prod.           10-Aug-95
------------------------------------------------------------------------------
1264     Backdoor To Hollywood
           #03                    90:05     1989  Cinderella         05-Nov-94
------------------------------------------------------------------------------
1321     Backdoor To Hollywood
           #04                    74:00     1989  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1278     Backdoor To Hollywood
           #05                    88:56           Cinderella         05-Nov-94
------------------------------------------------------------------------------
1279     Backdoor To Hollywood
           #06                    74:55           Cinderella         05-Nov-94
------------------------------------------------------------------------------
1280     Backdoor To Hollywood
           #07                    80:24     1989  Cinderella         05-Nov-94
------------------------------------------------------------------------------
1320     Backdoor To Hollywood
           #08                    88:37     1989  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1322     Backdoor To Hollywood
           #10                    73:50     1990  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1323     Backdoor To Hollywood
           #11                    72:30           Cinderella         17-Nov-94
------------------------------------------------------------------------------
1324     Backdoor To Hollywood
           #12                    82:59     1990  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1325     Backdoor To Hollywood
           #13                    71:00           Cinderella         17-Nov-94
------------------------------------------------------------------------------
3256     Backdoor To Paradise     90:11     1985  Pleasure Produc    23-May-96
------------------------------------------------------------------------------
0087     Backin' In               92:48     1993  Western Visuals    14-Jun-94
------------------------------------------------------------------------------
5238     Backing In #05           00:00
------------------------------------------------------------------------------
5237     Backing In #06           00:00
------------------------------------------------------------------------------
6058     Backing In #07           00:00
------------------------------------------------------------------------------
6059     Backing In #07               0           Western Visuals
------------------------------------------------------------------------------
0088     Backing In 2                 0
------------------------------------------------------------------------------
3713     Backside Out #02         87:49     1992                     27-Jul-96
------------------------------------------------------------------------------
1912     Backside To The
           Future**incest         87:03     1993
------------------------------------------------------------------------------
3297     Backstage                82:19           Cinderella         01-May-96
------------------------------------------------------------------------------
1953     Backway Inn #02          74:00     1992  Fat Dog            23-Feb-95
------------------------------------------------------------------------------
6511     Backway Inn #05          85:16     1995  Fat Dog            28-Apr-97
------------------------------------------------------------------------------
0858     Bad Attitude             70:03     1991  Cinderella         01-Aug-94
------------------------------------------------------------------------------
4758     Bad Break                82:16     1991  CDI/Video Team     24-Sep-96
------------------------------------------------------------------------------
0301     Bad Girls                84:00
------------------------------------------------------------------------------
2451     Bad Girls #02            81:51     1983
------------------------------------------------------------------------------
1625     Bad Girls #03            86:10     1990  Plum Prod./Night   23-Sep-94
------------------------------------------------------------------------------
1626     Bad Girls #04            76:45     1987  Plum Prod./Night   23-Sep-94
------------------------------------------------------------------------------
2557     Bad Girls #04           104:37     1986  Gourmet Video      16-Oct-95
------------------------------------------------------------------------------
1602     Bad Girls 2 -
           Stripsearch            71:48     1989  Plum Prod.         23-Sep-94
------------------------------------------------------------------------------
0948     Bad Influence            72:18     1991  Cinderella         01-Aug-94
------------------------------------------------------------------------------
4645     Bad Mama Jama & The Fat
           Ladies Of T            89:36           CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
3718     Badlands #01             87:20     1994                     26-Jul-96
------------------------------------------------------------------------------
3717     Badlands #02             83:36     1994                     27-Jul-96
------------------------------------------------------------------------------
5240     Baise Paysanne           86:05           Turbo Film         08-Jan-97
------------------------------------------------------------------------------
4447     Bang City #05            65:58     1995  Sin City           25-Jul-96
------------------------------------------------------------------------------
1682     Bang-A-Thon             108:45           Western Visuals    11-Jan-95
------------------------------------------------------------------------------
5201     Bangin' the Boys Under
           the Hood               00:00           Sticky Video Pro
------------------------------------------------------------------------------
2192     Barbarella La Donna di
           Cuori                  68:10     1992                     27-Mar-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
0028     Barbi Unleashed         103:19
------------------------------------------------------------------------------
0028     Barbii Unleashed         84:17
------------------------------------------------------------------------------
3459     Bare Ass In The Park     79:56     1995  Pepper Prod.       23-May-96
------------------------------------------------------------------------------
0757     Barflies                 84:58     1990  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
3087     Barrio Babes - Homie
           Sweet Homie            78:58     1994  Sin City           02-Feb-96
------------------------------------------------------------------------------
4513     Bashful Blonde From
           Beautiful Bendov       93:46     1994                     01-Aug-96
------------------------------------------------------------------------------
3724     Bat Bitch #01            73:09     1990                     27-Jul-96
------------------------------------------------------------------------------
3723     Bat Bitch #02            72:01     1991                     27-Jul-96
------------------------------------------------------------------------------
0086     Battle Of The Stars      71:26     1985  Now Showing        14-Jun-94
------------------------------------------------------------------------------
0102     Battle Of The Ultra
           Milk Maids             87:45     1992  Filmco Releasing   01-Jun-94
------------------------------------------------------------------------------
0725     Bay City Hot Licks       66:30           Rosebud Prod.      01-Jun-94
------------------------------------------------------------------------------
0976     Bazooka County           73:00           Coast To Coast     07-Oct-94
------------------------------------------------------------------------------
0987     Bazooka County #03       76:27     1991  Coast To Coast     07-Oct-94
------------------------------------------------------------------------------
0968     Bazooka County #04       85:50     1992  Coast To Coast     14-Aug-94
------------------------------------------------------------------------------
0946     Bazooka County #05       70:29     1993  Savage/Coast To    14-Aug-94
------------------------------------------------------------------------------
1039     Bazooka County 2**Cppa   72:45     1989
------------------------------------------------------------------------------
2919     Beach Ball               78:34     1994  Sin City           03-Jan-96
------------------------------------------------------------------------------
3022     Beach Blondes            69:16     1994  Midnight           05-Feb-96
------------------------------------------------------------------------------
0934     Beauty And The Beach     70:00
------------------------------------------------------------------------------
0934     Beauty and the Beach     71:46           Teese Me Prod.     14-Sep-94
------------------------------------------------------------------------------
4832     Beaver & Buttface -
           'Porno Rules!'         71:21     1995  Sin City           20-Sep-96
------------------------------------------------------------------------------
1360     Beaver And Buttcheeks    81:47           Dreamland Ent.     31-Oct-94
------------------------------------------------------------------------------
3159     Because I Can            88:39     1995  Bella Pictures     15-May-96
------------------------------------------------------------------------------
6640     Because I Can, Too       90:00
------------------------------------------------------------------------------
2604     Bedazzled                82:04     1993  Odyssey Group      08-Sep-95
------------------------------------------------------------------------------
2981     Bedtime Stories          70:43     1986  Western Visuals    31-Jan-96
------------------------------------------------------------------------------
4334     Beeping Miss Buffy       64:03     1996  CDI                26-Jul-96
------------------------------------------------------------------------------
1597     Beetlejizm               82:52     1991                     11-Jan-95
------------------------------------------------------------------------------
6567     Begging for It           74:41     1996  CED/Poison Pictu   15-May-97
------------------------------------------------------------------------------
2819     Behind Blue Eyes         80:55     1986  Moonlight Ented    29-Nov-95
------------------------------------------------------------------------------
2830     Behind Blue Eyes #02     77:31     1988  Moonlight Ented    29-Nov-95
------------------------------------------------------------------------------
2680     Behind The Backdoor #05  75:11     1992  EUN                02-Nov-95
------------------------------------------------------------------------------
3721     Behind The Brown Door    71:33     1995                     16-Jul-96
------------------------------------------------------------------------------
3592     Behind the Scenes        83:19     1994  Fantazy Ent.       25-Jul-96
------------------------------------------------------------------------------
3103     Bella Monica             89:15     1994  Fiesta Direct      28-Feb-96
------------------------------------------------------------------------------
2892     Ben Dover And Barbie    107:07     1995  FHV/Sunshine       03-Jan-96
------------------------------------------------------------------------------
3711     Best Body in Town        74:58     1989                     27-Jul-96
------------------------------------------------------------------------------
0965     Best Butt ln The West   113:10     1995  Coast To Coast     14-Sep-94
------------------------------------------------------------------------------
4607     Best Butt ln The West 2  86:25     1995  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
2030     Best of Edward
           Penishands             90:38     1992 Video Team          02-Mar-95
------------------------------------------------------------------------------
0713     Best Of Kascha          119:15     1990 Cinderella          01-Jun-94
------------------------------------------------------------------------------
1520     Best Of Loose Ends #02   82:30          4 Play Prod.        28-Oct-94
------------------------------------------------------------------------------
4238     Best of Oriental Anal   120:38                              24-Jul-96
------------------------------------------------------------------------------
4836     Best Of Talk Dirty #01  117:32     1991 CDI/Dreamland       24-Sep-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4837     Best Of Talk Dirty #02  114:32     1992  CDI/Dreamland      24-Sep-96
------------------------------------------------------------------------------
3716     Best Of The Ass Masters
          *CPPA                   74:38
------------------------------------------------------------------------------
1019     Betrayal                 81:01     1992                     07-Oct-94
------------------------------------------------------------------------------
2432     Betrayal Of Innocence   111:30     1994  Coast To Coast     11-Aug-95
------------------------------------------------------------------------------
2418     Betrayal Of Innocence
          #03                     68:09     1994  Coast To Coast     18-Jul-95
------------------------------------------------------------------------------
0994     Between Her Thighs       64:43     1992  Cinderella         12-Sep-94
------------------------------------------------------------------------------
6240     Beverly Hills Bikini
          Company                110:10     1996  N/A                03-Mar-97
------------------------------------------------------------------------------
2886     Beverly Hills Seduction  76:44     1988  Western Visuals    03-Jan-96
------------------------------------------------------------------------------
3253     Beverly She-Billies      70:06     1994                     23-May-96
------------------------------------------------------------------------------
1645     Beyond Desire            72:44           Night Magic        20-Dec-94
------------------------------------------------------------------------------
0897     Beyond Innocence         70:37     1990  LBO Ent. Group     30-Aug-94
------------------------------------------------------------------------------
2466     Bi 'N' Large             84:30     1994  Bi-Line            30-Aug-95
------------------------------------------------------------------------------
2949     Bi-Bi Baby               76:02     1990  Cinderella         29-Nov-95
------------------------------------------------------------------------------
2670     Bi-Bi European Style     74:18     1991  Pleasure Produc    30-Oct-95
------------------------------------------------------------------------------
2764     Bi-Ways                  58:20     1990
------------------------------------------------------------------------------
2445     Bi And Beyond - The
          Ultimate Sexual U       74:58           Paul Norman Pro    18-Jul-95
------------------------------------------------------------------------------
3037     Bi And Byond #05 -
          Where No Man Has        84:05     1991  Paul Norman        31-Jan-96
------------------------------------------------------------------------------
3136     Bi Anonymous             89:00     1993                     28-Feb-96
------------------------------------------------------------------------------
3029     Bi Claudius              78:50     1994  Bi-Line            02-Feb-96
------------------------------------------------------------------------------
3035     Bi Dream Of Genie        76:56     1994  Bi-Line            02-Feb-96
------------------------------------------------------------------------------
3039     Bi George                79:22     1994  Bi-Line            02-Feb-96
------------------------------------------------------------------------------
3046     Bi Golly                 63:33     1993  Bi-Line            02-Feb-96
------------------------------------------------------------------------------
4953     Bi Laurie                88:58     1995  Digital Media      05-Nov-96
------------------------------------------------------------------------------
3030     Bi N' Large              0
------------------------------------------------------------------------------
3216     Bi Now, Pay Later        69:22     1995  Pleasure Prod.     13-Mar-96
------------------------------------------------------------------------------
3138     Bi On The 4th Of July    77:19     1994                     28-Feb-96
------------------------------------------------------------------------------
2852     Bi Swingers              80:23     1990
------------------------------------------------------------------------------
3137     Bi The Time You Get Back 89:08     1995                     28-Feb-96
------------------------------------------------------------------------------
2671     Bi-Dacious               72:39     1989  Pleasure Produc    30-Oct-95
------------------------------------------------------------------------------
4573     Bi-witched               81:10           CDI/Pepper         23-Aug-96
------------------------------------------------------------------------------
3715     Bianca Trump's Towers    74:19                              27-Jul-96
------------------------------------------------------------------------------
3401     Big Black & Beautiful
          Gang Bang               75:12     1995  Hollywood Video    19-Aug-97
------------------------------------------------------------------------------
2051     Big Boob Bonanza         70:50     1993  Video Team         18-Feb-95
------------------------------------------------------------------------------
2118     Big Boob Bonanza #02     79:14     1994  Video Team         02-Mar-95
------------------------------------------------------------------------------
4586     Big Bust Bangers         70:36     1994  Fantastic Picture  23-Aug-96
------------------------------------------------------------------------------
2715     Big Murray's #06        107:06     1993  Fat Dog            18-Oct-95
------------------------------------------------------------------------------
2424     Big Murray's #08 -
          Blondes Have More      109:20     1993  Fat Dog            02-Aug-95
------------------------------------------------------------------------------
2696     Big Murray's #11 -
          Willing And Able       107:42     1993  Fat Dog            18-Oct-95
------------------------------------------------------------------------------
2616     Big Murray's #12        109:06     1993  Fat Dog            08-Sep-95
------------------------------------------------------------------------------
2699     Big Murray's #18 -
          Crazed Cuties           83:56     1993  Fat Dog            18-Oct-95
------------------------------------------------------------------------------
2203     Big Murray's #19         67:30     1994
------------------------------------------------------------------------------
2336     Big Murray's #22 -
          Exotic Erotica"         96:13     1993  Fat Dog            01-May-95
------------------------------------------------------------------------------
2333     Big Murray's #24 -
          Age Before Beauty       76:45     1993  Fat Dog            01-May-95
------------------------------------------------------------------------------
2332     Big Murray's #25 -
          Age Before Beauty       74:05     1994  Fat Dog            01-May-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2202     Big Murray's #26 -
          Real Tits               70:43     1994  Fat Dog            01-May-95
------------------------------------------------------------------------------
2334     Big Murray's Nu-Cummers
          23 "Naught              73:55                              01-May-95
------------------------------------------------------------------------------
5356C    Big Orgy                 84:10           Vidco
------------------------------------------------------------------------------
5017     Big Pink                 91:51     1995  Sin City           19-Nov-96
------------------------------------------------------------------------------
4458     Big Thingiees            69:26     1996  Bella Pictures     25-Jul-96
------------------------------------------------------------------------------
3708     Big Tit Racket           85:13     1995                     26-Jul-96
------------------------------------------------------------------------------
3707     Big Town                 77:43     1993                     27-Jul-96
------------------------------------------------------------------------------
1066     Bigger                   69:10
------------------------------------------------------------------------------
0919     Biker Chicks ln Love     67:59           Legend Video       25-Aug-94
------------------------------------------------------------------------------
1112     Bikini Beach #01         82:14     1993  Coast To Coast     22-Oct-94
------------------------------------------------------------------------------
1113     Bikini Beach #02         78:06     1993  Coast To Coast     22-Oct-94
------------------------------------------------------------------------------
4693     Bikini Beach #03         76:28     1994  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
0939     Bikini City              70:13     1991  Coast To Coast
------------------------------------------------------------------------------
2870     Biloxi Babes             69:15     1988  Western Visuals    03-Jan-96
------------------------------------------------------------------------------
4922     Bimbet's Anal Land       85:20     1996  Tight Ends Produ   13-Nov-96
------------------------------------------------------------------------------
0138     Bimbo Bowlers From
          Boston                  85:48     1989  Zane Ent.          14-Jun-94
------------------------------------------------------------------------------
3207     Bimbo Bowlers From
          Buffalo                 88:00     1989  Zane Ent.          13-Mar-96
------------------------------------------------------------------------------
3546     Bimbo Cheerleaders
          From Outer Spac         79:21     1990  Fantazy Ent        07-Jul-96
------------------------------------------------------------------------------
1888     Bimbonese 101            77:25     1993                     05-Jan-95
------------------------------------------------------------------------------
4833     Biography - Buck Adams   69:28     1995  Sin City           20-Sep-96
------------------------------------------------------------------------------
2914     Biography: Rocco
          Siffredi - The Man a    75:47     1995  Sin City           03-Jan-96
------------------------------------------------------------------------------
6501     Biography: Asia Carrera  73:21     1996  Sin City           08-May-97
------------------------------------------------------------------------------
6489     Biography: Jeanna Fine   80:31     1996  Sin City           08-May-97
------------------------------------------------------------------------------
4783     Biography: Jon Dough     67:08     1996  Sin City           17-Oct-96
------------------------------------------------------------------------------
4747     Biography: Max Steiner   70:41     1995  Sin City           20-Sep-96
------------------------------------------------------------------------------
6565     Biography: Rocco
          Sifreddi #02            84:34     1996  Sin City           28-Apr-97
------------------------------------------------------------------------------
6500     Biography: Ron Jeremy    74:50     1996  Sin City           06-May-97
------------------------------------------------------------------------------
4795     Biography: Samantha
          Strong                  67:50     1995  Sin City           16-Oct-96
------------------------------------------------------------------------------
4790     Biography: Sulka         55:02     1981  Sin City           16-Oct-96
------------------------------------------------------------------------------
4745     Biography: Sunset Thomas 77:01     1995  Sin City           20-Sep-96
------------------------------------------------------------------------------
6491     Biography: Tabitha Cash  65:53     1996  Sin City           08-May-97
------------------------------------------------------------------------------
0163     Bionca On Fire           85:01     1984  Play Prod.         14-Jun-94
------------------------------------------------------------------------------
2639     Bisexuel                 81:15           Euro Vid.          30-Sep-95
------------------------------------------------------------------------------
2708     Bittes Expertes Pour
          Chattes A L'Essai       84:20     1991
------------------------------------------------------------------------------
4499     Bizar Studio #303        74:11     0                        01-Aug-96
------------------------------------------------------------------------------
4582     Bizarr Studio            74:13     0     EMP Video          23-Aug-96
------------------------------------------------------------------------------
4525     Black & Horny            84:33     1994                     01-Aug-96
------------------------------------------------------------------------------
4618     Black & White Revisited  76:11           CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
4688     Black Anal Memories      85:34     1994  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
1453     Black And Blue           83:30     1991  Soho Video         03-Jan-95
------------------------------------------------------------------------------
1163     Black And Born To
          Butt Fuck              113:22     1991  Zane Ent.          07-Sep-94
------------------------------------------------------------------------------
1193     Black And Gold           73:28           Ebony & Ivory      05-Nov-94
------------------------------------------------------------------------------
3706     Black and White          80:57     1992                     18-Jul-96
------------------------------------------------------------------------------
1810     Black And White In
          Living Colour           81:50     1992  Bad Girls          03-Jan-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2904     Black Ass Mastas -
          Darker And Deepe        70:42     1995  Sin City           03-Jan-96
------------------------------------------------------------------------------
2365     Black Beauty             83:20     1989  Ebony and Ivory    27-Jun-95
------------------------------------------------------------------------------
2005     Black Booty              82:16     1993  Zane Ent           01-Mar-95
------------------------------------------------------------------------------
1135     Black Buttman            70:28     1994  Coast To Coast     22-Oct-94
------------------------------------------------------------------------------
1393     Black Buttnicks          74:50           Coast To Coast     28-Oct-94
------------------------------------------------------------------------------
0761     Black By Popular Demand  69:05     1992  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
1508     Black Chicks In Heat
          #02                    109:43           Pepper Prod.       30-Jan-95
------------------------------------------------------------------------------
1256     Black Detail "Vienna"
          #01                     85:19     1994  Video Team         27-Oct-94
------------------------------------------------------------------------------
1841     Black Detail #02         78:34     1994  Video Team         20-Jan-95
------------------------------------------------------------------------------
0680     Black Dreams             83:02     1992  Ebony & Ivory Vi   14-Aug-94
------------------------------------------------------------------------------
0762     Black Encounters         74:05           Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
4590     Black Erotic Moments     82:19     1989                     23-Aug-96
------------------------------------------------------------------------------
1898     Black For More           86:18     1993  Zane Ent.          24-Jan-95
------------------------------------------------------------------------------
3291     Black Hole #05           95:18     1995  Cinderella         15-May-96
------------------------------------------------------------------------------
0763     Black In The Saddle      83:59     1990  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
6136     Black Label #03 -
          Facial Fantasies       115:20     1996  Ona Zee            10-Feb-97
------------------------------------------------------------------------------
6135     Black Label #04 -
          Busty Encounters       113:37     1996  Ona Zee/Glitz Vid  10-Feb-97
------------------------------------------------------------------------------
1267     Black Licorice           76:20           Fanta-Z            05-Nov-94
------------------------------------------------------------------------------
4725     Black Magic              75:25     1986  Dreamland Ent.     24-Sep-96
------------------------------------------------------------------------------
2551     Black Mamma Whamma       79:29     1992  Western Visuals    29-Sep-95
------------------------------------------------------------------------------
2315     Black Men, White Women   48:10     1994  Global             24-Apr-96
------------------------------------------------------------------------------
3217     Black Moon Rising        71:17     1987  Zane Ent.          25-Mar-96
------------------------------------------------------------------------------
0764     Black Obsession          73:25           Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
3454     Black On Black           73:18           Midnight Video     17-May-96
------------------------------------------------------------------------------
2628     Black On White #01       70:55     1991  Video Team         08-Sep-95
------------------------------------------------------------------------------
0048     Black On White #01       90:00
------------------------------------------------------------------------------
0049     Black On White Again 2   27:00
------------------------------------------------------------------------------
2212     Black Orchid            106:49     1993  Western Visuals    24-Apr-95
------------------------------------------------------------------------------
1507     Black Pepper #01        109:44           Pepper Prod.       04-Nov-94
------------------------------------------------------------------------------
1509     Black Pepper #02        111:24     1993  Pepper Prod.       04-Nov-94
------------------------------------------------------------------------------
1338     Black Satin Knights      75:15     1988  Dreamland Ent.     31-Oct-94
------------------------------------------------------------------------------
3017     Black Streets            69:35     1994  Legend             03-Jan-96
------------------------------------------------------------------------------
3705     Black Studs & Little
          White Trash             74:01     1995                     18-Jul-96
------------------------------------------------------------------------------
XXX      Black Superstars         0               Coast-To-Coast     30-Aug-96
------------------------------------------------------------------------------
1188     Black Tie Affair         79:49     1993  Executive Vid.     09-Sep-94
------------------------------------------------------------------------------
1563     Black Valley Girls #02   79:57     1989  Dreamland Ent.     03-Jan-95
------------------------------------------------------------------------------
1593     Black Valley Girls I     76:01     1986  Dreamland Ent.     03-Jan-95
------------------------------------------------------------------------------
2384     Black Velvet             74:11     0     Coast To Coast     20-Jun-95
------------------------------------------------------------------------------
1036     Black Velvet #02         76:40     1989  Coast To Coast     12-Sep-94
------------------------------------------------------------------------------
2369     Black Velvet #03         85:16     1994  Coast To Coast     27-Jun-95
------------------------------------------------------------------------------
6605     Black Video Virgins
          #01                    106:51     1996  Plush Ent/New S    08-Jun-97
------------------------------------------------------------------------------
2884     Black Widow              68:52     1988  Western Visuals    03-Jan-96
------------------------------------------------------------------------------
1211     Black With Sugar         89:31     1989  Ebony & Ivory      05-Nov-94
------------------------------------------------------------------------------
2984     Blacks And Blondes:
          The Movies              83:30     1989  Jelly Roll Compa   31-Jan-96
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2685     Blazing Nova             64:25     1989  Las Vegas Video    18-Oct-95
------------------------------------------------------------------------------
3013     Blinded By Love          86:53     1993  Odyssey Group      02-Feb-96
------------------------------------------------------------------------------
2907     Blindfold                80:34     1995  Sin City           03-Jan-96
------------------------------------------------------------------------------
0989     Blonde Bombshell         79:33     1991  Coast To Coast     07-Oct-94
------------------------------------------------------------------------------
4697     Blonde Fantasy           79:17     1987  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
5393C    Blonde Fire              N/A       1979
------------------------------------------------------------------------------
0887     Blonde Forces            85:27     1991  Michael Craig Pr   28-Mar-95
------------------------------------------------------------------------------
2367     Blonde Forces #02        76:55     1994  Coast To Coast     13-Jul-95
------------------------------------------------------------------------------
1657     Blonde Heat              90:07           Night Magic Vide   20-Dec-94
------------------------------------------------------------------------------
1190     Blonde Ice #02           72:28     1993  Executive Vid.     09-Sep-94
------------------------------------------------------------------------------
4695     Blonde On Black          74:11     1985  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
0849     Blonde Riders            74:26     1991  Coast To Coast     06-May-94
------------------------------------------------------------------------------
1137     Blonde Savage            69:12     1991  Cinderella         07-Sep-94
------------------------------------------------------------------------------
1717     Blondes And Brunettes    70:53     1992  Plum Prod.         23-Sep-94
------------------------------------------------------------------------------
1743     Blondes And
          Brunettes #02           77:28     1992  Plum Prod.         23-Sep-94
------------------------------------------------------------------------------
0753     Blow For Blow            82:32     1993  n                  01-Jun-94
------------------------------------------------------------------------------
1168     Blow Job Baby            79:31     1994  Coast To Coast     22-Oct-94
------------------------------------------------------------------------------
6487     Blue Dreams              83:48     1996  Sin City           19-Jun-97
------------------------------------------------------------------------------
0940     Blue Review              88:11     1990  Cinderella         14-Sep-94
------------------------------------------------------------------------------
3741     Bobby Hollander's
          Breast Worx #11         65:14                              16-Jul-96
------------------------------------------------------------------------------
4786     Boddie Guard             89:13     1993  In-X-Cess Produc   17-Oct-96
------------------------------------------------------------------------------
0144     Bodies By Jackie         87:29     1985  Innovative Video   14-Jun-94
------------------------------------------------------------------------------
1562     Bodies In Heat           75:41     1983  Four Rivers Prod   24-Jan-95
------------------------------------------------------------------------------
1557     Bodies in Heat-
          The Sequel              78:21     1989  Dreamland Ent.     24-Jan-95
------------------------------------------------------------------------------
3023     Body And Soul            79:51     1992                      2-Feb-96
------------------------------------------------------------------------------
1999     Body English             68:32     1994                     21-Feb-95
------------------------------------------------------------------------------
4730     Body Games               78:52     1987  CDI/Dreamland      07-Oct-96
------------------------------------------------------------------------------
0312     Body Heat                84:00
------------------------------------------------------------------------------
1339     Body Music               83:59     1989  Dreamland Ent.     31-Oct-94
------------------------------------------------------------------------------
4610     Body Music #02           78:18     1990  CDI/Dreamland      30-Aug-96
------------------------------------------------------------------------------
2230     Body of Innocence        84:32     1993  Wicked Pictures    24-Apr-95
------------------------------------------------------------------------------
2098     Body Rhythm              76:01     1991  Bad Girls          31-Jan-95
------------------------------------------------------------------------------
5020     Bodyguard                83:59     1994  Sin City Euro      19-Nov-96
------------------------------------------------------------------------------
3727     Bomb Squad               86:15     1994                     07-Jul-96
------------------------------------------------------------------------------
3725     Bone Alone               86:31     1994                     27-Jul-96
------------------------------------------------------------------------------
1796     Bone Heads               66:57     1992                     05-Jan-95
------------------------------------------------------------------------------
1971     Bonfire Of The Panties   77:10           Coast To Coast     08-Feb-95
------------------------------------------------------------------------------
6161     Bonjour! A Deux Mains    70:47           Turbo              24-Feb-97
------------------------------------------------------------------------------
0121     Bonnie and Clyde #02     80:48
------------------------------------------------------------------------------
6254     Boob Acres               77:56     1996  Heatwave           04-Apr-97
------------------------------------------------------------------------------
1219     Boobs A Poppin'          78:30     1994  Totally Tastless   27-Sep-94
------------------------------------------------------------------------------
3720     Boobs to Kill For        83:03     1995                     27-Jul-96
------------------------------------------------------------------------------
1457     Booby Guard              74:19     1993  Forbidden          03-Jan-95
------------------------------------------------------------------------------
3709     Booby Guard              N/A                                27-Jul-96
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3469     Booby Prize              83:26     1995  Pepper Prod.       23-May-96
------------------------------------------------------------------------------
3171     Book Of Fantasy          88:25     1993  Dolly Buster/Dino  13-Mar-96
------------------------------------------------------------------------------
5141C    Boom Boom Valdez         77:33     1995
------------------------------------------------------------------------------
0999     Boomer Anal              73:34     1990  Cinderella         12-Sep-94
------------------------------------------------------------------------------
3609     Booty Babaes             72:23     1994                     02-Jul-96
------------------------------------------------------------------------------
3710     BootyHo                  73:26     1993                     18-Jul-96
------------------------------------------------------------------------------
2939     Booty Queen              72:19     1995  Rosebud            03-Jan-96
------------------------------------------------------------------------------
3748     Booty Sister             71:49     1994                     27-Jul-96
------------------------------------------------------------------------------
3194     Bordello                 76:38        0  Global Vision      04-Apr-96
------------------------------------------------------------------------------
3560     Born for Porn            74:01     1991  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
4603     Borrowed Bodies          82:23     1995  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
4660     Bottoms Up               73:53     1993  Hollywood Video    30-Aug-96
------------------------------------------------------------------------------
3317     Bouncin' In The U.S.A.   83:17     1987  World Premiere     23-May-96
------------------------------------------------------------------------------
2125     Bourgeoises Le Jour
          Putes Et Salopes        73:16     1994  Europix            10-Mar-95
------------------------------------------------------------------------------
2238     Bourree Campagnard       66:13                              27-Mar-95
------------------------------------------------------------------------------
3323     Boys Are Us              79:50     1995                     15-May-96
------------------------------------------------------------------------------
3728     Brain Surgeon            107:09    1993                     27-Jul-96
------------------------------------------------------------------------------
0754     Brainteaser              73:21     1991  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
3629     Brassiere To Eternity    142:07    1994                     02-Jul-96
------------------------------------------------------------------------------
2847     Brassiere To
          Eternity #02            72:30     1994  Pepper Prod.       29-Nov-95
------------------------------------------------------------------------------
3246     Brat Pack                76:28     1989                     23-Apr-96
------------------------------------------------------------------------------
0353     Breakfast With Tiffany  69:08            Hollywood Video    23-Sep-94
------------------------------------------------------------------------------
2550     Breakin' In              70:56     1986  Western Visuals    29-Sep-95
------------------------------------------------------------------------------
1097     Breast Friends           74:00     1990                     08-Aug-94
------------------------------------------------------------------------------
3719     Breast Worx #0           86:40     1992                     23-Jul-96
------------------------------------------------------------------------------
3747     Breast Worx #02          89:01     1991                     27-Jul-96
------------------------------------------------------------------------------
3737     Breast Worx #03          86:35                              27-Jul-96
------------------------------------------------------------------------------
3736     Breast Worx #04          78:21        0                     27-Jul-96
------------------------------------------------------------------------------
3739     Breast Worx #05          83:21     1991                     27-Jul-96
------------------------------------------------------------------------------
3738     Breast Worx #06          82:53           L.B.O. Ent.
------------------------------------------------------------------------------
3740     Breast Worx #07          73:11                              27-Jul-96
------------------------------------------------------------------------------
3743     Breast Worx #08          71:15     1991                     18-Jul-96
------------------------------------------------------------------------------
4383     Breast Worx #09          65:35     1991                     26-Jul-96
------------------------------------------------------------------------------
3742     Breast Worx #10          62:48                              03-Jul-96
------------------------------------------------------------------------------
3746     Breast Worx #12          68:31     1993                     24-Jul-96
------------------------------------------------------------------------------
3745     Breast Worx #13          64:43     1995  LBO Ent. Group     31-Dec-95
------------------------------------------------------------------------------
3744     Breast Worx #14          69:35     1991                     27-Jul-96
------------------------------------------------------------------------------
3750     Breast Worx #15          59:06     1992                     24-Jul-96
------------------------------------------------------------------------------
3749     Breast Worx #40          62:45     1993  LBO Et. Group In   31-Dec-95
------------------------------------------------------------------------------
3092     Breastman's Ultimate
          Orgy                    105:22    1993  EVN                19-Jan-96
------------------------------------------------------------------------------
6060     Breathless               00:00           Western Visuals
------------------------------------------------------------------------------
4952     Bride & Groom Orgy       78:06     1995  Digital Media      05-Nov-96
------------------------------------------------------------------------------
5005C    Bring On The Virgins     72:54     1989
------------------------------------------------------------------------------
6642     British Anal Invasion    79:57
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3733     Broad of Directors       94:33     1993                     27-Jul-96
------------------------------------------------------------------------------
0755     Bronco Millie            73;47     1992  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
1543     Brooke Does
          College**Cppa           68:35
------------------------------------------------------------------------------
0662     Brother Act**CPPA        77:44
------------------------------------------------------------------------------
0573     Broutte Minou            71:30        0  Broute Minou       01-Jun-94
------------------------------------------------------------------------------
2039     Brunette Bombshells      69:28     1993  Video Team         02-Mar-95
------------------------------------------------------------------------------
1735     Brunettes #01            111:25    1993  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1702     Brunettes #02            114:34    1993  Western Visuals    20-Dec-94
------------------------------------------------------------------------------
3751     Bubble Butts #01         76:11     1992
------------------------------------------------------------------------------
3752     Bubble Butts #02         89:06     1993                     23-Jul-96
------------------------------------------------------------------------------
4426     Bubble Butts #03         82:36     1992                     25-Jul-96
------------------------------------------------------------------------------
3753     Bubble Butts #04         78:12     1992                     27-Jul-96
------------------------------------------------------------------------------
3754     Bubble Butts #05         87:01     1992                     27-Jul-96
------------------------------------------------------------------------------
3755     Bubble Butts #06         81:20     1992                     07-Oct-96
------------------------------------------------------------------------------
3638     Bubble Butts #07         83:05     1992                     02-Jul-96
------------------------------------------------------------------------------
3756     Bubble Butts #08         74:44     1992                     27-Jul-96
------------------------------------------------------------------------------
3757     Bubble Butts #09         84:34                              26-Jul-96
------------------------------------------------------------------------------
3734     Bubble Butts #10         88:46        0                     16-Jul-96
------------------------------------------------------------------------------
2025     Bubbles                  69:41     1992  Plum Prod.         08-Feb-95
------------------------------------------------------------------------------
4828     Buck Adam's Centrefold   68:10     1995  Sin City           20-Sep-96
------------------------------------------------------------------------------
3186     Buck Soup                72:32     1995  N/A                28-Mar-96
------------------------------------------------------------------------------
6522     Buffy The Vamp           86:55     1991  Fat Dog            01-May-97
------------------------------------------------------------------------------
1859     Buffy The Vampire Layer  86:55     1993  Fat Dog            20-Jan-95
------------------------------------------------------------------------------
5067     Buffy's Anal Adventure   70:30     1996  CDI                14-Jan-97
------------------------------------------------------------------------------
4330     Buffy's Bare Ass BBQ     68:39     1996  CDI                26-Jul-96
------------------------------------------------------------------------------
3610     Buffy's First Encounter  85:24     1996                     02-Jul-96
------------------------------------------------------------------------------
4329     Buffy's New Boobs        72:37     1995  CDI                26-Jul-96
------------------------------------------------------------------------------
6077     Buffy's Nude
          Camera Party            00:00           CDI
------------------------------------------------------------------------------
3703     Built for Sex            79:48                              27-Jul-96
------------------------------------------------------------------------------
3033     Bulging Bellies          83:26     1995  Lipstik Video      31-Jan-96
------------------------------------------------------------------------------
6252     Bullet Proof Bra         81:48     1996  Cinderella         04-Apr-97
------------------------------------------------------------------------------
0103     Bung Ho Babes            71:00           Filmco Releasing   01-Jun-94
------------------------------------------------------------------------------
4557     Bunny Bleu's Gang
          Bang Adventure          72:17     1994                     23-Aug-96
------------------------------------------------------------------------------
4398     Bunz Eye                 70:14     1992                     26-Jul-96
------------------------------------------------------------------------------
2497     Burgundy Blues           88:55     1993                     29-Sep-95
------------------------------------------------------------------------------
0925     Burn                     67:14     1991  Legend Video       25-Aug-94
------------------------------------------------------------------------------
1119     Burning Desire           72:11     1993  Cinderella         07-Sep-94
------------------------------------------------------------------------------
1517     Bus Stop Tales #01       80:10     1989  4 Play Prod.       09-Sep-94
------------------------------------------------------------------------------
1516     Bus Stop Tales #02       73:27           4 Play Prod.       09-Sep-94
------------------------------------------------------------------------------
1515     Bus Stop Tales #03       80:00     1989  4 Play Prod.       09-Sep-94
------------------------------------------------------------------------------
1514     Bus Stop Tales #05       86:49     1989  4 Play Prod.       09-Sep-94
------------------------------------------------------------------------------
1513     Bus Stop Tales #06       79:53           4 Play Prod.       09-Sep-94
------------------------------------------------------------------------------
1512     Bus Stop Tales #07       85:49     1989  4 Play Prod.       09-Sep-94
------------------------------------------------------------------------------
0890     Bush League              80:43           Coast To Coast     30-Aug-94
------------------------------------------------------------------------------

                              MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
0995     Bush League #02          77:58     1993   Coast To Coast    12-Sep-94
------------------------------------------------------------------------------
1535     Bush League #03          80:03     1992   Pearl Necklace V  28-Oct-94
------------------------------------------------------------------------------
1536     Bush League #24          81:33     1993   Pearl Necklace V  28-Oct-94
------------------------------------------------------------------------------
1526     Bush League #3           79:48     1993   Pearl Necklace V  28-Oct-94
------------------------------------------------------------------------------
3235     Bush Wackers             88:09     1989   Night Magic Vide  23-Apr-96
------------------------------------------------------------------------------
0756     Bushwacked               71:32     1991   Zane Ent.         01-Jun-94
------------------------------------------------------------------------------
3704     Bust-A-Move              76:23                              27-Jul-96
------------------------------------------------------------------------------
5394C    Busted                   00:00            Caballero
------------------------------------------------------------------------------
3473     Bustline                 83:07     1994   Legend Video      23-May-96
------------------------------------------------------------------------------
1675     But Can She Type?        78:55     1989   Cinderella        23-Feb-95
------------------------------------------------------------------------------
1387     Butt Bongo Bonanza       80:33     1990   Filmco            03-Jan-95
------------------------------------------------------------------------------
3732     Butt Hunt                67:55     1994   Bella Pictures    27-Jul-96
------------------------------------------------------------------------------
3702     Butt Lite -
           "Queen Of Rears"       72:24                              16-Jul-96
------------------------------------------------------------------------------
4514     Butt Love                0            0
------------------------------------------------------------------------------
2701     Butt Naked #02           77:01     1994   Odyssey           02-Nov-95
------------------------------------------------------------------------------
0046     Butt Packing Bimbos     119:30
------------------------------------------------------------------------------
3630     Butt Sisters Do
           Cleveland              71:42     1995                     02-Jul-96
------------------------------------------------------------------------------
3701     Butt Sisters Do Hawaii   88:55     1995                     07-Oct-96
------------------------------------------------------------------------------
3701     Butt Sisters Do Hawaii   88:55     1995                     23-Jul-96
------------------------------------------------------------------------------
3163     Butt Sisters do L.A.     80:30     1993   Midnight Video    25-Mar-96
------------------------------------------------------------------------------
3730     Butt Sisters Do
           Las Vegas              88:02     1995                     07-Oct-96
------------------------------------------------------------------------------
3731     Butt Sisters Do Seattle  77:49     1995                     07-Oct-96
------------------------------------------------------------------------------
0746     Butt Sluts               74:48     1994   Rosebud Prod.     01-Jun-94
------------------------------------------------------------------------------
1076     Butt Sluts #02           72:50            Rosebud Girls     20-Oct-94
------------------------------------------------------------------------------
6052     Butt-nanza               89:12     1995   DBF Productions   28-Jan-97
------------------------------------------------------------------------------
4443     Buttjammers #02          85:48            Sin City          25-Jul-96
------------------------------------------------------------------------------
4742     Buttjammers #04          79:55            Sin City          24-Sep-96
------------------------------------------------------------------------------
4782     Buttjammers #05          77:25     1995   Sin City          17-Oct-96
------------------------------------------------------------------------------
4818     Buttman's Big Butt
         Backdoor Babes          140:20     1995   Evil Angel/John L 07-Oct-96
------------------------------------------------------------------------------
4813     Buttman's Big Tit
         Adventures #03           56:42     1995   Evil Angel        07-Oct-96
------------------------------------------------------------------------------
4588     Buttman's British Babes 134:29     1993   Evil Angel        23-Aug-96
------------------------------------------------------------------------------
4593     Buttman's British Big
           Tits                  140:05     1995   Evil Angel        23-Aug-96
------------------------------------------------------------------------------
4819     Buttman's European
           Vacation #03          139:59     1995   Evil Angel/John L 07-Oct-96
------------------------------------------------------------------------------
4592     Buttman's Wet Dream     139:50     1995   Evil Angel        23-Aug-96
------------------------------------------------------------------------------
2028     Buttmans Paris Vacation  75:44     1993                     21-Feb-95
------------------------------------------------------------------------------
0881     Buttnick Vacation        74:49     1992   Hole In One       14-Aug-94
------------------------------------------------------------------------------
0852     Buttnicks                66:28     1989   Hole In One       14-Aug-94
------------------------------------------------------------------------------
3298     Butts Motel #04          69:44            Executive         15-May-96
------------------------------------------------------------------------------
1217     Butts Motel #06          83:49     1994   Executive Vid.    27-Sep-94
------------------------------------------------------------------------------
3032     Buttslammers #06 -
           Over The Edge         110:23     1994   Bruce Seven       31-Jan-96
------------------------------------------------------------------------------
2783     Buttwatch #02            77:45     1995   FHV/Sunshine      29-Nov-95
------------------------------------------------------------------------------
2893     Buttwoman                78:48     1990   FHV/Sunshine      19-Jan-96
------------------------------------------------------------------------------
2812     Buzzzz!                  84:50     1993   Bedtime Theater   04-Jan-96
------------------------------------------------------------------------------
4925     C.H.P - Corn Hole Patrol 86:19     1996   Tight Ends Prod   14-Nov-96
------------------------------------------------------------------------------

                              MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
5229     C.U.M.T.V.               00:00            Nitro
------------------------------------------------------------------------------
2088     Cab O Lay                85:33     1988   Pleasure Produc   30-Oct-95
------------------------------------------------------------------------------
0118     Cabaret Sin              96:04     1987   Phillip O'Toole   14-Jun-94
------------------------------------------------------------------------------
5269     Cable Girl               77:47     1996   Nitro             08-Jan-97
------------------------------------------------------------------------------
1902     Cadillac And Devell      74:12     1993   Zane Ent.         23-Feb-95
------------------------------------------------------------------------------
2191     Cafe Der Lust            82:08     1992                     27-Mar-95
------------------------------------------------------------------------------
3208     Cafe Life                77:27     1994   Zane Ent.         13-Mar-96
------------------------------------------------------------------------------
1259     Caged Fury               82:24            Dreamland Ent.    27-Oct-94
------------------------------------------------------------------------------
3765     Cajun Heat               77:25     1993                     24-Jul-96
------------------------------------------------------------------------------
4357     California Asians        72:58            EVN (CDI)         26-Jul-96
------------------------------------------------------------------------------
3565     California Bikini Girls 112:33            Odyssey Group     25-Jul-96
------------------------------------------------------------------------------
3587     California Blondes #03  115:59     1990   Odyssey Group     25-Jul-96
------------------------------------------------------------------------------
6637     California Face Cream
           Specialists            80:01     1994   Ona Zee           25-Jul-97
------------------------------------------------------------------------------
3520     California Girls        114:50
------------------------------------------------------------------------------
3605     California Girls #02    112:14            Odyssey Group     25-Jul-96
------------------------------------------------------------------------------
4581     California Girls #03    117:17     1987                     23-Aug-96
------------------------------------------------------------------------------
4351     California Legs #01      84:07     1993   Fantazy Ent       26-Jul-96
------------------------------------------------------------------------------
3588     California Legs
           #02**CPPA              85:52     1994
------------------------------------------------------------------------------
3567     California Pady Girls   111:19            Odyssey Group     25-Jul-96
------------------------------------------------------------------------------
2447     California Reaming       63:01     1988   Western Visuals   28-Aug-95
------------------------------------------------------------------------------
4811     California Valley
           Girls**CPPA            87:45     1993   Hollywood Video   17-Oct-96
------------------------------------------------------------------------------
6207     Calvin's Cheap Thrills   71:03     1996   Al Borda Video    04-Apr-97
------------------------------------------------------------------------------
6670     Calvin's Cheap Thrills
           #3                     72:55     1997   ABV-USA           03-Sep-97
------------------------------------------------------------------------------
2403     Cambio De Parejas        49:04     1994   Kitsch Productio  29-Jun-95
------------------------------------------------------------------------------
1455     Camera Shy               76:21     1993   Forbidden         03-Jan-95
------------------------------------------------------------------------------
2357     Campus Capers            80:50     1982   Mialmi Productio  04-Jul-95
------------------------------------------------------------------------------
3050     Can't Get Enough -
           Girls Of Holland #0    61:07     1992   New Sensations    05-Feb-96
------------------------------------------------------------------------------
4519     Candy Factory            81:29     1995                     01-Aug-96
------------------------------------------------------------------------------
2807     Candy Snackers           75:16     1993   Vidmax            29-Nov-95
------------------------------------------------------------------------------
3150     Candy Stripers           73:41     1978   Arrow             17-Nov-95
------------------------------------------------------------------------------
3152     Candy Stripers #02       80:31            Arrow             17-Nov-95
------------------------------------------------------------------------------
1070     Cannes Connection        83:08     1990
------------------------------------------------------------------------------
1863     Cannes Heat              85:35     1994   Fat Dog           20-Jan-95
------------------------------------------------------------------------------
2389     Cape Lere                73:09     1992   Coast To Coast    20-Jun-95
------------------------------------------------------------------------------
1428     Cape Rear                83:21     1992   Western Visuals   21-Nov-94
------------------------------------------------------------------------------
5166     Capetown #1             141:33     1996   Private Media Gr  08-Apr-97
------------------------------------------------------------------------------
5167     Capetown #2             146:25     1996   Private Media Gr  03-Mar-97
------------------------------------------------------------------------------
2194     Capri Vacation           88:00     1992
------------------------------------------------------------------------------
1054     Captain Butt's Beach     90:27     1993   Hustler 35mm.     20-Oct-94
------------------------------------------------------------------------------
6612     Career Girls             83:43     1996   Outlaw Productio  19-Jun-97
------------------------------------------------------------------------------
XXX      Career Girls             0
------------------------------------------------------------------------------
3760     Careless                114:31     1993                     16-Jul-96
------------------------------------------------------------------------------
2975     Carenna - Star On
           The Rise               66:32     1988   Western Visuals   31-Jan-96
------------------------------------------------------------------------------
2606     Carlito's Backway        82:48     1993   Odyssey Group     08-Sep-95
------------------------------------------------------------------------------

                              MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1960     Carnal College           81:36     1987
------------------------------------------------------------------------------
6272     Carnal Garden            71:49     1996   Klimaxx Producti  06-Jun-97
------------------------------------------------------------------------------
3598     Carnal Invasion          77:24     1996   Nitro             25-Jul-96
------------------------------------------------------------------------------
4316     Carnival                 81:31     1995   CDI/S.Canterbur   25-Jul-96
------------------------------------------------------------------------------
5268     Carnival Of Flesh        78:32     1996   Nitro             08-Jan-97
------------------------------------------------------------------------------
2189     Carnival Of Knowledge    72:02     1992   Wicked Pictures   24-Apr-95
------------------------------------------------------------------------------
4321     Carol Cummings Show      74:55                              24-Jul-96
------------------------------------------------------------------------------
3601     Carol Cums Again         72:33     1988   Fantazy Ent       25-Jul-96
------------------------------------------------------------------------------
1574     Casting                  82:50            Dolly Buster Ent. 09-Dec-94
------------------------------------------------------------------------------
2571     Casting Call #02        102:51     1993
------------------------------------------------------------------------------
2493     Casting Call #03        110:10     1993   Filmwest Produc   22-Aug-95
------------------------------------------------------------------------------
2426     Casting Call #04        113:20     1993   Soho/Filmwest     23-Aug-95
------------------------------------------------------------------------------
2327     Casting de Salope        67:18            Charnel           01-May-95
------------------------------------------------------------------------------
5155C    Casual Lies              75:54     1992
------------------------------------------------------------------------------
2772     Cat And Ermine           54:53                              11-Dec-95
------------------------------------------------------------------------------
1025     Cat And Mouse            82:37     1992                     07-Oct-94
------------------------------------------------------------------------------
2134     Cat And Mouse #02        79:00     1993                     01-May-95
------------------------------------------------------------------------------
3557     Cat Scratch Fever        76:15     1988   Fantazy Ent       25-Jul-96
------------------------------------------------------------------------------
3481     Cat Walk                 86:53     1994   Sin City          24-May-96
------------------------------------------------------------------------------
0674     Catalina Five-O          66:58     1991   Cinderella        01-Aug-94
------------------------------------------------------------------------------
0675     Catalina Five-O #02      69:46     1991   Cinderella        01-Aug-94
------------------------------------------------------------------------------
1294     Catalina Five-O -
           Undercover             79:50     1991   Cinderella        17-Nov-94
------------------------------------------------------------------------------
1616     Catalina Five-O
           Sabotage               69:41     1991   Cinderella        19-Dec-94
------------------------------------------------------------------------------
1088     Catburgler - aka -
           Freakout               79:26     1992   Pleasure Produc   07-Sep-94
------------------------------------------------------------------------------
6083     Catwalk #02              72:16     1996   Sin City          10-Feb-97
------------------------------------------------------------------------------
1198     Caught By Surprize       76:06            Cinderella        05-Nov-94
------------------------------------------------------------------------------
3536     Caught From Behind #02   85:08     1984   Hollywood Video   24-Sep-96
------------------------------------------------------------------------------
3539     Caught From Behind #03   83:02     1985   Hollywood Video   24-Sep-96
------------------------------------------------------------------------------
3503     Caught From Behind #04  113:14            Hollywood Video   24-Sep-96
------------------------------------------------------------------------------
3538     Caught From Behind #05   83:19     1986   Hollywood Video   24-Sep-96
------------------------------------------------------------------------------
3501     Caught From Behind #07   80:56     1987   Hollywood Video   07-Oct-96
------------------------------------------------------------------------------
3537     Caught From Behind #08   82:57     1988   Hollywood Video   24-Sep-96
------------------------------------------------------------------------------
3502     Caught From Behind #09   77:29     1988   Hollywood Video   07-Oct-96
------------------------------------------------------------------------------
4456     Caught From Behind #10   83:11     1989   Hollywood Video   25-Jul-96
------------------------------------------------------------------------------
4455     Caught From Behind #11   84:28     1990   Hollywood Video   25-Jul-96
------------------------------------------------------------------------------
4466     Caught From Behind #12   84:34     1989   Hollywood Video   23-Sep-96
------------------------------------------------------------------------------
4469     Caught From Behind #13   80:39     1990   Hollywood Video   23-Sep-96
------------------------------------------------------------------------------
4589     Caught From Behind #14   81:18     1991   Hollywood Video   23-Aug-96
------------------------------------------------------------------------------
4470     Caught From Behind #15   78:55     1991   Hollywood Video   23-Sep-96
------------------------------------------------------------------------------
4468     Caught From Behind #16   81:12     1992   Hollywood Video   23-Sep-96
------------------------------------------------------------------------------
4467     Caught From Behind #17   79:07     1993   Hollywood Video   23-Sep-96
------------------------------------------------------------------------------
3761     Caught From Behind #18   82:02     1995   Hollywood Video   16-Jul-96
------------------------------------------------------------------------------
3759     Caught From Behind #19   82:50     1994   Hollywood Video   03-Jul-96
------------------------------------------------------------------------------
3758     Caught From Behind #20   72:22     1994   Hollywood Video   03-Jul-96
------------------------------------------------------------------------------

                              MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3500     Caught From Behind #6    84:50     1986   Hollywood Video   19-Aug-97
------------------------------------------------------------------------------
1277     Caught In The
           Middle**CPPA           90:29
------------------------------------------------------------------------------
4691     Caught Looking           86:53     1995   Coast To Coast    30-Aug-96
------------------------------------------------------------------------------
CV14     Celebrity Sinners       175:03            XTC Com           20-Sep-95
------------------------------------------------------------------------------
6570     Celles Par qui Le
           Foutre Arrive          83:48     1996   M.S.T/Turbo Film  02-Jun-97
------------------------------------------------------------------------------
3764     Certifiabley Anal        71:21     1994                     27-Jul-96
------------------------------------------------------------------------------
5214     CH69 - Channel 69 #1     86:37     1996   Coast To Coast    08-Jan-97
------------------------------------------------------------------------------
5215     CH69 - Channel 69 #11    72:31     1996   Hole In One Vide  08-Jan-97
------------------------------------------------------------------------------
4748     Chained                  82:09     1995   Sin City          20-Sep-96
------------------------------------------------------------------------------
2276     Chaleu d'Ete            103:51
------------------------------------------------------------------------------
3236     Chaleurs Lesbiannes      53:23     1994   Crescendo         02-May-96
------------------------------------------------------------------------------
3593     Changing Partners        72:16     1989   Fantazy Ent       25-Jul-96
------------------------------------------------------------------------------
2050     Charlie's Girls #01      88:11      0     Coast To Coast    18-Feb-95
------------------------------------------------------------------------------
2363     Charlie's Girls #02      87:07            Coast To Coast    27-Jun-95
------------------------------------------------------------------------------
1126     Charlie's Girls #03      73:41            Coast To Coast    28-Oct-94
------------------------------------------------------------------------------
1631     Charm School             84:03     1993   Jalapeno Pepper   19-Dec-94
------------------------------------------------------------------------------
2535     Chasey Revealed          86:42     1994   Wicked Pictures   30-Aug-95
------------------------------------------------------------------------------
6244     Chateau Duval           106:18     1995   Klimaxxx/Helen    30-May-97
------------------------------------------------------------------------------
6673     Chateau Duval Memories
           #2                    102:59     1996   Duval Enterprise  14-Aug-97
------------------------------------------------------------------------------
2508     Cheatin'                 87:43     1994   Fat Dog           30-Aug-95
------------------------------------------------------------------------------
2880     Cheating American Style  79:44     1988   Western Visuals   03-Jan-96
------------------------------------------------------------------------------
0688     Checkmate                71:30     1992   Cinderella        01-Aug-94
------------------------------------------------------------------------------
2684     Cheek A Boo              72:46     1988   Las Vegas Video   18-Oct-95
------------------------------------------------------------------------------
6514     Cheek Mates              93:53     1996   Snatch Prod.      28-Apr-97
------------------------------------------------------------------------------
4604     Cheeks                   78:48     1988   Coast To Coast    30-Aug-96
------------------------------------------------------------------------------
2396     Cheeks #02 - The Bitter
            End                  109:55     1989   Coast To Coast    27-Jun-95
------------------------------------------------------------------------------
2081     Cheeks #03               78:49     1992   Coast To Coast    08-Feb-95
------------------------------------------------------------------------------
2364     Cheeks #04 - A
           Backstreet Affair      79:33     1990   Coast To Coast    27-Jun-95
------------------------------------------------------------------------------
1967     Cheeks #05 - Cop A Feel  89:40     1991   Coast To Coast    08-Feb-95
------------------------------------------------------------------------------
2397     Cheeks #06               83:49     1991
------------------------------------------------------------------------------
1167     Cheeks #07 - Mirror
           Image                  88:01     1992   Coast To Coast    22-Oct-94
------------------------------------------------------------------------------
4692     Cheeks #08               80:03     1995   Coast To Coast    30-Aug-96
------------------------------------------------------------------------------
4605     Chemical Reaction        78:19     1995   Coast To Coast    30-Aug-96
------------------------------------------------------------------------------
0986     Cheri Taylor Is Tasty
           And Tight              87:58            N/A               07-Oct-94
------------------------------------------------------------------------------
6617     Cherry Busters           68:56     1995   Digital Media     26-Jun-97
------------------------------------------------------------------------------
0711     Cherry Pepper #03       111:38            Pepper Prod.      01-Jun-94
------------------------------------------------------------------------------
0709     Cherry Pepper Shemales  115:04     1993   Pepper Prod.      01-Jun-94
------------------------------------------------------------------------------
3009     Cherry Pie               75:58     1994   Sin City          02-Feb-96
------------------------------------------------------------------------------
5384C    China Cat                00:00
------------------------------------------------------------------------------
3766     Chinatown                84:01     1994                     27-Jul-96
------------------------------------------------------------------------------
5099     Chocoholics             119:44     1996   Al Borda Video    29-Nov-96
------------------------------------------------------------------------------
2476     Chocolate Bon Bons       80:53     1985                     08-Sep-95
------------------------------------------------------------------------------
2066     Chocolate Cherries #02   72:24     1990   Hole In One Vid.  08-Feb-95
------------------------------------------------------------------------------
4649     Chocolate Delights #02   83:45                              30-Aug-96
------------------------------------------------------------------------------

                              MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1155     Chocolate Kiss I        115:00            Down & Dirty Vid  07-Sep-94
------------------------------------------------------------------------------
0370     Christa                  75:25            Cinevog Prod.     11-Oct-94
------------------------------------------------------------------------------
2980     Christine's Secret**
           Only Air In Sojour     63:35     1985   Femme             01-May-96
------------------------------------------------------------------------------
3569     Christy Canyon VS.
           Ginger Lynn - The     109:51            Odyssey Group     25-Jul-96
------------------------------------------------------------------------------
1361     Chuck And Di In Heat     65:00     1986   Dreamland Ent.    31-Oct-94
------------------------------------------------------------------------------
2034     Chug A Lug Girls #02     70:48     1993   Video Team        10-Mar-95
------------------------------------------------------------------------------
4639     Chug-A-Lug Girls         72:42     1993   CDI/Video Team    30-Aug-96
------------------------------------------------------------------------------
4671     Chug-A-Lug Girls #03     87:58     1993   CDI/Video Team    04-Sep-96
------------------------------------------------------------------------------
4668     Chug-A-Lug Girls #05     66:25     1995   CDI/Video Team    04-Sep-96
------------------------------------------------------------------------------
4669     Chug-A-Lug Girls #06     82:56     1995   CDI/Video Team    04-Sep-96
------------------------------------------------------------------------------
2577     CineSex #01              75:40     1995   Cal Vista         29-Sep-95
------------------------------------------------------------------------------
0912     City Of Sin              86:55     1991   Las Vegas Video   25-Aug-94
------------------------------------------------------------------------------
2539     Clark Gallery            86:08     1990   Clark Entertainm   30-Aug-95
------------------------------------------------------------------------------
1098     Class Ass                73:01     1993                     08-Aug-94
------------------------------------------------------------------------------
1760     Classic Clips            80:45     1988   Plum Prod.        08-Feb-95
------------------------------------------------------------------------------
3767     Clean Shaven             85:33     1995                     27-Jul-96
------------------------------------------------------------------------------
2462     Cliff Banger             68:30     1993   Heatwave Ented    22-Aug-95
------------------------------------------------------------------------------
4622     Climax 2000              88:41     1994   Coast To Coast    30-Aug-96
------------------------------------------------------------------------------
4638     Climax 2000 - #02        88:59     1994   Coast To Coast    30-Aug-96
------------------------------------------------------------------------------
2631     Close Friends            76:39     1994   Coast To Coast    15-Sep-95
------------------------------------------------------------------------------
0741     Club Anal                70:00     1993   Rosebud Prod.     01-Jun-94
------------------------------------------------------------------------------
2934     Club Anal 2              70:15     1993                     03-Jan-96
------------------------------------------------------------------------------
3768     Club DV8 #01             77:40     1993                     27-Jul-96
------------------------------------------------------------------------------
3769     Club DV8 #02             74:31     1993                     27-Jul-96
------------------------------------------------------------------------------
2650     Club Exotica             76:07     1986   Western Visuals   02-Nov-95
------------------------------------------------------------------------------
4555     Club Kiss                89:09     1995   Ona Zee Prod.     23-Aug-96
------------------------------------------------------------------------------
6151     Club P                   64:59        0   Turbo Films       10-Feb-97
------------------------------------------------------------------------------
1422     Coat My Throat With Cum  97:44     1993   Zane Ent.         25-Nov-94
------------------------------------------------------------------------------
1053     Cockateer #02            76:57     1990   Legend Video      20-Oct-94
------------------------------------------------------------------------------
5022     Cockpit                  75:54     1996   Sin City          19-Nov-96
------------------------------------------------------------------------------
0323     Cocktails                75:21     1990   Hollywood Video   14-Jun-94
------------------------------------------------------------------------------
3563     Coed Cuties             115:29            Odyssey Group     28-Jun-96
------------------------------------------------------------------------------
3583     Coed Cuties Vol. #02    110:54            Odyssey Group     26-Jul-96
------------------------------------------------------------------------------
1767     Coffee, Tea Or Me        80:20     1987   Night Magic       09-Dec-94
------------------------------------------------------------------------------
1044     Collectible              64:00     1993   Legend's          20-Oct-94
------------------------------------------------------------------------------
1142     Color Me White          105:52     1991   Zane Ent.         07-Sep-94
------------------------------------------------------------------------------
3061     Colossal Orgy #02        66:56     1994   Heat Wave Ent.    02-Feb-96
------------------------------------------------------------------------------
1144     Come In My Mouth #03    116:32            Zane Ent.         07-Sep-94
------------------------------------------------------------------------------
2076     Come Rain Come Shine     75:50     1988   Cinderella        23-Feb-95
------------------------------------------------------------------------------
2499     Comeline                 69:17     1993   Midnight Video    30-Aug-95
------------------------------------------------------------------------------
5086     Comin' Around The
           Mountain                   0            Plush Ent./Blue C 08-Jan-97
------------------------------------------------------------------------------
3770     Coming Alive             72:33                              27-Jul-96
------------------------------------------------------------------------------
6282C    Coming In Style              0
------------------------------------------------------------------------------
5375C    Coming Of Age            00:00
------------------------------------------------------------------------------

                              MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2791     Coming On America        84:43     1988                     29-Nov-95
------------------------------------------------------------------------------
0590     Coming Together          74:31            Caballero Home    01-Jun-94
------------------------------------------------------------------------------
1336     Command Performance -
           Chorusline             79:44     1988   Dreamland Ent.    31-Oct-94
------------------------------------------------------------------------------
1045     Committed                68:43     1992   Legend Video      20-Oct-94
------------------------------------------------------------------------------
1566     Confessions Of A
           Chauffeur              71:50     1990   Dreamland Ent.    03-Jan-95
------------------------------------------------------------------------------
6517     Controlled               75:53            Paul Norman Pro   28-Apr-97
------------------------------------------------------------------------------
3774     Cool Sheets              76:47     1989                     27-Jul-96
------------------------------------------------------------------------------
3180     Cooler Girls             69:54            Midnight          25-Mar-96
------------------------------------------------------------------------------
5217     Coporate Affairs         00:00            N/A
------------------------------------------------------------------------------
2468     Corporate Bi - Out       77:49     1994   Bi-Line           30-Aug-95
------------------------------------------------------------------------------
4927     Corporate Justice        83:17     1996   Tight Ends Prod.  14-Nov-96
------------------------------------------------------------------------------
6495     Corrupt Secrets          72:22     1995   Digital Media Grp 06-May-97
------------------------------------------------------------------------------
0984     Corruption               80:42     1983   Coast To Coast    07-Oct-94
------------------------------------------------------------------------------
2661     Corruption Of Christina  77:08     1993   Wicked Pictures   05-Oct-95
------------------------------------------------------------------------------
1578     Couilles Pleines Pour
           Jeunes Pompeus         68:44     1992   Europix           18-Nov-94
------------------------------------------------------------------------------
3762     County Line             119:23     1993                     03-Jul-96
------------------------------------------------------------------------------
0583     Couple Enflames          72:30            n                 01-Jun-94
------------------------------------------------------------------------------
2321     Couples In Heat          58:15     1992   Global            24-Apr-96
------------------------------------------------------------------------------
1258     Cover Girl               83:19     1994   Wicked Pictures   27-Oct-94
------------------------------------------------------------------------------
3482     Cover To Cover           82:40     1995   Wicked Pictures   28-May-96
------------------------------------------------------------------------------
4975     Crack Attack             80:07     1996   Plush Ent.        13-Nov-96
------------------------------------------------------------------------------
6190     Crackster                80:15     1996   Outlaw Productio  21-Feb-97
------------------------------------------------------------------------------
1161     Crank My Cunt           112:34            Zane Ent.         07-Sep-94
------------------------------------------------------------------------------
2589     Crazy With The Heat #01  78:06     1986   Night Magic       08-Sep-95
------------------------------------------------------------------------------
2250     Crazy WiTh The Heat #02  73:38     1993   Cal Vista         24-May-95
------------------------------------------------------------------------------
2350     Crazy With The Heat #03  73:10     1994   Metro Home Vide   27-Jun-95
------------------------------------------------------------------------------
3773     Cream                    85:48     1994                     27-Jul-96
------------------------------------------------------------------------------
0782     Cream Dream              73:48     1991   Zane Ent.         01-Jun-94
------------------------------------------------------------------------------
4442     Cream Rinse              82:24     1995   Sin City          25-Jul-96
------------------------------------------------------------------------------
3550     Creatures Of The Night   87:49     1990   Fantazy Ent       11-Jul-96
------------------------------------------------------------------------------
6093     Creme De La Face         00:00            Odyssey Group
------------------------------------------------------------------------------
2727     Creme De La Face #01    115:09     1994   Odyssey           30-Sep-95
------------------------------------------------------------------------------
4533     Creme De La Face #02    112:00     1994   Odyssey           23-Aug-96
------------------------------------------------------------------------------
6249     Creme De La Face #03    114:43            Rodneyvision      04-Apr-97
------------------------------------------------------------------------------
4534     Creme De La Face #04    116:05     1994   Odyssey           23-Aug-96
------------------------------------------------------------------------------
2737     Creme De La Face #05    117:34     1995   Odyssey           05-Oct-95
------------------------------------------------------------------------------
2738     Creme De La Face #06    109:42     1995   Odyssey           05-Oct-95
------------------------------------------------------------------------------
2739     Creme De La Face #07    115:12     1995   Odyssey           05-Oct-95
------------------------------------------------------------------------------
5076     Creme De La Face #08    114:00            Odyssey Group     29-Nov-96
------------------------------------------------------------------------------
5025     Creme De La Face #09    116:55     1995   Odyssey Group     19-Nov-96
------------------------------------------------------------------------------
5088     Creme De La Face #10    117:03     1995   Odyssey Group     30-Dec-96
------------------------------------------------------------------------------
6114     Creme De La Face #11    115:48     1996   Odyssey           24-Feb-97
------------------------------------------------------------------------------
6115     Creme De La Face #12    115:57     1996   Odyssey           24-Feb-97
------------------------------------------------------------------------------
6116     Creme De La Face #14    116:12     1996   Odyssey           24-Feb-97
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
6117     Creme De La Face #15    116:15     1996  Odyssey            24-Feb-97
------------------------------------------------------------------------------
2728     Creme De La Face 3      114:58                              30-Sep-95
------------------------------------------------------------------------------
1692     Crimson Kiss             83:38     1993  Western Visuals    20-Dec-94
------------------------------------------------------------------------------
6255     Crimson Thighs           79:17     1995  Heatwave           03-Apr-97
------------------------------------------------------------------------------
1587     Crystal Balls            69:00     1986  Four Rivers Inc.   03-Jan-95
------------------------------------------------------------------------------
2123     Culs Farcis              80:39           High Class         10-Mar-95
------------------------------------------------------------------------------
4427     Cum For Dinner          112:39     1995                     25-Jul-96
------------------------------------------------------------------------------
3575     Cum For Me Carol         72:45     1989  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
0770     Cum In My Mouth         116:01           Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
1159     Cum Loving Nurses       113:35           Zane Ent.          07-Sep-94
------------------------------------------------------------------------------
6616     Cum Quarts               86:25     1996  Plush Ent./Blue C  26-Jun-97
------------------------------------------------------------------------------
3542     Cum Rain, Cum Shine      70:10           Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
4943     Cum Soaked and Loaded    75:07           Plush EntBlue C    05-Nov-96
------------------------------------------------------------------------------
0058     Cum Splattered Sluts         0
------------------------------------------------------------------------------
0302     Cum To Dinner            76:00           Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
3771     Cum To Drink Of It      127:47
------------------------------------------------------------------------------
2729     Cumm Brothers #01       103:17     1995  Odyssey Entertai   30-Sep-95
------------------------------------------------------------------------------
4535     Cumm Brothers #02       115:48     1994                     23-Aug-96
------------------------------------------------------------------------------
2731     Cumm Brothers #03       118:21     1995  Odyssey            05-Oct-95
------------------------------------------------------------------------------
2730     Cumm Brothers #04       116:08     1995  Odyssey Entertai   30-Sep-95
------------------------------------------------------------------------------
2733     Cumm Brothers #05       113:15     1995  Odyssey            05-Oct-95
------------------------------------------------------------------------------
2734     Cumm Brothers #06       113:29     1995  Odyssey            05-Oct-95
------------------------------------------------------------------------------
2735     Cumm Brothers #07       112:33     1994  Odyssey            05-Oct-95
------------------------------------------------------------------------------
2736     Cumm Brothers #08       118:17
------------------------------------------------------------------------------
6127     Cumm Brothers #13       114:15           n                  20-Feb-97
------------------------------------------------------------------------------
6128     Cumm Brothers #14       115:05     1995  N/A                20-Feb-97
------------------------------------------------------------------------------
6134     Cumm Brothers #15       116:40           n                  10-Feb-97
------------------------------------------------------------------------------
5089     Cumm Brothers. #09      117:47     1995  Odyssey Group      30-Dec-96
------------------------------------------------------------------------------
5090     Cumm Brothers. #10      117:03     1995  Odyssey Group      30-Dec-96
------------------------------------------------------------------------------
6634     Cumm Bunnies             85:11     1996  Plush Ent./Blue C  25-Jul-97
------------------------------------------------------------------------------
3582     Cumming of Age Vol. 3   112:03
------------------------------------------------------------------------------
1226     Cumsuckers #01          115:12           Plum Prod.         27-Oct-94
------------------------------------------------------------------------------
1376     Cumsuckers #02          113:00           Plum Prod.         27-Oct-94
------------------------------------------------------------------------------
4452     Cunt Hunt                60:00     1994  Bella Pictures     25-Jul-96
------------------------------------------------------------------------------
1046     Curious                  71:11     1992  Legend Video       20-Oct-94
------------------------------------------------------------------------------
3326     Cyndi's Offre A Toi -
           Cindy Puts Out-        77:04                              15-May-96
------------------------------------------------------------------------------
1027     Cyrano                   64:32     1991
------------------------------------------------------------------------------
5262     D.P.#05                  00:00
------------------------------------------------------------------------------
5262     D.P.#5                   00:00           Western Visuals
------------------------------------------------------------------------------
6069C    D.P. Eurosluts #02       00:00           N/A
------------------------------------------------------------------------------
6067C    D.P. Eurosluts #03       00:00           N/A
------------------------------------------------------------------------------
2825     Da Butt Thang            71:10     1994  Heatwave Entert    29-Nov-95
------------------------------------------------------------------------------
4807     Daddy Doesn't Know       81:16     1984                     03-Sep-97
------------------------------------------------------------------------------
6090     Dale's House Of Anal    117:07           Notorious Pictur   20-Feb-97
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3807     Dance Naked              86:08     1995      27-Jul-96
------------------------------------------------------------------------------
0878     Dances With Foxes        71:11     1991  n    14-Aug-94
------------------------------------------------------------------------------
6525     Dangerous                90:50     1996  Snatch Prod.       06-May-97
------------------------------------------------------------------------------
0036     Dangerous Desire         70:28     1986  Now Showing        14-Jun-94
------------------------------------------------------------------------------
6636     Dangerous Pleasure       81:45     1995  Digital Media Gro  25-Jul-97
------------------------------------------------------------------------------
0935     Danielles Dirty Deeds    78:33           Hole In One        14-Sep-94
------------------------------------------------------------------------------
1687     Dare Devil               73:54     1989  Cinderella         19-Dec-94
------------------------------------------------------------------------------
3576     Dare Devil               73:54     1993  Fantazy Ent        17-Jul-96
------------------------------------------------------------------------------
1544     Dark Angel               60:11     1985  Magic Night Vide   21-Nov-94
------------------------------------------------------------------------------
1427     Dark Dreams              83:15     1992  Western Visuals    21-Nov-94
------------------------------------------------------------------------------
0758     Dark Justice             74:38     1992  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
1774     Dark Obsession           75:46     1993  Western Visuals    03-Jan-95
------------------------------------------------------------------------------
1028     Darker Side Of Shayla    73:07     1993  Paul Norman        07-Oct-94
------------------------------------------------------------------------------
1029     Darker Side Of Shayla
           #02                    77:07     1993  Paul Norman        07-Oct-94
------------------------------------------------------------------------------
3559     Date with The Devil      73:26     1991  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
2495     Daydreams                74:39     1993                     29-Sep-95
------------------------------------------------------------------------------
1996     Dead Aim                 89:07     1994  Bell Pepper        08-Feb-95
------------------------------------------------------------------------------
4567     Deadly Sin               84:59     1995  Ona Zee Prod.      23-Aug-96
------------------------------------------------------------------------------
0759     Dear Brigitte            76:00           Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
2658     Dear Diary               86:32     1995  Wicked Pictures    05-Oct-95
------------------------------------------------------------------------------
5388C    Dear Pam                 00:00
------------------------------------------------------------------------------
3241     Deb's Real Deal          92:54     1994  Lorreta Sterling   06-May-96
------------------------------------------------------------------------------
4629     Debbie - Class Of '89    77:22     1989  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
4625     Debbie - Class Of '95    81:50     1995  Coast-To-Coast     30-Aug-96
------------------------------------------------------------------------------
2669     Debbie And The Lustful
           Coeds                  73:11     1982  Vanguard Video     21-Nov-95
------------------------------------------------------------------------------
2584     Debbie Does Dallas #03   77:04     1985  Amcom Pictures     08-Sep-95
------------------------------------------------------------------------------
2288     Debbie Duz Dishes        87:48     1992  Showtime           24-May-95
------------------------------------------------------------------------------
2237     Debbie For Hire          71:33     1988  Show Time          28-Apr-95
------------------------------------------------------------------------------
4636     Debbie For President     80:29     1986  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
4637     Debbie: Class of '88     79:21     1991  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
6725     Debutantes Pretes A Tout 72:38
------------------------------------------------------------------------------
1696     Decadent                 85:56     1991  Western Visuals    20-Dec-94
------------------------------------------------------------------------------
5260     Decadent                 86:00     1991  Western Visuals    20-Feb-97
------------------------------------------------------------------------------
6620     Deceit                   81:35     1996  CED/Zane Ent.      18-Jul-97
------------------------------------------------------------------------------
1932     Deception                77:55     1991  Xcitement          21-Feb-95
------------------------------------------------------------------------------
2718     Deep C Diver             73:33     1992  Las Vegas          18-Oct-95
------------------------------------------------------------------------------
3793     Deep Cheeks #01          78:09     1991                     27-Jul-96
------------------------------------------------------------------------------
3792     Deep Cheeks #02          84:28                              24-Jul-96
------------------------------------------------------------------------------
1042     Deep Cheeks #03          69:56     1992  Rose Bud Prod.     20-Oct-94
------------------------------------------------------------------------------
3796     Deep Cheeks #03          69:56     1992                     27-Jul-96
------------------------------------------------------------------------------
1071     Deep Cheeks #04          73:40     1992  Valentine Video/   20-Oct-94
------------------------------------------------------------------------------
3795     Deep Cheeks #04          73:43     1992                     27-Jul-96
------------------------------------------------------------------------------
2187     Deep Cover               89:22     1993  Wicked Pictures    24-Apr-95
------------------------------------------------------------------------------
5023     Deep Cover               89:30     1993  Sin City           19-Nov-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2498     Deep Desires             83:42     1987  Hollywood Video    30-Aug-95
------------------------------------------------------------------------------
0311     Deep Inside              86:28     1989  Erotic Fantasy     14-Jun-94
------------------------------------------------------------------------------
1035     Deep Inside Charlie      74:57     1992  Cinderella         12-Sep-94
------------------------------------------------------------------------------
3199     Deep Inside Dirty
           Debutantes #01        137:48     1992  Omni Internation   03-Jun-96
------------------------------------------------------------------------------
3203     Deep Inside Dirty
           Debutantes #02        127:05     1992  4 Play Prod.       03-Apr-96
------------------------------------------------------------------------------
2960     Deep Inside Dirty
           Debutantes #03        122:54     1993                     02-Feb-96
------------------------------------------------------------------------------
3200     Deep Inside Dirty
           Debutantes #05        137:03     1993  Ed Powers          31-May-96
------------------------------------------------------------------------------
5198     Deep Inside Dirty
           Debutantes #06        138:14           Ed Powers          11-Dec-96
------------------------------------------------------------------------------
6588     Deep Inside Dirty
           Debutantes #09        134:55     1993  Ed Powers/4-Pla    08-Jun-97
------------------------------------------------------------------------------
6589     Deep Inside Dirty
           Debutantes #l0             0     1993                     08-Sep-97
------------------------------------------------------------------------------
6587     Deep Inside Dirty
           Debutantes #8         138:01     1993                     26-Jun-97
------------------------------------------------------------------------------
3062     Deep Inside Dirty
           Debutantes 4           99:34     1993                     02-Feb-96
------------------------------------------------------------------------------
3794     Deep Inside Jane         83:03     1993                     27-Jul-96
------------------------------------------------------------------------------
1197     Deep Inside Laurel
           Canyon                 80:15     1988  Cinderella         05-Nov-94
------------------------------------------------------------------------------
4403     Deep Inside Raquel       70:46     1993                     26-Jul-96
------------------------------------------------------------------------------
3153     Deep Throat              61:39     1972  Arrow              17-Nov-95
------------------------------------------------------------------------------
1067     Defenceless              68:50     1992  Cinderella         12-Sep-94
------------------------------------------------------------------------------
1418     Defending Your Sex Life  75:23     1993  Legend Video       25-Nov-94
------------------------------------------------------------------------------
1709     Defending Your Soul      76:36     1994  Aphrodite Studio   30-Nov-94
------------------------------------------------------------------------------
1020     DejaVu                   77:21     1993                     07-Oct-94
------------------------------------------------------------------------------
0956     Delicious                80:34     1981  Praexis Prod.      16-Sep-94
------------------------------------------------------------------------------
5102     Della Borsa                  0           Digital Media      29-Nov-96
------------------------------------------------------------------------------
2241     Demolition Woman #02     81:49     1994                     27-Mar-95
------------------------------------------------------------------------------
2156     Demolition Woman Cppa    80:17     1994
------------------------------------------------------------------------------
1068     Denim Dolls              70:23     1991  Cinderella         12-Sep-94
------------------------------------------------------------------------------
5171     Denni O's Beach Ballin'  00:00           Sticky Video Pro
------------------------------------------------------------------------------
4494     Dentist Sex              56:58     1994                     01-Aug-96
------------------------------------------------------------------------------
3803     Depravate                92:22     1995  Ona Zee Prod.      03-Jul-96
------------------------------------------------------------------------------
1580     Depucelage Anal          84:05     1992  Cast'or            18-Nov-94
------------------------------------------------------------------------------
3787     DeSade                   86:18     1995                     27-Jul-96
------------------------------------------------------------------------------
3074     Desires Of 3 Women       92:39           Cinderella         19-Jan-96
------------------------------------------------------------------------------
5172     Desperately Seeking
           Semen                  67:33     1996  Sticky Video       28-Jan-97
------------------------------------------------------------------------------
2757     Detained                 76:08     1992  Pleasure Produc    11-Dec-95
------------------------------------------------------------------------------
2119     Deuces Wild              84:33     1990  Fat Dog            23-Feb-95
------------------------------------------------------------------------------
6534     Deux Bites Pour Melodie  89:07           Turbo Films        06-May-97
------------------------------------------------------------------------------
6627     Deviant Doctor           64:06     1995  Plush Ent./Low Ri  17-Jul-97
------------------------------------------------------------------------------
3155     Devil In Miss Jones      64:01     1972  Arrow              17-Nov-95
------------------------------------------------------------------------------
0938     Devil ln Vanity          71:51     1989  Coast To Coast     14-Sep-94
------------------------------------------------------------------------------
0310     Devil's Ecstacy          82:02           Hollywood Classi   14-Jun-94
------------------------------------------------------------------------------
6047     Diabolix                 39:11           Ona Zee            03-Sep-97
------------------------------------------------------------------------------
3089     Dial A Sailor            56:27     1990                     31-Jan-96
------------------------------------------------------------------------------
1632     Dial N Again             79:08     1993  Yellow Pepper      19-Dec-94
------------------------------------------------------------------------------
3804     Dial N For Nikki         72:01     1993                     27-Jul-96
------------------------------------------------------------------------------
0712     Diamond Double XX       106:18           Cinderella         01-Jun-94
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
6124     Diamond In The Raw       69:43           X-citment Video    24-Feb-97
------------------------------------------------------------------------------
6649     Diamonds                 90:32     1996                     03-Sep-97
------------------------------------------------------------------------------
6153     Diary Of A Geisha        85:33     1995  Western Visuals    24-Feb-97
------------------------------------------------------------------------------
6089     Diary Of A Pervert       99:20           Jim Powers         20-Feb-97
------------------------------------------------------------------------------
4431     Diary of a Porn Star     83:47     1993                     25-Jul-96
------------------------------------------------------------------------------
2841     Dick And Jane #01 -
           In Budapest            73:08     1994  Avica              09-Jan-96
------------------------------------------------------------------------------
2842     Dick And Jane 03 - Go
           To Hollywood           90:05     1994  Avica              09-Jan-96
------------------------------------------------------------------------------
2840     Dick And Jane #05 - Big
           Breast Advent          89:20     1993  Avica              09-Jan-96
------------------------------------------------------------------------------
2902     Dick And Jane #11 - Do
           The Strip              77:51     1994  Avica              16-Feb-96
------------------------------------------------------------------------------
2898     Dick And Jane #12 - Do
           The Slopes In          82:58     1994  Avica              16-Feb-96
------------------------------------------------------------------------------
2901     Dick And Jane #13 - Look
           For Pussy In           74:33     1994  Avica              16-Feb-96
------------------------------------------------------------------------------
2837     Dick Tracer              84:29     1989  Down Under Pro     02-Nov-95
------------------------------------------------------------------------------
2502     Dickheads                87:16     1993  Midnight           30-Aug-95
------------------------------------------------------------------------------
3600     Did You Hear The About
           The Farmer's           74:50     1991  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
2406     Die Frauenadze           81:42     1994  Scandanavian Pi    29-Jun-95
------------------------------------------------------------------------------
6235     Directors' Wet Dreams   113:17     1995  CED/Dripping We    03-Mar-97
------------------------------------------------------------------------------
6647     Dirt Bags                72:26
------------------------------------------------------------------------------
2868     Dirty Angel              74:18     1988  Western Visuals    03-Jan-96
------------------------------------------------------------------------------
0343     Dirty Blondes            53:54     1986  n                  14-Jun-94
------------------------------------------------------------------------------
5096     Dirty Business           79:01     1995  Digital Media/Sib  08-Jan-97
------------------------------------------------------------------------------
1261     Dirty Dating Service
           #02                   115:58           Wicked Pictures    27-Oct-94
------------------------------------------------------------------------------
2745     Dirty Debutantes #01    102.19     1990                     18-Oct-95
------------------------------------------------------------------------------
2518     Dirty Debutantes #10    138:40                              18-Oct-95
------------------------------------------------------------------------------
2563     Dirty Debutantes #12    137:13     1991                     18-Oct-95
------------------------------------------------------------------------------
6595     Dirty Debutantes #44    139:02     1995  The Nasty Brothe   17-Jun-97
------------------------------------------------------------------------------
6586     Dirty Debutantes #7 -
           Blonde Ambition       138:03     1993                     26-Jun-97
------------------------------------------------------------------------------
3130     Dirty Debutantes Lovin
           Spoonfuls #03         139:01     1995  4 Play Prod.       04-Mar-96
------------------------------------------------------------------------------
3798     Dirty Diana              76:29                              27-Jul-96
------------------------------------------------------------------------------
3126     Dirty Dirty Debutantes
           #01                   138:51     1996  4 Play Prod.       04-Mar-96
------------------------------------------------------------------------------
4382     Dirty Doc's #01          75:16     1993                     26-Jul-96
------------------------------------------------------------------------------
4381     Dirty Doc's House Calls
           #02                    76:58     1993                     26-Jul-96
------------------------------------------------------------------------------
3806     Dirty Doc's House Calls
           #03                    80:08     1993                     27-Jul-96
------------------------------------------------------------------------------
3800     Dirty Doc's House Calls
           #04                    75:20     1993                     03-Jul-96
------------------------------------------------------------------------------
3799     Dirty Doc's House Calls
           #05                    84:21     1993                     26-Jul-96
------------------------------------------------------------------------------
4488     Dirty Doc's House Calls
           #06                    73:59     1994                     01-Aug-96
------------------------------------------------------------------------------
3637     Dirty Doc's House Calls
           #07                    79:22     1993                     02-Jul-96
------------------------------------------------------------------------------
3634     Dirty Doc's House Calls
           #08                    77:26     1993                     02-Jul-96
------------------------------------------------------------------------------
3802     Dirty Doc's House Calls
           #09                    85:03     1994                     26-Jul-96
------------------------------------------------------------------------------
3801     Dirty Doc's House Calls
           #10                    84:17     1995                     26-Jul-96
------------------------------------------------------------------------------
3784     Dirty Doc's House Calls
           #11                    83:56     1994                     26-Jul-96
------------------------------------------------------------------------------
3641     Dirty Doc's House Calls
           #12                    73:56     1994                     02-Jul-96
------------------------------------------------------------------------------
3817     Dirty Doc's House Calls
           #13                    80:50     1993                     27-Jul-96
------------------------------------------------------------------------------
3818     Dirty Doc's House Calls
           #14                    75:40     1994                     23-Jul-96
------------------------------------------------------------------------------
3788     Dirty Doc's House Calls
           #15                    80:38     1993                     27-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3789     Dirty Doc's House Calls
           #16                    81:51     1994                     18-Jul-96
------------------------------------------------------------------------------
3811     Dirty Doc's House Calls
           #17                    77:32     1994                     26-Jul-96
------------------------------------------------------------------------------
3791     Dirty Doc's House Calls
           #18                    86:49     1994                     18-Jul-96
------------------------------------------------------------------------------
3790     Dirty Doc's House Calls
           #19                    83:40     1994                     16-Jul-96
------------------------------------------------------------------------------
3809     Dirty Doc's House Calls
           #20                    84:34     1994                     27-Jul-96
------------------------------------------------------------------------------
1151     Dirty Dozen #14         116:58     1990  Cinderella         22-Oct-94
------------------------------------------------------------------------------
2060     Dirty Dozen #24          95:52     1990  Cinderella         23-Feb-95
------------------------------------------------------------------------------
1154     Dirty Dozen #34         116:59     1990  Down & Dirty Vid   07-Sep-94
------------------------------------------------------------------------------
0696     Dirty Dozen #01         115:16     1990  Cinderella         01-Jun-94
------------------------------------------------------------------------------
1150     Dirty Dozen #02         115:40     1990  Cinderella         22-Oct-94
------------------------------------------------------------------------------
0698     Dirty Dozen #03         111:37     1990  Cinderella         01-Jun-94
------------------------------------------------------------------------------
0699     Dirty Dozen #04         115:00     1990  Cinderella         01-Jun-94
------------------------------------------------------------------------------
1147     Dirty Dozen #05         114:00     1990  Cinderella         22-Oct-94
------------------------------------------------------------------------------
0980     Dirty Dozen #07          98:53     1990  Cinderella         12-Sep-94
------------------------------------------------------------------------------
1152     Dirty Dozen #10          95:10     1990  Cinderella         22-Oct-94
------------------------------------------------------------------------------
1146     Dirty Dozen #12         114:24     1990  Cinderella         22-Oct-94
------------------------------------------------------------------------------
1316     Dirty Dozen #15         115:05     1990  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1317     Dirty Dozen #17         109:29     1990  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1318     Dirty Dozen #18         109:12     1990  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1354     Dirty Dozen #19         110:01     1990  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1352     Dirty Dozen #20          85:38
------------------------------------------------------------------------------
2055     Dirty Dozen #22         118:51     1990  Cinderella         23-Feb-95
------------------------------------------------------------------------------
0305     Dirty Dozen #30          85:13           Hollywood Classi   14-Jun-94
------------------------------------------------------------------------------
2043     Dirty Dozen #30         100:14     1990  Cinderella         23-Feb-95
------------------------------------------------------------------------------
1143     Dirty Dozen #32         115:08     1990  Down & Dirty Vid   07-Sep-94
------------------------------------------------------------------------------
0981     Dirty Dozen 8**CPPA      99:00     1990
------------------------------------------------------------------------------
6012C    Dirty Dreams             00:00           Satellite II Prod.
------------------------------------------------------------------------------
3785     Dirty Girls              81:48     1986                     27-Jul-96
------------------------------------------------------------------------------
2100     Dirty Girls #03          73:10     1988  Plum Prod.         31-Jan-95
------------------------------------------------------------------------------
2721     Dirty Harriet            77:59     1986  Fat Dog            18-Oct-95
------------------------------------------------------------------------------
2814     Dirty Laundry            71:48     1988  Plum Prod.         29-Nov-95
------------------------------------------------------------------------------
1651     Dirty Lily               67:33           Night Magic        20-Dec-94
------------------------------------------------------------------------------
1856     Dirty Little Lies        77:18     1993  Video Team         20-Jan-95
------------------------------------------------------------------------------
2023     Dirty Looks              69:25     1990  Intropics          23-Feb-95
------------------------------------------------------------------------------
6219     Dirty Minds              85:49        0  Nitro              01-Mar-97
------------------------------------------------------------------------------
5352C    Dirty Movies             00:00
------------------------------------------------------------------------------
1227     Dirty Movies #01        112:45     1989  Western Visuals    27-Oct-94
------------------------------------------------------------------------------
1700     Dirty Movies #12        112:33           Western Visuals    20-Dec-94
------------------------------------------------------------------------------
1679     Dirty Movies #28        108:55           Western Visuals    20-Dec-94
------------------------------------------------------------------------------
3775     Dirty Stories #01       139:42                              03-Jul-96
------------------------------------------------------------------------------
4979     Dirty Stories #02       114:02           Plush Ent./Subli   14-Nov-96
------------------------------------------------------------------------------
4973     Dirty Stories #03       109:41     1995  Plush Ent./Subli   13-Nov-96
------------------------------------------------------------------------------
5075     Dirty Stories #04       118:58     1995  Plush Ent./Subli   14-Jan-97
------------------------------------------------------------------------------
5073     Dirty Stories #05        00:00           Plush Ent./Subli   14-Jan-97
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
6671     Dirty Stories #6        105:13     1996  Plush              14-Aug-97
------------------------------------------------------------------------------
0952     Dirty Thoughts           71:10                              16-Sep-94
------------------------------------------------------------------------------
0947     Dirty Tricks             76:38     1991  Coast To Coast     14-Aug-94
------------------------------------------------------------------------------
4822     Dirty Tricks            123:09     1991  John Leslie Prod.  08-Oct-96
------------------------------------------------------------------------------
6212     Dirty Video #01          68:44     1996  n                  05-Mar-97
------------------------------------------------------------------------------
6655     Dirty Video #2           72:47     1997  ABV-USA            03-Sep-97
------------------------------------------------------------------------------
6650     Dirty Video #3           72:52     1997  ABV-USA            03-Sep-97
------------------------------------------------------------------------------
2579     Dirty Western 2 -
           Smokin' Guns           77:07     1995  Cal Vista          29-Sep-95
------------------------------------------------------------------------------
1928     Diva -Being cosmetic
           edited-                74:31     1993  Xcitement          21-Feb-95
------------------------------------------------------------------------------
1179     Diver Down               75:31        0  N/A                22-Oct-94
------------------------------------------------------------------------------
3786     Do It In The Road        80:24     1990                     27-Jul-96
------------------------------------------------------------------------------
0783     Do The White Thing       70:45     1992  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
6039     Doctor Max              117:28     1996  Ona Zee/Jetset     10-Feb-97
------------------------------------------------------------------------------
6281     Doctor Trashy - Sweaty
           Situations             90:09     1997  Klimaxxx/Liquid    04-Apr-97
------------------------------------------------------------------------------
2950     Dog Walker              116:35     1995  Valentine Video    03-Jan-96
------------------------------------------------------------------------------
2446     Doing It                 82:19     1983  Select Video       22-Aug-95
------------------------------------------------------------------------------
4551     Doll House #01           83:44     1995  Ona Zee Prod.      23-Aug-96
------------------------------------------------------------------------------
4553     Doll House #03           81:19     1996  Ona Zee Prod.      23-Aug-96
------------------------------------------------------------------------------
4554     Doll House #04           82:21     1996  Ona Zee Prod.      23-Aug-96
------------------------------------------------------------------------------
4961     Doll House #05
           receptical             81:18     1996  Ona Zee Prod.      11-Nov-96
------------------------------------------------------------------------------
5234     Dominant Jean                0
------------------------------------------------------------------------------
2188     Domination               73:24     1994  Wicked Pictures    24-Apr-95
------------------------------------------------------------------------------
3814     Don't Bother to Knock    69:09                              31-Dec-95
------------------------------------------------------------------------------
6191     Done In The Desert Sun   85:29     1995  Outlaw Productio   21-Feb-97
------------------------------------------------------------------------------
3808     Donne Del Est           106:33        0                     31-Dec-95
------------------------------------------------------------------------------
3969     Dottor Max Colpisce
           Ancora                106:01        0                     31-Dec-95
------------------------------------------------------------------------------
3815     Double Anal**Missing     84:55
------------------------------------------------------------------------------
1366     Double Big Melons #05    98:42     1991  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1367     Double Big Melons #06    50:10
------------------------------------------------------------------------------
1364     Double Big Melons #08   100:23     1991  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1363     Double Big Melons #09    97:38     1988  Cinderella         17-Nov-94
------------------------------------------------------------------------------
0694     Double Big Melons #13   110:33     1989  Cinderella         01-Jun-94
------------------------------------------------------------------------------
0695     Double Big Melons #14    99:00           Cinderella         01-Jun-94
------------------------------------------------------------------------------
1365     Double Big Melons
           7*CPPA                100:15     1991
------------------------------------------------------------------------------
3231     Double Cross             72:11     1995  Western Visuals    23-Apr-96
------------------------------------------------------------------------------
0991     Double D 3**CPPA         91:00     1989
------------------------------------------------------------------------------
2943     Double D Housewives      77:49     1994  Paradise Visuals   19-Jan-96
------------------------------------------------------------------------------
1402     Double Detail            68:20           Soho               25-Nov-94
------------------------------------------------------------------------------
2948     Double Down             105:12     1993  LBO                19-Jan-96
------------------------------------------------------------------------------
1491     Double Ebony And Ivory
           #06                    55:36     1991  Ebony & Ivory      04-Nov-94
------------------------------------------------------------------------------
1494     Double Gems #01          60:38     1991  Cinderella         04-Nov-94
------------------------------------------------------------------------------
1495     Double Gems #03          58:35           Cinderella         04-Nov-94
------------------------------------------------------------------------------
1496     Double Gems #04          48:38           Cinderella         19-Dec-94
------------------------------------------------------------------------------
1497     Double Gems #05          52:27     1986  Cinderella         04-Nov-94
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4411     Double Horny             83:33     1994                     26-Jul-96
------------------------------------------------------------------------------
1171     Double Impact            70:18     1992  Cinderella         22-Oct-94
------------------------------------------------------------------------------
0316     Double Jeopardy #02      79:57     1990  Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
2410     Double Penetration       79:21           Western Visuals    18-Jul-95
------------------------------------------------------------------------------
6079     Double Penetration
           Virgins                72:56        0  Big Bang Video     28-Jan-97
------------------------------------------------------------------------------
6094     Double Penetration
           Virgins #01            76:41     1994  Big Bang Video     24-Feb-97
------------------------------------------------------------------------------
6120     Double Penetration
           Virgins #03            77:46     1994  Big Bang Video     24-Feb-97
------------------------------------------------------------------------------
6119     Double Penetration
           Virgins #04            86:18     1994  Big Bang Video     24-Feb-97
------------------------------------------------------------------------------
6095     Double Penetration
           Virgins 2                  0
------------------------------------------------------------------------------
6211     Double Pleasures         90:06     1996  n                  01-Mar-97
------------------------------------------------------------------------------
4631     Double Take              80:28     1989  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
2148     Dougie Hoser MD          75:53     1990  Video Team         10-Mar-95
------------------------------------------------------------------------------
3080     Down $4$ Bizness         67:47     1989  GMI                31-Jan-96
------------------------------------------------------------------------------
1420     Down And Dirty #41      106:20        0  Down & Dirty Vid   25-Nov-94
------------------------------------------------------------------------------
2322     DP Anal Sphincter Girls  55:30     1992  Global             24-Apr-96
------------------------------------------------------------------------------
2824     DP Boys #09- Janet and
           Da Boyz                65:54     1995  Heatwave Entert    29-Nov-95
------------------------------------------------------------------------------
2815     DP Ho's Compilation      69:56     1994  Heat Wave          29-Nov-95
------------------------------------------------------------------------------
5258     DP4                          0
------------------------------------------------------------------------------
4699     Dr. Black Love           78:13           Coast To Coast     05-Sep-96
------------------------------------------------------------------------------
3145     Dr. Butts #01           128:18    1991                      05-Jun-96
------------------------------------------------------------------------------
3146     Dr. Butts #02           132:41    1992                      06-Jun-96
------------------------------------------------------------------------------
3147     Dr. Butts 3-The Anal
           Asylum                121:38    1993                      02-Feb-96
------------------------------------------------------------------------------
6488     Dr. Fingers House Of
           Lesbians               83:13    1995   Sin City           07-May-97
------------------------------------------------------------------------------
4396     Dr. Jeckel & Mrs. Hyde   81:24    1990                      26-Jul-96
------------------------------------------------------------------------------
6118     Dr. Max & The Anal
           Housewives            110:51    1996   Ona Zee/Jetset     24-Feb-97
------------------------------------------------------------------------------
6193     Dr. Max & The Big Butt
           Girls                 100:04    1996   Ona Zee/Jetset     21-Feb-97
------------------------------------------------------------------------------
6194     Dr. Max & The Big Girls  87:07    1996   Ona Zee/Midnigh    21-Feb-97
------------------------------------------------------------------------------
6112     Dr. Max & The New
           Adventure              97:23           Ona Zee/Jetset P   20-Feb-97
------------------------------------------------------------------------------
4977     Dr. Max And The Anal
           Girls                  99:35       0   Digital Media      14-Nov-96
------------------------------------------------------------------------------
1425     Dragon Lady              86:35    1992   Western Visuals    21-Nov-94
------------------------------------------------------------------------------
1641     Dragon Lady #03          74:39    1992   Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1642     Dragon Lady #04 - "Tales
           from The Bed           86:24    1993   Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1643     Dragon Lady #05 - "Tales
           from The Bed           85:42    1993   Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1644     Dragon Lady #06          86:50    1993   Western Visuals    11-Jan-95
------------------------------------------------------------------------------
6672     Dragon Lady #7          110:32    1994   Western Visuals    14-Aug-97
------------------------------------------------------------------------------
1156     Drain My Hose Dry       116:29    1989   Zane Ent.          07-Sep-94
------------------------------------------------------------------------------
4575     Dream Date               79:50    1992   Hollywood Video    23-Aug-96
------------------------------------------------------------------------------
0681     Dream Girls              73:00    1960   Cinderella         01-Aug-94
------------------------------------------------------------------------------
5348C    Dream Jeans                  0
------------------------------------------------------------------------------
3143     Dream Lover              75:28    1995   Sin City           28-Feb-96
------------------------------------------------------------------------------
3816     Dream Lust               80:36    1995                      27-Jul-96
------------------------------------------------------------------------------
1116     Dream Machine            69:45    1992   Cinderella         23-Sep-94
------------------------------------------------------------------------------
2420     Dream Strokes            90:20    1994   Vidmax Corporat    11-Aug-95
------------------------------------------------------------------------------
6072     Dreamhouse              105:35    1996   XPLOR              10-Feb-97
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3215     Dreams Bi-Night          59:34    1989   Pleasure Prod.     13-Mar-96
------------------------------------------------------------------------------
0318     Dreams Come True         77:06    1990   Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
2662     Dreams In The Forbidden
           Zone                   78:16    1988   Night Magic Vide   05-Oct-95
------------------------------------------------------------------------------
3812     Dreams of an Everyday
           Housewife              71:04                              27-Jul-96
------------------------------------------------------------------------------
3282     Dreams Of Desire        100:07    1996   Ona Zee Prod.      09-May-96
------------------------------------------------------------------------------
3361     Drilling For Gold        86:58    1995   Moonlight          30-May-96
------------------------------------------------------------------------------
1710     Dripping Wet            111:15    1994
------------------------------------------------------------------------------
1129     Dripping Wet #01         88:11    1989   Cinderella         07-Sep-94
------------------------------------------------------------------------------
2040     Dripping Wet #02         68:50    1989   Cinderella         23-Feb-95
------------------------------------------------------------------------------
1295     Dripping Wet #04         81:27    1989   Cinderella         17-Nov-94
------------------------------------------------------------------------------
1296     Dripping Wet #05         86:03           Cinderella         17-Nov-94
------------------------------------------------------------------------------
2058     Dripping Wet #10         72:59    1989   Cinderella         23-Feb-95
------------------------------------------------------------------------------
2077     Dripping Wet #12         72:00    1989   Cinderella         23-Feb-95
------------------------------------------------------------------------------
1250     Dripping With Desire     81:00           Dreamland Ent.     27-Oct-94
------------------------------------------------------------------------------
6029     Driving Miss Daisy Crazy 89:35    1990   Western Visuals    28-Jan-97
------------------------------------------------------------------------------
1691     Driving Miss Daisy Crazy
           Again                  84:40    1992   Western Visuals    20-Dec-94
------------------------------------------------------------------------------
3813     Dun-Hur                  73:35    1984                      27-Jul-96
------------------------------------------------------------------------------
1844     Dutch Masters            82:24    1990   Intropics          20-Jan-95
------------------------------------------------------------------------------
1941     Dutch Treat             113:43    1992   Video Team         02-Mar-95
------------------------------------------------------------------------------
4746     Dynasty's Anal Brat Pack 87:38    1996   Outlaw             20-Sep-96
------------------------------------------------------------------------------
1173     Eager Beaver             74:39
------------------------------------------------------------------------------
0855     Earthquake Girls         76:15    1990   Coast To Coast     06-May-94
------------------------------------------------------------------------------
6657     East Coast Boys In
           Search Of Fresh Fl     92:00           CED
------------------------------------------------------------------------------
2849     East Coast Sluts #01     69:45    1995   Pleasure Produc    11-Dec-95
------------------------------------------------------------------------------
2850     East Coast Sluts #02     70:52    1995   Pleasure Produc    11-Dec-95
------------------------------------------------------------------------------
3066     East Coast Sluts #03     66:14    1995                      19-Jan-96
------------------------------------------------------------------------------
5223     East L.A. Law            53:39    1991   Western Visuals    08-Jan-97
------------------------------------------------------------------------------
4462     East Meets West          69:31    1995   EVN (CDI)          25-Jul-96
------------------------------------------------------------------------------
1910     Easy Access              87:51    1988   Zane Ent.          23-Feb-95
------------------------------------------------------------------------------
3821     Easy Pussy               75:38    1991                      27-Jul-96
------------------------------------------------------------------------------
3054     Easy Way Out             89:12    1989                      31-Jan-96
------------------------------------------------------------------------------
2905     Eat At Daves             68:20    1995   Sin City           04-Jan-96
------------------------------------------------------------------------------
0101     Eat My Jizz              30:00
------------------------------------------------------------------------------
0974     Ebony And Ivory          55:42           Cinderella         12-Sep-94
------------------------------------------------------------------------------
1868     Ebony Love #03           72:52    1993   VideoTeam          30-Jan-95
------------------------------------------------------------------------------
3288     Eclipse                  71:30    1993   Sin City           01-May-96
------------------------------------------------------------------------------
3822     Ecstasy                  72:17                              27-Jul-96
------------------------------------------------------------------------------
3006     Edge                     82:16    1995   Sin City           02-Feb-96
------------------------------------------------------------------------------
0901     Edge Of Heat             86:51           California 4 Play  30-Aug-94
------------------------------------------------------------------------------
0953     Edge Of Sensation        72:00    1991   Legend Video       16-Sep-94
------------------------------------------------------------------------------
1275     Educating Kasha          82:42
------------------------------------------------------------------------------
2609     Education D'une Pute     84:22           Europix            30-Aug-95
------------------------------------------------------------------------------
XXX      Education of The Baroness    0
------------------------------------------------------------------------------
1828     Edward Penishands #01    71:55    1991   Paul Norman Pro    20-Jan-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1800     Edward Penishands #02    69:11    1991   Paul Norman Pro    20-Jan-95
------------------------------------------------------------------------------
1786     Edward Penishands #03    71:49    1991   Paul Norman Pro    30-Jan-95
------------------------------------------------------------------------------
4363     Egg Foo Kitty Yung       67:25           EVN (CDI)          26-Jul-96
------------------------------------------------------------------------------
2876     Elle Suce A Genoux       53:42       0   Direct Video       04-Jan-96
------------------------------------------------------------------------------
1069     Elvis Slept Here         65:47    1994   Legend Video       20-Oct-94
------------------------------------------------------------------------------
0579     Emmanuelle A Cannes      81:18           Les Films J.M.P    01-Jun-94
------------------------------------------------------------------------------
3828     EMP #102                     0
------------------------------------------------------------------------------
3826     EMP #104                 72:49       0                      27-Jul-96
------------------------------------------------------------------------------
3825     EMP #109                 69:41                              27-Jul-96
------------------------------------------------------------------------------
3824     EMP #110                 74:09       0                      27-Jul-96
------------------------------------------------------------------------------
4500     EMP #302                 72:23                              01-Aug-96
------------------------------------------------------------------------------
0438     Empire Of The Sins       75:00    1988   Nightlight Expres  23-Sep-94
------------------------------------------------------------------------------
4624     Employee Entrance - The
           Back Door              82:56    1996   Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
1252     En Garde                 72:19    1993   Dreamland Ent.     27-Oct-94
------------------------------------------------------------------------------
3823     Endangered               82:54    1992                      27-Jul-96
------------------------------------------------------------------------------
1678     Endless Nights           79:02           Cinderella         19-Dec-94
------------------------------------------------------------------------------
0577     Enleve Ton Slip          85:00       0   N/A                01-Jun-94
------------------------------------------------------------------------------
6243     Entangled                92:05    1996   Klimaxxx Prod.     04-Apr-97
------------------------------------------------------------------------------
2852.5   Entertainment Bi-Night   83:37           Pleasure Produc    11-Dec-95
------------------------------------------------------------------------------
0342     Entertainment L.A. Style 83:32    1990   Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
1990     Entrainement Anale       92:12       0   Fanta-Z            10-Mar-95
------------------------------------------------------------------------------
3819     Environmental Attorney   96:14    1993                      27-Jul-96
------------------------------------------------------------------------------
4826     Erika Bella Euroslut     91:17    1995   Elegant Angel      08-Oct-96
------------------------------------------------------------------------------
3467     Erotic Angel             80:29           VPN                28-May-96
------------------------------------------------------------------------------
3301     Erotic Appetites         81:11    1995   Metro              15-May-96
------------------------------------------------------------------------------
4929     Erotic Dreams            74:17    1987   Hollywood Video    15-Nov-96
------------------------------------------------------------------------------
5232     Erotic Dripping
           Orientals              00:00           Western Visuals
------------------------------------------------------------------------------
2094     Erotic Explosions #13   106:03    1990                      01-May-95
------------------------------------------------------------------------------
5337C    Erotic Interludes-
           Legends Of Porn, Se    00:00
------------------------------------------------------------------------------
1207     Erotic Moments           77:11           American Adult     05-Nov-94
------------------------------------------------------------------------------
1255     Erotic Newcommers #01    80:23    1993   Dreamland Ent.     27-Oct-94
------------------------------------------------------------------------------
1254     Erotic Newcummers #02 -
           Texas Twist            71:07    1993   Dreamland Ent.     27-Oct-94
------------------------------------------------------------------------------
4967     Erotic Newcummers #05    75:25    1996   Dreamland Ent.     13-Nov-96
------------------------------------------------------------------------------
4812     Erotic Penetration       84:06    1993   Hollywood Video    17-Oct-96
------------------------------------------------------------------------------
1662     Erotic Radio WSEX        80:22    1984   Night Magic        20-Dec-94
------------------------------------------------------------------------------
6555     Erotic Rondo             80:05    1996   In-X-Cess Prod.    02-Jun-97
------------------------------------------------------------------------------
1521     Erotic Tail Pumping     113:16           Video Ent.         28-Oct-94
------------------------------------------------------------------------------
0962     Erotica                  88:34    1991   Coast To Coast     14-Sep-94
------------------------------------------------------------------------------
1374     Erotica From The Past    68:00
------------------------------------------------------------------------------
2234     Erotika                  91:51    1995   Western Visuals    24-Apr-95
------------------------------------------------------------------------------
6162     Esclave Du Sexe          82:11           Turbo              24-Feb-97
------------------------------------------------------------------------------
3027     Eskimo Gang Bang         62:57           Heat Wave          02-Feb-96
------------------------------------------------------------------------------
3830     Essence of a Woman       76:13    1993   Ona Zee Prod.      27-Jul-96
------------------------------------------------------------------------------
1269     Eternal Idol             68:58    1992   Cinderella         05-Nov-94
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4406     Eternity                 72:09     1991                     26-Jul-96
------------------------------------------------------------------------------
4844     Euro Casting "Michelle"  79:29           Turbo Films        12-Nov-96
------------------------------------------------------------------------------
4838     Euro Gang Bang           81:56        0  Turbo Films        08-Nov-96
------------------------------------------------------------------------------
4707     Euro Kink #01            89:47     1995  In-X-Cess Produc
------------------------------------------------------------------------------
4793     Euro Kink #02 - I Love
           To Suck Dick           89:40     1995  In-X-Cess Produc   16-Oct-96
------------------------------------------------------------------------------
3831     Euro Max #01            102:13     1995                     03-Jul-96
------------------------------------------------------------------------------
4713     Euro Sex #01             88:32     1994  In-X-Cess Prod     05-Sep-96
------------------------------------------------------------------------------
0996     Euro Slut                76:00     1993  Coast To Coast     12-Sep-94
------------------------------------------------------------------------------
4711     Euro Sluts #01           89:46     1995  In-X-Cess Prod     05-Sep-96
------------------------------------------------------------------------------
4924     Euro-Bimbette            86:00     1996  Tight Ends Prod.   13-Nov-96
------------------------------------------------------------------------------
4803     Euro-Max #3              76:38     1995  Sin City Video
------------------------------------------------------------------------------
4792     Euro-Sex Collection #02  89:41     1995  In-X-Cess Innerv   16-Oct-96
------------------------------------------------------------------------------
2473     European Amateurs        57:55     1991  Amateur Adult Vi   08-Sep-95
------------------------------------------------------------------------------
6722     European Debutante #07   89:48                              08-Sep-97
------------------------------------------------------------------------------
4706     European Debutantes #01  85:35     1994  In-X-Cess Produc   05-Sep-96
------------------------------------------------------------------------------
4767     European Debutantes #02  88:16     1994  In-X-Cess Produc   24-Sep-96
------------------------------------------------------------------------------
5188     European Debutantes #03  00:00           In-X-Cess Produc   12-Dec-96
------------------------------------------------------------------------------
5190     European Debutantes #04  00:00           In-X-Cess Produc   12-Dec-96
------------------------------------------------------------------------------
5189     European Debutantes #05  00:00           In-X-Cess Produc   12-Dec-96
------------------------------------------------------------------------------
6561     European Debutantes #06  91:01     1996  In-X-Cess Produc   08-May-97
------------------------------------------------------------------------------
6553     European Debutantes #08  89:52     1995  In-X-Cess Produc   02-Jun-97
------------------------------------------------------------------------------
6552     European Debutantes #09  89:32     1995  In-X-Cess Produc   02-Jun-97
------------------------------------------------------------------------------
6551     European Debutantes #10  89:56     1995  In-X-Cess Produc   02-Jun-97
------------------------------------------------------------------------------
4794     Eurosluts #02 - I Need
           To Be Fucked           89:50     1995  In-X-Cess Prod     16-Oct-96
------------------------------------------------------------------------------
6709     Eurotica #02 - French
           Group Gropes          115:24     1995                     03-Sep-97
------------------------------------------------------------------------------
6710     Eurotica #03 - French
           Group Gropes          115:24     1995                     03-Sep-97
------------------------------------------------------------------------------
6712     Eurotica #05 -
           Pulsating Pussies     106:16     1995                     03-Sep-97
------------------------------------------------------------------------------
6713     Eurotica #06 - The Butt
           Bangers               114:49     1996                     08-Sep-97
------------------------------------------------------------------------------
6714     Eurotica #07 - Anal
           Gang Bang Galore      103:51     1995                     08-Sep-97
------------------------------------------------------------------------------
6751     Eurotica #08 - The
           Queens of D. P.       109:36     1995                     03-Sep-97
------------------------------------------------------------------------------
6717     Eurotica #10-The DP
           Extravaganza!         105:20     1996                     08-Sep-97
------------------------------------------------------------------------------
6718     Eurotica #12 - Les
           Grande Gang Bang      111:10     1996                     08-Sep-97
------------------------------------------------------------------------------
6720     Eurotica #15 - Anal
           Ecstasy                87:18     1997                     08-Sep-97
------------------------------------------------------------------------------
6708     Eurotica: Parisienne
           Gang Bangs            114:02     1995                     03-Sep-97
------------------------------------------------------------------------------
3832     Eurotrash #02            85:22     1994                     24-Jul-96
------------------------------------------------------------------------------
4384     Eurotrash #03            80:51                              26-Jul-96
------------------------------------------------------------------------------
N/A      Eurotrash#06             71:00     1993                     26-Jul-96
------------------------------------------------------------------------------
N/A      Eurotrash #10            73:00     1993                     26-Jul-96
------------------------------------------------------------------------------
0864     Eve Of Seduction         70:42           Cinderella         01-Aug-94
------------------------------------------------------------------------------
3827     Every Woman's Secret     73:54                              27-Jul-96
------------------------------------------------------------------------------
0928     Evil Woman               68:34     1991  Legend Video       16-Sep-94
------------------------------------------------------------------------------
4983C    Exhausted                76:00     1981
------------------------------------------------------------------------------
2246     Exit In Rear             73:48     1993  X-Citement Prod    01-May-95
------------------------------------------------------------------------------
4964     Exotic Car Models #01    75:00     1996  In-X-Cess Produc   13-Nov-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4965     Exotic Car Models #02    75:00     1996  In-X-Cess Produc   13-Nov-96
------------------------------------------------------------------------------
4632     Expert Tease             74:32     1988  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
1822     Exposee                  87:34        0  Double Dee         03-Jan-95
------------------------------------------------------------------------------
6043     Exstacy                 103:24     1995  Western Visual     28-Jan-97
------------------------------------------------------------------------------
1648     Extreme Closeup          77:35     1987  Night Magic        11-Jan-95
------------------------------------------------------------------------------
2290     Extreme Passion          88:02     1993  Wicked Pictures    01-May-95
------------------------------------------------------------------------------
0013     Extremes                 67:02     1992
------------------------------------------------------------------------------
3057     Extrordinaire #02 -
           Bites Dans L'Anus      76:15     1995  Europix            19-Jan-96
------------------------------------------------------------------------------
1297     Eye Of The Needle        70:01     1991  Cinderella         17-Nov-94
------------------------------------------------------------------------------
3229     FZone                    82:05     1995  Western Visuals    23-Apr-96
------------------------------------------------------------------------------
2038     Face Sitter #03          77:36     1994  CoastTo Coast      02-Mar-95
------------------------------------------------------------------------------
1034     Facesitter               76:15     1992  Coast To Coast     12-Sep-94
------------------------------------------------------------------------------
1431     Facesitter #02           76:15     1993  Coast To Coast     28-Oct-94
------------------------------------------------------------------------------
1680     Faithless Companions     85:32     1993  Western Visuals    20-Dec-94
------------------------------------------------------------------------------
0900     Falcon Head              77:32     1990  Argen Home Vid     30-Aug-94
------------------------------------------------------------------------------
2795     Fallen Angel - The
           Lost Episodes          75:30     1980  Western Visuals    29-Nov-95
------------------------------------------------------------------------------
6284C    Family Affairs           73:52
------------------------------------------------------------------------------
2179     Famous Anus              74:11     1990  Executive          29-Mar-95
------------------------------------------------------------------------------
6213     Fan Fuxxx                89:05        0  CED, Inc.          01-Mar-97
------------------------------------------------------------------------------
6645     Fanny Annie              83:00
------------------------------------------------------------------------------
5213     Fanny Farm               00:00
------------------------------------------------------------------------------
1033     Fantasmes De Sonia       78:11     1990  High Class         12-Sep-94
------------------------------------------------------------------------------
4623     Fantastic Memories       83:08           Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
4542     Fantasy Couples          75:47     1988  Fantazy Ent        09-Aug-96
------------------------------------------------------------------------------
3838     Fantasy Escorts          74:12     1993                     27-Jul-96
------------------------------------------------------------------------------
3494     Fantasy Girls            89:38     1989  Fantazy            30-May-96
------------------------------------------------------------------------------
1096     Fantasy Realm #02 -
           Unlaced                76:33     1992  T.H. Royal         07-Sep-95
------------------------------------------------------------------------------
1624     Fantasy Weekend          79:34     1987  LA Video           30-Jan-95
------------------------------------------------------------------------------
2588     Fashion Fantasies        81:28     1985  International Ma   08-Sep-95
------------------------------------------------------------------------------
6648     Fashion Passion          86:51
------------------------------------------------------------------------------
6297     Fatal Bet                99:04     1995  Digital Media Grp  08-May-97
------------------------------------------------------------------------------
3325     Fatal illusion           87:34        0                     15-May-96
------------------------------------------------------------------------------
2272     Fatal Passion            77:41     1988  Coast To Coast     31-Mar-95
------------------------------------------------------------------------------
1903     Father Of The Babe       71:22     1993  Zane Ent.          01-Mar-95
------------------------------------------------------------------------------
2834     Fatliners                86:12     1990  Showtime           11-Dec-95
------------------------------------------------------------------------------
2935     Fatliners #02            80:39     1990  Showtime           03-Jan-96
------------------------------------------------------------------------------
3446     Favorite Anals           65:42     1995  Ona Zee Prod.      15-May-96
------------------------------------------------------------------------------
3445     Favorite Facials         80:26     1995  Ona Zee Prod.      15-May-96
------------------------------------------------------------------------------
3313     Fazano's Student Bodies 130:54     1995  Elegant Angel      07-May-96
------------------------------------------------------------------------------
6643     Feast                    77:17
------------------------------------------------------------------------------
4775     Feds in Bed              81:30     1993  Hollywood Video    07-Oct-96
------------------------------------------------------------------------------
6260     Fellatio Fenatics        78:58     1996  Star World Prod.   04-Apr-97
------------------------------------------------------------------------------
6496     Female Traffic           77:24     1995  Digital Media Grp  07-May-97
------------------------------------------------------------------------------
6503     Femelle Adultre          79:27     1995  Gerard Menoud      07-May-97
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2992     Femme                    74:42     1984  Femme              23-Apr-96
------------------------------------------------------------------------------
6076     Femme Fatale                 0        0  N/A
------------------------------------------------------------------------------
2993     Femme: Urban Heat        77:25     1985  Femme              23-Apr-96
------------------------------------------------------------------------------
1059     Femmes Perverses         83:37     1993  Casanova           20-Oct-94
------------------------------------------------------------------------------
1591     Festival Des Pipes       83:35           Fantasy            18-Nov-94
------------------------------------------------------------------------------
2542     Fever Pitch              83:42     1995  Ona Zee Prod.      29-Sep-95
------------------------------------------------------------------------------
2656     Film Buff**Cppa          87:05     1994
------------------------------------------------------------------------------
1763     Filthy Delights          81:09     1990  Plum Prod.         08-Feb-95
------------------------------------------------------------------------------
1747     Filthy Delights #03      79:13     1990  Plum Prod.         08-Feb-95
------------------------------------------------------------------------------
1746     Filthy Delights #04      78:06     1990  Plum Prod.         08-Feb-95
------------------------------------------------------------------------------
6581     Filthy Fuckers #20      115:13     1995  CED/Zane           07-Jun-97
------------------------------------------------------------------------------
6604     Filthy Fuckers #51      120:10     1996  CED/Zane           08-Jun-97
------------------------------------------------------------------------------
3254     Finger Friggin' #02      59:18     1988  Pleasure Produc    23-May-96
------------------------------------------------------------------------------
1947     Fingers                  74:23     1994  Legend             23-Feb-95
------------------------------------------------------------------------------
4612     Finishing Touch          84:40     1994  CDI/Dreamland      30-Aug-96
------------------------------------------------------------------------------
3230     Fire & Ice               77:11     1995  Western Visuals    23-Apr-96
------------------------------------------------------------------------------
2889     Fire Crackers            85:47     1995  Heatwave           03-Jan-96
------------------------------------------------------------------------------
2287     FIRM                     66:48     1993  Deavo Media/Mid    02-Jun-95
------------------------------------------------------------------------------
3287     Firm Offer               69:06     1995  Sin City           08-May-96
------------------------------------------------------------------------------
3607     First Time Ever          85:56     1995                     02-Jul-96
------------------------------------------------------------------------------
3533     Fishin' For Lust         76:24     1995  Nitro              24-Sep-96
------------------------------------------------------------------------------
1469     Fist Full Of Bimbos      80:51     1988  Fanta-Z/Cinderell  18-Nov-94
------------------------------------------------------------------------------
3571     Fistful of Bimbos        80:20     1994  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
2634     Flesh and Boner          77:10     1994  Western Visuals    30-Aug-95
------------------------------------------------------------------------------
1660     Flesh And Fantasy *CPPA  75:28
------------------------------------------------------------------------------
3028     Flesh Mates              78:34        0  Erotic Angel/T &   03-Jan-96
------------------------------------------------------------------------------
5335C    Flesh N' Lace #2             0
------------------------------------------------------------------------------
5018     Flesh Shopping Network   85:48     1995  Sin City           19-Nov-96
------------------------------------------------------------------------------
2186     Flexxx                   80:10     1994  Video Team         01-May-95
------------------------------------------------------------------------------
2504     Flexxx #02               80:39     1995  Video Team         30-Aug-95
------------------------------------------------------------------------------
4561     Flying High #01          79:36     1993  Hollywood Video    23-Aug-96
------------------------------------------------------------------------------
4774     Flying High #02          74:28     1993  Hollywood Video    07-Oct-96
------------------------------------------------------------------------------
5152     Foolish Pleasure         78:18           n                  08-Apr-97
------------------------------------------------------------------------------
3570     For Her Lips Only        74:54     1989  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
3573     For Her Pleasure Only    73:35     1989  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
2888     For Sale Bi - Owner      54:36     1993  Heatwave           03-Jan-96
------------------------------------------------------------------------------
3837     Forbidden Desires        69:08     1991  Fanta-Z Home Vi    07-Oct-96
------------------------------------------------------------------------------
0950     Forbidden Games          70:47     1990  Cinderella         01-Aug-94
------------------------------------------------------------------------------
3242     Forbidden Pleasures      78:13     1993  Forbidden Films    06-May-96
------------------------------------------------------------------------------
3836     Forbidden Pleasures      78:13                              27-Jul-96
------------------------------------------------------------------------------
1056     Foreign Affairs          66:48     1992  Legend Video       20-Oct-94
------------------------------------------------------------------------------
1869     Foreign Affairs          72:57     1993  Video Team         08-Aug-95
------------------------------------------------------------------------------
5049     Foreign Asses            75:03     1996  Masked Pictures    21-Nov-96
------------------------------------------------------------------------------
3031     Foreskin Gump            74:43     1994  Legend Video       03-Jan-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
0929     Forever                  67:55     1991  Legend Video       25-Aug-94
------------------------------------------------------------------------------
1298     Forever Yours            70:08     1991  Cinderella         17-Nov-94
------------------------------------------------------------------------------
3834     Fox Fever                81:30                              26-Jul-96
------------------------------------------------------------------------------
3079     Franken Hunter**Grainy
          Viz do not air          70:51     1993  Global Media       26-Feb-96
------------------------------------------------------------------------------
3495     Frankenpenis             83:29     1996  Leisure Time Co    28-Jun-96
------------------------------------------------------------------------------
3735     Frankenstein             81:15     1995                     27-Jul-96
------------------------------------------------------------------------------
1251     Frat Girls Of Double D   78:47     1993  Plum Prod.         27-Oct-94
------------------------------------------------------------------------------
6283C    French Finishing School  0
------------------------------------------------------------------------------
5097     Frenchman In Budapest    86:51     1995  Digital Media      08-Jan-97
------------------------------------------------------------------------------
2928     Frenzy                   81:00     1993                     03-Jan-96
------------------------------------------------------------------------------
3380     Fresh Meat-A Ghost
          Story-                  97:36     1994  John Leslie        24-May-96
------------------------------------------------------------------------------
4816     Fresh Meat Vol.#02      115:26     1996  Evil Angel/John    07-Oct-96
------------------------------------------------------------------------------
4510     Friday Night Fever       76:01     1990                     01-Aug-96
------------------------------------------------------------------------------
5295C    Friday The 13th #02      00:00
------------------------------------------------------------------------------
2000     Friends And Lovers #01   77:55     1991  Video Team         02-Mar-95
------------------------------------------------------------------------------
2033     Friends And Lovers #02   74:03     1991  Video Team         02-Mar-95
------------------------------------------------------------------------------
5168     Friends In Sex           99:41           Private            10-Feb-97
------------------------------------------------------------------------------
3315     From China With love     83:11     1993  Zane Ent.          07-May-96
------------------------------------------------------------------------------
4352     From Hand to Mouth      110:40           Odyssey Group      26-Jul-96
------------------------------------------------------------------------------
1299     From Kasha With Love     68:09           Cinderella         17-Nov-94
------------------------------------------------------------------------------
1672     From Rags To Riches      82:25     1988  Cinderella         19-Dec-94
------------------------------------------------------------------------------
1524     Fuck Lust #03            86:57           L.Prod.            28-Oct-94
------------------------------------------------------------------------------
1162     Fuck Meisters Of The
          Universe               117:41           Zane Ent.          07-Sep-94
------------------------------------------------------------------------------
1078     Fucking On All Fours     70:02     1991  Hard 90s           22-Oct-94
------------------------------------------------------------------------------
6639     Full Moon Fever          60:01     1994  Ona Zee            25-Jul-97
------------------------------------------------------------------------------
1862     Full Nest                79:45     1992  Western Visuals    03-Jan-95
------------------------------------------------------------------------------
2074     Fun And Games            71:34     1994  Fat Dog            23-Feb-95
------------------------------------------------------------------------------
3157     Games Couples Play       80:36     1987  Hollywood Video    25-Mar-96
------------------------------------------------------------------------------
1656     Games Women Play         72:10     1980  Night Magic        20-Dec-94
------------------------------------------------------------------------------
6633     Gang Bang #01            70:36     1994  Nitsch CDI         25-Jul-97
------------------------------------------------------------------------------
2946     Gang Bang A L'Italienne  72:20           Europix            24-Jan-96
------------------------------------------------------------------------------
3865     Gang Bang Bitches #01    83:09     1991                     16-Jul-96
------------------------------------------------------------------------------
3864     Gang Bang Bitches #02    82:45     1994                     24-Jul-96
------------------------------------------------------------------------------
3859     Gang Bang Bitches #03    74:38     1994                     18-Jul-96
------------------------------------------------------------------------------
3844     Gang Bang Bitches #04    83:10     1994
------------------------------------------------------------------------------
3845     Gang Bang Bitches #05    80:17     1994                     18-Jul-96
------------------------------------------------------------------------------
3842     Gang Bang Bitches #06    72:25     1995                     27-Jul-96
------------------------------------------------------------------------------
3843     Gang Bang Bitches #07    67:08     1995                     27-Jul-96
------------------------------------------------------------------------------
4395     Gang Bang Bitches #08    66:50     1995                     26-Jul-96
------------------------------------------------------------------------------
3840     Gang Bang Bitches #09    69:56     1995                     27-Jul-96
------------------------------------------------------------------------------
4332     Gang Bang Bitches #10    71:27     1994  CDI/Plum           26-Jul-96
------------------------------------------------------------------------------
4336     Gang Bang Bitches #11    57:30     1995  CDI/Plum           26-Jul-96
------------------------------------------------------------------------------
4870     Gang Bang Bitches #12    70:03     1996  Ream-O-Rama        17-Oct-96
------------------------------------------------------------------------------
3852     Gang Bang Cummers        73:19     1993                     27-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3841     Gang Bang Face Bath #01  70:58     1993                     27-Jul-96
------------------------------------------------------------------------------
3854     Gang Bang Face Bath #02  72:25     1994                     27-Jul-96
------------------------------------------------------------------------------
3839     Gang Bang Face Bath #03  72:24     1994                     27-Jul-96
------------------------------------------------------------------------------
3850     Gang Bang Fury           71:19     1992                     27-Jul-96
------------------------------------------------------------------------------
3849     Gang Bang Jizz Jammers   72:28     1994                     07-Oct-96
------------------------------------------------------------------------------
1525     Gang Bang Lust #03       75:37           L.Prod.            28-Oct-94
------------------------------------------------------------------------------
5068     Gang Bang O' Rama -
          Next!                   61:13     1996  CDI/Cinderella     10-Feb-97
------------------------------------------------------------------------------
5065     Gang Bang O'Rama #03     59:34     1996  CDI/Cinderella     14-Jan-97
------------------------------------------------------------------------------
5066     Gang Bang O'Rama-
          Please Take A Nu        62:10     1996  CDI/Cinderella     10-Feb-97
------------------------------------------------------------------------------
6265     Gang Bang Princess       73:54     1996  Tight Ends Produ   04-Apr-97
------------------------------------------------------------------------------
3846     Gang Bang Pussy Cat      76:14     1992                     18-Jul-96
------------------------------------------------------------------------------
4796     Gang Bang Story          77:50     1993  In-X-Cess Prod./   16-Oct-96
------------------------------------------------------------------------------
3851     Gang Bang Thrills        75:15     1992                     27-Jul-96
------------------------------------------------------------------------------
4400     Gang Bang Virgin #02     74:14     1995  Hollywood Video    26-Jul-96
------------------------------------------------------------------------------
3866     Gang Bang Virgins #1     76:54     0     Hollywood Video    27-Jul-96
------------------------------------------------------------------------------
3853     Gang Bang Wild Style     73:19     1993                     27-Jul-96
------------------------------------------------------------------------------
6199     Gang Banging Whores      71:18     1996                     24-Feb-97
------------------------------------------------------------------------------
2318     Gangbanger's Ball        56:32     1994  Global             24-Apr-96
------------------------------------------------------------------------------
3856     Gazongo                  79:31     1995                     26-Jul-96
------------------------------------------------------------------------------
6099     Geek's Pool Party        83:13     1996  Story Line Produ   24-Feb-97
------------------------------------------------------------------------------
4845     Geile Kussen Aus England 80:32           Turbo Films        12-Nov-96
------------------------------------------------------------------------------
2317     Geisha Princesses        54:51     1994  Global             24-Apr-96
------------------------------------------------------------------------------
2922     Gemini                   78:59     1994  Sin City           03-Jan-96
------------------------------------------------------------------------------
4947     Gender Transender        61:55     1996  Plush Ent-/Blue C  05-Nov-96
------------------------------------------------------------------------------
4572     Gentlemen Prefer
          She-Males               78:43           CDI/Pepper         23-Aug-96
------------------------------------------------------------------------------
1600     Geranalmo                72:00                              11-Jan-95
------------------------------------------------------------------------------
3861     Get Lucky                78:56     1996  Nitro              12-Nov-96
------------------------------------------------------------------------------
4976     Getting Personal         80:58     1995  Plush Ent.         13-Nov-96
------------------------------------------------------------------------------
1276     Getting Ready            84:43     1986  Cinderella         05-Nov-94
------------------------------------------------------------------------------
0889     Ghost to Ghost           82:34     0     Coast To Coast     30-Aug-94
------------------------------------------------------------------------------
1043     Ghost Writer             70:45     1993  Legend             31-Oct-94
------------------------------------------------------------------------------
5279C    Ghostess With The
          Mostess                 00:00           Blu-Pix
------------------------------------------------------------------------------
6571     Giclera Bien qui Gildera
          La dernier              69:18     1996  Turbo Films        02-Jun-97
------------------------------------------------------------------------------
6608     Gigi Gives It Away       99:31     1995  Digital Media Gro  08-Jun-97
------------------------------------------------------------------------------
4954     Gigolo's Day             83:00     1995  Digital Media      05-Nov-96
------------------------------------------------------------------------------
2675     Gilligan's Bi-Land       76:23     0     Pleasure Produc    30-Sep-95
------------------------------------------------------------------------------
2500     Gimme Some Head          76:30     1995  Video Team         30-Aug-95
------------------------------------------------------------------------------
4791     Gina's Anal Gang Bang    68:46     1995  Sin City           16-Oct-96
------------------------------------------------------------------------------
2459     Ginger Lynn's Hawaiian
          Scrapbook               86:23     1988  Gourmet Video C    30-Aug-95
------------------------------------------------------------------------------
6654     Girl Just Can't Help It
          #7                      73:28           ABV-USA
------------------------------------------------------------------------------
2354     Girl On The Run          77:34     1985                     21-Jul-95
------------------------------------------------------------------------------
1559     Girl Toys                74:32     1986  Dreamland Ent.     03-Jan-95
------------------------------------------------------------------------------
6278     Girl, The Thief, & The
          Detective               88:54     1995  Klimaxxx / Helen   04-Apr-97
------------------------------------------------------------------------------
3858     Girlfriends              68:19     1995                     27-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2910     Girlfriends              70:15     1992                     03-Jan-96
------------------------------------------------------------------------------
2180     Girls And Guns           84:58     1993  Midnight Vid.      29-Mar-95
------------------------------------------------------------------------------
6216     Girls From Russia        86:03     1996  Western Visuals    01-Mar-97
------------------------------------------------------------------------------
0978     Girls Girls Girls        76:00           Cinderella         12-Sep-94
------------------------------------------------------------------------------
2554     Girls In The Hood #02    78:15     1992  Heat Wave Enter    29-Sep-95
------------------------------------------------------------------------------
3224     Girls Just Wanna Have
          Girls                   71:12           Janus Rainer       07-May-96
------------------------------------------------------------------------------
1878     Girls Of Double D #04    70:33     1994  Fat Dog            30-Jan-95
------------------------------------------------------------------------------
0670     Girls Of Double D #05
          -D0670                  84:08     1994  Cinderella         01-Aug-94
------------------------------------------------------------------------------
0979     Girls Of Double D #05
          -D0979                  80:05     1988  Cinderella         12-Sep-94
------------------------------------------------------------------------------
1312     Girls Of Double D #07    75:35           Cinderella         17-Nov-94
------------------------------------------------------------------------------
1313     Girls Of Double D #11    71:06     1990  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1314     Girls Of Double D #12    72:00           Cinderella         17-Nov-94
------------------------------------------------------------------------------
1315     Girls Of Double D #14    72:10     1990  Cinderella         17-Nov-94
------------------------------------------------------------------------------
2709     Girls Of Double D -
          Double Delight          82:14     1986  CD Prod.           18-Oct-95
------------------------------------------------------------------------------
3512     Girls Of Fantasex        66:17     1996  Nitro/Marc Hendr   25-Sep-96
------------------------------------------------------------------------------
6218     Girls Of Fantasex
          Vol. 2                  71:57     0     Nitro              01-Mar-97
------------------------------------------------------------------------------
2456     Girls Of Holland -
          Sex Chef                75:48     1995  New Sensations     30-Aug-95
------------------------------------------------------------------------------
4640     Girls Of Sorority Row    98:03     1994  CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
4615     Girls Of Spring Break   107:40    1995   CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
3848     Girls of Summer          81:04     1993                     27-Jul-96
------------------------------------------------------------------------------
4643     Girls Of The Athletic
          Department             117:46    1995   CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
1961     Girls Of The Chorusline  78:57     1986  Classic Editions   23-Feb-95
------------------------------------------------------------------------------
4641     Girls Of The Ivy
          League                 109:08    1994   CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
1870     Girls Of The Packed #10 107:23    1994   Video Team         30-Jan-95
------------------------------------------------------------------------------
4642     Girls Of The Very Big
          Eight                  110:13    1994   CDIVideo Team      30-Aug-96
------------------------------------------------------------------------------
4313     Girls Off Duty           78:23    1994   CDI/S.Canterbur    25-Jul-96
------------------------------------------------------------------------------
2953     Girls On Duty            86:17     1994  Legend Video       03-Jan-96
------------------------------------------------------------------------------
3529     Girls Who Love B.W.C
          #06                    115:45      0
------------------------------------------------------------------------------
3487     Girls Who Love Big
          Black Cocks            111:13           Odyssey Group      28-May-96
------------------------------------------------------------------------------
3488     Girls Who Love Big
          White Cocks #02        115:01           Odyssey Group      24-May-96
------------------------------------------------------------------------------
3562     Girls Who Love Deep
          Throat #03             112:04           Odyssey Group      25-Jul-96
------------------------------------------------------------------------------
3580     Girls Who Love John
          Holmes                 113:16    1989   Odyssey Group      25-Jul-96
------------------------------------------------------------------------------
1423     Girls Who Love Rough
          And Raunchy            114:79           Zane Ent.          24-Jan-95
------------------------------------------------------------------------------
3044     Girls Will Be Boys #04   78:32     1993  Pleasure Produc    31-Jan-96
------------------------------------------------------------------------------
2469     Girls Will Be Boys #05   81:38     1993  Pleasure Produc    08-Sep-94
------------------------------------------------------------------------------
2472     Girls Will Be Boys #06   78:56     1993  Pleasure Produc    08-Sep-94
------------------------------------------------------------------------------
2349     Girls With Curves #02    80:48     1994  Metro Home Vide    27-Jun-95
------------------------------------------------------------------------------
4346     Girls with the Blue
          Jeans Off               75:32     1989  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
3862     Girly Video Magazine #01 88:29           Bella Pictures     27-Jul-96
------------------------------------------------------------------------------
4448     Girly Video Magazine
          #02                    103:59    1995   Bella Pictures     25-Jul-96
------------------------------------------------------------------------------
4457     Girly Video Magazine #03 88:27     0     Bella Pictures     25-Jul-96
------------------------------------------------------------------------------
4459     Girly Video Magazine #04 80:55           Bella Pictures     25-Jul-96
------------------------------------------------------------------------------
5085     Girly Video Magazine #05 81:24     1996  Al Borda Video     08-Jan-97
------------------------------------------------------------------------------
6198     Girly Video Magazine #06 89:31     1996  Al Borda Video     24-Feb-97
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
0294     Give It To Me            80:07     1989  Hollywood Classi   14-Jun-94
------------------------------------------------------------------------------
3860     Glitz Tits #02           74:01                              16-Jul-96
------------------------------------------------------------------------------
0320     Goddesses                88:04     1993  Amour Video        14-Jun-94
------------------------------------------------------------------------------
0064     Godmother                73:42     1992  All Worlds Video   14-Jun-94
------------------------------------------------------------------------------
3584     Going Pro               114:35     0     Odyssey Group      26-Jul-96
------------------------------------------------------------------------------
2295     Golden Girls             78:47     1983  Night Magic        01-May-95
------------------------------------------------------------------------------
3585     Golden Girls            112:17           Odyssey Group      26-Jul-96
------------------------------------------------------------------------------
3855     Gonzo Groups and
          Gangbangs               69:35                              27-Jul-96
------------------------------------------------------------------------------
4648     Good Boy - Bad Girl      68:41           CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
3561     Good Enough to Eat       74:58     1995  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
2982     Good Evening Vietnam     68:00     1989  Western Visuals    31-Jan-96
------------------------------------------------------------------------------
4545     Good Girls Do            81:32
------------------------------------------------------------------------------
0117     Good Morning Saigon      87:59     1988  Zane Ent           14-Jun-94
------------------------------------------------------------------------------
2010     Good Vibrations          86:51     1993  Zane Ent.          23-Feb-95
------------------------------------------------------------------------------
3857     Graduation from FU       79:25     1992
------------------------------------------------------------------------------
1111     Grandma Does Dallas      79:20     1990  Loretta Sterling   09-Sep-94
------------------------------------------------------------------------------
3558     Great Balls of Fire      73:55     1990  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
2930     Great Grandma Gets Her
          Cookies                 63:46     1994  Filmco Video       03-Jan-96
------------------------------------------------------------------------------
3303     Green Serrano Vol. #01  109:53           Pepper Prod.       10-May-96
------------------------------------------------------------------------------
3863     Group Therapy            88:56                              27-Jul-96
------------------------------------------------------------------------------
1445     Guess Who Came At Dinner 86:36           Fanta-z/Cinderell  07-Nov-94
------------------------------------------------------------------------------
6256     Guilty As Sin            92:01     1996  Klimaxxx Prod.     04-Apr-97
------------------------------------------------------------------------------
5069     Gun Runner               71:31     1996  CDI/Cinderella     10-Feb-97
------------------------------------------------------------------------------
1813     Guttman's Hollywood
          Vacation                73:20     1993                     21-Feb-95
------------------------------------------------------------------------------
4627     Gypsy Queen              73:41     1995  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
1596     Halloweenie              71:38     1993                     11-Jan-95
------------------------------------------------------------------------------
6554     Hamlet #01               77:15     1995  In-X-CESS          01-May-97
------------------------------------------------------------------------------
6519     Hamlet #02               77:21     1995  In-X-Cess Prod.    01-May-97
------------------------------------------------------------------------------
3544     Handle With Care         83:58     1989  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
3887     Hands Off                74:47     1987                     27-Jul-96
------------------------------------------------------------------------------
2439     Happy Ending             84:25     1994  Western Visuals    18-Jul-95
------------------------------------------------------------------------------
0788     Hard As A Rock           70:42     1993  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
5318C    Hard Choices             00:00           Cabellero
------------------------------------------------------------------------------
4978     Hard Cum Cafe            86:53           Plush Ent./Blue C  14-Nov-96
------------------------------------------------------------------------------
2003     Hard For The Money       83:12     1991                     21-Feb-95
------------------------------------------------------------------------------
3466     Hard Headed              75:25     1995  VPN                28-May-96
------------------------------------------------------------------------------
3886     Hard Line                84:52     1993                     27-Jul-96
------------------------------------------------------------------------------
2177     Hard On Copy             87:39     1994  Western Visuals    01-Mar-95
------------------------------------------------------------------------------
1845     Hard Ride                89:08     1992  Western Visuals    03-Jan-95
------------------------------------------------------------------------------
0145     Hard Road To Victory     88:49           Western Visuals    14-Jun-94
------------------------------------------------------------------------------
2415     Hard Times               79:01     1983  Western Visuals    18-Jul-95
------------------------------------------------------------------------------
1286     Hard To Thrill           70:35     1991  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1499     Hardballers #02          54:19           Cinderella         19-Dec-94
------------------------------------------------------------------------------
1500     Hardballers #03          54:13           Cinderella         04-Nov-94
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1501     Hardballers #04          54:20     1994  Cinderella         19-Dec-94
------------------------------------------------------------------------------
1502     Hardballers #05          54:24           Cinderella         04-Nov-94
------------------------------------------------------------------------------
1503     Hardballers #06          54:23           Cinderella         30-Jan-95
------------------------------------------------------------------------------
1026     Hardcore Cafe Revisited  70:25     1992  Howard Beach       07-Oct-94
------------------------------------------------------------------------------
4930     Hardcore Confidential    71:49     1996  Tight Ends Prod    15-Nov-96
------------------------------------------------------------------------------
6268     Hardcore Confidential
          #02                     83:14     1996  Tight Ends Prod.   04-Apr-97
------------------------------------------------------------------------------
6269     Hardcore Debutantes #01  79:39     1996  Tight Ends Prod.   06-May-97
------------------------------------------------------------------------------
6266     Hardcore Debutantes #02  87:49     1997  Tight Ends Prod.   04-Apr-97
------------------------------------------------------------------------------
6267     Hardcore Interracial #01 86:59     1997  Tight Ends Prod.   04-Apr-97
------------------------------------------------------------------------------
4635     Harlem Honies #01       106:34     1993  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
4634     Harlem Honies #02       116:01     1993  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
2534     Haunted Nights          110:37     1994  Wicked Pictures    30-Aug-95
------------------------------------------------------------------------------
0068     Haunted Passions         86:58     1990  Filmco Releasing   01-Jun-94
------------------------------------------------------------------------------
0955     Haunting Dreams          73:18     1993  Las Vegas Video    16-Sep-94
------------------------------------------------------------------------------
1074     Haunting Dreams #02      72:06     1993  Las Vegas Video    31-Oct-94
------------------------------------------------------------------------------
1300     Hawaii Reflections       86:55     1990  Cinderella         17-Nov-94
------------------------------------------------------------------------------
3885     Hawaii Vice #01          74:55     1988                     27-Jul-96
------------------------------------------------------------------------------
3884     Hawaii Vice #02          87:08     1989                     27-Jul-96
------------------------------------------------------------------------------
4485     Hawaii Vice #03          77:37     1989                     01-Aug-96
------------------------------------------------------------------------------
3891     Hawaii Vice #04          80:37     1989                     28-Jul-96
------------------------------------------------------------------------------
3883     Hawaii Vice #05          88:03     1989                     28-Jul-96
------------------------------------------------------------------------------
3890     Hawaii Vice #06          73:27     1989                     28-Jul-96
------------------------------------------------------------------------------
3889     Hawaii Vice #07          74:54     1989                     28-Jul-96
------------------------------------------------------------------------------
3892     Hawaii Vice #08          79:26     1989                     28-Jul-96
------------------------------------------------------------------------------
3175     Hawaiian Buttwatch       71:23     1995  Sunshine Films     23-Apr-96
------------------------------------------------------------------------------
4626     Hawaiian Heat Beach
          Tramps                  86:39     1995  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
4633     Hawaiian Snatch Shots    85:05     1995  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
1875     Head Co-ed Society       71:54     1989
------------------------------------------------------------------------------
0828     Head First               0
------------------------------------------------------------------------------
3876     Head Hunters-Blow Job
          Blvd. Vol. 1            85:09     1993                     28-Jul-96
------------------------------------------------------------------------------
0789     HeadTalk                 70:38     1991  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
3888     Headlines                83:31     1992                     28-Jul-96
------------------------------------------------------------------------------
0863     Heart Breaker            68:02     1995  Cinderella         01-Aug-94
------------------------------------------------------------------------------
3874     Heartbeat                86:06     1994                     28-Jul-96
------------------------------------------------------------------------------
0        Heather Hunter - The
          True Story              60:00                              28-Aug-97
------------------------------------------------------------------------------
2958     Heather Hunter's
          Bedtime Stories         84:29     1992  Global Media       31-Jan-96
------------------------------------------------------------------------------
4559     Heather's Home Movies    76:01                              23-Aug-96
------------------------------------------------------------------------------
2511     Heather: The Ultimate
          Dream                   98:22     1993                     08-Sep-95
------------------------------------------------------------------------------
1894     Heaven Scent             83:26     1993  Zane Ent.          24-Jan-95
------------------------------------------------------------------------------
XXX      Heavy Breathing          0
------------------------------------------------------------------------------
5079     Heet-Seekers             85:22     1996  Plush Ent.         23-Dec-96
------------------------------------------------------------------------------
6658     Heidi's High Heeled
          Hookers                 81:13     1995  CED                03-Sep-97
------------------------------------------------------------------------------
3402     Heidigate                69:45     1993  Hollywood Video    19-Aug-97
------------------------------------------------------------------------------
6273     Helen & Louise           91:38     1995  Klimaxxx Prod./    09-Apr-97
------------------------------------------------------------------------------
                                  Page 41

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
6674     Helen and Louise #2     106:21     1995  Helen Duval Ente   14-Aug-97
------------------------------------------------------------------------------
4829     Hell Riders              68:02     1995  Sin City           20-Sep-96
------------------------------------------------------------------------------
1857     Hello Norma Jean         74:56     1994  Video Team         20-Jan-95
------------------------------------------------------------------------------
0185     Henri Pachard #04 -
          Aggressive Wome         70:39           Henri Pachard      14-Jun-94
------------------------------------------------------------------------------
0344     Heraldo                  78:51     1990  Double D. Prod.    14-Jun-94
------------------------------------------------------------------------------
3425     Here Comes Anna Malle;
          Anal Angel             117:06     1994  Homegrown Vide     19-Aug-97
------------------------------------------------------------------------------
3429     Here Comes Sheena;
          Godess of Lust          88:56     1994  Homegrown Vide     19-Aug-97
------------------------------------------------------------------------------
3574     Here, Eat This           71:58           Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
2149     Herman's Bed             72:12     1993  Hollywood Video    23-Sep-94
------------------------------------------------------------------------------
3264     Herman's Other Head      75:12     1992  Las Vegas Ent.     07-May-96
------------------------------------------------------------------------------
4810     Hershie Highway #02      82:55     1989  Hollywood Video    17-Oct-96
------------------------------------------------------------------------------
4564     Hershie Highway #03      80:00     1990  Hollywood Video    23-Aug-96
------------------------------------------------------------------------------
4568     Hershie Highway #04      82:43     1990  Hollywood Video    23-Aug-96
------------------------------------------------------------------------------
1994     Hexxxed                  75:02     1994  Video Team         23-Feb-95
------------------------------------------------------------------------------
2091     Hidden Agenda            83:44     1992  Xcitement          01-May-95
------------------------------------------------------------------------------
0352     Hidden Desire            81:24           Hollywood Video    23-Sep-94
------------------------------------------------------------------------------
1123     Hidden Desires           71:17           Cinderella         07-Sep-94
------------------------------------------------------------------------------
2576     High Heel Harlots #01    83:14     1993  Silver Foxx Produ  29-Sep-95
------------------------------------------------------------------------------
1663     Hill Street Blacks       70:44     1985  Four Rivers Inc.   24-Jan-95
------------------------------------------------------------------------------
1664     Hill Street Blacks #02   65:55     1985  Four Rivers        24-Jan-95
------------------------------------------------------------------------------
2598     Hindfield                76:48     1995  Odyssey Group      08-Sep-95
------------------------------------------------------------------------------
1837     Histoires Cochonnes      89:46           Love Prod.         24-Jan-95
------------------------------------------------------------------------------
2298     Historic Erotica -
          Bunghole Babe-O-Ra      54:29     1994                     24-May-95
------------------------------------------------------------------------------
2297     Historic Erotica -
          European Edition        55:29
------------------------------------------------------------------------------
6253     Hit and Run              78:54     1997  Cinderella         04-Apr-97
------------------------------------------------------------------------------
6499     Hitch Hiker #06          75:06     1994  Digital Media Grp  07-May-97
------------------------------------------------------------------------------
2694     Hitch Hiker #09 -
          Back Road Detour        85:24     1995  Filmwest           18-Oct-95
------------------------------------------------------------------------------
2229     Ho-Ho-Ho                 82:38     1993  Wicked Pictures    24-Apr-95
------------------------------------------------------------------------------
0355     Hocus Poke-Us            77:07           Hollywood Video    23-Sep-94
------------------------------------------------------------------------------
3403     Hole In One              70:00     1994  Hollywood Video    28-Aug-97
------------------------------------------------------------------------------
6214     Hollywood Hookers        90:03     1996  CED, Inc.          01-Mar-97
------------------------------------------------------------------------------
5173     Hollywood Legs           77:54           Nitro              08-Jan-97
------------------------------------------------------------------------------
4670     Hollywood On Ice         87:16     1995  CDI/Video Team     04-Sep-96
------------------------------------------------------------------------------
4788     Hollywood Scandal        88:58     1993  In-X-Cess Prod.    16-Oct-96
------------------------------------------------------------------------------
6298     Hollywood Studs          78:22           Fat Dog            07-May-97
------------------------------------------------------------------------------
1998     Hollywood Temps          83:33     1993
------------------------------------------------------------------------------
1489     Holy Cow What A Set
          Of Knockers #02         52:41     0     Cinderella         04-Nov-94
------------------------------------------------------------------------------
1490     Holy Cow What A Set
          Of Knockers #03         53:16     0     Cinderella         04-Nov-94
------------------------------------------------------------------------------
6053     Home But Not Alone       0               Western Visuals
------------------------------------------------------------------------------
4594     Home Movie Productions
          #04                     50:30     1991  Dreamland Ent.     23-Aug-96
------------------------------------------------------------------------------
4595     Home Movie Productions
          #07                     49:49     1991  Dreamland Ent.     23-Aug-96
------------------------------------------------------------------------------
1885     Home Movies #01          53:58     1989  Dreamland Ent.     24-Jan-95
------------------------------------------------------------------------------
1897     Home Movies #02          50:54     1989  Dreamland Ent.     24-Jan-95
------------------------------------------------------------------------------
2112     Home Movies #05          54:34     1990  Dreamland Ent.     16-Feb-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2104     Mome Movies #08          53:41     1990  Dreamland Ent.     16-Feb-95
------------------------------------------------------------------------------
1585     Home Movies Edition #06  51:16     1990  Home Video Prod    03-Jan-95
------------------------------------------------------------------------------
6701     Homegrown Video #313     52:08     1995  Xplor Meida        28-Aug-97
------------------------------------------------------------------------------
6702     Homegrown Video #402     82:00     1993  Xplor Media        28-Aug-97
------------------------------------------------------------------------------
6703     Homegrown Video #405     85:44     1994  Xplor Media        28-Aug-97
------------------------------------------------------------------------------
6704     Homegrown Video #406         0           Xplor Media        29-Aug-97
------------------------------------------------------------------------------
6705     Homegrown Video #407 -
           Cum Shot Re           114:45     1994  Xplor Media        28-Aug-97
------------------------------------------------------------------------------
2873     Homegrown Video #408 -
           Rear Action           119:59     1992  Western Visuals    03-Jan-96
------------------------------------------------------------------------------
6706     Homegrown Video #409     87:49     1993  Xplor Media        28-Aug-97
------------------------------------------------------------------------------
6684     Homegrown Video #422     85:50     1994  Homegrown Vide     28-Aug-97
------------------------------------------------------------------------------
6685     Homegrown Video #424    118:15     1994  Homegrown Vide     28-Aug-97
------------------------------------------------------------------------------
6686     Homegrown Video #425    114:13     1994  Homegrown Vide     28-Aug-97
------------------------------------------------------------------------------
6687     Homegrown Video #426    118:42     1994  Homegrown Vide     28-Aug-97
------------------------------------------------------------------------------
6689     Homegrown Video #427    118:08     1994  Homegrown Vide     28-Aug-97
------------------------------------------------------------------------------
6690     Homegrown Video #429     88:06     1994  Homegrown Vide     28-Aug-97
------------------------------------------------------------------------------
6691     Homegrown Video #430         0           Xplor Media        29-Aug-97
------------------------------------------------------------------------------
6692     Homegrown Video #432     89:08     1994  Homegrown Vide     28-Aug-97
------------------------------------------------------------------------------
6693     Homegrown Video #433    121:47     1994  Homegrown Vide     28-Aug-97
------------------------------------------------------------------------------
6694     Homegrown Video #434         0           Xplor Media        29-Aug-97
------------------------------------------------------------------------------
2555     Homegrown Video #445 -
           Sex Kittens            87:51     1995  Home Grown Vid     08-Sep-95
------------------------------------------------------------------------------
6676     Homegrown Video 410
           Seattle Sex            87:45     1993  Homegrown Vide     14-Aug-97
------------------------------------------------------------------------------
6677     Homegrown Video 412
           Cum Hungry             86:11     1993  Homegrown Vide     14-Aug-97
------------------------------------------------------------------------------
6678     Homegrown Video 413      84:50     1993  Homegrown Vide     14-Aug-97
------------------------------------------------------------------------------
6679     Homegrown Video 414      86:36     1993  Homegrown Vide     14-Aug-97
------------------------------------------------------------------------------
6680     Homegrown Video 416      85:29     1993  Homegrown Vide     14-Aug-97
------------------------------------------------------------------------------
6681     Homegrown Video 417      85:33     1994  Homegrown Vide     14-Aug-97
------------------------------------------------------------------------------
6682     Homegrown Video 418      85:30     1994  Homegrown Vide     14-Aug-97
------------------------------------------------------------------------------
6683     Homegrown Video 419      86:32     1994  Homegrown Vide     14-Aug-97
------------------------------------------------------------------------------
6695     Homegrown Video 435      85:20     1994  Homegrown Vide     14-Aug-97
------------------------------------------------------------------------------
6696     Homegrown Video 436      85:53     1994  Homegrown Vide     14-Aug-97
------------------------------------------------------------------------------
6697     Homegrown Video 442      84:50     1994  Homegrown Vide     14-Aug-97
------------------------------------------------------------------------------
2275     Homemade Pepper #01      87:50           Pepper Prod.?      31-Mar-95
------------------------------------------------------------------------------
2281     Homemade Pepper #02     102:20     1994  Pepper Prod.       31-Mar-95
------------------------------------------------------------------------------
2282     Homemade Pepper #03     107:24     1991  Pepper Prod.       31-Mar-95
------------------------------------------------------------------------------
2872     Honey Dipped Ebony       79:21     1992  Western Visuals    03-Jan-96
------------------------------------------------------------------------------
0727     Honey Drippers           73:00           Rosebud Prod.      01-Jun-94
------------------------------------------------------------------------------
3875     Hooked                   64:28     1992                     28-Jul-96
------------------------------------------------------------------------------
6601     Hooker Diaries           77:05     1997  Ona Zee/L.B.O.E    08-Jun-97
------------------------------------------------------------------------------
1946     Hookers Of Hollywood     79:12     1994  Legend             23-Feb-95
------------------------------------------------------------------------------
0829     Hopelessly Romantic      84:02
------------------------------------------------------------------------------
4963     Hornet's Nest            83:57     1996  Ona Zee Prod.      11-Nov-96
------------------------------------------------------------------------------
3868     Horny Bulls              85:56     1994                     28-Jul-96
------------------------------------------------------------------------------
1713     Horny Henry's
           Peeping Adventure     119:11     1994  Totally Tastless   30-Nov-94
------------------------------------------------------------------------------
3052     Horny Orgy               68:13     1993  Hungarian Goula    02-Feb-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
5011C    Hose Jobs**CPPA          72:20     1995
------------------------------------------------------------------------------
2976     Hospitality Sweet        82:28     1988  Western Visuals    31-Jan-96
------------------------------------------------------------------------------
6226     Hot Amateur Nights      106:14
------------------------------------------------------------------------------
4650     Hot Amber Nights         73:03     1987  Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
2085     Hot And Heavy            75:53     1988                     08-Feb-95
------------------------------------------------------------------------------
2491     Hot And Horney
           Amateurs #03           87:56     1994  Passion Producti   22-Aug-95
------------------------------------------------------------------------------
2425     Hot And Horny
           Amateurs #01           88:32     1993  Passion            18-Jul-95
------------------------------------------------------------------------------
2575     Hot And Horny
           Amateurs #04           74:14     1994                     08-Sep-95
------------------------------------------------------------------------------
1128     Hot And Nasty #01       103:03           Cinderella         07-Sep-94
------------------------------------------------------------------------------
1127     Hot And Nasty #03       100:00           Cinderella         07-Sep-94
------------------------------------------------------------------------------
1149     Hot And Nasty #04        96:34           Cinderella         22-Oct-94
------------------------------------------------------------------------------
2068     Hot And Nasty #11        94:36     1991  Cinderella         23-Feb-95
------------------------------------------------------------------------------
2067     Hot And Nasty 12         99:17     1990
------------------------------------------------------------------------------
3468     Hot Blooded              83:15     1985  VPN                28-May-96
------------------------------------------------------------------------------
0856     Hot Cherries             86:35     1990  Coast To Coast     06-May-94
------------------------------------------------------------------------------
6622     Hot Dolls                87:23     1997  Ona Zee Prod.      17-Jul-97
------------------------------------------------------------------------------
2359     Hot Flashes              61:45     1979  Historic Erotica   27-Jun-95
------------------------------------------------------------------------------
4842     Hot Honeys In Heat
           vol.#20               104:35           Fat Dog            08-Nov-96
------------------------------------------------------------------------------
3183     Hot in The Saddle        75:04     1994  Erotic Angel       25-Mar-96
------------------------------------------------------------------------------
3564     Hot Ladies Of Leather   111:39           Odyssey Group      19-Jun-96
------------------------------------------------------------------------------
1287     Hot Licks                75:27           Cinderella         30-Jan-95
------------------------------------------------------------------------------
0307     Hot Lips                 88:13           Erotic Fantasy     14-Jun-94
------------------------------------------------------------------------------
2448     Hot Lunch Club           77:36     1986  Western Visuals    28-Aug-95
------------------------------------------------------------------------------
6035     Hot Malibu               90:48           Casanova Produ     28-Jan-97
------------------------------------------------------------------------------
2244     Hot Model                82:12     1992                     27-Mar-95
------------------------------------------------------------------------------
5203     Hot Parts                80:38     1996  Nitro Production   14-Jan-97
------------------------------------------------------------------------------
3873     Hot Property             98:32     1994                     28-Jul-96
------------------------------------------------------------------------------
4969     Hot Property             85:52     1994  Dreamland Ent.     13-Nov-96
------------------------------------------------------------------------------
1485     Hot Service              79:33     1990  Cinderella         30-Nov-94
------------------------------------------------------------------------------
0591     Hot Shots                68:57     1981  Vidco Ent.         01-Jun-94
------------------------------------------------------------------------------
1200     Hot Spot                 68:10           Cinderella         05-Nov-94
------------------------------------------------------------------------------
3881     Hot Summer Knights       71:28     1991                     28-Jul-96
------------------------------------------------------------------------------
2509     Hot Talk Radio           87:59     1989                     08-Sep-95
------------------------------------------------------------------------------
3151     Hot Wishes               81:54     1995  VPN                03-Jan-96
------------------------------------------------------------------------------
4971     Hot Witness for the
           Prosecution            79:20     1995  Digital Media/XY   13-Nov-96
------------------------------------------------------------------------------
3382     Hotel De Passe           70:21        0                     15-May-96
------------------------------------------------------------------------------
3321     Hotel Guard              91:52     1995                     15-May-96
------------------------------------------------------------------------------
3882     Hotel Sodom #01          73:26     1995                     28-Jul-96
------------------------------------------------------------------------------
3878     Hotel Sodom #02          82:37     1995                     28-Jul-96
------------------------------------------------------------------------------
3879     Hotel Sodom #03          83:36     1995                     28-Jul-96
------------------------------------------------------------------------------
3870     Hotel Sodom #04          86:13     1995                     28-Jul-96
------------------------------------------------------------------------------
4399     Hotel Sodom #05          82:44     1995                     26-Jul-96
------------------------------------------------------------------------------
3872     Hotel Sodom #06          82:59     1995                     28-Jul-96
------------------------------------------------------------------------------
3871     Hotel Sodom #07          82:47     1995                     16-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4521     Hotel Sodom #08          82:52     1995                     01-Aug-96
------------------------------------------------------------------------------
3880     Hotel Sodom #09          88:34     1995                     16-Jul-96
------------------------------------------------------------------------------
3776     Hotel Sodom #10          79:00     1996                     03-Jul-96
------------------------------------------------------------------------------
4718     Hotter Than July         69:02                              02-Sep-97
------------------------------------------------------------------------------
3451     Hourman                  90:12     1991  Coast To Coast     06-May-96
------------------------------------------------------------------------------
2383     House Of Lust            74:01     1985  Ron King & Ricky   20-Jun-95
------------------------------------------------------------------------------
0040     House Of Strange Desires 84:38     1984  Now Showing        14-Jun-94
------------------------------------------------------------------------------
4665     House Of The Rising Sun  77:35     1993  CDI/Video Team     04-Sep-96
------------------------------------------------------------------------------
6630     Howard Sperm's Private
           Parties                78:24     1994  Ona Zee            25-Jul-97
------------------------------------------------------------------------------
1699     Huge Bras #01           107:15           Western Visuals    20-Dec-94
------------------------------------------------------------------------------
1731     Huge Bras #04           107:19     1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1736     Huge Bras #05           107:39     1991
------------------------------------------------------------------------------
1701     Huge Bras #06           113:35     1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
2590     Hunchback                81:28     1991  Pleasure Produc    05-Oct-95
------------------------------------------------------------------------------
2875     Hungarian DP Party       66:42     1993  Goulash Ent.       04-Jan-96
------------------------------------------------------------------------------
3877     Hungry #01               82:37     1993                     28-Jul-96
------------------------------------------------------------------------------
3142     Hungry #02               74:04     1993  Sin City           28-Feb-96
------------------------------------------------------------------------------
5070     Husbands                 81:56        0  Digital Media/RD   03-Dec-96
------------------------------------------------------------------------------
2513     Hyapatia Obsessed        72:16     1993  Executive          28-Aug-95
------------------------------------------------------------------------------
5204     Hypnotic Hookers         84:50     1996  Nitro Production   14-Jan-97
------------------------------------------------------------------------------
6236     Hypnotic Hookers 2      116:49     1996  Nitro              03-Mar-97
------------------------------------------------------------------------------
3869     Hypnotic Passions        76:03     1993                     28-Jul-96
------------------------------------------------------------------------------
1213     Hypnotyx                 75:07           Bahia              05-Nov-94
------------------------------------------------------------------------------
1432     I Can't Get No
           Satisfaction           81:54     1988  Cinderella         28-Oct-94
------------------------------------------------------------------------------
1065     I Cream With Genie       73:38     1990  The Dirty Boys     08-Aug-94
------------------------------------------------------------------------------
3247     I Found My Thrill On
           Cheri Hill             83:04     1988
------------------------------------------------------------------------------
1893     I Love Juicy             87:32     1993  Zane Ent.          24-Jan-95
------------------------------------------------------------------------------
2813     I Love Sex               75:28     1989  Penguin Prod.      16-Jan-96
------------------------------------------------------------------------------
3904     I Made Marion            79:33     1993                     28-Jul-96
------------------------------------------------------------------------------
3907     I Said A Butt Lite       82:52     1990                     16-Jul-96
------------------------------------------------------------------------------
3906     I Segretti Di Madame
           "X" #02                68:55        0  Ona Zee Prod.      28-Jul-96
------------------------------------------------------------------------------
3905     I Segretti Di Madame
           "X" *Cppa              55:03           Ona Zee Prod.      28-Jul-96
------------------------------------------------------------------------------
3896     I Wanna Be a Bad Girl    68:22     1986                     28-Jul-96
------------------------------------------------------------------------------
1921     I Want A Divorce         83:21     1993  Zane Ent.          01-Mar-95
------------------------------------------------------------------------------
2663     I Want To Be Bad         81:13     1984  Cal Vista          05-Oct-95
------------------------------------------------------------------------------
5334C    I Want You               00:00
------------------------------------------------------------------------------
3547     I Want Your Sex          71:33     1990  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
3898     I'll Take Another
           Butt Lite              84:36
------------------------------------------------------------------------------
3545     I'm No Brat              74:02     1991  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
0297     I'm No Dummy             83:01           Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
0038     I've Never Done This
           Before                 71:06
------------------------------------------------------------------------------
6529     II culo di gilda         69:58           N/A                01-May-97
------------------------------------------------------------------------------
6030     II Guardonie             88:59        0  Ona Zee/Casano     28-Jan-97
------------------------------------------------------------------------------
3383     IL Marito Che Guarda     69:20        0                     01-May-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3903     II Medico Del Coppie     71:53        0                      31-Dec-95
------------------------------------------------------------------------------
6530     II Produtione            91:06           Brividi Italian     01-May-97
------------------------------------------------------------------------------
3385     II Profumo Di Mia Moglie 80:50           Turbo Films         08-May-96
------------------------------------------------------------------------------
0034     Illusions Of Ecstasy     79:00     1985
------------------------------------------------------------------------------
2196     Im Bett Mit Sybylle      78:01     1992                      27-Mar-95
------------------------------------------------------------------------------
0023     Imagination Exposed      70:14           Loretta Sterling    01-Jun-94
------------------------------------------------------------------------------
0930     Imagine                  75:43           Las Vegas Video     16-Sep-94
------------------------------------------------------------------------------
6274     Immortal Lust            72:43     1996  Klimaxxx Prod.      04-Apr-97
------------------------------------------------------------------------------
3144     Impact                   83:00     1995  N/A                 28-Feb-96
------------------------------------------------------------------------------
6049     Impulse #01              90:51        0  Ona Zee/La Munc     06-Jun-97
------------------------------------------------------------------------------
6033     Impulse #05              00:00           Ona Zee/Casano      10-Feb-97
------------------------------------------------------------------------------
6034     Impulse #06              00:00           Ona Zee/La Munc     10-Feb-97
------------------------------------------------------------------------------
6037     Impulse #08              86:03     1996  Ona Zee/Casano      10-Feb-97
------------------------------------------------------------------------------
6036     Impulse #09              00:00           Ona Zee/Casano      10-Feb-97
------------------------------------------------------------------------------
xxx      Impulse #10              00:00           Ona Zee             10-Feb-97
------------------------------------------------------------------------------
6038     Impulse #11              98:25        0  Ona Zee/Casano      10-Feb-97
------------------------------------------------------------------------------
6510     Impulse #13 - Euro Pink  90:28     1997  Ona Zee/Brick H     28-Apr-97
------------------------------------------------------------------------------
6048     Impulse #2               00:00
------------------------------------------------------------------------------
2883     In And Out With John
           Leslie**CPPA           84:34     1988
------------------------------------------------------------------------------
2146     In Loving Color #01      79:33     1992  Video Team          27-Jun-95
------------------------------------------------------------------------------
4752     In Loving Color #02      59:53           CDI/Video Team      24-Sep-96
------------------------------------------------------------------------------
4661     In Loving Color #03      76:48     1993  CDI/Video Team      04-Sep-96
------------------------------------------------------------------------------
4662     In Loving Color #04
           **poor viz             75:01     1993  CDI/Video Team      04-Sep-96
------------------------------------------------------------------------------
5320C    In Search Of The Golden
           Bone                   00:00
------------------------------------------------------------------------------
1595     In Search Of Wild Beaver 72:23     1986  Dreamland Ent.      03-Jan-95
------------------------------------------------------------------------------
3893     In the Bush              84:53     1994                      28-Jul-96
------------------------------------------------------------------------------
1945     In The Heat Of The
           Moment                 81:52     1990  Intropics           23-Feb-95
------------------------------------------------------------------------------
1086     In Your Face             77:16     1991                      08-Aug-94
------------------------------------------------------------------------------
1185     In Your Face Again       72:54     1993                      08-Aug-94
------------------------------------------------------------------------------
2193     Incesto Fatale           83:05     1992                      27-Mar-95
------------------------------------------------------------------------------
2978     Inches For Keisha        77:55     1988  Western Visuals     31-Jan-96
------------------------------------------------------------------------------
3897     Incontri Anali Sul
           Danubio                75:08     1996  Ona Zee Prod.       28-Jul-96
------------------------------------------------------------------------------
3251     Indecent Interview      100:57     1995  Pleasure Produc     23-May-96
------------------------------------------------------------------------------
6610     Indecent Obsession       91:56     1995  CED/Barbie Brid     08-Jun-97
------------------------------------------------------------------------------
2159     Indecent Wives           87:22     1985  Hollywood Video     29-Mar-95
------------------------------------------------------------------------------
4481     Indescretions            68:34     1991                      01-Aug-96
------------------------------------------------------------------------------
0439     Inflamed                 81:28     1993  Now Showing         23-Sep-94
------------------------------------------------------------------------------
1812     Inn Of Sin               70:40     1987  Video Team          20-Jan-95
------------------------------------------------------------------------------
5321C    Innocence Lost           00:00
------------------------------------------------------------------------------
0104     Innocent Obsessions      73:00           Filmco/Loretta St   01-Jun-94
------------------------------------------------------------------------------
3908     Inogi Momento            84:42           Ona Zee Prod.       24-Jul-96
------------------------------------------------------------------------------
5308C    Insatiable #02           00:00
------------------------------------------------------------------------------
5235     Insatiable Dreams        80:27        0                      25-Jun-97
------------------------------------------------------------------------------
1768     Insatiable Immigrants    74:00     1989  Video Team          20-Jan-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2719     Insatiaable Nurses       78:01     1992  Abandon             18-Oct-95
------------------------------------------------------------------------------
5396C    Insatible                00:00
------------------------------------------------------------------------------
0893     Inside Job               77:31           N/A                 30-Aug-94
------------------------------------------------------------------------------
2761     Inside Of Me             77:20     1993  Pleasure Produc     03-Jan-96
------------------------------------------------------------------------------
0148     Inside Sharon Mitchell   78:02     1988  Zane Ent.           14-Jun-94
------------------------------------------------------------------------------
3901     Intercourse With the
           Vampire #02            71:03     1994                      28-Jul-96
------------------------------------------------------------------------------
4808     Interlude Of Lust        83:53     1993  Hollywood Video     17-Oct-96
------------------------------------------------------------------------------
1004     Internal Affair          62:56     1992
------------------------------------------------------------------------------
2258     International Affairs    76:13     1994  Pleasure Produc     01-May-95
------------------------------------------------------------------------------
3065     International Amateurs
           #03                    75:04     1990  Elite Visuals       31-Jan-96
------------------------------------------------------------------------------
2754     International Amateurs
           #05                    73:42     1990                      11-Dec-95
------------------------------------------------------------------------------
2756     International Amateurs
           #06                    72:28     1990                      11-Dec-95
------------------------------------------------------------------------------
6257     International Sex Press  78:31     1996                      26-Jun-97
------------------------------------------------------------------------------
6248     International Sex Press
           #01                   111:33     1996  Heatwave            04-Apr-97
------------------------------------------------------------------------------
4770     Interracial #247         74:28     1995  Coast To Coast      24-Sep-96
------------------------------------------------------------------------------
6606     Interracial Virgins #01 118:28     1996  Plush Ent./New S    08-Jun-97
------------------------------------------------------------------------------
3400     Intersextion             89:31     1995  Diver Down/ Holl    28-Aug-97
------------------------------------------------------------------------------
3214     Interview With A
           She-Male               78:39     1995  Pleasure Prod.      13-Mar-96
------------------------------------------------------------------------------
5051     Interview With A Tramp   71:59     1996  Sticky Video Pro    21-Nov-96
------------------------------------------------------------------------------
3900     Intimate Anal Games      83:11     1994                      28-Jul-96
------------------------------------------------------------------------------
5266     Intimate Interviews      85:00     1996  Nitro               08-Jan-97
------------------------------------------------------------------------------
3522     Intimate Interviews #01  84:35     1996  Nitro               25-Sep-96
------------------------------------------------------------------------------
3590     Intimate Interviews #02  87:34           Nitro               25-Jul-96
------------------------------------------------------------------------------
4920     Intimate Interviews #03  83:11     1996  Nitro               04-Dec-96
------------------------------------------------------------------------------
3895     Intimate Spies           85:43     1992                      28-Jul-96
------------------------------------------------------------------------------
1806     Intimite Violee          86:47           Double Defi         24-Jan-95
------------------------------------------------------------------------------
2570     Intimite Violee Par
           Une Femme              53:36     1992  Nanou               08-Sep-95
------------------------------------------------------------------------------
3902     Intimo Privato #04       58:21                               24-Jul-96
------------------------------------------------------------------------------
0005     Into The Sunset          56:42           N/A                 14-Jun-94
------------------------------------------------------------------------------
1206     Introducing Danielle     86:04     1990  Cinderella          05-Nov-94
------------------------------------------------------------------------------
1205     Introducing Kasha        80:16     1989  Cinderella          05-Nov-94
------------------------------------------------------------------------------
1194     Introducing Tabatha      72:17     1989  Cinderella          05-Nov-94
------------------------------------------------------------------------------
1181     Introducing Tracy        78:24                               08-Aug-94
------------------------------------------------------------------------------
2071     Invasion of the Samurai
           Sluts From Hel         78:12     1988  Nickel And Dime     23-Feb-95
------------------------------------------------------------------------------
3541     Invasion of the Samurai
           Sluts From Hel         78:07           Fantazy Ent         25-Jul-96
------------------------------------------------------------------------------
3475     Invitation To The Blues  83:50     1995  VPN                 23-May-96
------------------------------------------------------------------------------
6258     IR4 - In Rearendence Day 80:70           N/A
------------------------------------------------------------------------------
3894     Island Girl #01          90:10     1990                      18-Jul-96
------------------------------------------------------------------------------
0676     Island Girls             90:13     1990  Cinderella          01-Aug-94
------------------------------------------------------------------------------
1196     Island Girls #03 -
           Riptide                71:38     1991  Cinderella          05-Nov-94
------------------------------------------------------------------------------
3566     Itty Bitty Titty
           Committee**CPPA       109:14
------------------------------------------------------------------------------
1659     Jack And Jill #02        86:26     1984  Platinum Picture    11-Jan-95
------------------------------------------------------------------------------
0137     Jack Hammer              82:04     1987  N/A                 14-Jun-94
------------------------------------------------------------------------------
2767     Jail Babes               78:09     1990  Pleasure Produc     03-Jan-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
6502     Jailhouse Nurses         74:35     1995  Sin City            06-May-97
------------------------------------------------------------------------------
2419     James Blonde Meets
           Dr. Rear               77:47     1994  Coast To Coast      18-Jul-95
------------------------------------------------------------------------------
3635     Jamie's Private's #01    72:00     1991                      02-Jul-96
------------------------------------------------------------------------------
5298C    Jane Bond Meets Golden
           Rod                    00:00
------------------------------------------------------------------------------
5289C    Jane Bond Meets Golden
           Rod                        0
------------------------------------------------------------------------------
1260     Japanese Hardcore #01    78:55     1994  Video Team          27-Oct-94
------------------------------------------------------------------------------
2774     Jeanette Starion #02     93:06        0  ScanVIP             11-Dec-95
------------------------------------------------------------------------------
1935     Jennifer 69              65:28     1992                      21-Feb-95
------------------------------------------------------------------------------
5246     Jeunes Et Salopes        77:35        0                      08-Jan-97
------------------------------------------------------------------------------
2481     Jeunes Lesbiennes
           Sodomissees            55:21     1992
------------------------------------------------------------------------------
0576     Jeux D'amour En
           Ascenseur              72:24           Cinevog Prod.       11-Oct-94
------------------------------------------------------------------------------
3909     Jezebel                  80:03     1993                      28-Jul-96
------------------------------------------------------------------------------
3016     Jiggley Queens #02       78:25     1995  Legend/Jaro Vid     19-Jan-96
------------------------------------------------------------------------------
1944     Jiggly Queens            66:03     1994                      23-Aug-95
------------------------------------------------------------------------------
2676     John Holmes, Master
           Cocksman               60:02        0                      30-Oct-95
------------------------------------------------------------------------------
3910     John Leslie All For
           his Ladies             88:36                               28-Jul-96
------------------------------------------------------------------------------
6160     John Love Vol. #2        85:56        0  Turbo Film          19-Jun-97
------------------------------------------------------------------------------
3568     John Stagliano's Dream
           Girls                 111:39           Odyssey Group       25-Jul-96
------------------------------------------------------------------------------
2325     John Wayne Bobbitt
           Un-cut                 76:42     1994  Video Exclusives    31-Dec-95
------------------------------------------------------------------------------
3496     John Wayne Bobbitt's
           Bloopers & Behi        67:50     1995  Leisure Time Ent    28-Jun-96
------------------------------------------------------------------------------
1695     Joi Fuk Club             69:42     1990  Western Visuals     20-Dec-94
------------------------------------------------------------------------------
0902     Joined - The Siamese
           Twins                  66:50     1993  Paul Norman Fil     30-Aug-94
------------------------------------------------------------------------------
2454     Jordan McKnight's Gang
           Bang Party             71:03     1994  Heat Wave           22-Aug-95
------------------------------------------------------------------------------
0566     Jouissances A Domicile   91:25        0  R.M.L. - Paris      01-Jun-94
------------------------------------------------------------------------------
1833     Joy Stick Girls          89:00     1985  Classic Editions    20-Jan-95
------------------------------------------------------------------------------
2232     Juggernaut               70:07     1990  Show Time           28-Apr-95
------------------------------------------------------------------------------
1693     Jugsy                    84:56     1992  Western Visuals     20-Dec-94
------------------------------------------------------------------------------
3777     Juicy Treats             91:56     1991                      03-Jul-96
------------------------------------------------------------------------------
1911     Jungle Beaver            73:08     1993  Hole In One         23-Feb-95
------------------------------------------------------------------------------
2532     Jungle Fever             77:12     1994  Hardcore Vid.       30-Aug-95
------------------------------------------------------------------------------
1720     Junkyard Susie           78:02     1987  Video Team          30-Jan-95
------------------------------------------------------------------------------
5253     Jus' Knockin' Boots      00:00           Paragon Prod.
------------------------------------------------------------------------------
5267     Jus' Knockin' Boots #01  84:58     1996  Nitro               08-Jan-97
------------------------------------------------------------------------------
5253     Jus' Knockin' Boots #02  00:00
------------------------------------------------------------------------------
0926     Just For The Hell Of It  82:06     1991  BlueGate Vid. Pr    16-Sep-94
------------------------------------------------------------------------------
6205     Just Lez                 77:26     1996                      20-Jun-97
------------------------------------------------------------------------------
2477     Just My Imagination      82:37     1993  Wicked Pictures     22-Aug-95
------------------------------------------------------------------------------
1590     Just One Day             85:08           Dino Vision         18-Nov-94
------------------------------------------------------------------------------
2560     Just The Two Of Us       80:51     1986  Western Visuals     29-Sep-95
------------------------------------------------------------------------------
2256     Justine - Nothing To
           Hide                  119:58    1994   Cal Vista           09-Jun-95
------------------------------------------------------------------------------
2988     K.U.N.T. T.V.            84:28     1988  Western Visuals     31-Jan-96
------------------------------------------------------------------------------
1988     Karin And Barbara -
           Superstars             78:02     1994                      08-Mar-95
------------------------------------------------------------------------------
1282     Kascha's Blues           84:30     1991  Cinderella          17-Nov-94
------------------------------------------------------------------------------
0998     Kasha's Days And Nights  69:01     1989  Cinderella          12-Sep-94
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1565     Keisha And Co.          110:50     1991  Dreamland Ent.     03-Jan-95
------------------------------------------------------------------------------
0831     Kelly 18                 69:38     1992                     23-Oct-94
------------------------------------------------------------------------------
1458     Kelly 18-2-**CPPA**      70:30     1993
------------------------------------------------------------------------------
3168     Kept Women               80:20     1995  Legend/Jaro        25-Mar-96
------------------------------------------------------------------------------
0790     Key To Love              73:55     1994  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
3911     Killer                   89:53     1991                     28-Jul-96
------------------------------------------------------------------------------
5270     Kimberly Kupps Gets
           5 A's.                 74:07     1996  Nitro              08-Jan-97
------------------------------------------------------------------------------
6222     Kimberly Kupps Gets
           Black Balled           71:31           Nitro              01-Mar-97
------------------------------------------------------------------------------
1091     King Tongue Meets
           Anal Woman             78:55     1995                     08-Aug-94
------------------------------------------------------------------------------
1094     Kink World               80:16     1993                     08-Aug-94
------------------------------------------------------------------------------
4687     Kinky Business           67:22     1984  CDI/Dreamland E    19-Jun-97
------------------------------------------------------------------------------
1355     Kinky Business #02       86:00     1989  Dreamland Ent.     31-Oct-94
------------------------------------------------------------------------------
4708     Kinky Debutante
           Interviews #01         89:33     1994  In-X-Cess Prod     05-Sep-96
------------------------------------------------------------------------------
4732     Kinky Debutante
           Interviews #02        105:02     1994  In-X-Cess Prod     07-Oct-96
------------------------------------------------------------------------------
4731     Kinky Debutante
           Interviews #03        115:28     1994  In-X-Cess Prod     07-Oct-96
------------------------------------------------------------------------------
4705     Kinky Debutante
           Interviews #04        111:55     1994  In-X-Cess Prod     05-Sep-96
------------------------------------------------------------------------------
4801     Kinky Debutante
           Interviews #05        111:20     1994  In-X-Cess Prod     17-Oct-96
------------------------------------------------------------------------------
4802     Kinky Debutante
           Interviews #06        116:27     1994  In-X-Cess Prod     17-Oct-96
------------------------------------------------------------------------------
4800     Kinky Debutante
           Interviews #07         76:56     1995  In-X-Cess Prod     17-Oct-96
------------------------------------------------------------------------------
4972     Kinky Debutante
           Interviews #08        112:56     1995  In-X-Cess Produc   13-Nov-96
------------------------------------------------------------------------------
4932     Kinky Debutante
           Interviews #09        114:03     1995  In-X-Cess Produc   05-Nov-96
------------------------------------------------------------------------------
4931     Kinky Debutante
           Interviews #10        116:55     1995  In-X-Cess Produc   05-Nov-96
------------------------------------------------------------------------------
2372     Kinky Fantasies          79:43     1995  Kinky World Prod   27-Jun-95
------------------------------------------------------------------------------
2897     Kinky Peep Shows -Anal
           &oral                 113:30     1995  FHV/Sunshine       19-Jan-96
------------------------------------------------------------------------------
3913     Kinky Roomates           76:40     1992                     28-Jul-96
------------------------------------------------------------------------------
1706     Kinky Sex Kittens        81:48     1991  Bad Girl Video     20-Dec-94
------------------------------------------------------------------------------
XXX      Kiss                     00:00
------------------------------------------------------------------------------
5252     Kisses From Romania          0
------------------------------------------------------------------------------
4684     Kissing Kaylan           83:07     1995  Coast To Coast     04-Sep-96
------------------------------------------------------------------------------
0791     Kitten Vamps             74:56           Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
0873     Kittens #02              79:00     1992  Coppere Mine In    14-Aug-94
------------------------------------------------------------------------------
4722     Kittens #03              88:06     1993  Coast To Coast     24-Sep-96
------------------------------------------------------------------------------
4714     Kittens #04             100:07     1992  Coast To Coast     05-Sep-96
------------------------------------------------------------------------------
4720     Kittens #05              81:47     1994  Coast To Coast     24-Sep-96
------------------------------------------------------------------------------
3091     Kittens #07              95:40     1995  Hole In One Vide   16-Feb-96
------------------------------------------------------------------------------
4686     Kittens #08              85:38     1995  Coast To Coast     04-Sep-96
------------------------------------------------------------------------------
4597     Kittens 6                86:44           Coast to Coast     23-Aug-96
------------------------------------------------------------------------------
2391     Kittens I                84:47     1990  Coast To Coast     20-Jun-95
------------------------------------------------------------------------------
3912     Kitty Kat Club          109:25     1994                     28-Jul-96
------------------------------------------------------------------------------
2434     Knockin' Da Booty        78:33     1993  Wicked Pictures    18-Jul-95
------------------------------------------------------------------------------
3926     L'Allegro Bella Para    100:54           Ona Zee Prod.      28-Jul-96
------------------------------------------------------------------------------
5305C    L'amour                  00:00
------------------------------------------------------------------------------
0571     L'Amour Du Champagne     97:52     1980  Alpha France       01-Jun-94
------------------------------------------------------------------------------
3058     L'Amour En Premiere
           Classe                 55:21        0  Euro-Sexe          02-Feb-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3820     L'Erediteria            113:34                              03-Jul-96
------------------------------------------------------------------------------
4849     L'Etudiante Enculee      81:58           Turbo Films        12-Nov-96
------------------------------------------------------------------------------
1983     L'Harem d'Aladdin        84:05           Lava Europix       08-Feb-95
------------------------------------------------------------------------------
2131     L'Infirmiere Drague
           Sans Culottes          88:02           Europix            10-Mar-95
------------------------------------------------------------------------------
2706     L'Infirmiere Est Un Bon
           Coup                   75:46        0  Euro-Sexe          02-Nov-95
------------------------------------------------------------------------------
2861     L'Infirmiere Est
           Vaginale               71:53           Direct Video       03-Jan-96
------------------------------------------------------------------------------
6050     L'lntervista             94:23           Ona Zee/Munche     28-Jan-97
------------------------------------------------------------------------------
1954     L.A. Rear                74:12     1993  Fat Dog            23-Feb-95
------------------------------------------------------------------------------
3190     La Casa Dei Guardoni     78:25     1992  Global Vision      04-Apr-96
------------------------------------------------------------------------------
3322     La Clinica Del Sesso -
           Sex Clinic-            93:11     1995  Carolyn Monroe     15-May-96
------------------------------------------------------------------------------
2537     La Croisiere S'Encule    77:01     1990  Europix            30-Aug-95
------------------------------------------------------------------------------
2538     La Cul De La Depute      81:22     1995  Veronique Lefay    30-Aug-95
------------------------------------------------------------------------------
2688     La Directrice Est Une
           Salope                 61:46     1992  Cinevoq            02-Nov-95
------------------------------------------------------------------------------
2387     La Doctoresse A Des Gros
           Seins #2               86:29        0  N/A                20-Jun-95
------------------------------------------------------------------------------
6726     La Doctoresse A Des Gros
           Siens #3               87:36
------------------------------------------------------------------------------
2620     La Foire Du Trou**CPPA   86:08
------------------------------------------------------------------------------
1985     La Mariee Est Une Pute   81:16     1990  Europix            08-Feb-95
------------------------------------------------------------------------------
0588     La Marquise Assoiffee
           D'Amour                65:30        0  N/A                01-Jun-94
------------------------------------------------------------------------------
2375     La Massaia In Calore
           (Country Lovers)       74:28     1994  Antares World Wi   27-Jun-95
------------------------------------------------------------------------------
0578     La Nain Assoiffe De
           Perversites            79:39
------------------------------------------------------------------------------
2610     La Petite Pute           87:04     1993                     26-Jun-97
------------------------------------------------------------------------------
1057     La Poire Magique         84:39     1992  Eve Prod.          31-Oct-94
------------------------------------------------------------------------------
3919     La Princessa Anal        71:12     1993                     18-Jul-96
------------------------------------------------------------------------------
2242     La Queue Du Loup         62:41        0                     27-Mar-95
------------------------------------------------------------------------------
2619     La Reine Des Salopes     83:40           Europix            19-Oct-95
------------------------------------------------------------------------------
2862     La Roumanie              79:26     1992  Direct Video       03-Jan-96
------------------------------------------------------------------------------
2705     La Rousse Fait Vraiment
           Tout                   70:38           Euro-Sexe          31-Oct-95
------------------------------------------------------------------------------
2401     La Salope Habite Au
           5'eme                  73:12           Europix            29-Jun-95
------------------------------------------------------------------------------
3925     La Seduzione             73:51     1994  Ona Zee Prod.      28-Jul-96
------------------------------------------------------------------------------
0575     La Sensuelle Et La
           Perverse               79:20           N/A                01-Jun-94
------------------------------------------------------------------------------
2195     La Tenda                 87:30     1992                     27-Mar-95
------------------------------------------------------------------------------
3471     LA Topless               79:02     1994  Legend Video       28-May-96
------------------------------------------------------------------------------
4644     Lace                     68:33     1989                     30-Aug-96
------------------------------------------------------------------------------
3040     Lacy Affair #04          67:59     1991  Hollywood Video    28-Feb-96
------------------------------------------------------------------------------
3921     Ladies Room              73:07     1994                     28-Jul-96
------------------------------------------------------------------------------
2027     LADP                     82:53     1991                     21-Feb-95
------------------------------------------------------------------------------
0050     Lady By Night            86:17     1987  Dino Ferrara Pre   14-Jun-94
------------------------------------------------------------------------------
3548     Lady in Black            74:53           Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
4724     Laid In The USA          71:52           Coast To Coast     24-Sep-96
------------------------------------------------------------------------------
4616     Lana Exposed             82:10     1995  CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
2601     Lap Of Luxury            80:57
------------------------------------------------------------------------------
6527     Last Good Sex            97:14     1992  Fat Dog            06-May-97
------------------------------------------------------------------------------
1249     Last Tango In Rio        78:11           Dreamland Ent.     27-Oct-94
------------------------------------------------------------------------------
5026     Last Train #01           94:20     1995  Brickhouse Prod.   19-Nov-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
5178     Last Train #02           88:12     1995  Midnight Prod.     12-Dec-96
------------------------------------------------------------------------------
6275     Latex And Lace           78:07           CED/BBE            04-Apr-97
------------------------------------------------------------------------------
0832     Lather                   65:11     1991  Legend Video       23-Oct-94
------------------------------------------------------------------------------
2264     Latin Luster            119:47     1993  Filmco             04-Jun-95
------------------------------------------------------------------------------
1301     Lawyers In Heat          73:12     1989  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1623     Lay It Again Sam         72:55
------------------------------------------------------------------------------
1895     Lays Of Our Lives        79:53     1988  Zane Ent.          24-Jan-95
------------------------------------------------------------------------------
0792     Laze                     76:21     1989  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
2408     Le Clos Des Plaisirs     65:25        0  Gabriel Pontello   29-Jun-95
------------------------------------------------------------------------------
2608     Le Cul De La Femme
           Mariee                 88:39           Europix            30-Aug-95
------------------------------------------------------------------------------
4843     Le Gang Bang De
           Veronique              90:46           Turbo Film         08-Nov-96
------------------------------------------------------------------------------
2707     Le Grand Bleu -
           Peintopes Annales      73:12        0  Euro-Sexe          02-Nov-95
------------------------------------------------------------------------------
3213     Le Marteau Pilon Anal    96:16     1993  Euro Sex           16-Apr-96
------------------------------------------------------------------------------
2638     Le Petit Chaperon Rose
           #02                    78:34        0  Europix            30-Sep-95
------------------------------------------------------------------------------
3049     Le Roman D'un Triquer    79:57        0  N/A                05-Feb-96
------------------------------------------------------------------------------
1808     Le Saucisson Italien     77:01           Europix            20-Jan-95
------------------------------------------------------------------------------
2622     Le Voleur De Culottes    93:40     1990
------------------------------------------------------------------------------
2405     LeVoyeur                 82:38           Fantas             29-Jun-95
------------------------------------------------------------------------------
4666     Leather                  68:54     1990  CDI/Video Team     04-Sep-96
------------------------------------------------------------------------------
4317     Leather                  80:31     1989  CDI/S.Canterbur    25-Jul-96
------------------------------------------------------------------------------
4664     Leather & Lace           71:58     1994  CDI/Video Team     04-Sep-96
------------------------------------------------------------------------------
4663     Leather & Lace Revisited 71:17     1990  CDI/Video Team     04-Sep-96
------------------------------------------------------------------------------
1178     Leave It To Cleaver      83:08           The Erotic Video   22-Oct-94
------------------------------------------------------------------------------
1842     Leena                    75:28     1992  Video Team         20-Jan-95
------------------------------------------------------------------------------
1801     Leena Goes Pro           76:34     1993  Video Team         20-Jan-95
------------------------------------------------------------------------------
2702     Leena Is Nasty           84:09     1994  Odyssey            22-Nov-95
------------------------------------------------------------------------------
2808     Leena Meets Frankenstein 77:49     1994  Pinnacle Odysse    02-Feb-96
------------------------------------------------------------------------------
0833     Legacy Of Love           78:43     1992  Legend Video       23-Oct-94
------------------------------------------------------------------------------
2111     Legend #04 Critic's
           Choice                 74:22     1993  Legend             16-Feb-95
------------------------------------------------------------------------------
3472     Legend #05               76:23     1993  Legend             28-May-96
------------------------------------------------------------------------------
0834     Legend 2                     0
------------------------------------------------------------------------------
2407     Les Beurettes Violees    66:05           Fantas             29-Jun-95
------------------------------------------------------------------------------
2243     Les Boules de Pere Noel  65:57     1991                     27-Mar-95
------------------------------------------------------------------------------
2278     Les Coulleuses De
           Timbres                72:14           Fantas             31-Mar-95
------------------------------------------------------------------------------
1984     Les Cuisses Ouvedes      86:12     1994  Europix            08-Feb-95
------------------------------------------------------------------------------
0970     Les Deces De La Nuit     66:10           Ron King           14-Sep-94
------------------------------------------------------------------------------
5244     Les Deesses Enculees     89:30        0  Turbo Films        08-Jan-97
------------------------------------------------------------------------------
4847     Les Delires D'une
           Nympadmane             65:59        0  Turbo Films        13-Nov-96
------------------------------------------------------------------------------
3101     Les Felees Du Sexe       75:45     1994  Fiesta Direct      28-Feb-96
------------------------------------------------------------------------------
3226     Les Jeunes Collegiennes
           Du Quebec V            79:40     1995  4 Play Prod.       02-May-96
------------------------------------------------------------------------------
2637     Les Masseuses Taillent   78:04           Fantas             30-Sep-95
------------------------------------------------------------------------------
0969     Les Nuites De Sophie     72:54        0  Ron King           14-Sep-94
------------------------------------------------------------------------------
2531     Les Papys Baisent
           L'Infirmiere           64:03     1992  Europix            30-Aug-95
------------------------------------------------------------------------------
3387     Les Putes Amatrices
           En Action              65:13        0  Turbo Films        08-May-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1572     Les Secretaires
           Mouillent Leurs Cullot 66:38           Europix             18-Nov-94
------------------------------------------------------------------------------
4709     Lesbian Debutantes #01   90:14     1996  In-X-Cess Prod      05-Sep-96
------------------------------------------------------------------------------
4798     Lesbian Debutantes #02   87:58     1996  In-X-Cess Produc    16-Oct-96
------------------------------------------------------------------------------
4750     Lesbian Gang Bang NY
           City                   90:12           Outlaw              24-Sep-96
------------------------------------------------------------------------------
0728     Lesbian Lockup           71:27     1992  n                   01-Jun-94
------------------------------------------------------------------------------
3480     Lessons In Love          96:05     1994  Sin City            24-May-96
------------------------------------------------------------------------------
1530     Lessons In Lust          84:48     1988  L.A. Video Corpo    28-Nov-94
------------------------------------------------------------------------------
3918     Lessons of Love          80:59     1990                      26-Jul-96
------------------------------------------------------------------------------
1881     Let It Ride             119:00     1994  Fat Dog             30-Jan-95
------------------------------------------------------------------------------
4314     Let's Play Doctor        81:59     1995  CDI/S.Canterbur     25-Jul-96
------------------------------------------------------------------------------
3470     Lethal Lolita            84:46     1993  Legend              28-May-96
------------------------------------------------------------------------------
0909     Lethal Passion           99:57     1992  T.W. Enterprises    25-Aug-94
------------------------------------------------------------------------------
1210     Lethal Woman             65:31     1991  Cinderella          05-Nov-94
------------------------------------------------------------------------------
1373     Lets Get Physical        79:00     1985  Caribbean Films     27-Oct-94
------------------------------------------------------------------------------
5325C    Letters Of Love          00:00
------------------------------------------------------------------------------
3920     Lettre Di Rimini        106:36     1993                      03-Jul-96
------------------------------------------------------------------------------
0598     Liasons Masques          67:25        0  Cinevog Prod.       11-Oct-94
------------------------------------------------------------------------------
0839     Licking Legend           80:35     1993
------------------------------------------------------------------------------
3924     Lies of Passion          91:26                               28-Jul-96
------------------------------------------------------------------------------
0095     Life In The Fat Lane #01 70:31     1990  Loretta Sterling    01-Jun-94
------------------------------------------------------------------------------
1405     Life In The Fat Lane #03 79:43     1993  Filmco              24-Jan-95
------------------------------------------------------------------------------
1406     Life In The Fat Lane #04 83:46           Filmco              24-Jan-95
------------------------------------------------------------------------------
0793     Life Of The Party        85:37     1991  Zane Ent.           01-Jun-94
------------------------------------------------------------------------------
2828     Life's A Beach          107:59     1995  Frontier Media      11-Dec-95
------------------------------------------------------------------------------
1653     Lilith Unleashed         83:01     1986  Night Magic         20-Dec-94
------------------------------------------------------------------------------
3922     Lingerie                 79:35     1993                      28-Jul-96
------------------------------------------------------------------------------
2790     Lingerie Busters        107:08     1992                      29-Nov-95
------------------------------------------------------------------------------
3578     Lingerie Ladies #05     113:11           Odyssey Group       25-Jul-96
------------------------------------------------------------------------------
1708     Lip Service              78:18     1991  Bad Girl Video      20-Dec-94
------------------------------------------------------------------------------
4484     Lip Service              73:41     1989                      01-Aug-96
------------------------------------------------------------------------------
3034     Lips On Lips             79:59     1989  Aphrodite           31-Jan-96
------------------------------------------------------------------------------
0794     Little Big Dong          70:34     1992  Zane Ent.           01-Jun-94
------------------------------------------------------------------------------
2915     Little Girl Lost-
           the Savannah story     92:21     1995  Sin City            03-Jan-96
------------------------------------------------------------------------------
1534     Little Magicians        113:49     1994  Anabolic Video P    28-Nov-94
------------------------------------------------------------------------------
3923     Little Miss Anal         72:47                               28-Jul-96
------------------------------------------------------------------------------
1817     Live Bait                73:35     1990  Intropics           20-Jan-95
------------------------------------------------------------------------------
2673     Live Bi Me               74:17     1990  Pleasure Produc     30-Oct-95
------------------------------------------------------------------------------
2818     Live In, Love In         77:27     1989  Moonlight Entert    29-Nov-95
------------------------------------------------------------------------------
1951     Live Sex                 79:45     1994  Legend              23-Feb-95
------------------------------------------------------------------------------
2561     Living Doll              72:07     1992  Western Visuals     29-Sep-95
------------------------------------------------------------------------------
1410     Loads Of Fun #05        123:30     1993  Filmco              25-Nov-94
------------------------------------------------------------------------------
6210     Lockdown                 76:27     1996  Nitro               01-Mar-97
------------------------------------------------------------------------------
6516     Lolita                   83:50     1995  Sin City            28-Apr-97
------------------------------------------------------------------------------
1614     Long Hot Summer          71:50     1992  Cinderella          19-Dec-94
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4408     Loopholes                85:03     1993                      26-Jul-96
------------------------------------------------------------------------------
1271     Losing Control           78:48           Cinderella          05-Nov-94
------------------------------------------------------------------------------
2200     Lottery Lust             90:02     1993  EVN                 24-May-95
------------------------------------------------------------------------------
2595     Love Doll Lucy #01      115:02     1995  Pleasure Produc     05-Oct-95
------------------------------------------------------------------------------
2768     Love Doll Lucy #02      108:12     1995  Pleasure Produc     03-Jan-96
------------------------------------------------------------------------------
4611     Love Exchange            82:40     1995  CDI/Dreamland       30-Aug-96
------------------------------------------------------------------------------
4328     Love From The Backside   74:32     1989  Fantazy Ent         24-Jul-96
------------------------------------------------------------------------------
5257     Love Ghost               00:00           Western Visual
------------------------------------------------------------------------------
0894     Love In An Elevator      72:52           Coast To Coast      30-Aug-94
------------------------------------------------------------------------------
4320     Love in Reverse          83:14        0  Fantazy Ent         24-Jul-96
------------------------------------------------------------------------------
5326C    Love In Strange Places   00:00           Pendulous Prod.
------------------------------------------------------------------------------
2047     Love Lessons             82:46     1985  Hollywood Video     23-Sep-94
------------------------------------------------------------------------------
0083     Love Letter              89:02           N/A                 14-Jun-94
------------------------------------------------------------------------------
3917     Love Letters #01         74:33     1993                      28-Jul-96
------------------------------------------------------------------------------
3916     Love Letters #02         73:54     1993                      28-Jul-96
------------------------------------------------------------------------------
1838     Love Lies                79:48     1988  Intropics           20-Jan-95
------------------------------------------------------------------------------
4928     Love Notes               83:12     1980  Hollywood Video     15-Nov-96
------------------------------------------------------------------------------
3504     Love On The Hershie
           Highway                80:09     1994  Hollywood Video     07-Oct-96
------------------------------------------------------------------------------
1683     Love Potion              89:36     1995  Western Visuals     20-Dec-94
------------------------------------------------------------------------------
2122     Love Potion Sandwich     77:15     1994  Lave Prod.
------------------------------------------------------------------------------
1771     Love Probe               78:36     1986  Video Team          30-Jan-95
------------------------------------------------------------------------------
0875     Love Shack               75:14           N/A                 14-Aug-94
------------------------------------------------------------------------------
1936     Love Thirsty             71:30     1990  Intropics           23-Feb-95
------------------------------------------------------------------------------
2944     Lover's Lane             83:15     1986  Dinovision          24-Jan-96
------------------------------------------------------------------------------
0835     Lover's Trance           72:00     1991  Legend Video        23-Oct-94
------------------------------------------------------------------------------
4779     Lovers                   75:50     1993  Hollywood Video     07-Oct-96
------------------------------------------------------------------------------
2995     Lovers #02-Jennifer &
           Steve 58:38                      1994  Femme               01-May-96
------------------------------------------------------------------------------
2991     Lovers: Sydney & Ray     67:16     1993  Femme               23-Apr-96
------------------------------------------------------------------------------
3125     Lovin' Spoonfuls #04    138:00     1995  4 Play Prod.        04-Mar-96
------------------------------------------------------------------------------
6585     Loving Alternative
           Video Magazine        109:38     1996  CED/Zane Ent.       05-Jun-97
------------------------------------------------------------------------------
1871     Loving Large             90:06     1994  Video Team          30-Jan-95
------------------------------------------------------------------------------
3082     Low Blows                78:02     1989  Moonlight Entert    31-Jan-96
------------------------------------------------------------------------------
5071     Low Down Dirty Game      96:19     1995  LBO Ent. Group      24-Feb-97
------------------------------------------------------------------------------
3390     Luna Di Miele in Otto    87:43        0  Turbo Films         17-Apr-96
------------------------------------------------------------------------------
0356     Lunar Lust               83:02     1990  Hollywood Video     23-Sep-94
------------------------------------------------------------------------------
1661     Lure Of The Triangle     72:04           Classix             20-Dec-94
------------------------------------------------------------------------------
2414     Lust American Style      79:08     1984  Western Visuals     18-Jul-95
------------------------------------------------------------------------------
6026     Lust And Desire         117:14     1996  Western Visuals     28-Jan-97
------------------------------------------------------------------------------
2165     Lust Bug                 80:14     1985  Hollywood Video     29-Mar-95
------------------------------------------------------------------------------
1698     Lust Crimes              77:19     1992  Western Visuals     20-Dec-94
------------------------------------------------------------------------------
3914     Lust Never Sleeps        65:56     1991                      28-Jul-96
------------------------------------------------------------------------------
3002     Lust Of Blackula         75:22     1987  Superstar           31-Jan-96
------------------------------------------------------------------------------
6062     Lustful Obsession        00:00           Notorious Prod.
------------------------------------------------------------------------------
2390     Lusty                    76:00     1986  Cinderella          20-Jun-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
0030     Lusty Ladies #01         87:00
------------------------------------------------------------------------------
0031     Lusty Ladies #02         55:39     1991  Film Collectors A   14-Jun-94
------------------------------------------------------------------------------
1518     Lusty Ladies #10         45:23     1991  4 Play Prod.        28-Oct-94
------------------------------------------------------------------------------
1100     Lusty Ladies #18         81:39     1991  4 Play Prod.
------------------------------------------------------------------------------
1101     Lusty Ladies #19         58:53     1991  4 Play Prod.        09-Sep-94
------------------------------------------------------------------------------
1102     Lusty Ladies #20         60:06     1988  4 Play Prod.        09-Sep-94
------------------------------------------------------------------------------
1102     Lusty Ladies 20          60:02
------------------------------------------------------------------------------
0054     Lusty Ladies 4               0
------------------------------------------------------------------------------
3395     Lusty Lap Dancers       116:05        0  Rod Suction         19-Aug-97
------------------------------------------------------------------------------
3396     Lusty Lap Dancers 2     117:09        0  Hollywood Video     19-Aug-97
------------------------------------------------------------------------------
1415     Lusty Life #15          108:36           Zane Ent.           25-Nov-94
------------------------------------------------------------------------------
1145     Lusty Life #18          112:49           Zane Ent.           07-Sep-94
------------------------------------------------------------------------------
1140     Lusty Life #38          115:55           Zane Ent.           07-Sep-94
------------------------------------------------------------------------------
1141     Lusty Life #44          116:54           Zane Ent.           07-Sep-94
------------------------------------------------------------------------------
1413     Lusty Life 24 - Cum
           Coated Tits           104:25           Zane Ent.           24-Jan-95
------------------------------------------------------------------------------
1421     Lusty Life 49 - Cum
           Raging Cocks           82:50           Zane Ent.           25-Nov-94
------------------------------------------------------------------------------
0774     Lusty Life Series Vol.
           #05                   113:27           Zane Ent.           01-Jun-94
------------------------------------------------------------------------------
3976     M Series #02             74:38     1992                      16-Jul-96
------------------------------------------------------------------------------
3975     M Series #03             72:16     1993                      23-Jul-96
------------------------------------------------------------------------------
3974     M Series #09             74:10     1994                      26-Jul-96
------------------------------------------------------------------------------
3977     M Series #01             74:09     1992                      26-Jul-96
------------------------------------------------------------------------------
1948     Madam Hollywood          72:04     1993                      01-Feb-95
------------------------------------------------------------------------------
0347     Madame X                 73:41     1990  Hollywood Video     12-Sep-94
------------------------------------------------------------------------------
3970     Made in Germany          76:46     1990                      28-Jul-96
------------------------------------------------------------------------------
3971     Made in Heaven           70:27     1991                      28-Jul-96
------------------------------------------------------------------------------
2547     Magic Fingers            85:10     1987  Midnight Entertai   29-Sep-95
------------------------------------------------------------------------------
3968     Main St. U.S.A.          89:04     1992                      28-Jul-96
------------------------------------------------------------------------------
3625     Major Fucking Slut       68:17     1994  Bella Pictures      02-Jul-96
------------------------------------------------------------------------------
5081     Major Fucking Whore      56:38     1996  Al Borda Video      08-Jan-97
------------------------------------------------------------------------------
2323     Major League Tits        55:56     1994  Global              24-Apr-96
------------------------------------------------------------------------------
1673     Make Me Sweat            56:07     1989  Cinderella          19-Dec-94
------------------------------------------------------------------------------
3260     Make My Night            84:23     1985  Cinderella          09-May-96
------------------------------------------------------------------------------
1843     Make Out                 84:05     1988  Video Team          20-Jan-95
------------------------------------------------------------------------------
6664     Makin' The Rounds        68:30     1997  Liquid Video Pro    28-Aug-97
------------------------------------------------------------------------------
1204     Making Charlie           89:48     1989  Cinderella          05-Nov-94
------------------------------------------------------------------------------
1787     Making Ends Meet         76:20     1987  Video Team          30-Jan-95
------------------------------------------------------------------------------
1558     Making Tracks            86:24     1990  Dreamland Ent.      03-Jan-95
------------------------------------------------------------------------------
0836     Malibu Blue              79:35
------------------------------------------------------------------------------
4530     Malibu Heat              83:14     1995  Hollywood Video     01-Aug-96
------------------------------------------------------------------------------
4683     Malibu Madam             81:13     1995  Coast To Coast      04-Sep-96
------------------------------------------------------------------------------
0931     Malibu Spice             80:16     1991  Coastline Films P   16-Sep-94
------------------------------------------------------------------------------
6505     Maltese Bimbo            82:40     1993  Fat Dog             06-May-97
------------------------------------------------------------------------------
0796     Mam's The Word           70:56           N/A                 01-Jun-94
------------------------------------------------------------------------------
1791     Mammary Lane             84:56     1988  Video Team          30-Jan-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4830     Man Killer               69:08     1996  Sin City            20-Sep-96
------------------------------------------------------------------------------
1331     Mandi's Magic            85:25
------------------------------------------------------------------------------
2587     Maneaters                76:13     1987                      08-Sep-95
------------------------------------------------------------------------------
3978     Many Happy Returns       80:48     1995                      28-Jul-96
------------------------------------------------------------------------------
4958     Marco Polo               83:10     1995  Sin City            11-Nov-96
------------------------------------------------------------------------------
2723     Marked #02               69:05     1993  Fat Dog             18-Oct-95
------------------------------------------------------------------------------
3478     Marquis De Sade          86:17     1995  In-X-Cess Prod.     24-Feb-97
------------------------------------------------------------------------------
2985     Married And Cheating     77:08     1989  Western Visuals     31-Jan-96
------------------------------------------------------------------------------
1601     Married With Hormones    89:06                               11-Jan-95
------------------------------------------------------------------------------
2763     Married With She - Males 69:18     1994  Pleasure Produc     03-Jan-96
------------------------------------------------------------------------------
3965     Married Women            70:26     1990                      24-Jul-96
------------------------------------------------------------------------------
2627     Masquerade               88:33     1995  Hollywood Video     08-Sep-95
------------------------------------------------------------------------------
3966     Masquerade               69:07                               28-Jul-96
------------------------------------------------------------------------------
3964     Massagi Padicolari       67:39        0                      23-Jul-96
------------------------------------------------------------------------------
6165     Maverdick                94:52     1995  Western Visuals     04-Apr-97
------------------------------------------------------------------------------
3430     Max                      84:53     1995  Filmwest Prod.      28-Aug-97
------------------------------------------------------------------------------
2857     Max #04 - The Harder
           They Come              87:57     1995  Film West           03-Jan-96
------------------------------------------------------------------------------
3431     MAX 2                    71:34        0  Filmwest Produc     19-Aug-97
------------------------------------------------------------------------------
3427     MAX 3                    86:37        0  Filmwest Produc     19-Aug-97
------------------------------------------------------------------------------
3424     MAX 5: The Harder They
           Fall                   89:18     1995  Filmwest Produc     19-Aug-97
------------------------------------------------------------------------------
3962     Max a Budapest          107:18                               24-Jul-96
------------------------------------------------------------------------------
3963     Max A Parigi            116:27     1993                      03-Jul-96
------------------------------------------------------------------------------
6656     Max At His Hardest       70:00           ABV-USA
------------------------------------------------------------------------------
2833     Max Bedroom              88:31     1987  Zane Ent.           29-Nov-95
------------------------------------------------------------------------------
0765     Max Hardcore Adventure
           In Shopping            76:35           Zane Ent.           01-Jun-94
------------------------------------------------------------------------------
0766     Max Hardcore Animalistic
           Urge                   78:00     1992  Zane Ent.           01-Jun-94
------------------------------------------------------------------------------
0767     Max Hardcore Between
           The Lines              79:36           Filmwest Prod.      01-Jun-94
------------------------------------------------------------------------------
2961     Max Hardcore: Love Hurts 99:36     1995  Zane Ent.           31-Jan-96
------------------------------------------------------------------------------
6700     Max Volume 7             88:05     1995  X-Plor Media/Fi     14-Aug-97
------------------------------------------------------------------------------
3956     Max World #02 - Europa
           Issue                      0                               28-Jul-96
------------------------------------------------------------------------------
6699     Max World 4              81:00     1996  X - Plor Media Gro  14-Aug-97
------------------------------------------------------------------------------
0769     Maxhardcore And Suzy
           Superslut              70:28     1992  Zane Ent.           01-Jun-94
------------------------------------------------------------------------------
4267     Maxworld 1-Southern
           Cross                 107:08                               24-Jul-96
------------------------------------------------------------------------------
1705     Mega Splash #01         103:53     1992  Western Visuals     11-Jan-95
------------------------------------------------------------------------------
2933     Memoires Intimes -
           L'ete De Julie         77:33     1995  Marc Hendrix        03-Jan-96
------------------------------------------------------------------------------
0837     Memories                 69:48     1992  Legend Video        23-Oct-94
------------------------------------------------------------------------------
1375     Menage A Trois           73:00        0  Western Visuals     27-Oct-94
------------------------------------------------------------------------------
1764     Menage A Trois #02      109:20     1993  Bad Girls           11-Jan-95
------------------------------------------------------------------------------
1684     Menage A Trois #03      106:32     1993  Western Visuals     20-Dec-94
------------------------------------------------------------------------------
1681     Menage A Trois #04      105:01     1993  Western Visuals     11-Jan-95
------------------------------------------------------------------------------
6707     Menageres Defoncees au
           Supermarch             75:26        0  Patrice Cabanel     19-Aug-97
------------------------------------------------------------------------------
1592     Mes Cousines Sont De
           Vraies Salopes         80:24     1990  Europix             18-Nov-94
------------------------------------------------------------------------------
3191     Mia Moglie E una Porca   69:27           Global Vision       04-Apr-96
------------------------------------------------------------------------------
3954     Micheal Bruno's Private
           Label                  74:02                               28-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
5242     Michelle #01             80:54           Turbo Film         08-Jan-97
------------------------------------------------------------------------------
4647     Midas Touch              70:34     1991  CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
2895     Middle Aged Sex Maniacs  74:33     1995  FHV/Sunshine       11-Dec-95
------------------------------------------------------------------------------
2626     Midnight Angel           70:04     1991  Cinderella         08-Sep-95
------------------------------------------------------------------------------
3308     Midnight Baller          73:17           Pleasure Produc    08-May-96
------------------------------------------------------------------------------
1930     Midnight Confessions     79:16     1992  Xcitement          21-Feb-95
------------------------------------------------------------------------------
1861     Midnight Dreams          84:49     1994  Western Visuals    03-Jan-95
------------------------------------------------------------------------------
1265     Midnight Fantasies      119:58     1992  Fantaz             05-Nov-94
------------------------------------------------------------------------------
1272     Midnight Fantasies #01
           d1265                 120:24           n                  05-Nov-94
------------------------------------------------------------------------------
6223     Midnight Fire            81:02     1990  Pure Class Produ   01-Mar-97
------------------------------------------------------------------------------
0335     Midnight Heat            87:40     1983  n                  14-Jun-94
------------------------------------------------------------------------------
1939     Midnight Hour            75:29     1991  Video Team         02-Mar-95
------------------------------------------------------------------------------
1224     Midnight Madness         78:00           Dreamland Ent.     27-Oct-94
------------------------------------------------------------------------------
3972     Midnight Orgy            65:06     1993                     28-Jul-96
------------------------------------------------------------------------------
1803     Midsummers Love Story    80:28     1993  Western Visuals    03-Jan-95
------------------------------------------------------------------------------
4508     Millie Vanilla           83:45     1994                     01-Aug-96
------------------------------------------------------------------------------
1950     Million Dollar Screw     80:08     1987  Video Team         02-Mar-95
------------------------------------------------------------------------------
0861     Mind Games               67:48     1992  Cinderella         01-Aug-94
------------------------------------------------------------------------------
1529     Mind Sex                 85:28     1994  Ignite Prod.       28-Nov-94
------------------------------------------------------------------------------
0911     Mind Shadows             54:40     1990  Paul Norman Pro    25-Aug-94
------------------------------------------------------------------------------
1049     Mind Shadows #02         66:04     1993  Paul Norman Pro    31-Oct-94
------------------------------------------------------------------------------
2617     Minitel Et Maxicul       89:50     1992  Fanta-Z            30-Aug-95
------------------------------------------------------------------------------
2822     Miracle On 69th Street   86:34     1992  Heatwave Entert    29-Nov-95
------------------------------------------------------------------------------
1704     Mischief                 73:05     1991  Western Visuals    03-Jan-95
------------------------------------------------------------------------------
6507     Miss Aphrodisiaque       87:35     1995  Digital Media Grp  07-May-97
------------------------------------------------------------------------------
1576     Miss Hard Crad Se
           D'echaine              88:29           High Class         18-Nov-94
------------------------------------------------------------------------------
6557     Miss Liberty             84:59     1996  In-X-Cess          08-May-97
------------------------------------------------------------------------------
1825     Miss Nude International  77:17     1994  Legend             16-Feb-95
------------------------------------------------------------------------------
4301     Miss Nude International  85:03     1994  Cinderella         17-Jul-96
------------------------------------------------------------------------------
0750     Miss Twenty First
           Century                71:10           Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
0985     Mistaken Identity        71:44     1989  Coast To Coast     07-Oct-94
------------------------------------------------------------------------------
3000     Mistress Of Sin          73:30     1994  Las Vegas Video    19-Jan-96
------------------------------------------------------------------------------
3161     Mistress of The Mansion  75:47     1994  Cal Vista          25-Mar-96
------------------------------------------------------------------------------
3093     Misty Midnight           78:59     1995  Coastline Films    03-Jan-96
------------------------------------------------------------------------------
2823     Mo' Body                 75:37     1992  Heatwave Entert    29-Nov-95
------------------------------------------------------------------------------
4787     Model's Memoirs          78:41     1994  In-X-Cess Produc   17-Oct-96
------------------------------------------------------------------------------
5047     Models For Hire #01      90:36     1996  Masked Pictures    21-Nov-96
------------------------------------------------------------------------------
5045     Models For Hire #02      86:31     1996  Masked Pictures    21-Nov-96
------------------------------------------------------------------------------
3973     Modern Love              67:15     1991                     16-Jul-96
------------------------------------------------------------------------------
1245     Moist To The Touch       88:47           Dreamland Ent      27-Oct-94
------------------------------------------------------------------------------
6271     Molina                   74:04     1996  Klimaxxx Produc    04-Apr-97
------------------------------------------------------------------------------
3102     Mondiali                 79:21           Fiesta Direct      28-Feb-96
------------------------------------------------------------------------------
3182     Monkey Wench             80:22     1995  Bella Pictures     15-May-96
------------------------------------------------------------------------------
1522     Monster Mammaries**Cppa  85:48
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4463     Moo Shoo Porkers         69:17           EVN (CDI)          25-Jul-96
------------------------------------------------------------------------------
1958     Moondance**CPPA          82:28     1991
------------------------------------------------------------------------------
2559     Moonlusting              81:35     1987  Western Visuals    29-Sep-95
------------------------------------------------------------------------------
2793     Moonlusting #02          78:46     1987  Western Visuals    29-Nov-95
------------------------------------------------------------------------------
0110     More Dirty Debutantes    84:37     1991  Nasty Bros.        14-Jun-94
------------------------------------------------------------------------------
3448     More Dirty Debutantes   118:01     1990  Ed Powers          15-May-96
------------------------------------------------------------------------------
5199     More Dirty Debutantes
           #17                   138:25     1992  Ed Powers          11-Dec-96
------------------------------------------------------------------------------
2747     More Dirty Debutantes
           #03                   112:37     1991                     18-Oct-95
------------------------------------------------------------------------------
2748     More Dirty Debutantes
           #04                   119:26     1990                     18-Oct-95
------------------------------------------------------------------------------
2963     More Dirty Debutantes
           #06                   120:55     1990                     02-Feb-96
------------------------------------------------------------------------------
2968     More Dirty Debutantes
           #07                   137:04     1991                     02-Feb-96
------------------------------------------------------------------------------
2521     More Dirty Debutantes
           #08                   137:20                              18-Oct-95
------------------------------------------------------------------------------
2567     More Dirty Debutantes
           #09                   135:58                              21-Nov-95
------------------------------------------------------------------------------
2749     More Dirty Debutantes
           #11                   138:27                              18-Oct-95
------------------------------------------------------------------------------
6590     More Dirty Debutantes
           #13                   138:25     1992  The Nasty Brothe   17-Jun-97
------------------------------------------------------------------------------
6591     More Dirty Debutantes
           #14                   135:20     1992  The Nasty Brothe   17-Jun-97
------------------------------------------------------------------------------
6592     More Dirty Debutantes
           #15                   137:47     1992  The Nasty Brothe   17-Jun-97
------------------------------------------------------------------------------
2566     More Dirty Debutantes
           #19                   137:15     1993  Nasty Bros.        21-Nov-95
------------------------------------------------------------------------------
2520     More Dirty Debutantes
           #21                   137:19     1993                     21-Nov-95
------------------------------------------------------------------------------
3197     More Dirty Debutantes
           #38                   137:54     1995  Ed Powers          10-Apr-96
------------------------------------------------------------------------------
3205     More Dirty Debutantes
           #39                   135:03     1995  Nasty Bros         31-May-96
------------------------------------------------------------------------------
3196     More Dirty Debutantes
           #40                   138:11     1995  Nasty Bros.        17-Apr-96
------------------------------------------------------------------------------
3202     More Dirty Debutantes
           #41                   137:14     1995  4 Play Prod.       03-Jun-96
------------------------------------------------------------------------------
6593     More Dirty Debutantes
           #42                   140:33     1995  The Nasty Brothe   17-Jun-97
------------------------------------------------------------------------------
6594     More Dirty Debutantes
           #43                   137:31     1995  The Nasty Brothe   17-Jun-97
------------------------------------------------------------------------------
6596     More Dirty Debutantes
           #45                   136:38     1995  The Nasty Brothe   17-Jun-97
------------------------------------------------------------------------------
6597     More Dirty Debutantes
           #46                   115:00     1993  The Nasty Brothe   17-Jun-97
------------------------------------------------------------------------------
6598     More Dirty Debutantes
           #47                   137:02     1995  The Nasty Brothe   19-Jun-97
------------------------------------------------------------------------------
5216     More Dirty Debutantes
           #49                   138:42     1995  Nasty Bros         03-Jan-97
------------------------------------------------------------------------------
2746     More Dirty Debutantes 2 117:53                              18-Oct-95
------------------------------------------------------------------------------
3955     More Reel People #02     77:27     1991                     28-Jul-96
------------------------------------------------------------------------------
4126     More Reel People #10     68:00     1995                     24-Jul-96
------------------------------------------------------------------------------
4546     More Than A Woman        71:21     1992  CDI/Pepper         07-Aug-96
------------------------------------------------------------------------------
4322     More than Friends        74:33           Fantazy Ent.       24-Jul-96
------------------------------------------------------------------------------
1772     More Than Friends            0
------------------------------------------------------------------------------
5016     More!Sorority
           Stewardesses           86:03     1995  Plush Ent.
------------------------------------------------------------------------------
1598     Motel Hell               00:00     1992                     11-Jan-95
------------------------------------------------------------------------------
1598     Motel Hell               75:38
------------------------------------------------------------------------------
XXX      Mouth To Mouth               0           Coast-To-Coast     04-Sep-96
------------------------------------------------------------------------------
1095     Mr. Big                  69:26     1991                     08-Aug-94
------------------------------------------------------------------------------
3934     Mr. Peeper's Amateur
           Home Videos #0         72:00     1991                     16-Jul-96
------------------------------------------------------------------------------
3944     Mr. Peeper's Amateur
           Home Videos #0         72:00                              28-Jul-96
------------------------------------------------------------------------------
3943     Mr. Peeper's Amateur
           Home Videos #0         72:16     1991                     28-Jul-96
------------------------------------------------------------------------------
1110     Mr. Peeper's Amateur
           Home Videos #0         70:13     1991  Mr. Peepers        09-Sep-94
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4423     Mr. Peeper's Amateur
           Home Videos #0         70:09     0                        26-Jul-96
------------------------------------------------------------------------------
3942     Mr. Peeper's Amateur
           Home Videos #0         64:56                              28-Jul-96
------------------------------------------------------------------------------
3945     Mr. Peeper's Amateur
           Home Videos #0         71:18     1991                     18-Jul-96
------------------------------------------------------------------------------
3618     Mr. Peeper's Amateur
           Home Videos #0         72:10                              02-Jul-96
------------------------------------------------------------------------------
3937     Mr. Peeper's Amateur
           Home Videos #0         70:46                              18-Jul-96
------------------------------------------------------------------------------
3935     Mr. Peeper's Amateur
           Home Videos #0         78:23                              18-Jul-96
------------------------------------------------------------------------------
3946     Mr. Peeper's Amateur
           Home Videos #1         69:58     1994                     28-Jul-96
------------------------------------------------------------------------------
4477     Mr. Peeper's Amateur
           Home Videos #1         69:52     1995                     01-Aug-96
------------------------------------------------------------------------------
3938     Mr. Peeper's Amateur
           Home Videos #1         71:46     1990                     31-Dec-95
------------------------------------------------------------------------------
3633     Mr. Peeper's Amateur
           Home Videos #1         71:31     1991                     02-Jul-96
------------------------------------------------------------------------------
3936     Mr. Peeper's Amateur
           Home Videos #1         66:24                              28-Jul-96
------------------------------------------------------------------------------
3939     Mr. Peeper's Amateur
           Home Videos #1         71:44     1995                     28-Jul-96
------------------------------------------------------------------------------
3931     Mr. Peeper's Amateur
           Home Videos #1         68:45     0                        28-Jul-96
------------------------------------------------------------------------------
3622     Mr. Peeper's Amateur
           Home Videos #1         66:56                              02-Jul-96
------------------------------------------------------------------------------
3930     Mr. Peeper's Amateur
           Home Videos #1         71:35     1991                     24-Jul-96
------------------------------------------------------------------------------
3933     Mr. Peeper's Amateur
           Home Videos #1         69:34     1994                     24-Jul-96
------------------------------------------------------------------------------
3932     Mr. Peeper's Amateur
           Home Videos #2         68:05                              28-Jul-96
------------------------------------------------------------------------------
3961     Mr. Peeper's Amateur
           Home Videos #2         71:14                              28-Jul-96
------------------------------------------------------------------------------
3960     Mr. Peeper's Amateur
           Home Videos #2         72:39                              16-Jul-96
------------------------------------------------------------------------------
4429     Mr. Peeper's Amateur
           Home Videos #2         71:22                              25-Jul-96
------------------------------------------------------------------------------
4392     Mr. Peeper's Amateur
           Home Videos #2         66:05
------------------------------------------------------------------------------
4413     Mr. Peeper's Amateur
           Home Videos #2         90:31                              26-Jul-96
------------------------------------------------------------------------------
3948     Mr. Peeper's Amateur
           Home Videos #2         64:52                              28-Jul-96
------------------------------------------------------------------------------
3947     Mr. Peeper's Amateur
           Home Videos #2         70:35     1991                     28-Jul-96
------------------------------------------------------------------------------
4435     Mr. Peeper's Amateur
           Home Videos #2         64:57                              25-Jul-96
------------------------------------------------------------------------------
3951     Mr. Peeper's Amateur
           Home Videos #2         69:42                              28-Jul-96
------------------------------------------------------------------------------
4414     Mr. Peeper's Amateur
           Home Videos #3         68:37                              26-Jul-96
------------------------------------------------------------------------------
3949     Mr. Peeper's Amateur
           Home Videos #3         64:40                              28-Jul-96
------------------------------------------------------------------------------
3952     Mr. Peeper's Amateur
           Home Videos #3         67:44                              28-Jul-96
------------------------------------------------------------------------------
4432     Mr. Peeper's Amateur
           Home Videos #3         67:34                              25-Jul-96
------------------------------------------------------------------------------
3940     Mr. Peeper's Amateur
           Home Videos #3         67:05                              28-Jul-96
------------------------------------------------------------------------------
3953     Mr. Peeper's Amateur
           Home Videos #3         67:37                              28-Jul-96
------------------------------------------------------------------------------
4430     Mr. Peeper's Amateur
           Home Videos #3         68:02                              25-Jul-96
------------------------------------------------------------------------------
3950     Mr. Peeper's Amateur
           Home Videos #3         65:49                              28-Jul-96
------------------------------------------------------------------------------
4436     Mr. Peeper's Amateur
           Home Videos #3         63:49                              25-Jul-96
------------------------------------------------------------------------------
4388     Mr. Peeper's Amateur
           Home Videos #3         67:36                              26-Jul-96
------------------------------------------------------------------------------
3941     Mr. Peeper's Amateur
           Home Videos #4         65:56     1992                     28-Jul-96
------------------------------------------------------------------------------
4437     Mr. Peeper's Amateur
           Home Videos #4         68:02     1992                     25-Jul-96
------------------------------------------------------------------------------
3958     Mr. Peeper's Amateur
           Home Videos #4         68:01     1993                     28-Jul-96
------------------------------------------------------------------------------
3959     Mr. Peeper's Amateur
           Home Videos #4         70:50                               28-Jul-96
------------------------------------------------------------------------------
3929     Mr. Peeper's Amateur
           Home Videos #4         70:19     1991                     28-Jul-96
------------------------------------------------------------------------------
4476     Mr. Peeper's Amateur
           Home Videos #4         66:12     1992                     25-Jul-96
------------------------------------------------------------------------------
4412     Mr. Peeper's Amateur
           Home Videos #4         69:47     1992                     26-Jul-96
------------------------------------------------------------------------------
3928     Mr. Peeper's Amateur
           Home Videos #4         64:06                              28-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3617     Mr. Peeper's Amateur     68:28     1992                     02-Jul-96
          Home Videos #4
------------------------------------------------------------------------------
3011     Ms. Behaving             78:09     1994  Sin City           02-Feb-96
------------------------------------------------------------------------------
0960     Muff And Jeff            76:45     1993  Zane Ent           16-Sep-94
------------------------------------------------------------------------------
3927     Muffy The Vampire        70:22
          Layer**CPPA
------------------------------------------------------------------------------
6078     My Ass                   84:53     1996  Notorious Produ    28-Jan-97
------------------------------------------------------------------------------
1778     My Baby Got Back        118:46     1992  Video Team         20-Jan-95
------------------------------------------------------------------------------
2013     My Baby Got Back #02    114:18     1993  Video Team         23-Feb-95
------------------------------------------------------------------------------
2021     My Baby Got Back #03    110:21     1993  Video Team         23-Feb-95
------------------------------------------------------------------------------
1835     My Baby Got Back #04    119:34     1994  Video Team         20-Jan-95
------------------------------------------------------------------------------
6224     My Desire                91:49     1996  Nitro              01-Mar-97
------------------------------------------------------------------------------
4576     My Favourite Rear        86:23     1993  CDI/Pepper         23-Aug-96
------------------------------------------------------------------------------
3957     My Generation**CPPA      72:31     1994  Hollywood Video    28-Jul-96
------------------------------------------------------------------------------
4338     My Wife is a Call Girl   78:22           Fantazy Ent        24-Jul-96
------------------------------------------------------------------------------
3398     My Wildest Date          77:48        0  N/A                28-Aug-97
------------------------------------------------------------------------------
3523     Mysteria                 82:08     1995  Nitro              25-Sep-96
------------------------------------------------------------------------------
6234     Mystery Of The Golden
          Lotus                  110:36     1996  Nitro              03-Mar-97
------------------------------------------------------------------------------
4464     Naked Asians             67:43           EVN (CDI)          25-Jul-96
------------------------------------------------------------------------------
2095     Naked Buns 2 1/2         75:04     1991  Western Visuals    31-Jan-95
------------------------------------------------------------------------------
1125     Naked Buns 8 1/2         81:05     1992  Coast To Coast     28-Oct-94
------------------------------------------------------------------------------
0838     Naked Edge               70:59     1992  Legend Video       23-Oct-94
------------------------------------------------------------------------------
1347     Naked Stranger           78:38     1988  Cinderella         17-Nov-94
------------------------------------------------------------------------------
2732     Nasty #07               112:03     1994  Nasty Jack's Ho    27-Sep-95
------------------------------------------------------------------------------
1303     Nasty Girls              77:09           Cinderella         23-Dec-94
------------------------------------------------------------------------------
4029     Nasty Girls #01          67:25     1990                     24-Jul-96
------------------------------------------------------------------------------
1608     Nasty Girls #02          72:34     1989  Cinderella         19-Dec-94
------------------------------------------------------------------------------
1718     Nasty Girls #02          69:21     1990  Cinderella         27-Sep-94
------------------------------------------------------------------------------
1745     Nasty Girls #04          78:04     1989  Plum Prod.         08-Feb-95
------------------------------------------------------------------------------
4005     Nasty Jack #01           61:06     1990                     02-Jul-96
------------------------------------------------------------------------------
4473     Nasty Jack #01           50:13     1990                     25-Jul-96
------------------------------------------------------------------------------
4026     Nasty Jack #02           53:37     1995                     28-Jul-96
------------------------------------------------------------------------------
4420     Nasty Jack #03           55:05     1990                     26-Jul-96
------------------------------------------------------------------------------
4389     Nasty Jack #04           58:54     1990                     26-Jul-96
------------------------------------------------------------------------------
3624     Nasty Jack #05           53:53                              02-Jul-96
------------------------------------------------------------------------------
4503     Nasty Jack #06           58:53     1990                     01-Aug-96
------------------------------------------------------------------------------
4386     Nasty Jack #08           50:18     1990                     26-Jul-96
------------------------------------------------------------------------------
4587     Nasty Jack #08          101:53     1990  Video Drome        23-Aug-96
------------------------------------------------------------------------------
4046     Nasty Jack #08 (d-4386)  50:56     1990                     24-Jul-96
------------------------------------------------------------------------------
4025     Nasty Jack #09           58:43     1990                     18-Jul-96
------------------------------------------------------------------------------
4532     Nasty Jack #09           98:56     1990                     23-Aug-96
------------------------------------------------------------------------------
2635     Nasty Jack #10          120:32     1990  Nasty Jack's Ho    15-Sep-95
------------------------------------------------------------------------------
4421     Nasty Jack #10           59:35     1990                     26-Jul-96
------------------------------------------------------------------------------
4433     Nasty Jack #11           60:13     1990                     25-Jul-96
------------------------------------------------------------------------------
4516     Nasty Jack #12           50:39     1990                     01-Aug-96
------------------------------------------------------------------------------
4037     Nasty Jack #13           57:24                              28-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4738     Nasty Jack #16           52:30     1990                     05-Sep-96
------------------------------------------------------------------------------
4036     Nasty Jack #17           58:53     1990                     28-Jul-96
------------------------------------------------------------------------------
4506     Nasty Jack #19           49:43     1990                     01-Aug-96
------------------------------------------------------------------------------
4031     Nasty Jack #20           59:46     1990                     28-Jul-96
------------------------------------------------------------------------------
4030     Nasty Jack #21           56:46     1991                     28-Jul-96
------------------------------------------------------------------------------
4039     Nasty Jack #22           59:31     1991                     28-Jul-96
------------------------------------------------------------------------------
3619     Nasty Jack #24           59:04                              02-Jul-96
------------------------------------------------------------------------------
4038     Nasty Jack #26           59:15     1991                     28-Jul-96
------------------------------------------------------------------------------
4042     Nasty Jack #28           58:42                              28-Jul-96
------------------------------------------------------------------------------
4041     Nasty Jack #29           53:12     1987                     23-Jul-96
------------------------------------------------------------------------------
4009     Nasty Jack #30           53:21     1991                     16-Jul-96
------------------------------------------------------------------------------
4040     Nasty Jack #31           50:00                              28-Jul-96
------------------------------------------------------------------------------
4434     Nasty Jack #33           57:25     1991                     25-Jul-96
------------------------------------------------------------------------------
4045     Nasty Jack #36           58:40     1987                     31-Dec-95
------------------------------------------------------------------------------
4472     Nasty Jack #37           55:20                              25-Jul-96
------------------------------------------------------------------------------
4475     Nasty Jack #38           54:18                              25-Jul-96
------------------------------------------------------------------------------
4044     Nasty Jack #39           57:04                              31-Dec-95
------------------------------------------------------------------------------
4047     Nasty Jack #40           50:04                              28-Jul-96
------------------------------------------------------------------------------
1723     Nasty Ladies #01         75:57     1990  Plum Prod.         08-Feb-95
------------------------------------------------------------------------------
1721     Nasty Ladies #02         75:06     1990  Plum Prod.         08-Feb-95
------------------------------------------------------------------------------
1761     Nasty Ladies #03         79:04     1990  Plum Prod.         08-Feb-95
------------------------------------------------------------------------------
1762     Nasty Ladies #04         73:55     1991  Plum Prod.         08-Feb-95
------------------------------------------------------------------------------
1114     Nasty Man               116:19           Nasty Man Prod.    23-Sep-94
------------------------------------------------------------------------------
3177     Nasty Nancy #04         100:18     1995  Pepper Prod.       13-Mar-96
------------------------------------------------------------------------------
3290     Nasty Nancy #06          99:25        0  Cinderella         10-May-96
------------------------------------------------------------------------------
3293     Nasty Nancy Vol. 2 -    110:52     1995  Cinderella         10-May-96
          Cum Covered Hoo
------------------------------------------------------------------------------
2492     Nasty Newcummers #02    105:21     1993  Amateurs In Acti   22-Aug-95
------------------------------------------------------------------------------
2487     Nasty Newcummers #03    117:20     1994                     22-Aug-95
------------------------------------------------------------------------------
2574     Nasty Newcummers #04    103:07     1994                     08-Sep-95
------------------------------------------------------------------------------
2558     Nasty Newshounds         77:16     1987
------------------------------------------------------------------------------
2092     Nasty Nights             75:50     1988                     01-May-95
------------------------------------------------------------------------------
3555     Nasty Nurses            111:12                              06-Sep-96
------------------------------------------------------------------------------
2361     Nasty Nurses (Historic   53:20     1994                     27-Jun-95
          Erotica present
------------------------------------------------------------------------------
1527     Nasty Nymphs            136:43     1994  Anabolic Video P   28-Oct-94
------------------------------------------------------------------------------
5095     Nasty Operator           83:17     1995  Digital Media/Ca   08-Jan-97
------------------------------------------------------------------------------
4544     Nasty Romances           81:11        0  Hollywood Video    09-Aug-96
------------------------------------------------------------------------------
1115     Nasty Travel Tails #02  119:52     1993  Nasty Man Prod.    23-Sep-94
------------------------------------------------------------------------------
0105     National Poontangs Sex   86:18     1990  Filmco Releasing   01-Jun-94
          Vacation
------------------------------------------------------------------------------
2533     Natural Born Thrillers   80:49     1995  Coast To Coast     30-Aug-95
------------------------------------------------------------------------------
4773     Naughty 90's             82:00     1990  Hollywood Video    07-Oct-96
------------------------------------------------------------------------------
0321     Naughty 90's   D4773     81:52     1990  Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
4704     Naughty By Night         85:39     1994  CDI/Dreamland      05-Sep-96
------------------------------------------------------------------------------
4365     Naughty                  83:13     1987  Hollywood Video    26-Jul-96
          Cheerleaders**CPPA
------------------------------------------------------------------------------
1549     Naughty Girls Need Love  96:48     1984  Magic Night Vide   21-Nov-94
          Too
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2248     Naughty in Nature        69:57     1994  Pleasure Produc    01-May-95
------------------------------------------------------------------------------
5159C    Naughty Neighboars       00:00
------------------------------------------------------------------------------
3474     Naughty Nina             75:30     1992  Hollywood Video    23-May-96
------------------------------------------------------------------------------
5230     Needful Sins                 0
------------------------------------------------------------------------------
4035     Neighborhood Watch #01   72:20     1991                     28-Jul-96
------------------------------------------------------------------------------
4492     Neighborhood Watch #02   67:01     1990                     01-Aug-96
------------------------------------------------------------------------------
4034     Neighborhood Watch #03   74:08     1991                     26-Jul-96
------------------------------------------------------------------------------
4517     Neighborhood Watch #04   73:26                              01-Aug-96
------------------------------------------------------------------------------
4033     Neighborhood Watch #05   65:34     1991                     18-Jul-96
------------------------------------------------------------------------------
4417     Neighborhood Watch #06   65:49     1991                     26-Jul-96
------------------------------------------------------------------------------
4032     Neighborhood Watch #07   69:14     1991                     24-Jul-96
------------------------------------------------------------------------------
4010     Neighborhood Watch #08   67:05                              16-Jul-96
------------------------------------------------------------------------------
4011     Neighborhood Watch #09   70:44     1991                     16-Jul-96
------------------------------------------------------------------------------
3636     Neighborhood Watch #10   65:37                              02-Jul-96
------------------------------------------------------------------------------
4737     Neighborhood Watch #11   61:28     1991                     05-Sep-96
------------------------------------------------------------------------------
4043     Neighborhood Watch #12   70:42                              28-Jul-96
------------------------------------------------------------------------------
3981     Neighborhood Watch #13   69:00     1992                     28-Jul-96
------------------------------------------------------------------------------
4415     Neighborhood Watch #14   67:46     1992                     26-Jul-96
------------------------------------------------------------------------------
4416     (Neighborhood Watch #15  70:38     1992                     26-Jul-96
------------------------------------------------------------------------------
3982     Neighborhood Watch #16   67:16     1992                     28-Jul-96
------------------------------------------------------------------------------
4518     Neighborhood Watch #17   62:00                              01-Aug-96
------------------------------------------------------------------------------
3987     Neighborhood Watch #18   74:00                              28-Jul-96
------------------------------------------------------------------------------
3995     Neighborhood Watch #19   70:27     1995                     24-Jul-96
------------------------------------------------------------------------------
3983     Neighborhood Watch #20   67:37     1992                     28-Jul-96
------------------------------------------------------------------------------
3980     Neighborhood Watch #21   66:17     1992                     28-Jul-96
------------------------------------------------------------------------------
4385     Neighborhood Watch #22   65:35     1992                     26-Jul-96
------------------------------------------------------------------------------
3996     Neighborhood Watch #23   67:28                              28-Jul-96
------------------------------------------------------------------------------
4507     Neighborhood Watch #24   64:22                              01-Aug-96
------------------------------------------------------------------------------
3994     Neighborhood Watch #25   72:32     1992                     28-Jul-96
------------------------------------------------------------------------------
4017     Neighborhood Watch #26   71:03     1992                     28-Jul-96
------------------------------------------------------------------------------
4018     Neighborhood Watch #27   72:38     1992                     28-Jul-96
------------------------------------------------------------------------------
4002     Neighborhood Watch #28   71:17     1992                     28-Jul-96
------------------------------------------------------------------------------
3989     Neighborhood Watch #29   70:04     1992                     28-Jul-96
------------------------------------------------------------------------------
3997     Neighborhood Watch #30   70:39     1992                     28-Jul-96
------------------------------------------------------------------------------
3991     Neighborhood Watch #31   74:28     1992                     28-Jul-96
------------------------------------------------------------------------------
4000     Neighborhood Watch #32   52:10           LBO Ent. Group 1
------------------------------------------------------------------------------
3990     Neighborhood Watch #34   68:24     1992                     28-Jul-96
------------------------------------------------------------------------------
4003     Neighborhood Watch #35   64:43                              31-Dec-95
------------------------------------------------------------------------------
4019     Neighborhood Watch #36   65:08     1993                     18-Jul-96
------------------------------------------------------------------------------
4001     Neighborhood Watch #37   68:29     1993                     28-Jul-96
------------------------------------------------------------------------------
3621     Neighborhood Watch #38   65:31     1993                     02-Jul-96
------------------------------------------------------------------------------
3993     Neighborhood Watch 39    69:09
------------------------------------------------------------------------------
3984     Neighborhood Watch 40    66:33     1993                     28-Jul-96
------------------------------------------------------------------------------
3992     Neighborhood Watch #33   67:44                              28-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3493  Nena Cherry's DP            74:40     1996  Nitro              30-May-96
       Gang Bang
------------------------------------------------------------------------------
2260  Neutron Man                 76:19     1993  Hollywood Video    02-Jun-95
------------------------------------------------------------------------------
3986  Never Enough                71:47     1990                     31-Dec-95
------------------------------------------------------------------------------
1024  Never Never Land            78:16     1992                     01-Nov-94
------------------------------------------------------------------------------
3008  Never Say Never - The       75:08     1994  Sin City           02-Feb-96
       Adventures Of
------------------------------------------------------------------------------
2906  Never Say Never
       Again - The Adventur       76:11     1995  Sin City           03-Jan-96
------------------------------------------------------------------------------
2522  New Ends #01               137:40     1993                     18-Oct-95
------------------------------------------------------------------------------
2523  New Ends #02               136:16     1995                     18-Oct-95
------------------------------------------------------------------------------
2524  New Ends #03               138:05     1995                     18-Oct-95
------------------------------------------------------------------------------
2568  New Ends #04               138:43     1993                     18-Oct-95
------------------------------------------------------------------------------
2967  New Ends #05               138:09     1993                     02-Feb-96
------------------------------------------------------------------------------
5197  New Ends #06 D3064         136:17     1995  Ed Powers          11-Dec-96
------------------------------------------------------------------------------
3064  New Ends #06 D5197         137:45     1993                     02-Feb-96
------------------------------------------------------------------------------
2525  New Ends #07               137:40     1994                     18-Oct-95
------------------------------------------------------------------------------
4911  New Ends #08               137:22     1995  Omni Internation   17-Oct-96
------------------------------------------------------------------------------
4910  New Ends #10               133:05     1995  Omni Internation   17-Oct-96
------------------------------------------------------------------------------
2486  New Faces Hot Bodies -
       Pro Am #01                 72:16     1992  Starbright Produ   22-Aug-95
------------------------------------------------------------------------------
2484  New Faces Hot Bodies -
       Pro Am #03                101:58     1994  Starbright Produ   22-Aug-95
------------------------------------------------------------------------------
2485  New Faces Hot Bodies -
       Pro Am #05                 63:31     1994  Starbright Produ   22-Aug-95
------------------------------------------------------------------------------
0876  New Girl In Town            74:00           Coast To Coast     14-Aug-94
------------------------------------------------------------------------------
2073  New Girl In Town #02        76:32     1993  Hole In One        08-Feb-95
------------------------------------------------------------------------------
1392  New Girl In Town #03        81:00           Coast To Coast     28-Oct-94
------------------------------------------------------------------------------
2382  New Girl In Town #04        74:58     1993  Coast To Coast     27-Jun-95
------------------------------------------------------------------------------
2394  New Girl In Town #05        84:58     1994  Coast To Coast     27-Jun-95
------------------------------------------------------------------------------
2274  New Girl In Town #06        84:52     1994  Coast To Coast     31-Mar-95
------------------------------------------------------------------------------
4584  New Girl In Town #07        73:37                              23-Aug-96
------------------------------------------------------------------------------
5152C New Kid On The BIock**CPPA  85:32     1991
------------------------------------------------------------------------------
3300  New Money                   70:39     1995  Unlimited          15-May-96
------------------------------------------------------------------------------
4348  New Positions               67:55     1994  CDI/S.Canterbur    26-Jul-96
------------------------------------------------------------------------------
1940  New Sensation!              71:42     1989  Coast To Coast     27-Jun-95
------------------------------------------------------------------------------
4461  New Wave Orientals          66:19           EVN (CDI)          25-Jul-96
------------------------------------------------------------------------------
4715  New York Vice               77:55     1985  Coast-To-Coast     24-Sep-96
------------------------------------------------------------------------------
1379  Next Door #02               56:14     1990  Next Door Neigh    27-Oct-94
------------------------------------------------------------------------------
1378  Next Door Neighbors #01     55:30     1990  Next Door Neigh    27-Oct-94
------------------------------------------------------------------------------
1380  Next Door Neighbors #03     56:19           Next Door Neigh    27-Oct-94
------------------------------------------------------------------------------
1381  Next Door Neighbors #04     53:54           Next Door Neigh    27-Oct-94
------------------------------------------------------------------------------
2328  Next Door Neighbors #05     52:59     1989  Next Door Neigh    01-May-95
------------------------------------------------------------------------------
2329  Next Door Neighbors #06     50:57     1989  Next Door Neigh    01-May-95
------------------------------------------------------------------------------
2337  Next Door Neighbors #07     51:20     1989  Next Door Neigh    01-May-95
------------------------------------------------------------------------------
2330  Next Door Neighbors #08     56:10     1989  Next Door Neigh    01-May-95
------------------------------------------------------------------------------
2338  Next Door Neighbors #10     53:17     1989  Next Door Neigh    29-Jun-95
------------------------------------------------------------------------------
2331  Next Door Neighbors 9       54:00     1989                     01-May-95
------------------------------------------------------------------------------
1528  Nicky Knights Dripping
       Erotica                    77:55           Wild Cat Prod.     28-Oct-94
------------------------------------------------------------------------------
2142  Night And Day               83:00     1993  Video Team         29-Mar-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1920  Night And Day #02           75:37     1993  Video Team         23-Feb-95
------------------------------------------------------------------------------
4548  Night Breed                 69:03     1992  CDI/Pepper         07-Aug-96
------------------------------------------------------------------------------
3261  Night Cap                   70:11     1990  Executive Video    09-May-96
------------------------------------------------------------------------------
3007  Night Crawlers              75:32     1994  Sin City           02-Feb-96
------------------------------------------------------------------------------
1090  Night Creatures -
       A Real Vampire's Tai       83:28     1992  Sean Micheal's P   11-Aug-95
------------------------------------------------------------------------------
1646  Night Magic                 84:45     1984  Night Magic        20-Dec-94
------------------------------------------------------------------------------
2178  Night Of A Vampire          67:37     1994  Midnight Film      29-Mar-95
------------------------------------------------------------------------------
2140  Night Of The Living
       Debbies                    81:57     1989  Exective Vid. Inc. 29-Mar-95
------------------------------------------------------------------------------
6568  Night Stalker               83:55     1996  CED/Barbie Brid    15-May-97
------------------------------------------------------------------------------
3631  Night Vision                89:01     1993                     02-Jul-96
------------------------------------------------------------------------------
1634  Night Wish                  83:53           Cinderella         19-Dec-94
------------------------------------------------------------------------------
4834  Nightclub                   73:12     1996  Sin City           20-Sep-96
------------------------------------------------------------------------------
1599  Nightmare On Dyke Street    80:08     1991                     11-Jan-95
------------------------------------------------------------------------------
2817  Nightmare On Porn Street    74:03     1988  Moonlight Ent.     29-Nov-95
------------------------------------------------------------------------------
3020  Nikki At Night              70:13     1993  Legend Video       03-Jan-96
------------------------------------------------------------------------------
0840  Nikki Never Says No         84:48     1992  Legend Video       23-Oct-94
------------------------------------------------------------------------------
3024  Nine Lives Hath My
       Love / The Pick-Up         67:15     1987  Femme              10-May-96
------------------------------------------------------------------------------
2591  Nine To Sex                 67:23        0  Pleasure Produc    05-Oct-95
------------------------------------------------------------------------------
3998  Ninja CPA                   90:12     1993                     28-Jul-96
------------------------------------------------------------------------------
4653  No Man's Land #01           85:16     1989  CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
4657  No Man's Land #03           75:03           CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
2801  No Man's Land #04           80:30     1990  Video Team         29-Nov-95
------------------------------------------------------------------------------
4656  No Man's Land #05           81:17           CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
4672  No Man's Land #06           73:06     1993  CDI/Video Team     04-Sep-96
------------------------------------------------------------------------------
4673  No Man's Land #07           70:42     1993  CDI/Video Team     04-Sep-96
------------------------------------------------------------------------------
4703  No Man's Land #08           89:38     1993  CDI/Video Team     05-Sep-96
------------------------------------------------------------------------------
2503  No Man's Land #09           71:41     1994  Video Team         30-Aug-95
------------------------------------------------------------------------------
4674  No Man's Land #10           80:47     1994  CDI/Video Team     04-Sep-96
------------------------------------------------------------------------------
4675  No Man's Land #11           82:41     1995  CDI/Video Team     04-Sep-96
------------------------------------------------------------------------------
4676  No Man's Land #12           85:06     1995  CDI/Video Team     04-Sep-96
------------------------------------------------------------------------------
4677  No Man's Land #13           86:13     1995  CDI/Video Team     04-Sep-96
------------------------------------------------------------------------------
2703  No One To Love              77:02     1987  Plum Prod.         18-Oct-95
------------------------------------------------------------------------------
0797  No Tell Motel               73:57        0  N/A                01-Jun-94
------------------------------------------------------------------------------
3319  Noces Rituelles -
       Wedding Riuals -           87:23           Double Defi        15-May-96
------------------------------------------------------------------------------
4848  Nom De Code - Chiennes
       En Chaleur                 87:51     1996  Turbo Films        12-Nov-96
------------------------------------------------------------------------------
3985  Nookie Cookies              86:28     1993                     28-Jul-96
------------------------------------------------------------------------------
6221  Nookie Ranch                87:29           Nitro              01-Mar-97
------------------------------------------------------------------------------
0315  Not So Innocent             80:37     1990  Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
0686  Nothing But Trouble         68:41     1991  Cinderella         01-Aug-94
------------------------------------------------------------------------------
3999  Notorious                   74:37                              28-Jul-96
------------------------------------------------------------------------------
6651  Nouveaux Nymphos #01        73:29     1997  ABV-USA            03-Sep-97
------------------------------------------------------------------------------
4877  Nude Awakenings             74:15     1996  Plum Prod.         17-Oct-96
------------------------------------------------------------------------------
6225  Nudist Colony Vacation      85:04     1996  Nitro              01-Mar-97
------------------------------------------------------------------------------
3491  Nurse Nookie               117:03     1987  Nitro              30-May-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3492  Nurse Nookie #02           115:03     1996  Nitro              30-May-96
------------------------------------------------------------------------------
3490  Nurse Nookie #03           116:09           Nitro              30-May-96
------------------------------------------------------------------------------
5226  Nurse Nookie #4             00:00           Rodnievision
------------------------------------------------------------------------------
5228  Nurse Nookie #5             00:00           Rodnievision
------------------------------------------------------------------------------
3025  Nutts About Butts           72:13     1994  Legend             03-Jan-96
------------------------------------------------------------------------------
1635  NYDP                        83:56     1993  Jalapeno Pepper    23-Dec-94
------------------------------------------------------------------------------
2556  Nymphette                   85:01     1986
------------------------------------------------------------------------------
2158  Nympho Nights               83:00     1986  Night Magic Vide   01-Mar-95
------------------------------------------------------------------------------
4944  NYPD Trannie                71:09     1996  Plush Ent./Blue C  05-Nov-96
------------------------------------------------------------------------------
3763  O Sex                       68:59                              27-Jul-96
------------------------------------------------------------------------------
3527  O. Brunettes #05           110:32        0
------------------------------------------------------------------------------
1555  Object Of Desire            66:36     1991  Fantasy            18-Nov-94
------------------------------------------------------------------------------
4051  Objective DP                78:22     1993                     24-Jul-96
------------------------------------------------------------------------------
6150  Obsedante Eva               79:18       99  Turbo Films        10-Feb-97
------------------------------------------------------------------------------
1369  Obsession                   71:13     1991  CB's Private Coll  17-Nov-94
------------------------------------------------------------------------------
2249  Obsessions In Lace          73:06     1995  Pleasure Produc    01-May-95
------------------------------------------------------------------------------
2586  Oddest Couple               80:15     1986  Night Magic        08-Sep-95
------------------------------------------------------------------------------
5376C Office Girls                00:00           Rasputin Prod.
------------------------------------------------------------------------------
2505  Oh My God! I Married
       An Anal Queen!             69:30     1993  Midnight Video     30-Aug-95
------------------------------------------------------------------------------
1915  Oh You Beautiful Doll       75:32     1989  Zane Ent.          01-Mar-95
------------------------------------------------------------------------------
0026  Oh! Those Lovin'
       Spoonfuls*CPPA            100:14
------------------------------------------------------------------------------
1390  Old Throat And DP
       --Missing--                76:00     1993  Filmco             25-Nov-94
------------------------------------------------------------------------------
2471  Old Wave Hookers #01        86:15     1995  Pleasure Produc    08-Sep-95
------------------------------------------------------------------------------
3255  Old Wave Hookers #02        83:55     1995  Pleasure Produc    23-May-96
------------------------------------------------------------------------------
2929  Older And Anal #01          67:39     1995  Valentine Video    03-Jan-96
------------------------------------------------------------------------------
4710  Older Men/Younger
       Women 2**CPPA              83:34     1994  Coast-To-Coast     04-Sep-96
------------------------------------------------------------------------------
2896  Older Women Are Better     115:36     1995  FHV/Sunshine       16-Jan-96
------------------------------------------------------------------------------
4716  Older Women, Younger Boys   85:03           Coast-To-Coast     04-Sep-96
------------------------------------------------------------------------------
1438  Older Women, Younger
       Men**Cppa                  71:40     1993
------------------------------------------------------------------------------
3206  Oldies but Goodies          77:22     1995  New Sensations     19-Apr-96
------------------------------------------------------------------------------
2197  Oltre La Vita               71:42     1992                     27-Mar-95
------------------------------------------------------------------------------
4052  Olympus of Lust             81:33     1994  Metro Video        14-Jan-97
------------------------------------------------------------------------------
2759  On Assignment               72:05     1990  Pleasure Produc    11-Dec-95
------------------------------------------------------------------------------
3053  On Assignment #02           71:52     1991  Gaschaft           31-Jan-96
------------------------------------------------------------------------------
3778  On The Prowl In Paris       86:33     1993                     03-Jul-96
------------------------------------------------------------------------------
3005  On The Run                  78:18     1995  Sin City           02-Feb-96
------------------------------------------------------------------------------
1784  On Tour                     85:48     1990  Jimmy McKay's P    24-Jan-95
------------------------------------------------------------------------------
3444  Ona Zee's Dynamite DP's     85:23           Ona Zee Prod.      15-May-96
------------------------------------------------------------------------------
2377  Ona Zee's Date With
       Dallas                     77:23     1992  Ona Zee Prod.      27-Jun-95
------------------------------------------------------------------------------
3279  Ona Zee's Doll House
       Vol #02                    84:06     1995  Ona Zere Prod.     09-May-96
------------------------------------------------------------------------------
1117  Once In A Blue Moon         67:36        0  N/A                23-Sep-94
------------------------------------------------------------------------------
0387  Ondulation Permanentes      75:12           Fantasma           23-Sep-94
------------------------------------------------------------------------------
4340  One Flew Over The
       Cuckoo's Breast            73:09     1990  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
4719  One Million Years DD        76:29     1992  Coast To Coast     24-Sep-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
0841     One Night Stand          68:59     1990  Legend Video       23-Oct-94
------------------------------------------------------------------------------
2811     One Of Our Porn Stars    77:22     1993                     04-Jan-96
          Is Missing
------------------------------------------------------------------------------
2773     One Week In Bangkok      72:48     1995                     11-Dec-95
------------------------------------------------------------------------------
0151     One Wife To Give         79:14
------------------------------------------------------------------------------
0151     One Wife To Give         79:14           Zane Ent           14-Jun-94
------------------------------------------------------------------------------
3113     Only The Strong Survive  84:47     1988  Zane Ent.          16-Feb-96
------------------------------------------------------------------------------
3076     Open House               84:16     1989  Roccotillio Pepp   19-Jan-96
------------------------------------------------------------------------------
5231     Open Lips                88:12     1994  Western Visuals
------------------------------------------------------------------------------
0798     Operation Anal Storm     63:33     1991  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
4049     Opie Goes To South
          Central                 79:11     1995  Plum Prod.         03-Dec-96
------------------------------------------------------------------------------
0300     Opportunity Knocks       71:10           Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
3484     Oral Blondes Clarifies  113:33                              24-May-96
------------------------------------------------------------------------------
3486     Oral Blondes #02        114:14           Odyssey Group      28-May-96
------------------------------------------------------------------------------
1744     Oral Majority #2         76:41     1994  Bad Girls          11-Jun-95
------------------------------------------------------------------------------
0093     Oral Majority #07        78:01           Western Visuals    14-Jun-94
------------------------------------------------------------------------------
6055     Oral Majority #08        80:06     1990  Western Visuals    28-Jan-97
------------------------------------------------------------------------------
5256     Oral Majority #09        77:49     1992  Western Visuals    24-Feb-97
------------------------------------------------------------------------------
6056     Oral Majority #10        78:35     1993  Western Visuals    28-Jan-97
------------------------------------------------------------------------------
5236     Oral Majority #12        00:00           Western Visuals
------------------------------------------------------------------------------
6046     Oral Majority #13       116:03     1995  Western Visuals    28-Jan-97
------------------------------------------------------------------------------
4006     Organic Facials          75:57                              16-Jul-96
------------------------------------------------------------------------------
2129     Orgasme Total            82:30           Magma/High Cla     29-Mar-95
------------------------------------------------------------------------------
1215     Orgasms Alley I          98:19           Western Visuals    27-Oct-94
------------------------------------------------------------------------------
2621     Orgie A Venise          105:07     1995  Europix            30-Aug-95
------------------------------------------------------------------------------
1058     Orgie Sur La Yacht       60:57     1993  Casanova           31-Oct-94
------------------------------------------------------------------------------
3122     Orgies A Montreal        74:26           Presse Film Inc.   28-Feb-96
------------------------------------------------------------------------------
2155     Orgy Attack              76:50     1992  Dragon             29-Mar-95
------------------------------------------------------------------------------
0113     Orgy On A Ranch          72:47     1991  Night Light Expre  14-Jun-94
------------------------------------------------------------------------------
1703     Orgymania #02           107:54     1991  Western Visuals    20-Dec-94
------------------------------------------------------------------------------
1377     Orgymania #03           113:53           Western Visuals    27-Oct-94
------------------------------------------------------------------------------
6156     Oriental Anal Sluts      00:00
------------------------------------------------------------------------------
2316     OrientaL Angels          54:19           Global             24-Apr-96
------------------------------------------------------------------------------
2771     Oriental Explosions      70:07     1991  Pleasure Produc    11-Dec-95
------------------------------------------------------------------------------
4053     Oriental Gang Bang       74:15           Hollywood Video    04-Apr-97
------------------------------------------------------------------------------
5135C    Oriental Hawaii          00:00
------------------------------------------------------------------------------
0957     Osriental Jade           82:58     1985  Praxis Prod.       16-Sep-94
------------------------------------------------------------------------------
2440     Oriental Sexpress        80:21     1993  Western Visuals    18-Jul-95
------------------------------------------------------------------------------
1694     Oriental Temptations     81:33     1992  Western Visuals    20-Dec-94
------------------------------------------------------------------------------
6121     Original Sin             77:47           X-Citement Video   24-Feb-97
------------------------------------------------------------------------------
4474     Our Bang -The Girls
          are in for a B          71:05                              25-Jul-96
------------------------------------------------------------------------------
3639     Our Bang #01             74:31     1991                     02-Jul-96
------------------------------------------------------------------------------
4483     Our Bang #02             72:10                              01-Aug-96
------------------------------------------------------------------------------
4377     Our Bang #04             72:42                              26-Jul-96
------------------------------------------------------------------------------
4418     Our Bang #06             70:56                              26-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4394     Our Bang #07             74:39                              26-Jul-96
------------------------------------------------------------------------------
4424     Our Bang #08             74:06     1993                     25-Jul-96
------------------------------------------------------------------------------
4055     Our Bang #10             72:31     1993                     23-Jul-96
------------------------------------------------------------------------------
4376     Our Bang #11             73:06                              26-Jul-96
------------------------------------------------------------------------------
4054     Our Bang #12             74:22                              26-Jul-96
------------------------------------------------------------------------------
4419     Our Bang #13             74:27                              26-Jul-96
------------------------------------------------------------------------------
4057     Our Bang #14             73:34     1993                     31-Dec-95
------------------------------------------------------------------------------
4402     Outlaws                  69:43     1993                     26-Jul-96
------------------------------------------------------------------------------
4048     Outrageous               71:05     1988  Las Vegas Film
------------------------------------------------------------------------------
3176     Outrageous Sex           58:16     1995  Al Borda Video     15-May-96
------------------------------------------------------------------------------
3552     Outrageous Sex Scenes
          Of The 1970's          112:36                              06-Sep-96
------------------------------------------------------------------------------
3551     Outrageous Sex Scenes
          Of The 1980's          116:12                               6-Sep-96
------------------------------------------------------------------------------
4076     P.J. Sparxxx On Fire     00:00           Midnight Video
------------------------------------------------------------------------------
0888     Paler Shade Of Blue      85:02     1990  Coast To Coast     30-Aug-94
------------------------------------------------------------------------------
2458     Panty Raid               76:28     1985  Collector's Video  30-Aug-95
------------------------------------------------------------------------------
6508     Paradise                 78:22     1995  Fat Dog            28-Apr-97
------------------------------------------------------------------------------
3010     Paradise Found           76:04     1995  Legend Home Vi     31-Jan-96
------------------------------------------------------------------------------
2979     Paradise Road            71:58     1989  Western Visuals    31-Jan-96
------------------------------------------------------------------------------
5101     Paradise Villa          101:00     1995  Digital Media/Mid  29-Nov-96
------------------------------------------------------------------------------
0153     Paris Blues              66:28     1990  Western Visuals    14-Jun-94
------------------------------------------------------------------------------
0715     Paris Models             82:05     1987  Cinderella         01-Jun-94
------------------------------------------------------------------------------
6576     Paris Sluts In Heat     102:34     1995  Digital Media Grp  05-Jun-97
------------------------------------------------------------------------------
4341     Partners in Sex          71:12     1990  Fantazy Ent        24-Jul-96
------------------------------------------------------------------------------
2607     Partouzes Champetres     83:48           Europix            30-Aug-95
------------------------------------------------------------------------------
6665     Party Night              84:12     1997  Liquid Video Pro   28-Aug-97
------------------------------------------------------------------------------
3094     Party Pack #02           78:15     1994
------------------------------------------------------------------------------
1677     Party Wives              83:21     1986  Cinderella         19-Dec-94
------------------------------------------------------------------------------
1437     Passage To Ecstasy       78:40     1985  Cinderella         28-Oct-94
------------------------------------------------------------------------------
6559     Passenger 69 #01         79:14     1994  In-X-Cess          08-May-97
------------------------------------------------------------------------------
6547     Passenger 69 #02         82:30     1995  In-X-Cess Prod.    02-Jun-97
------------------------------------------------------------------------------
6560     Passion                  88:43     1994  In-X-Cess          08-May-97
------------------------------------------------------------------------------
2835     Passion Chain            96:16           Zane Bros.
------------------------------------------------------------------------------
4570     Passion For Fashion      69:38     1993  CDI/Pepper         23-Aug-96
------------------------------------------------------------------------------
3119     Passion Potion           76:52     1995  Wicked Pictures    16-Feb-96
------------------------------------------------------------------------------
2630     Passion's Prisoners      70:55     1994  Las Vegas Ent.     08-Sep-95
------------------------------------------------------------------------------
1986     Passionate Lovers        78:18     1994                     21-Feb-95
------------------------------------------------------------------------------
0799     Patriot Dames            68:00           Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
4596     Patty Plenty's Gang
          Bang                    73:38     1995  Nitro              23-Aug-96
------------------------------------------------------------------------------
1922     Paul Norman's Exiles     73:36     1990  Video Team         02-Mar-95
------------------------------------------------------------------------------
2544     Peep Diz                 99:37     1995  Dark-X-Treme       29-Sep-95
------------------------------------------------------------------------------
6091     Peeping Tom #03         107:09           Odyssey Group      24-Feb-97
------------------------------------------------------------------------------
4077     Penetrating Thoughts     00:00           Las Vegas Video
------------------------------------------------------------------------------
1775     Penetrator**Rape         86:17     1993
------------------------------------------------------------------------------
3603     Peoples Choice #765 -
          The Wetter the         110:08           Odyssey Group      25-Jul-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4840     Pepe & Meme              81:24           X-Kiss             08-Nov-96
------------------------------------------------------------------------------
0822     Perfect Pair             68:00     1991  Legend Video       23-Oct-94
------------------------------------------------------------------------------
3115     Performer Of The Year   101:25     1995  Wicked Pictures    16-Feb-96
------------------------------------------------------------------------------
0035     Performers               81:03     1986  Afro-Dite          14-Jun-94
------------------------------------------------------------------------------
0800     Perks                    74:08           Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
2603     Persia's Fantasies       84:39           Video Team/Ang     08-Sep-95
------------------------------------------------------------------------------
4489     Perverse                 77:09     1995  Ona Zee Prod.      01-Aug-96
------------------------------------------------------------------------------
6245     Perverse In Venice      112:40     1997  Heatwave           04-Apr-97
------------------------------------------------------------------------------
5187     Perverse Pleasures-Ass
          Worship                 00:00
------------------------------------------------------------------------------
1794     Perversion Anale         84:14     1993  Movie Star         20-Jan-95
------------------------------------------------------------------------------
6523     Perverted Women          80:11     1995  Sin City           01-May-97
------------------------------------------------------------------------------
1823     Petites Moules
          A La Creme              69:13     1994  Les Prod. Video    20-Jan-95
------------------------------------------------------------------------------
2879     Petites Salopes A
          Enculer                 72:50           Direct Video       03-Jan-96
------------------------------------------------------------------------------
3068     Philmore Butts' Las
          Vegas Vacation         118:21     1995  FHV                28-Feb-96
------------------------------------------------------------------------------
3067     Philmore Butts:
          Hawaiian Adventure     106:50     1995  Sunshine Video     16-Feb-96
------------------------------------------------------------------------------
1831     Phone Sex Girls #01      78:50     1987  Video Team         20-Jan-95
------------------------------------------------------------------------------
1770     Phone Sex Girls #02      77:32     1987  Video Team         20-Jan-95
------------------------------------------------------------------------------
4366     Photo Flesh              84:39     1987  Hollywood Video    26-Jul-96
------------------------------------------------------------------------------
6084     Pick Up Lines #01       135:26           CED/Silverstone    24-Feb-97
------------------------------------------------------------------------------
3128     Pick Up Lines #01
          - D6084                135:50     1995  4 Play Prod.       04-Mar-96
------------------------------------------------------------------------------
3123     Pick Up Lines #02       136:08     1995  CED, Inc./4 Play   04-Mar-96
------------------------------------------------------------------------------
6086     Pick Up Lines #04       137:52     1996  CED/Silverstone    24-Feb-97
------------------------------------------------------------------------------
6087     Pick Up Lines #05       107:58     1996  CED/Silverstone    24-Feb-97
------------------------------------------------------------------------------
3543     Pick Up Lines #06       111:34     1996  CED/Silverstone    28-Jan-97
------------------------------------------------------------------------------
6024     Pick Up Lines #07       112:52     1996  CED/Silverstone    28-Jan-97
------------------------------------------------------------------------------
6023     Pick Up Lines #08       110:06           CED/Silverstone    28-Jan-97
------------------------------------------------------------------------------
6088     Pick Up Lines #09       108:33     1996  CED/Silverstone    24-Feb-97
------------------------------------------------------------------------------
1799     Picture Me Naked         80:10     1994  Legend             21-Aug-95
------------------------------------------------------------------------------
3174     Picture Perfect          72:40     1995  Bella Pictures     15-May-96
------------------------------------------------------------------------------
1570     Piege A Mecs             76:30           Movie Star         18-Nov-94
------------------------------------------------------------------------------
0801     Pillow Biters            65:35           Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
1371     Pink And Plentiful      108:14           Western Visuals    27-Oct-94
------------------------------------------------------------------------------
1730     Pink And Plentiful #02  108:19     1992  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1741     Pink And Plentiful #04  107:11     1992  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
3318     Piscine Du Sexe -
          Swimming Pool Orgy      82:05                              15-May-96
------------------------------------------------------------------------------
6125     Pizza Sluts              70:56     1996  DBF Productions    20-Feb-97
------------------------------------------------------------------------------
2964     Pizzas, Hot Tubs, And
          Bimbos                  87:58     1995  Sunshine Films     16-Feb-96
------------------------------------------------------------------------------
6261     Planet X #01             75:42     1996  Heatwave           04-Apr-97
------------------------------------------------------------------------------
6262     Planet X #02             76:30     1996  Heatwave           04-Apr-97
------------------------------------------------------------------------------
1160     Plaster My Face With
          Cum                    107:06           Zane Ent.          07-Sep-94
------------------------------------------------------------------------------
1647     Play Me Again Vanessa    68:50     1986  Night Magic        20-Dec-94
------------------------------------------------------------------------------
3178     Playing for Passion      73:49     1987  Intropics          25-Mar-96
------------------------------------------------------------------------------
3359     Playmates Of The Rich
          And Famous              90:57     1995  BBE                30-May-96
------------------------------------------------------------------------------
0354     Please Me                84:08           Hollywood Classi   23-Sep-94
------------------------------------------------------------------------------

                                 MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM   YEAR      PRODUCER       ENTRY DATE
------------------------------------------------------------------------------
1372      Please Mr. Postman       71:43          Elliot Lewis       27-Oct-94
------------------------------------------------------------------------------
3172      Pleasure Dome            70:14          Lady Anita F.      25-Mar-96
------------------------------------------------------------------------------
0150      Pleasure Hunt            82:01   1984   Now Showing        14-Jun-94
------------------------------------------------------------------------------
0041      Pleasure Hunt #02        83:46   1988   Now Showing        14-Jun-94
------------------------------------------------------------------------------
3295      Pleasure Is My Business  82:00   1989   Executive          15-May-96
------------------------------------------------------------------------------
2090      Pleasure Maze            75:50   1986                      01-May-95
------------------------------------------------------------------------------
4337      Plumb and Dumber         83:35   1995   CDI/Plum           26-Jul-96
------------------------------------------------------------------------------
1158      Plunge My Pussy         117:58          Zane Ent.          07-Sep-94
------------------------------------------------------------------------------
6504      Pocahotas #01            83:32   1996   Fat Dog            07-May-97
------------------------------------------------------------------------------
1636      Poetry Of The Flesh      74:47          Yellow Pepper      19-Dec-94
------------------------------------------------------------------------------
5027      Point Blank              36:48          Cine-X
------------------------------------------------------------------------------
4685      Politix                  82:00   1995   Coast To Coast     04-Sep-96
------------------------------------------------------------------------------
6533      Polonaises Affamees      86:37          X-Kiss             06-May-97
------------------------------------------------------------------------------
0729      Pony Girls               66:15          Rosebud Prod.      01-Jun-94
------------------------------------------------------------------------------
2442      Poor Little Rich Girl
            #02                    71:57   1993   Wicked Pictures    18-Jul-95
------------------------------------------------------------------------------
1022      Pops                     74:28   1992                      01-Nov-94
------------------------------------------------------------------------------
1609      Porn Stars Day Off       81:05          Fanta-Z/CDI        30-Jan-95
------------------------------------------------------------------------------
4440      Porno Extreme #6         0       0      Sin City
------------------------------------------------------------------------------
4744      Porno X-Treme #01        74:14   1995   Sin City           20-Sep-96
------------------------------------------------------------------------------
4438      Porno X-treme #02        69:54          Sin City           25-Jul-96
------------------------------------------------------------------------------
4743      Porno X-Treme #03        71:34   1995   Sin City,          20-Sep-96
------------------------------------------------------------------------------
4439      Porno X-treme #04        59:16          Sin City           25-Jul-96
------------------------------------------------------------------------------
4441      Porno X-treme #05        69:43   0      Sin City           25-Jul-96
------------------------------------------------------------------------------
2548      Pornocchio               72:50   1987   Moonlight Entert   29-Sep-95
------------------------------------------------------------------------------
4356      Pornstars Day Off        81:00          Fantazy Ent        26-Jul-96
------------------------------------------------------------------------------
2075      Portrait Of A Nymph      70:44   1988   Plum Prod.         23-Feb-95
------------------------------------------------------------------------------
4547      Portrait Of A Swinger    73:40   1992   CDI/Pepper         07-Aug-96
------------------------------------------------------------------------------
6279      Portrait Of Dorie Grey   88:42   1996   Klimaxxx Produc    04-Apr-97
------------------------------------------------------------------------------
0972      Portrait Passion #02     87:09   1992   Magma              14-Sep-94
------------------------------------------------------------------------------
1785      Portraits Of Lust        75:28   1992   Western Visuals    03-Jan-95
------------------------------------------------------------------------------
2942      Positions Wanted:
            Experience Necess      87:15   1994   Paradise Visuals   19-Jan-96
------------------------------------------------------------------------------
2776      Possessed By Lust        80:30  0       ScanVIP            11-Dec-95
------------------------------------------------------------------------------
0997      Possession               79:56   1990   Cinderella         12-Sep-94
------------------------------------------------------------------------------
5241      Poupees Mal Baisees
            (Avec Coupures)        84:53   0      Turbo Film         08-Jan-97
------------------------------------------------------------------------------
3258      Power Blonde             72:21   1988   AVC                06-May-96
------------------------------------------------------------------------------
0802      Precious Peak            73:22          Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
2138      Prelude                  83:05   1992   VideoTeam          29-Mar-95
------------------------------------------------------------------------------
2512      Premier Amateur
            Sessions #04           79:38   1992   Pearl Necklace V   22-Aug-95
------------------------------------------------------------------------------
1103      Premiere Sessions #01   108:22   1993   Pearl Necklace     09-Sep-94
------------------------------------------------------------------------------
1105      Premiere Sessions #03   105:37   1994   Pearl Necklace     09-Sep-94
------------------------------------------------------------------------------
1104      Premiere Sessions 2     109:27   1993   Pearl Necklace     09-Sep-94
------------------------------------------------------------------------------
1164      Premium Pentration      111:35          Down & Dirty Vid   07-Sep-94
------------------------------------------------------------------------------
3384      Prendetemi Sono Vostra   69:55                             01-May-96
------------------------------------------------------------------------------
4059      Prescription for Lust    81:15   1995   Nitro Production   14-Jan-97
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM   YEAR       PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2655      Priceless                98:25   1995   Night Magic Vide   05-Oct-95
------------------------------------------------------------------------------
6167      Prima #09                00:00          Ona Zee            20-Feb-97
------------------------------------------------------------------------------
6167      Prima #09                00:00          Ona Zee/Midnigh    20-Feb-97
------------------------------------------------------------------------------
6164      Prima #10                118:51         Ona Zee/Midnigh    20-Feb-97
------------------------------------------------------------------------------
6166      Prima #11                00:00          Ona Zee            20-Feb-97
------------------------------------------------------------------------------
6027      Prima #12                00:00          Ona Zee            10-Feb-97
------------------------------------------------------------------------------
6163      Prima #13                00:00          Ona Zee            20-Feb-97
------------------------------------------------------------------------------
6040      Prima #14 - Hotel
            Europa                121:48   1995   Ona Zee/Midnigh    10-Feb-97
------------------------------------------------------------------------------
6041      Prima #15                94:18   1996   Ona Zee/Midnigh    10-Feb-97
------------------------------------------------------------------------------
6232      Prima #16: Carnal
            College               105:36   0      Ona Zee/Max & P    01-Mar-97
------------------------------------------------------------------------------
6623      Prima #17: Indecent
            Confessions            88:49   1995   Ona Zee/Brickho    17-Jul-97
------------------------------------------------------------------------------
6167      Prima #9                 95:23   1995   Midnight Product   19-Aug-97
------------------------------------------------------------------------------
1192      Primal Desires           70:36   1993   Executive Vid.     28-Oct-94
------------------------------------------------------------------------------
6583      Primal Instinct         100:49   1996   Snatch Prod.       07-Jun-97
------------------------------------------------------------------------------
4549      Prime Offender           84:35   1993   CDI/Pepper         07-Aug-96
------------------------------------------------------------------------------
4012      Prime Slime #02          73:49                             16-Jul-96
------------------------------------------------------------------------------
1051      Prince Of Lies           75:18   1992   Legend             31-Oct-94
------------------------------------------------------------------------------
4799      Princess Of Persia       83:44   1993   In-X-Cess Produc   17-Oct-96
------------------------------------------------------------------------------
2925      Princess Of Thieves      74:36   1994   Sin City           03-Jan-96
------------------------------------------------------------------------------
2289      Principles Of Lust       84:00   1992   Western Visuals    01-May-95
------------------------------------------------------------------------------
1793      Prison Love Doll         88:15   1994   Tabasco Pepper     20-Jan-95
------------------------------------------------------------------------------
4495      Privat Extrem #07        79:02          EMP Video          01-Aug-96
------------------------------------------------------------------------------
4504      Privat Extrem #11        71:47   0                         01-Aug-96
------------------------------------------------------------------------------
2270      Privat Extreme #09       69:40   1994   Antares/EMP Vid,   02-Jun-95
------------------------------------------------------------------------------
3829      Privat Profis            73:26                             28-Jul-96
------------------------------------------------------------------------------
4591      Privat Profis            81:25          EMP Videp          23-Aug-96
------------------------------------------------------------------------------
4091      Privat Profis #01        00:00          EMP Video
------------------------------------------------------------------------------
2268      Privat Profis #04        72:48   1994   Antares/EMP Vid.   02-Jun-95
------------------------------------------------------------------------------
4064      Privat Profis #05        86:51   0                         28-Jul-96
------------------------------------------------------------------------------
1288      Private Dancer           72:11   1992   Cinderella         17-Nov-94
------------------------------------------------------------------------------
2267      Private Demonstration
            #02                    72:28   1994   Antares            02-Jun-95
------------------------------------------------------------------------------
5309C     Private Fantasies        00:00
------------------------------------------------------------------------------
5398C     Private Fantasies        00:00
------------------------------------------------------------------------------
5327C     Private Fantasies #04    00:00
------------------------------------------------------------------------------
4502      Private Film #01 -
            Anal Academy           91:06   0      Odyssey Group      01-Aug-96
------------------------------------------------------------------------------
4085      Private Film #03 -
            Lessons In Lust        91:00          Odyssey Group/P    14-Jan-97
------------------------------------------------------------------------------
4093      Private Film #04         00:00          Odyssey Group
------------------------------------------------------------------------------
4070      Private Film #05        115:58          Odyssey Group
------------------------------------------------------------------------------
4072      Private Film #07         87:34          Odyssey Group      28-Jul-96
------------------------------------------------------------------------------
4082      Private Film #08         84:44   1994   Odyssey Group      24-Jul-96
------------------------------------------------------------------------------
4090      Private Film #09         85:34   1996   Odyssey Group      30-Oct-96
------------------------------------------------------------------------------
4081      Private Film #10-
            Money for nothin sex   96:07   0      Odyssey Group/     04-Jun-97
------------------------------------------------------------------------------
4080      Private Film #11-
            Virgin Treasures one  103:17   0      Odyssey Group/     04-Jun-97
------------------------------------------------------------------------------
4083      Private Film #12         84:24   1996   Odyssey Group      30-Oct-96
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM   YEAR       PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4895      Private Film #13-
            Virgin Treasures 2     77:03   1995   Odyssey Group      16-Oct-96
------------------------------------------------------------------------------
4896      Private Film #14-
            Costa Rica Studies     79:06   1995   Odyssey Group/P    16-Oct-96
------------------------------------------------------------------------------
4897      Private Film #15 -
            The Golden Triangle    88:02   1993   Odyssey Group/P    16-Oct-96
------------------------------------------------------------------------------
4898      Private Film #16         88:26   1995   Odyssey Group/P    16-Oct-96
------------------------------------------------------------------------------
4899      Private Film #18 -
            The Kissing Fields     75:24   1995   Odyssey Group/P    16-Oct-96
------------------------------------------------------------------------------
4904      Private Film #19 -
            La Dolce Vita Hotel    87:30   1995   Odyssey Group/P    16-Oct-96
------------------------------------------------------------------------------
4893      Private Film #21         86:04   1995   Odyssey Group/P    16-Oct-96
------------------------------------------------------------------------------
4894      Private Film #22 -
            Samba                  83:48   1995   Odyssey Group/P    16-Oct-96
------------------------------------------------------------------------------
4888      Private Film #23 -
            The Tower #3          112:27   1995   Odyssey Group      28-Aug-97
------------------------------------------------------------------------------
4889      Private Film #24 -
            Arrow Head             97:06   1995   Odyssey Group      16-Oct-96
------------------------------------------------------------------------------
4873      Private Film #25 -
            Apocolypse Climax      75:08   1995   Odyssey Group      17-Oct-96
------------------------------------------------------------------------------
4874      Private Film #26 -
            Apocolypse Climax#     69:58   1995   Odyssey Group      17-Oct-96
------------------------------------------------------------------------------
4891      Private Film #27 -
            The Gigolo - Part I    0       1995   Odyssey Group      17-Oct-96
------------------------------------------------------------------------------
4892      Private Film #28 -
            The Gigolo - Part II  143:35   1995   Odyssey Group      17-Oct-96
------------------------------------------------------------------------------
4086      Private Films #02 -
            Anal Manor             0
------------------------------------------------------------------------------
4868      Private Films -
            "The Tower"           122:20   1995   Milcap Publishin   16-Oct-96
------------------------------------------------------------------------------
6020      Private Gold #01         89:29   1995   Odyssey Group      15-Jan-97
------------------------------------------------------------------------------
6022      Private Gold #03 -
            The Chase              81:42   1996   Odyssey Group      15-Jan-97
------------------------------------------------------------------------------
6021      Private Gold #04 -
            Amazonas               81:06   1996   Odyssey Group      15-Jan-97
------------------------------------------------------------------------------
6133      Private Gold #07        124:08   1996   Odyssey Group      10-Feb-97
------------------------------------------------------------------------------
6132      Private Gold #08         94:56          Odyssey Group/     10-Feb-97
------------------------------------------------------------------------------
6103      Private Gold #09 -
            Private Dancer         77:48   1996   Odyssey Group/     24-Feb-97
------------------------------------------------------------------------------
6614      Private Love Affair      88:00   1996   In X Cess Produc   20-Jun-97
------------------------------------------------------------------------------
1546      Private Moments          75:04   1987   Night Magic        21-Nov-94
------------------------------------------------------------------------------
5310C     Private School Girls     00:00
------------------------------------------------------------------------------
5192      Private Stories #01      98:04   1995   Odyssey Group      08-Jan-97
------------------------------------------------------------------------------
4916      Private Stories #02     102:53   1995   Odyssey Group      12-Dec-96
------------------------------------------------------------------------------
5184      Private Stories #03      79:05   1995   Odyssey Group      12-Dec-97
------------------------------------------------------------------------------
5183      Private Stories #05      76:38   1995   Odyssey Group      12-Dec-97
------------------------------------------------------------------------------
5182      Private Stories #06      0              Odyssey Group      12-Dec-97
------------------------------------------------------------------------------
5181      Private Stories #07      67:34   1996   Odyssey GroupM     17-Jan-97
------------------------------------------------------------------------------
5185      Private Stories #08      75:49   1995   Odyssey Group      12-Dec-97
------------------------------------------------------------------------------
6098      Private Stories #11      86:23   1996   Odyssey Group      24-Feb-97
------------------------------------------------------------------------------
6113      Private Stories #12      61:59   1996   Odyssey Group      20-Feb-97
------------------------------------------------------------------------------
5194      Private Stories #4       00:00          Odyssey Group      08-Jan-97
------------------------------------------------------------------------------
6005C     Private Teacher          00:00
------------------------------------------------------------------------------
4902      Private Video #17        87:16   1994   Odyssey Group/P    16-Oct-96
------------------------------------------------------------------------------
4096      Private Video Magazine
            #01                   110:20   1993   Odyssey Group      23-Jul-96
------------------------------------------------------------------------------
4071      Private Video Magazine
            #03                    85:00          Odyssey Group      28-Jul-96
------------------------------------------------------------------------------
4065      Private Video Magazine
            #04                    86:51   1993   Odyssey Group      28-Jul-96
------------------------------------------------------------------------------
4062      Private Video Magazine
            #06                   103:39   1994   Odyssey Group      18-Jul-96
------------------------------------------------------------------------------
4116      Private Video Magazine
            #07                    67:10   1994   Odyssey Group      18-Jul-96
------------------------------------------------------------------------------
4487      Private Video Magazine
            #08                    78:43   1993   Odyssey Group      01-Aug-96
------------------------------------------------------------------------------
4061      Private Video Magazine
            #09                   101:25   1994   Odyssey Group      18-Jul-96
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4069  Private Video Magazine #10   83:16    1994   Odyssey Group     28-Jul-96
------------------------------------------------------------------------------
4501  Private Video Magazine #11   97:56    1994   Odyssey Group     01-Aug-96
------------------------------------------------------------------------------
4115  Private Video Magazine #12   87:25    1994   Odyssey Group     28-Jul-96
------------------------------------------------------------------------------
4505  Private Video Magazine #13   84:23    1994   Odyssey Group     01-Aug-96
------------------------------------------------------------------------------
4067  Private Video Magazine #14  111:29    1994   Odyssey Group     28-Jul-96
------------------------------------------------------------------------------
4095  Private Video Magazine #15   71:53    1996   Odyssey Group     30-Oct-96
------------------------------------------------------------------------------
4078  Private Video Magazine #17   88:56    1996   Odyssey Group     30-Oct-96
------------------------------------------------------------------------------
4079  Private Video Magazine #18  102:42    1995   Odyssey Group/    15-Jan-97
------------------------------------------------------------------------------
4089  Private Video Magazine #19   87:59    1996   Odyssey Group     30-Oct-96
------------------------------------------------------------------------------
4871  Private Video Magazine #20   85:31    1995   Odyssey Group     17-Oct-96
------------------------------------------------------------------------------
4890  Private Video Magazine #21   85:34    1995   Odyssey Group/    17-Oct-96
------------------------------------------------------------------------------
4936  Private Video Magazine #22  103:57    1995   Odyssey Group     15-Nov-96
------------------------------------------------------------------------------
4937  Private Video Magazine #23   98:36    1995   Odyssey Group     15-Nov-96
------------------------------------------------------------------------------
4872  Private Video Magazine #24   86:58    1995   Odyssey Video     17-Oct-96
------------------------------------------------------------------------------
4939  Private Video Magazine #25   83:18    1995   Odyssey Group     15-Nov-96
------------------------------------------------------------------------------
4938  Private Video Magazine #26   94:25    1995   Odyssey Group     15-Nov-96
------------------------------------------------------------------------------
1804  Pro Am                      114:36    1993   Sunny McKay Pr    24-Jan-95
------------------------------------------------------------------------------
2488  Pro Am #04 - New faces And
        Hot Bodie                  71:20    1992                     22-Aug-95
------------------------------------------------------------------------------
2490  Pro Am #06                   84:41    1993                     22-Aug-95
------------------------------------------------------------------------------
4074  Profiles #01-Profiles of
        the Young and              83:30
------------------------------------------------------------------------------
4013  Profiles #02 -
        "Generation Sex"           83:47    1995                     16-Jul-96
------------------------------------------------------------------------------
4014  Profiles #03-"House Dick"   107:30    1996                     16-Jul-96
------------------------------------------------------------------------------
4099  Profiles #04                 0
------------------------------------------------------------------------------
4098  Profiles #05 - Planet
        Lust -                     79:16    1991                     26-Jul-96
------------------------------------------------------------------------------
6698  Profiles The Series
        Eating In                  69:27    1997   X-Plor Media Gr   14-Aug-97
------------------------------------------------------------------------------
3464  Provacative                  84:36    1995   VPN               28-May-96
------------------------------------------------------------------------------
3612  Psychic Healer              106:39    1994                     02-Jul-96
------------------------------------------------------------------------------
2921  Public Places                77:19    1994   Sin City          03-Jan-96
------------------------------------------------------------------------------
4066  Pulp Friction                82:27    1994
------------------------------------------------------------------------------
4678  Pump Fiction                 73:22           CDI/Video Team    04-Sep-96
------------------------------------------------------------------------------
4309  Pumping Irene                70:39    1986   Fantazy Ent       25-Jul-96
------------------------------------------------------------------------------
4311  Pumping Irene #02            69:59    1986   Fantazy Ent       25-Jul-96
------------------------------------------------------------------------------
3156  Pure Honey                   74:15    1987   Video Team        25-Mar-96
------------------------------------------------------------------------------
4307  Pure Sex                     80:06           Fantazy Ent       25-Jul-96
------------------------------------------------------------------------------
4563  Purely Sexual                74:55    1991   Hollywood Video   23-Aug-96
------------------------------------------------------------------------------
4073  Pussy Clips #01              85:33    1995                     23-Jul-96
------------------------------------------------------------------------------
4060  Pussy Clips #02              81:01    1995                     28-Jul-96
------------------------------------------------------------------------------
4107  Pussy Clips #03              82:06                             28-Jul-96
------------------------------------------------------------------------------
4106  Pussy Clips #04              77:33                             28-Jul-96
------------------------------------------------------------------------------
4114  Pussy Clips #05              87:06    1994                     28-Jul-96
------------------------------------------------------------------------------
4120  Pussy Clips #06              86:07    1995                     28-Jul-96
------------------------------------------------------------------------------
4121  Pussy Clips #07              87:17    1995                     28-Jul-96
------------------------------------------------------------------------------
4119  Pussy Clips #08              87:39    1995                     28-Jul-96
------------------------------------------------------------------------------
4410  Pussy Fest #01              115:11                             26-Jul-96
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4118  Pussy Fest #02              116:33    1995                     28-Jul-96
------------------------------------------------------------------------------
3602  Pussy Fest #04              115:33           Nitro             25-Jul-96
------------------------------------------------------------------------------
4068  Pussy Jobs                   84:27    0                        28-Jul-96
------------------------------------------------------------------------------
2398  Pussy Posse                  90:03    1993   Coast To Coast    27-Jun-95
------------------------------------------------------------------------------
4063  Pussy Tales                 117:45    1995                     28-Jul-96
------------------------------------------------------------------------------
2399  Pussy Women #01              97:35           Coast To Coast    27-Jun-95
------------------------------------------------------------------------------
1765  Pussycat Galore              77:26    1987   Night Magic       09-Dec-94
------------------------------------------------------------------------------
4878  Pussyclips #09               83:44    1996   Snatch Prod.      17-Oct-96
------------------------------------------------------------------------------
4879  Pussyclips #10               83:00    1996   Snatch Productio  17-Oct-96
------------------------------------------------------------------------------
3506  Pussyfest Of The Northwest  113:23    1995   Nitro             25-Sep-96
------------------------------------------------------------------------------
4097  Pussyfest Of The Northwest
        #03                       115:11    1995   Nitro Production  15-Jan-97
------------------------------------------------------------------------------
4123  Pussyman #01 - The Search    94:52           Snatch Prod.      14-Jan-97
------------------------------------------------------------------------------
2273  Pussyman #02                 86:30           Coast To Coast    31-Mar-95
------------------------------------------------------------------------------
4088  Pussyman #03                111 :30                            28-Jul-96
------------------------------------------------------------------------------
4087  Pussyman #04                 86:08                             28-Jul-96
------------------------------------------------------------------------------
3614  Pussyman #05                 91:13    1994                     02-Jul-96
------------------------------------------------------------------------------
4109  Pussyman #06                 84:03                             28-Jul-96
------------------------------------------------------------------------------
4111  Pussyman #07                 83:14                             28-Jul-96
------------------------------------------------------------------------------
4108  Pussyman #08                 86:12                             28-Jul-96
------------------------------------------------------------------------------
4110  Pussyman #09                 88:13                             28-Jul-96
------------------------------------------------------------------------------
4101  Pussyman #10                 80:06                             23-Jul-96
------------------------------------------------------------------------------
3779  Pussyman #11                 87:48                             03-Jul-96
------------------------------------------------------------------------------
4103  Pussyman #13                 83:52                             28-Jul-96
------------------------------------------------------------------------------
6575  Pussyman #14                121:35    1996   Snatch Prod.      05-Jun-97
------------------------------------------------------------------------------
4122  Pussyman Auditions #01      111:24    1995                     24-Jul-96
------------------------------------------------------------------------------
4112  Pussyman Auditions #02       88:34                             24-Jul-96
------------------------------------------------------------------------------
4380  Pussyman Auditions #02 -
        The Prize                  91:13                             26-Jul-96
------------------------------------------------------------------------------
4379  Pussyman Auditions #03       75:21    1995                     26-Jul-96
------------------------------------------------------------------------------
4113  Pussyman Auditions #04       78:35    1995                     26-Jul-96
------------------------------------------------------------------------------
4102  Pussyman Auditions #05       85:12                             28-Jul-96
------------------------------------------------------------------------------
4104  Pussyman Auditions #06       85:22                             28-Jul-96
------------------------------------------------------------------------------
4378  Pussyman Auditions #07       88:27    1995                     26-Jul-96
------------------------------------------------------------------------------
4105  Pussyman Auditions #07       87:53           Snatch Prod.
------------------------------------------------------------------------------
4882  Pussyman Auditions #09       80:07    1995   Snatch Prod.      17-Oct-96
------------------------------------------------------------------------------
4883  Pussyman Auditions #10       84:48    1995   Snatch Prod.      17-Oct-96
------------------------------------------------------------------------------
4884  Pussyman Auditions #11       87:09    1995   Snatch Prod.      17-Oct-96
------------------------------------------------------------------------------
4885  Pussyman Auditions #13       86:09    1995   Snatch Productio  17-Oct-96
------------------------------------------------------------------------------
4886  Pussyman Auditions #14       84:41    1995   Snatch Productio  17-Oct-96
------------------------------------------------------------------------------
4887  Pussyman Auditions #15       81:25    1995   Snatch Prod.      17-Oct-96
------------------------------------------------------------------------------
4856  Pussyman Auditions #16       82:54    1995   Snatch Prod.      17-Oct-96
------------------------------------------------------------------------------
4858  Pussyman Auditions #18       74:05    1996   Snatch Prnductio  17-Oct-96
------------------------------------------------------------------------------
4850  Pussyman Auditions #19       66:03    1996   Snatch Productio  17-Oct-96
------------------------------------------------------------------------------
4851  Pussyman Auditions #20       67:28    1996   Snatch Productio  17-Oct-96
------------------------------------------------------------------------------
4852  Pussyman Auditions #21       81:43    1996   Snatch Productio  17-Oct-96
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4853  Pussyman Auditions #22       78:24    1996   Snatch Productio  17-Oct-96
------------------------------------------------------------------------------
4880  Pussyman House Party         81:23    1996   Snatch Prod.      17-Oct-96
------------------------------------------------------------------------------
4881  Pussyman House Party #02     75:22    1996   Snatch Prod.      17-Oct-96
------------------------------------------------------------------------------
4084  Pussywhipped                 00:00
------------------------------------------------------------------------------
4680  Pussywoman #03               87:29    1995   CoastTo Coast     04-Sep-96
------------------------------------------------------------------------------
2006  Put 'Em On Da Glass         105:48    1994   Video Team        23-Feb-95
------------------------------------------------------------------------------
1243  Putting Her Ass On The Line  85:54    1991   Dreamland Ent.    27-Oct-94
------------------------------------------------------------------------------
2580  Putting It All Behind #02    73:13    1995                     29-Sep-95
------------------------------------------------------------------------------
2860  Quantum Deep                 75:49    1993   Heatwave          03-Jan-96
------------------------------------------------------------------------------
6618  Quebec Perversity            59:40    1995   In-X-Cess Produc  17-Jul-97
------------------------------------------------------------------------------
4933  Quebec Perversity #01       103:21    1995   In-X-Cess Produc  08-Nov-96
------------------------------------------------------------------------------
4935  Quebec Perversity #03       107:30    1995   In-X-Cess Produc  08-Nov-96
------------------------------------------------------------------------------
5195  Quebec Perversity #04       108:30    1996   In-X-Cess Produc  14-Jan-97
------------------------------------------------------------------------------
6609  Quebec Perversity #05        44:35    1996   In-X-Cess Produc  08-Jun-97
------------------------------------------------------------------------------
6603  Quebec Perversity #6        106:27    1996   Innerview Video   28-Aug-97
------------------------------------------------------------------------------
3045  Queen Of Double Penetration  58:13    1987   Parliment Video   31-Jan-96
------------------------------------------------------------------------------
1064  Queen Of Hearts              84:05    1993                     08-Aug-94
------------------------------------------------------------------------------
1187  Queen Of Hearts #03          97:11    1992                     08-Aug-94
------------------------------------------------------------------------------
1099  Queen Of Hearts 2 - Hearts
        On Fire                    82:07
------------------------------------------------------------------------------
4835  Quel Desiderio Eterno        67:26    1996   Ona Zee Prod.     20-Sep-96
------------------------------------------------------------------------------
1304  Quicksilver                  76:29           Cinderella        17-Nov-94
------------------------------------------------------------------------------
2792  Rachel Ryan Exposed          78:03    1988   Western Visuals   29-Nov-95
------------------------------------------------------------------------------
4152  Radio Active                 73:40           F.J. Lincon       04-Apr-97
------------------------------------------------------------------------------
0812  Raging Hormones              68:01           N/A               23-Oct-94
------------------------------------------------------------------------------
4721  Rainwoman                    67:27    1989   Coast To Coast    24-Sep-96
------------------------------------------------------------------------------
0882  Rainwoman #03                78:42    1990   Coast To Coast    14-Aug-94
------------------------------------------------------------------------------
1011  Rainwoman #04                86:00    1990   Coast To Coast    12-Sep-94
------------------------------------------------------------------------------
1010  Rainwoman #05                89:37    1992   Coast To Coast    12-Sep-94
------------------------------------------------------------------------------
0966  Rainwoman #06                73:18    1993   Coast To Coast    23-Oct-94
------------------------------------------------------------------------------
1997  Rainwoman #07                86:11    1994   Coast To Coast    08-Feb-95
------------------------------------------------------------------------------
2431  Rainwoman #08                75:22    1994   Coast To Coast    18-Jul-95
------------------------------------------------------------------------------
4682  Rainwoman #09                76:46    1995   Coast To Coast    04-Sep-96
------------------------------------------------------------------------------
0842  Rainwoman 2                  79:36
------------------------------------------------------------------------------
1826  Raising Kane                 77:16    1993   Big Dog           20-Jan-95
------------------------------------------------------------------------------
2166  Ram-ohh                      0        1986
------------------------------------------------------------------------------
1575  Rambella                     92:15           Bahia Film Prod.  18-Nov-94
------------------------------------------------------------------------------
2296  Rambone - The First Time     80:22    1985   Jake Of Hearts P  04-Jun-95
------------------------------------------------------------------------------
0689  Ranger Wendy                 83:18    1993   n                 01-Jun-94
------------------------------------------------------------------------------
4128  Ranger Wendy                 0        0
------------------------------------------------------------------------------
4520  Rapture                      60:58    1991                     01-Aug-96
------------------------------------------------------------------------------
1001  Raquel Untamed               82:00    1990   Cinderella        12-Sep-94
------------------------------------------------------------------------------
0850  Raunch #01                   0
------------------------------------------------------------------------------
0884  Raunch #02                   70:44    1990   Coast To Coast    14-Aug-94
------------------------------------------------------------------------------
2388  Raunch #03                   73:45    1991   Coast To Coast    20-Jun-95
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1013  Raunch #04 - Silver Melts   78:38     1991                     06-Oct-94
------------------------------------------------------------------------------
0943  Raunch #06                  73:54            Coast To Coast    14-Aug-94
------------------------------------------------------------------------------
0967  Raunch #07                  76:27     1993   Coast To Coast    14-Aug-94
------------------------------------------------------------------------------
1134  Raunch #08                  83:01     1994
------------------------------------------------------------------------------
1463  Raunch #09                  77:20     1993   Coast To Coast    18-Nov-94
------------------------------------------------------------------------------
1124  Raunchiest -The Best Of
        Raunch-                   70:36     1992   Coast To Coast    28-Oct-94
------------------------------------------------------------------------------
0081  Raw Sewage                  80:40     1990   Filmco Releasing  01-Jun-94
------------------------------------------------------------------------------
4550  Razor's Edge                89:29     1995   Ona Zee Prod.     23-Aug-96
------------------------------------------------------------------------------
2788  Ready Freddie - Freddies'
        Funhouse                  81:08     1992   FHV/Sunshine      29-Nov-95
------------------------------------------------------------------------------
0089  Ready To Drop #02           81:41     1992   Filmco Releasing  01-Jun-94
------------------------------------------------------------------------------
2641  Ready To Drop #03 -
        Get Me To The Ch          86:15     1994   Filmco            18-Oct-95
------------------------------------------------------------------------------
2640  Ready To Drop #04           76:01     1994   Filmco            18-Oct-95
------------------------------------------------------------------------------
0803  Realities                   83:33     1991   Zane Ent.         01-Jun-94
------------------------------------------------------------------------------
0921  Realities #02               76:17     1992   Zane Ent.         25-Aug-94
------------------------------------------------------------------------------
4732  Reamin'Reunion              81:37            Coast to Coast    24-Sep-96
------------------------------------------------------------------------------
1414  Rear Admiral                75:21            Zane Ent.         25-Nov-94
------------------------------------------------------------------------------
1816  Rear Burner                 68:21     1990   Intropics         20-Jan-95
------------------------------------------------------------------------------
6259  Rear Windows                84:30     1996   XTC Films         04-Apr-97
------------------------------------------------------------------------------
3232  Rebecca's World Tour       105:41            Western Visuals   23-Apr-96
------------------------------------------------------------------------------
0804  Rebel                       73:00     1991   Zane Ent.         01-Jun-94
------------------------------------------------------------------------------
2865  Reckless Passion            72:43     1986   Moonlight Entert  03-Jan-96
------------------------------------------------------------------------------
2618  Recontres Anales #02        51:19     1992   Charnel           08-Sep-95
------------------------------------------------------------------------------
3549  Red Baron                   74:03     1989   Fantazy Ent.      25-Jul-96
------------------------------------------------------------------------------
1689  Red Heads #01              110:03     1992   Western Visuals   20-Dec-94
------------------------------------------------------------------------------
1031  Red Hot And Pink #01        98:28     1991   Cinderella        12-Sep-94
------------------------------------------------------------------------------
1084  Red Hot And Pink #03       100:48     1993   Cinderella        22-Oct-94
------------------------------------------------------------------------------
1308  Red Hot And Pink #04        95:18     1991   XXX Video         17-Nov-94
------------------------------------------------------------------------------
1309  Red Hot And Pink #05        99:08            XXX Video         17-Nov-94
------------------------------------------------------------------------------
1310  Red Hot And Pink #07        92:47     1991   XXX Video         17-Nov-94
------------------------------------------------------------------------------
1311  Red Hot And Pink #08        92:53     1991   XXX Video         17-Nov-94
------------------------------------------------------------------------------
2062  Red Hot Pink #09            74:56     1990   Cinderella        23-Feb-95
------------------------------------------------------------------------------
2920  Red Light                   80:49     1994   Sin City          03-Jan-96
------------------------------------------------------------------------------
0097  Red On The Noodle Like
        Swance On A               78:11            Filmco Releasing  01-Jun-94
------------------------------------------------------------------------------
2594  Red Riding She-Male         80:06     1995   Pleasure Produc   05-Oct-95
------------------------------------------------------------------------------
1877  Red Serano #05             113:32     1993   Pepper Prod.      30-Jan-95
------------------------------------------------------------------------------
1130  Red Serrano                105:00     1993   Pepper Prod.      07-Sep-94
------------------------------------------------------------------------------
1148  Red Serrano #02            109:14            Pepper Prod.      22-Oct-94
------------------------------------------------------------------------------
2063  Red Serrano #03            108:50     1993   Pepper Prod.      23-Feb-95
------------------------------------------------------------------------------
2046  Red Serrano #04            111:40     1993   Pepper Prod.      23-Feb-95
------------------------------------------------------------------------------
1916  Reel Life                   84:01     1993   Zane Ent.         01-Mar-95
------------------------------------------------------------------------------
3616  Reel People #03             73:35                              02-Jul-96
------------------------------------------------------------------------------
2044  Reel People #04             68:55     1994   Ream-O-Rama       07-Jul-95
------------------------------------------------------------------------------
2072  Reel People #05             82:39     1994   Plum Prod.        23-Feb-95
------------------------------------------------------------------------------
4147  Reel People #06             78:33     1991                     23-Jul-96
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4145  Reel People #07             76:41     1995   Plum Prod.        31-Dec-95
------------------------------------------------------------------------------
4155  Reel People #09             75:15     1995   Plum Prod.        02-Jun-97
------------------------------------------------------------------------------
4404  Reel World #01              77:06     1994                     26-Jul-96
------------------------------------------------------------------------------
2856  Reelsex #04                114:42     1994   Spectacular Pict  03-Jan-96
------------------------------------------------------------------------------
2647  Reelsex 3 - Wet And Sticky 110:16     1994   Spectacular Pict  18-Oct-95
------------------------------------------------------------------------------
2700  Reflections                 88:49     1995   Fat Dog           18-Oct-95
------------------------------------------------------------------------------
0936  Regarding Hiney             75:37     1991   Coast To Coast    14-Sep-94
------------------------------------------------------------------------------
2280  Rencontres Anales 2 - Sodo
        Surprise                  80:16            Charnel           31-Mar-95
------------------------------------------------------------------------------
2124  Rendez-Vous Des Cochonnes   58:07            Cast'or           10-Mar-95
------------------------------------------------------------------------------
1665  Renegade                    85:08     1990   Cinderella        19-Dec-94
------------------------------------------------------------------------------
2911  Renegades                   77:15     1994   Sin City          03-Jan-96
------------------------------------------------------------------------------
3141  Renegades 2                 88:00     1995                     28-Feb-96
------------------------------------------------------------------------------
2686  Reseau Baise                67:45            Euro-Sexe         02-Nov-95
------------------------------------------------------------------------------
1236  Restless Nights             80:50     1992   Big Apple Video   27-Oct-94
------------------------------------------------------------------------------
3179  Restless Passion            83:35     1987   Hollywood/RHF     25-Mar-96
------------------------------------------------------------------------------
4614  Return Of Dr. Black Love    82:13     1989   Coast-To-Coast    30-Aug-96
------------------------------------------------------------------------------
1850  Revealed                    85:53     1992   Video Team        20-Jan-95
------------------------------------------------------------------------------
2997  Revelations                 73:28     1992   Femme             01-May-96
------------------------------------------------------------------------------
2002  Rhapsody                    70:22     1992   Video Team        23-Feb-95
------------------------------------------------------------------------------
2198  Riccione Sesso e Cultura    81:53     1992                     27-Mar-95
------------------------------------------------------------------------------
6080  Riceburners                 65:26
------------------------------------------------------------------------------
4543  Rich Bitch                  81:07     1985   Hollywood Video   09-Aug-96
------------------------------------------------------------------------------
4536  Rick Savage's NY Video
        Magazine #01             118:35     1994   Outlaw            23-Aug-96
------------------------------------------------------------------------------
4537  Rick Savage's NY Video
        Magazine #02             120:38     1995   Outlaw            23-Aug-96
------------------------------------------------------------------------------
4538  Rick Savage's NY Video
        Magazine #03             117:32     1995   Outlaw            23-Aug-96
------------------------------------------------------------------------------
4579  Rick Savage's NY Video
        Magazine #04             116:55     1995   Outlaw            23-Aug-96
------------------------------------------------------------------------------
4753  Rick Savage's NY Video
        Magazine #05             120:03            Outlaw            24-Sep-96
------------------------------------------------------------------------------
4751  Rick Savage's NY Video
        Magazine #06             120:05            Outlaw            24-Sep-96
------------------------------------------------------------------------------
4749  Rick Savage's NY Video
        Magazine #07             118:29            Outlaw            24-Sep-96
------------------------------------------------------------------------------
4754  Rick Savage's NY Video
        Magazine #08             118:30            Outlaw            24-Sep-96
------------------------------------------------------------------------------
6152  Rick Savage's NY Video
        Magazine #10             108:40     1996   Outlaw Prod.      24-Feb-97
------------------------------------------------------------------------------
6251  Ricky's French Adventure    85:30            Cinderella        04-Apr-97
------------------------------------------------------------------------------
2435  Ride The Pink Lady          84:31     1993   Western Visuals   18-Jul-95
------------------------------------------------------------------------------
5078  Right Stuff                 80:31     1994   Plush Ent./Blue C 08-Jan-97
------------------------------------------------------------------------------
4237  Rim Job Rita                79:33     1994   Sin City          28-Apr-97
------------------------------------------------------------------------------
1284  Rim Shot                    82:19            Cinderella        17-Nov-94
------------------------------------------------------------------------------
1963  Ring Of Passion             85:44     1993   Western Visuals   31-Jan-95
------------------------------------------------------------------------------
1834  Rings of Lust               73:46     1989   MLV Onio - Studi  03-Jan-95
------------------------------------------------------------------------------
1238  Ringside Knockout           81:24     1990   Dreamland Ent.    27-Oct-94
------------------------------------------------------------------------------
3613  Riot Girls                  78:15     1994                     02-Jul-96
------------------------------------------------------------------------------
2994  Rites Of Passison -
        The Ultimate Sexual       62:10     1987   Femme             01-May-96
------------------------------------------------------------------------------
6296  Riviera Heat                93:75            Dick Nasty Prod.  08-May-97
------------------------------------------------------------------------------
1240  Roadgirls                   82:18     1990   Dreamland Ent.    27-Oct-94
------------------------------------------------------------------------------
0879  Robin Head                  74:05     1991   Coast To Coast    14-Aug-94
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1476  Robofox                     84:44            Fanta-Z/Cinderell 18-Nov-94
------------------------------------------------------------------------------
4125  RoboFox                     0         0
------------------------------------------------------------------------------
1440  Robofox #02                 84:13            Fanta-Z/Cinderell 07-Nov-94
------------------------------------------------------------------------------
4151  Rocco Unleashed             73:57     1994                     23-Jul-96
------------------------------------------------------------------------------
6602  Rocco's Hot Pursuit         78:51     0      Kan Mrktg./Tellef 08-Jun-97
------------------------------------------------------------------------------
4124  Rocco's True Stories #01
        (2 parts)                112:51     1993   Rocco Siffredi Pr 10-Feb-97
------------------------------------------------------------------------------
4523  Rocco's True Stories #02   106:00     1993                     01-Aug-96
------------------------------------------------------------------------------
5251  Rock Hard                   00:00
------------------------------------------------------------------------------
2629  Rocker                      77:01     1995   Coast To Coast    30-Sep-95
------------------------------------------------------------------------------
1798  Rocks                       72:50     1993   Video Team        20-Jan-95
------------------------------------------------------------------------------
5254  Rodney's Rookies            00:00
------------------------------------------------------------------------------
4919  Roll Over                   88:50     1996   Nitro Production  04-Dec-96
------------------------------------------------------------------------------
2271  Roman Orgy                  75:15            Pleasure Produc   01-May-95
------------------------------------------------------------------------------
2885  Romeo And Juliet            85:32     1987   Western Visuals   03-Jan-96
------------------------------------------------------------------------------
3184  Rookie Nookie #12           86:55     1993   Silver Foxx       25-Mar-96
------------------------------------------------------------------------------
3063  Rookie Nookie #14           84:10     1994   Silver Fox Prod.  19-Jan-96
------------------------------------------------------------------------------
1244  Route 69                    69:48            Passion Video     27-Oct-94
------------------------------------------------------------------------------
5264  Roxy Rider Is In Control    00:00            Nitro
------------------------------------------------------------------------------
2831  Rump Shaker #04             76:29     1995   Heatwave Entert   29-Nov-95
------------------------------------------------------------------------------
4129  Rumphumpers #01             76:20                              24-Jul-96
------------------------------------------------------------------------------
3620  Rumphumpers #02             74:02                              02-Jul-96
------------------------------------------------------------------------------
4130  Rumphumpers #03             75:43     0                        01-Aug-96
------------------------------------------------------------------------------
!4391 Rumphumpers #04             74:04     1992                     26-Jul-96
------------------------------------------------------------------------------
4393  Rumphumpers #05             75:14     1992                     26-Jul-96
------------------------------------------------------------------------------
4131  Rumphumpers #06             73:05     0      Glitz Video       30-Jun-98
------------------------------------------------------------------------------
4132  Rumphumpers #07             75:08     0                        24-Jul-96
------------------------------------------------------------------------------
4133  Rumphumpers #08*CPPA(EDIT?) 75:17
------------------------------------------------------------------------------
4134  Rumphumpers #09             71:25                              31-Dec-95
------------------------------------------------------------------------------
4529  Rumphumpers #11             72:12                              01-Aug-96
------------------------------------------------------------------------------
4136  Rumphumpers #12             71:46     1993   Glitz Video       23-Aug-96
------------------------------------------------------------------------------
4137  Rumphumpers #13             71:55     1993   Glitz Video       23-Aug-96
------------------------------------------------------------------------------
3623  Rumphumpers #14             71:26     0                        02-Jul-96
------------------------------------------------------------------------------
4138  Rumphumpers #15             73:25     1993   Glitz Video       23-Aug-96
------------------------------------------------------------------------------
4390  Rumphumpers #16             74:44                              26-Jul-96
------------------------------------------------------------------------------
4140  Rumphumpers #17             72:58            Glitz Video       23-Aug-96
------------------------------------------------------------------------------
4139  Rumphumpers #18             74:48     1994   Glitz Video       23-Aug-96
------------------------------------------------------------------------------
6247  Rumpman's Backdoor Sailing 113:36     1996   Heatwave          04-Apr-97
------------------------------------------------------------------------------
3075  Russian Champagne           77:04     1993   Heat Wave Ent.    02-Feb-96
------------------------------------------------------------------------------
3524  Russian Roulette           103:22     1995   Nitro             24-Sep-96
------------------------------------------------------------------------------
4797  Russian Seduction           86:15     1993   In-X-Cess Prod./  16-Oct-96
------------------------------------------------------------------------------
4193  Sabrina Starlet            100:59     1994   Sin City          30-Jun-96
------------------------------------------------------------------------------
3170  Safari Jane                 74:49     1995   Erotic Angel/Mid  25-Mar-96
------------------------------------------------------------------------------
0880  Safe Cracker                78:46     1991   Coast To Coast    14-Aug-94
------------------------------------------------------------------------------
4190  Saints & Sinners            0         0
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1436     Saints And Sinners       70:57     1993 Yellow Pepper       28-Oct-94
------------------------------------------------------------------------------
4192     Sala Di Montaggio        98:35                              23-Jul-96
------------------------------------------------------------------------------
2222     Sala di Posa             89:59     1992
------------------------------------------------------------------------------
2687     Salope En Mini           84:16          Euro-Sexe           02-Nov-95
------------------------------------------------------------------------------
2871     Samantha - I Love You    74:45     1988 Western Visuals     03-Jan-96
------------------------------------------------------------------------------
1848     Samantha's Private
           Fantasies              89:15     1994 Bad Girls           03-Jan-95
------------------------------------------------------------------------------
2530     San Francisco Connection 77:54     1992 Dolly Buster        30-Aug-95
------------------------------------------------------------------------------
2597     San Francisco Lesbians
           #02                    78:55     1992 Pleasure Produc     05-Oct-95
------------------------------------------------------------------------------
2672     San Francisco Lesbians
           #03                    87:26     1993 Pleasure Produc     30-Oct-95
------------------------------------------------------------------------------
2852     San Francisco Lesbians 1 79:15                              05-Oct-95
------------------------------------------------------------------------------
4189     Sapore Di Donna - Essence
           Of A Woma              87:05     1995 Stars Pictures      30-Jun-96
------------------------------------------------------------------------------
4956     Sarah's Inheritance      87:56     1995 Digital Media       05-Nov-96
------------------------------------------------------------------------------
4727     Satania                  84:31     1986 CDI/Dreamland       24-Sep-96
------------------------------------------------------------------------------
2438     Satin And Lace**Cppa     84:34     1994
------------------------------------------------------------------------------
1212     Satin Shadows            69:55          Cinderella          05-Nov-94
------------------------------------------------------------------------------
0813     Satisfaction             73:46     1992 n                   23-Oct-94
------------------------------------------------------------------------------
1356     Saturday Night Special   74:21          Dreamland  Ent.     31-Oct-94
------------------------------------------------------------------------------
4453     Savage Liasons**CPPA     79:27     1995 Bella Pictures      25-Jul-96
------------------------------------------------------------------------------
2455     Savannah R.N.            81:20     1993 Nearly Normal Pr    22-Aug-95
------------------------------------------------------------------------------
2947     Savannah Unleashed       63:56     1994 Heatwave            09-Jan-96
------------------------------------------------------------------------------
4759     Say Something Nasty      73:53     1989 Coast To Coast      24-Sep-96
------------------------------------------------------------------------------
4194     Scambio Di Coppia        87:25          Ona  Zee Prod.      30-Jun-96
------------------------------------------------------------------------------
3381     Scandalosa Gilda         86:47     0                        02-May-96
------------------------------------------------------------------------------
0885     Scandalous               73:02          Coast  To Coast     14-Aug-94
------------------------------------------------------------------------------
2320     Scarlet Woman            76:43     1993 Wicked Pictures     01-May-95
------------------------------------------------------------------------------
0805     Scenes From A Crystal
          Ball                    69:56     1992 Zane Ent.           01-Jun-94
------------------------------------------------------------------------------
1003     Scented Secrets          81:47     1990 Cinderella          12-Sep-94
------------------------------------------------------------------------------
3280     Scorched                 84:31     1996 Ona Zee Prod.       25-Apr-96
------------------------------------------------------------------------------
2259     Scream In The Night      79:02     1990 Coast To Coast      07-Jun-95
------------------------------------------------------------------------------
2864     Screamers                83:29     1995 Heatwave            03-Jan-96
------------------------------------------------------------------------------
1539     Screaming Orgasm         75:28     1989 VCR                 28-Oct-94
------------------------------------------------------------------------------
4191     Screaming Rage           68:13     1988 Las Vegas Filmw     30-Jun-96
------------------------------------------------------------------------------
5245     Screen Test              76:35          Turbo  Film         08-Jan-97
------------------------------------------------------------------------------
3149     Screw The Right Thing    71:59                              16-Feb-96
------------------------------------------------------------------------------
4766     Screwdriver Saloon       73:38          Coast  To Coast     24-Sep-96
------------------------------------------------------------------------------
0684     Sea Of Love              90:04     1990 Cinderella          01-Aug-94
------------------------------------------------------------------------------
0848     Sea Of Lust              85:06     1989 Coast To Coast      06-May-94
------------------------------------------------------------------------------
3259     Sea Of Lust              72:31     1989 Fantazy Ent         09-May-96
------------------------------------------------------------------------------
6531     Sea, Sex and Sodo        85:13          Turbo  Films        01-May-97
------------------------------------------------------------------------------
2809     Sean Michael's Brooklyn
          Nights                  83:56     1994 Odyssey Pinnacl     04-Jan-96
------------------------------------------------------------------------------
1087     Sean Micheal's Jam       87:19     1994 Pleasure            08-Aug-94
------------------------------------------------------------------------------
2881     Search For An Angel      67:01     1988 Western Visuals     03-Jan-96
------------------------------------------------------------------------------
6644     Second Wives Club        77:54     1997                     03-Sep-97
------------------------------------------------------------------------------
1214     Secret De Jalousie**
           Missing               166:56          n
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4195     Secret Diary             00:00
------------------------------------------------------------------------------
4197     Secret Diary 2           89:43     1995
------------------------------------------------------------------------------
2360     Secret Hotel Sex         50:23     0    Historic Erotica    27-Jun-95
------------------------------------------------------------------------------
1605     Secret Loves             73:42
------------------------------------------------------------------------------
4198     Secret Service           84:37     1993 Pepper Prod.        30-Jun-96
------------------------------------------------------------------------------
0868     Secret Services          84:40     1993 Pepper Prod.        14-Aug-94
------------------------------------------------------------------------------
0191     Secrets Of Jennifer      77:20          N/A                 14-Jun-94
------------------------------------------------------------------------------
1573     Secrets Of Mozart        80:28          Dino  Vision        18-Nov-94
------------------------------------------------------------------------------
0906     Seducers                 77:05     1992 Zane Ent.           25-Aug-94
------------------------------------------------------------------------------
4347     Seduction Formula        68:34     1990 Fantazy Ent         25-Jul-96
------------------------------------------------------------------------------
4369     Seduction of Jennifer    83:45     1986 Hollywood Video     26-Jul-96
------------------------------------------------------------------------------
0920     Seductress               71:14          N/A                 25-Aug-94
------------------------------------------------------------------------------
0814     See Thru                 69:00     1992 Legend Video        23-Oct-94
------------------------------------------------------------------------------
4809     Seka's Lacy Affair       90:30     1987 Hollywood Video     17-Oct-96
------------------------------------------------------------------------------
1487     Seka's Screentest        54:54     1988 Cinderella          04-Nov-94
------------------------------------------------------------------------------
3173     Semper Bi                83:29     1994 Pepper Prod.        13-Mar-96
------------------------------------------------------------------------------
4755     Senior Stimulation**CPPA 74:44     1995 Coast-To-Coast      24-Sep-96
------------------------------------------------------------------------------
6490     Sensations #02           60:07     1996 Sin City            07-May-97
------------------------------------------------------------------------------
2990     Sensual Escape           66:49     1988 Femme               23-Apr-96
------------------------------------------------------------------------------
2479     Sensuous Moments         79:09     1983 Vista Video         15-Sep-95
------------------------------------------------------------------------------
4004     Senza Ritegno            76:38     0    Ona Zee Prod.       03-Jul-96
------------------------------------------------------------------------------
0903     Separated                75:10          Paul  Norman        30-Aug-94
------------------------------------------------------------------------------
XXX      Seriously Anal           0              Ona Zee Prod.
------------------------------------------------------------------------------
1169     Servants Of              67:28     1992 Cinderella          22-Oct-94
------------------------------------------------------------------------------
2752     Serve - Ess              66:58                              05-Dec-95
------------------------------------------------------------------------------
4308     Sex & the Single Girl    71:40     1989 Fantazy Ent         25-Jul-96
------------------------------------------------------------------------------
3003     Sex - A - Fari           76:04     1994 Las Vegas           19-Jan-96
------------------------------------------------------------------------------
1398     Sex 4 Life               102:11    1995 X-Plor Media        03-Jan-96
------------------------------------------------------------------------------
3426     Sex 4 Life               102:12    1995 Xplor Media         19-Aug-97
------------------------------------------------------------------------------
3324     Sex Abissi               81:12     0    Cassannova          15-May-96
------------------------------------------------------------------------------
4199     Sex About Town           72:28     1989 High Five Produc    30-Jun-96
------------------------------------------------------------------------------
1241     Sex Academy              109:42    1993 Ona Zee Prod.       27-Oct-94
------------------------------------------------------------------------------
2257     Sex Academy #02-"Talking
           Dirty"                 79:50     1994 Ona Zee Prod.       01-May-95
------------------------------------------------------------------------------
2344     Sex Academy #03          81:50     1995 Ona Zee Prod.       27-Jun-95
------------------------------------------------------------------------------
2374     Sex Academy #04 Art Of
          Anal                    86:12     1995 Ona Zee Prod.       27-Jun-95
------------------------------------------------------------------------------
XXX      Sex Academy #05          0              Ona Zee Prod.
------------------------------------------------------------------------------
4353     Sex Alert                82:34     1995 CDI/S.Canterbur     26-Jul-96
------------------------------------------------------------------------------
1290     Sex And Other Games      72:40     1990 Ebony & Ivory       17-Nov-94
------------------------------------------------------------------------------
2704     Sex And The Happy
           Landlord               86:00     1988 Cinderella          18-Oct-95
------------------------------------------------------------------------------
3299     Sex And The Secretary    78:09     1989 Plum Prod.          09-May-96
------------------------------------------------------------------------------
2625     Sex And The Single Guy   00:00
------------------------------------------------------------------------------
0348     Sex Appraisal            81:00          Hollywood Video     23-Sep-94
------------------------------------------------------------------------------
0907     Sex Bandits              77:05     1992 Zane Ent.           25-Aug-94
------------------------------------------------------------------------------
2412     Sex Beat                 88:14     1985 Western Visuals     18-Jul-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3104     Sex Business             89:21     1994 PVM/Fiesta Direc    28-Feb-96
------------------------------------------------------------------------------
4200     Sex Camping              90:39     1993                     23-Jul-96
------------------------------------------------------------------------------
4325     Sex Crazy                75:00     1989 Fantazy Ent         24-Jul-96
------------------------------------------------------------------------------
0114     Sex Dancers              73:33     1986 Now Showing         14-Jun-94
------------------------------------------------------------------------------
2101     Sex Drive                67:30     1985 Night Magic         31-Jan-95
------------------------------------------------------------------------------
3237     Sex Explosed             60:37          N/A                 02-May-96
------------------------------------------------------------------------------
2130     Sex Fan Club            108:24     1995 Videodrome          29-Mar-95
------------------------------------------------------------------------------
1136     Sex Flex                 74:48          Cinderella          07-Sep-94
------------------------------------------------------------------------------
6624     Sex For Hire             77:27     1996 Ona Zee Prod.       17-Jul-97
------------------------------------------------------------------------------
1809     Sex Fugitive             77:42     1993                     01-Feb-95
------------------------------------------------------------------------------
2839     Sex Heist                89:18     1993 Western Visuals     02-Nov-95
------------------------------------------------------------------------------
2489     Sex House Amateurs #01   52:56     1992 Horus               22-Aug-95
------------------------------------------------------------------------------
2666     Sex House Amateurs #02   60:26     1992                     05-Oct-95
------------------------------------------------------------------------------
2483     Sex House Amateurs #05
          - Exhibitions           89:59     1993 Horus               22-Aug-95
------------------------------------------------------------------------------
2240     Sex House Amateurs #07   72:18     1991                     27-Mar-95
------------------------------------------------------------------------------
3048     Sex House Crad           74:11     1992 Horus Productio     31-Jan-96
------------------------------------------------------------------------------
2190     Sex House Crad #04       51:26     1992                     27-Mar-95
------------------------------------------------------------------------------
2667     Sex House Crad #06       67:18     1993                     05-Oct-95
------------------------------------------------------------------------------
5048     Sex Hunger               74:23     1995                     21-Nov-96
------------------------------------------------------------------------------
4763     Sex In Asia #02          85:04     1995 Sin City            20-Sep-96
------------------------------------------------------------------------------
2599     Sex In Dangerous Places  77:58     1994 Odyssey Group       29-Sep-95
------------------------------------------------------------------------------
4234     Sex Lessons              87:00          Rod Suction Pro     15-Jan-97
------------------------------------------------------------------------------
1444     Sex Lies                 81:26          Fantazy  Ent        07-Nov-94
------------------------------------------------------------------------------
1867     Sex Machine              83:23     1994 Video Team          20-Jan-95
------------------------------------------------------------------------------
2602     Sex On The Run          114:08     1995 Figga-Rooschmu      08-Sep-95
------------------------------------------------------------------------------
2693     Sex On The Run #02 -
           Montreal To Toro      102:25     1994 Totally Tastless    02-Nov-95
------------------------------------------------------------------------------
1218     Sex On The Run 401      102:18          Aphrodite           05-Sep-94
------------------------------------------------------------------------------
1523     Sex Orgies               92:44     1988 Vidco               28-Oct-94
------------------------------------------------------------------------------
2769     Sex Over 40              72:24     1994
------------------------------------------------------------------------------
3189     Sex Patrouille           78:44          Global  Vision      04-Apr-96
------------------------------------------------------------------------------
1291     Sex Pistol               72:22          Cinderella          17-Nov-94
------------------------------------------------------------------------------
6532     Sex Plage Les Bains      78:48          Turbo               06-May-97
------------------------------------------------------------------------------
4161     Sex Punk 2000            75:36     1992 Frank Marino Pro    17-Jan-97
------------------------------------------------------------------------------
5372C    Sex Scape                00:00
------------------------------------------------------------------------------
2615     Sex Search #01-The Quest 80:42     1994 Cinderella          08-Sep-95
------------------------------------------------------------------------------
4326     Sex Sluts in the Slammer 69:44     1988 Fantazy Ent         24-Jul-96
------------------------------------------------------------------------------
1394     Sex Starved New Brides   59:02     1987 Cinderella          28-Oct-94
------------------------------------------------------------------------------
6646     Sex Starved Nymphos Of
           Berlin                 84:32          Tour De Plush
------------------------------------------------------------------------------
1814     Sex Sting                74:41     1992 Fat Dog             20-Jan-95
------------------------------------------------------------------------------
3386     Sex T.V. - Geraldine     65:18          Turbo Films         08-May-96
------------------------------------------------------------------------------
6638     Sex Therapy Ward         72:54     1995 Ona Zee             25-Jul-97
------------------------------------------------------------------------------
3360     Sex Trek 5-Deep Space
          Sex                     84:14     0    Moonlight           30-May-96
------------------------------------------------------------------------------
3268     Sex Triathlon            76:48          DBM                 07-May-96
------------------------------------------------------------------------------
1537     Sex Unlimited            74:52     1989 Mark IV Prod. Inc   28-Oct-94
------------------------------------------------------------------------------

                              MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4562  Sex Vision                   77:00    1992  Hollywood Video    23-Aug-96
------------------------------------------------------------------------------
6158  Sex Wish                     00:00
------------------------------------------------------------------------------
1362  Sex-A-Vision                 74:35    1985  Dreamland Ent.     31-Oct-94
------------------------------------------------------------------------------
1811  Sexcalibur                   69:49    1992  Fat Dog            20-Jan-95
------------------------------------------------------------------------------
1974  Sexed                        78:51    1993  Hollywood Video    23-Sep-94
------------------------------------------------------------------------------
1007  Sexliners                    69:37    1991  Cinderella         12-Sep-94
------------------------------------------------------------------------------
1424  Sexplosion #01              113:16          So Hard Prod.      25-Nov-94
------------------------------------------------------------------------------
1332  Sexplosion #02              101:22    1991  So Hard Prod.      31-Oct-94
------------------------------------------------------------------------------
1419  Sexplosion #03               84:22    0     So Hard Prod.      25-Nov-94
------------------------------------------------------------------------------
1334  Sexplosion #04               99:47    1991  So Hard Prod.      31-Oct-94
------------------------------------------------------------------------------
0112  Sexsations                   84:03    1984  Now Showing        14-Jun-94
------------------------------------------------------------------------------
3038  Sextasy 17-Blown Away       110:29          Sextasy            02-Feb-96
------------------------------------------------------------------------------
1464  Sextectives                  81:41    1989  Ortega Huevo/Ci    04-Nov-94
------------------------------------------------------------------------------
0264  Sexual Healer                77:55
------------------------------------------------------------------------------
5019  Sexual Healing               81:28    1995  Sin City           19-Nov-96
------------------------------------------------------------------------------
1247  Sexual Instinct              81:29          Dreamland Ent.     27-Oct-94
------------------------------------------------------------------------------
4609  Sexual Instinct #02          71:06    1994  CDI/Dreamland      30-Aug-96
------------------------------------------------------------------------------
4176  Sexual Intent                74:16          Plum Prod.         14-Jan-97
------------------------------------------------------------------------------
4175  Sexual Obsession             75:44    1989  Plum Prod.         14-Jan-97
------------------------------------------------------------------------------
1821  Sexual Olympics              69:23    1992  Video Team         20-Jan-95
------------------------------------------------------------------------------
1830  Sexual Olympics #02          72:38    1992  Video Team         20-Jan-95
------------------------------------------------------------------------------
3078  Sexual Relations             72:26    1990  Plum Prod.         19-Jan-96
------------------------------------------------------------------------------
1654  Sexually Altered States      90:12    1986  Night Magic Vide   20-Dec-94
------------------------------------------------------------------------------
2079  Sexy Delight #02             84:30    1987  Classic Editions   23-Feb-95
------------------------------------------------------------------------------
1952  Sexy Delights                78:26    1986  Classic Editions   23-Feb-95
------------------------------------------------------------------------------
2581  Sexy Nurses #02              73:04    1994  Patti Prnductions  29-Sep-95
------------------------------------------------------------------------------
3556  Sexy Secretaries            110:55    0     Odyssey Group      25-Jul-96
------------------------------------------------------------------------------
2891  Seymore Butt's Love Shack   119:24    1994  Sunshine Films     19-Jan-96
------------------------------------------------------------------------------
2894  Seymore Butts And His
        Mystery Girl              133:19    1995  FHV/Sunshine       19-Jan-96
------------------------------------------------------------------------------
2781  Seymore Butts Goes Nuts     139:00    1993  FHV/Sunshine       29-Nov-95
------------------------------------------------------------------------------
2779  Seymore Butts Is Blown Away 117:26    1995  FHV/Sunshine       29-Nov-95
------------------------------------------------------------------------------
2787  Seymore Butts Meets The
        Cumback B                 112:57    1994  FHV/Sunshine       29-Nov-95
------------------------------------------------------------------------------
2780  Seymore Butts Swings        118:43    1992  FHV/Sunshine       29-Nov-95
------------------------------------------------------------------------------
4371  Shades Of Ecstacy            77:22          Hollywood Video    26-Jul-96
------------------------------------------------------------------------------
4174  Shades Of Erotica            73:21          Glitz Video        17-Jan-97
------------------------------------------------------------------------------
4482  Shades Of Lust               76:31    1994                     01-Aug-96
------------------------------------------------------------------------------
0044  Shadows In The Dark          89:58    1989  4 Play Prod.       14-Jun-94
------------------------------------------------------------------------------
3112  Shame On Shanna              75:56    1990  Dreamland Ent.     16-Feb-96
------------------------------------------------------------------------------
0134  Shameless                    88:22          Now Showing        14-Jun-94
------------------------------------------------------------------------------
6227  Shane's World #1            112:26          Odyssey Group      01-Mar-97
------------------------------------------------------------------------------
6228  Shane's World #2            108:16    1996  Odyssey Group      01-Mar-97
------------------------------------------------------------------------------
6230  Shane's World #3            114:42    1996  Odyssey Group      01-Mar-97
------------------------------------------------------------------------------
3476  Sharon Mitchel's Sex
        Clinic #01                 88:51          Filmco             24-May-96
------------------------------------------------------------------------------
1412  Sharon Mitchell's Sex
        Clinic #02                 78:09    1993  Filmco             25-Nov-94
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1538  Sharon Mitchell's Sex
        Orgies                     78:10    1991  Untamed Vid.       28-Oct-94
------------------------------------------------------------------------------
0815  Shattered                    71:52    1991  Legend Video       23-Oct-94
------------------------------------------------------------------------------
1395  Shaved And Dangerous         58:14    1987  Cinderella         28-Oct-94
------------------------------------------------------------------------------
2762  Shaved She Males             74:07    1994  Pleasure Produc    04-Jan-96
------------------------------------------------------------------------------
3296  Shaved Sinners #01           84:55    1988  N/A                09-May-96
------------------------------------------------------------------------------
2015  Shaved Sinners #04           71:29    1994  Video Team         23-Feb-95
------------------------------------------------------------------------------
1715  Shaved Tails                 82:44    1993  Western Visuals    20-Dec-94
------------------------------------------------------------------------------
2024  Shaveds Sinners #03          76:00    1990  Video Team         23-Feb-95
------------------------------------------------------------------------------
2461  Shayla's Gang                78:48    1994  Wicked Pictures    22-Aug-95
------------------------------------------------------------------------------
2552  She Loves To Tease           82:29    1992  Western Visuals    29-Sep-95
------------------------------------------------------------------------------
5087  She Male Instinct            65:37    1995  Plush Ent./Blue C  08-Jan-97
------------------------------------------------------------------------------
4571  She Male Surprise            81:25          CDI/Pepper         23-Aug-96
------------------------------------------------------------------------------
1358  She's A Boy Toy              73:34          Dreamland Ent.     31-Oct-94
------------------------------------------------------------------------------
1305  She's Got The Juice          67:00          Cinderella         17-Nov-94
------------------------------------------------------------------------------
1002  She's Ready                  70:30    1990  Cinderella         12-Sep-94
------------------------------------------------------------------------------
3209  Sheepless In Montana         79:30    1993  Forbidden Video    13-Mar-96
------------------------------------------------------------------------------
1832  Sheer Ecstacy                83:53    1993  Jalapeno Prod.     20-Jan-95
------------------------------------------------------------------------------
1340  Sheer Haven                  75:28    1979  Dreamland Ent.     31-Oct-94
------------------------------------------------------------------------------
2583  Sherlock Homie And His
        Sidekick Wha               81:41          Metro Home Vide    29-Sep-95
------------------------------------------------------------------------------
2137  Shifting Gere                86:49    1990  Video Team         29-Mar-95
------------------------------------------------------------------------------
3627  Shipwrecked                  70:20    1992                     02-Jul-96
------------------------------------------------------------------------------
4182  Shiver                       71:08    1993  Forbidden Films    14-Jan-97
------------------------------------------------------------------------------
1452  Shiver                       67:17
------------------------------------------------------------------------------
1840  Shoot To Thrill              85:03    1992  Bad Girls          03-Jan-95
------------------------------------------------------------------------------
1931  Shooting Star                75:04          Xcitment Video
------------------------------------------------------------------------------
4181  Shopping Anal **CPPA         81:22
------------------------------------------------------------------------------
1612  Shot From Behind             69:56    1994  Fanta-Z            19-Dec-94
------------------------------------------------------------------------------
4180  Shot From Behind             70:00    1991  Fanta-Z Home Vi    08-Apr-97
------------------------------------------------------------------------------
3669  Shot in the Pants            70:41    1995  Hollywood Video    16-Jul-96
------------------------------------------------------------------------------
2683  Show Business                71:17    1994  Las Vegas Video    18-Oct-95
------------------------------------------------------------------------------
2585  Showgirls                    73:39    1986  Night Magic Vide   07-Sep-95
------------------------------------------------------------------------------
4169  Showtime Cunts               74:37    1994  Metro Home Vide    14-Jan-97
------------------------------------------------------------------------------
6669  Signature Series: Christie
        Lake                       63:09    1997  B.B.E              28-Aug-97
------------------------------------------------------------------------------
4493  Signore Indecenti            90:27    1995  Ona Zee Prod.      01-Aug-96
------------------------------------------------------------------------------
1864  Silences Of The Buns         75:52    1992  Bad Girl           03-Jan-95
------------------------------------------------------------------------------
0317  Silk And Lace                89:05          Amour Video        14-Jun-94
------------------------------------------------------------------------------
2223  Silk Elegance                72:55    1992  Visual Images      01-May-95
------------------------------------------------------------------------------
1925  Silver Elegance              72:38    1992  Video Team         02-Mar-95
------------------------------------------------------------------------------
2012  Silver Seduction             74:42    1991  Video Team         23-Feb-95
------------------------------------------------------------------------------
1933  Silver Sensation             73:27    1992  Coast To Coast     02-Mar-95
------------------------------------------------------------------------------
3462  Simply Kia                   77:27    1995  Legend Video       23-May-96
------------------------------------------------------------------------------
2913  Sin City - The Movie         79:41    1992  Sin City           03-Jan-96
------------------------------------------------------------------------------
4446  Sin Town Cycle Sluts         65:49    1995  Sin City           25-Jul-96
------------------------------------------------------------------------------
6515  Sin Town Cycle Sluts #02     70:52    1995  Sin City           28-Apr-97
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4373  Sinfully Yours**CPPA         84:28    1988  Hollywood Video    26-Jul-96
------------------------------------------------------------------------------
1777  Single White Woman           84:00    1994  Fat Dog            20-Jan-95
------------------------------------------------------------------------------
3131  Singles Holiday              81:09    1990                     07-May-96
------------------------------------------------------------------------------
4333  Sinnocence                   78:35    1994  CDI                12-Jul-96
------------------------------------------------------------------------------
4343  Sins of Angel Kelly          83:48    1987  Fantazy Ent        24-Jul-96
------------------------------------------------------------------------------
1846  Sins of The Wealthy          88:02    1986  Classic Editions   20-Jan-95
------------------------------------------------------------------------------
2545  Sinset Boulevard             89:18    1987  Western Visuals    29-Sep-95
------------------------------------------------------------------------------
2863  Sirens                       86:00    1994                     03-Jan-96
------------------------------------------------------------------------------
4183  Sister Snatch #01            80:03    1994                     26-Jul-96
------------------------------------------------------------------------------
2300  Sister Snatch #02            97:36    1995  Snatch Productio   02-Aug-95
------------------------------------------------------------------------------
2004  Sisters                      84:01    1993  Zane Ent.          16-Feb-95
------------------------------------------------------------------------------
4608  Sitting Pretty #01           71:19    1990  CDI/Dreamland      30-Aug-96
------------------------------------------------------------------------------
1239  Sitting Pretty #02           82:08          Dreamland Ent.     27-Oct-94
------------------------------------------------------------------------------
4335  Six Degrees of Penetration   85:30    1995  CDI/Plum           26-Jul-96
------------------------------------------------------------------------------
4158  Sizzle                       0
------------------------------------------------------------------------------
1839  Sizzling Hot                 89:30    1986  Video Team         20-Jan-95
------------------------------------------------------------------------------
1353  Sizzling Sexpots #06         99:51          Cinderella         17-Nov-94
------------------------------------------------------------------------------
2120  Sizzling Sexpots #07         99:48    1985  Cinderella         23-Feb-95
------------------------------------------------------------------------------
2057  Sizzling Sexpots #09         99:50    1991  Cinderella         23-Feb-95
------------------------------------------------------------------------------
3088  Skid Row                     73:15    1994
------------------------------------------------------------------------------
2496  Skin Hunger                 108:07    1995  Cal Vista          28-Sep-95
------------------------------------------------------------------------------
0806  Slave To Love                74:00          Rosebud Prod.      01-Jun-94
------------------------------------------------------------------------------
4556  Sleazy Streets               79:53    1995                     23-Aug-96
------------------------------------------------------------------------------
5314C Sleeping Around              70:33          Caballero          10-Feb-97
------------------------------------------------------------------------------
4823  Sleeping Booty              138:39    1995  Elegant Angel      08-Oct-96
------------------------------------------------------------------------------
4761  Sleeping Single              79:47    1994  Coast To Coast     24-Sep-96
------------------------------------------------------------------------------
2037  Sleepwalker                  70:08    1990  Xcitement          21-Feb-95
------------------------------------------------------------------------------
1242  Slip Of The Tongue           87:54          Dreamland Ent.     27-Oct-94
------------------------------------------------------------------------------
2402  Slippery Meeting             78:17          Lady Anita F. Pro  29-Jun-95
------------------------------------------------------------------------------
3083  Slippery When Wet            88:29    1989  Pleasure Produc    31-Jan-96
------------------------------------------------------------------------------
1956  Slipping It In               80:29    1992  Fat Dog            23-Feb-95
------------------------------------------------------------------------------
3626  Sloppy Seconds               76:22    1993                     02-Jul-96
------------------------------------------------------------------------------
4156  Slumber Party                72:18    1989                     23-Jul-96
------------------------------------------------------------------------------
1879  Slurping                     69:16    1994  Fat Dog            30-Jan-95
------------------------------------------------------------------------------
3591  Slut                         76:25    1995  Fantazy Ent.       25-Jul-96
------------------------------------------------------------------------------
2378  Slut - Babe Safari           75:15    1994  Filmco             21-Jul-95
------------------------------------------------------------------------------
4157  Slut Hunt                    73:16          Bella Pictures     15-Aug-96
------------------------------------------------------------------------------
4449  Slut Hunt #02                76:05          Bella Pictures     25-Jul-96
------------------------------------------------------------------------------
0100  Slut Of The Year             23:40    1995  n                  14-Jun-94
------------------------------------------------------------------------------
5084  Sluthunt #03 - The Clam Bake 84:05    1996  Al Borda Product   08-Jan-97
------------------------------------------------------------------------------
4173  Sluts in Suburbia            63:54    1994                     24-Jul-96
------------------------------------------------------------------------------
2147  Smears                       79:42    1993                     01-May-95
------------------------------------------------------------------------------
1639  Smooth As Silk               62:51    1994  Emerald City       14-Dec-94
------------------------------------------------------------------------------
2690  SMTV-#02                     70:39    1994  Filmco             05-Jan-96
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4370  Snack Time                   85:30    1995  Hollywood Video    26-Jul-96
------------------------------------------------------------------------------
3166  Snatch Patch                 74:56    1995  Legend/Jaro        25-Mar-96
------------------------------------------------------------------------------
5200  Snatch Shot                  00:00          LBO Ent. Group
------------------------------------------------------------------------------
1586  Snatchbuckler                67:36    1985  Four Rivers Inc.   03-Jan-95
------------------------------------------------------------------------------
4323  Snow Black & the Seven
        Wienies                    72:51    1989  Fantazy Ent        24-Jul-96
------------------------------------------------------------------------------
4162  Snow Bunnies                 81:32    1995  Sin City           14-Jan-97
------------------------------------------------------------------------------
4444  Snow Bunnies #02             74:25    1995  Sin City           25-Jul-96
------------------------------------------------------------------------------
4654  So Bad                       87:27    1995  CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
1849  So I Married A Lesbian       85:33    1993  Western Visuals    03-Jan-95
------------------------------------------------------------------------------
1153  Soak My Tits With Cum       116:09    1991  Zane Ent.          07-Sep-94
------------------------------------------------------------------------------
5299C Society Affairs              00:00
------------------------------------------------------------------------------
0807  Soda Jerk*CPPA*              72:00    1992
------------------------------------------------------------------------------
1274  Sodo Au Bord De L'eau        53:23    0     Fantaz             05-Nov-94
------------------------------------------------------------------------------
2612  Sodo Boulevard               85:03    1992  Fanta-Z            08-Sep-95
------------------------------------------------------------------------------
2480  Sodo Glisse - Histoires
        D'un Tournage              75:46    1990  Horus Productio    22-Aug-95
------------------------------------------------------------------------------
5233  Sodom Bottoms                00:00          Sticky Video Pro
------------------------------------------------------------------------------
4583  Sodomania #11- In Your
        Face                      100:25    1995                     23-Aug-96
------------------------------------------------------------------------------
XXX   Sodomania #12                0
------------------------------------------------------------------------------
3240  Sodomania #13               110:06    1995  Elegant Angel      06-May-96
------------------------------------------------------------------------------
XXX   Sodomania 12 - Raw Filth    0
------------------------------------------------------------------------------
4585  Sodomania Compendium        137:27    1995  Elegant Angel      23-Aug-96
------------------------------------------------------------------------------
5243  Sodomie a Amsterdam          87:40    0     Turbo Film         08-Jan-97
------------------------------------------------------------------------------
2569  Sodomies Violentes           47:46    1992  Horus              08-Sep-95
------------------------------------------------------------------------------
6486  Sodomizer#02                 84:03    1996  Sin City           07-May-97
------------------------------------------------------------------------------
6031  Sogno Veneziano              79:28          Casanova Prod.     28-Jan-97
------------------------------------------------------------------------------
5091  Solo Adventures             168:01    1996  Al Borda Video     08-Jan-97
------------------------------------------------------------------------------
0816  Some Like It Big             70:04    1991  Legend Video       23-Oct-94
------------------------------------------------------------------------------
1435  Some Like It Hot             72:18          Cinderella         28-Oct-94
------------------------------------------------------------------------------
2983  Somebody's Dinner Party      64:15
------------------------------------------------------------------------------
4756  Something Blue               84:21    1995  Coast To Coast     24-Sep-96
------------------------------------------------------------------------------
1199  Sophisticated Lady           68:52          Adult Video Asso   05-Nov-94
------------------------------------------------------------------------------
3581  Sorority Girls              111:38
------------------------------------------------------------------------------
3553  Sorority Girls #02          116:18                             06-Sep-96
------------------------------------------------------------------------------
4163  Sorority Stewardesses        82:08    1995  Plush Ent.         14-Jan-97
------------------------------------------------------------------------------
4764  South Bronx Story            84:37    1986  Coast-To-Coast     24-Sep-96
------------------------------------------------------------------------------
6139  Southern Belles #01          86:54    1994  XPLOR              10-Feb-97
------------------------------------------------------------------------------
6140  Southern Belles #02          86:55    1995  XPLOR              10-Feb-97
------------------------------------------------------------------------------
6141  Southern Belles #03          83:20    1995  XPLOR              10-Feb-97
------------------------------------------------------------------------------
6142  Southern Belles #04          84:48    1995  XPLOR              10-Feb-97
------------------------------------------------------------------------------
6143  Southern Belles #05          83:02    1996  XPLOR              10-Feb-97
------------------------------------------------------------------------------
6144  Southern Belles #06          88:08    1996  XPLOR              10-Feb-97
------------------------------------------------------------------------------
6145  Southern Belles #07          81:52    1996  XPLOR              10-Feb-97
------------------------------------------------------------------------------
0862  Southern Comfort             70:22    1991  Cinderella         01-Aug-94
------------------------------------------------------------------------------
0817  Southern Exposure            72:32    1992  Legend Video       23-Oct-94
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4923  Southern Passion             84:00          Destiny Entertain  13-Nov-96
------------------------------------------------------------------------------
2806  Southern Sideup              70:40    1992  Las Vegas          29-Nov-95
------------------------------------------------------------------------------
0818  Spanish Fly                  69:00          Legend Video       23-Oct-94
------------------------------------------------------------------------------
2859  Sparxx Plug                  72:18    1993  Heatwave           03-Jan-96
------------------------------------------------------------------------------
6619  Spazm #03: Hair Trigger      79:52    1997  Ona Zee/L.B.O.E    17-Jul-97
------------------------------------------------------------------------------
3632  Special Anal #02             81:19    1995                     02-Jul-96
------------------------------------------------------------------------------
5046  Special Attention            78:06    1996  Masked Pictures    21-Nov-96
------------------------------------------------------------------------------
4171  Special Black & White #02    73:29
------------------------------------------------------------------------------
5224  Special Pussy Hole Work Out  74:28    0      Sticky Video      08-Jan-97
------------------------------------------------------------------------------
1451  Speedtrap                    81:02          Power Productio    03-Jan-95
------------------------------------------------------------------------------
1671  Spellbound                   70:55    1992  Rocottiio Pepper   19-Dec-94
------------------------------------------------------------------------------
4166  Spellbound                   75:40    1989  Las Vegas Video    17-Jan-97
------------------------------------------------------------------------------
0983  Spend The Holidays With
        Barbi                      73:28          Cinderella         06-Oct-94
------------------------------------------------------------------------------
2109  Sperm Slaves #31            102:52    1991  Down & Dirty Vid   16-Feb-95
------------------------------------------------------------------------------
3228  Spinners                     98:49          Western Visuals    23-Apr-96
------------------------------------------------------------------------------
0891  Splash Shots                 84:28
------------------------------------------------------------------------------
1120  Split Personality            70:47    1991  Cinderella         07-Sep-94
------------------------------------------------------------------------------
0334  Sporting Illustrated         76:36    1990  Hollywood Video    23-Sep-94
------------------------------------------------------------------------------
1233  Spread Sheets                80:26    1992  Dreamland Ent.     27-Oct-94
------------------------------------------------------------------------------
4613  Spread The Wealth            83:14    1994  CDI/Dreamland      30-Aug-96
------------------------------------------------------------------------------
2874  Squeeze Play                 81:34    1991  Naughty Neighbo    03-Jan-96
------------------------------------------------------------------------------
1234  Stacked With Honors          76:27          Dreamland Ent.     27-Oct-94
------------------------------------------------------------------------------
2972  Stairway to Heaven           76:13    1989  Moonlight Entert   31-Jan-96
------------------------------------------------------------------------------
1203  Stakeout                     70:55    1991  Cinderella         05-Nov-94
------------------------------------------------------------------------------
4620  Star Attraction              87:06    1996  CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
6628  Star Fuckers #01            118:03    1995  CED/Zane Ent.      17-Jul-97
------------------------------------------------------------------------------
1711  Star Search #02              75:17    1993  Ona Productions    29-Dec-94
------------------------------------------------------------------------------
1669  Star Search #03              75:15    1993  Ona Productions    29-Dec-94
------------------------------------------------------------------------------
4324  Star Spangled Banger         73:55    1994  Fantazy Ent        24-Jul-96
------------------------------------------------------------------------------
0916  Starbangers #01              69:13    1993  Big Time Picture   25-Aug-94
------------------------------------------------------------------------------
1061  Starbangers #02              66:59    1993  Big Time Picture   20-Oct-94
------------------------------------------------------------------------------
1060  Starbangers #03              68:26    1993  Fantastic Picture  20-Oct-94
------------------------------------------------------------------------------
1072  Starbangers #04              71:16    1993  Fantastic Picture  20-Oct-94
------------------------------------------------------------------------------
3479  Starbangers #06              73:56    1994  Fantastic          28-May-96
------------------------------------------------------------------------------
6014C Starr                        00:00
------------------------------------------------------------------------------
2931  Starship Intercourse         73:10    1987  Dreamland Ent.     16-Feb-96
------------------------------------------------------------------------------
2722  Steady As She Blows          74:06    1993  Las Vegas Vid.     18-Oct-95
------------------------------------------------------------------------------
2578  Steal This Head #02          77:48    1993  Cal Vista          29-Sep-95
------------------------------------------------------------------------------
0346  Steaming Hot                 76:00          Hollywood Classi   23-Sep-94
------------------------------------------------------------------------------
1449  Steelbreeze                  89:20    1990  So Hard Prod.      03-Jan-95
------------------------------------------------------------------------------
0910  Step To The Rear             75:00    1992  Xxceptional Vide   25-Aug-94
------------------------------------------------------------------------------
1166  Sterling Silver              74:55    1991  Coast To Coast     22-Oct-94
------------------------------------------------------------------------------
4966  Steve Drakes Erotic
        Newcummers #04             73:30    1996  Dreamland Ent.     13-Nov-96
------------------------------------------------------------------------------
2031  Stick It In The Rear         82:25    1991                     21-Feb-95
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
6233  Sticky Fingers               81:01    1996  Western Visuals    19-Jun-97
------------------------------------------------------------------------------
6607  Sticky Fingers #09          115:28    1994  CED/Zane           08-Jun-97
------------------------------------------------------------------------------
0146  Sticky Lips                  70:52    1993  Executive Video    14-Jun-94
------------------------------------------------------------------------------
2356  Stolen Lust                  80:52    1985  Mira Video Produ   04-Jul-95
------------------------------------------------------------------------------
4165  Storie Di Signore Perbene    67:50    1996  Ona Zee Prod.      24-Jul-96
------------------------------------------------------------------------------
5094  Stories Of Men               79:44    1995  Digital Media      03-Dec-96
------------------------------------------------------------------------------
4527  Storm Warning                73:20                             01-Aug-96
------------------------------------------------------------------------------
2305  Straight Sex WiTh Beautiful
        Girls                      61:02    1984  Global             24-Apr-96
------------------------------------------------------------------------------
2986  Straight To The Top          66:43    1989  Western Visuals    31-Jan-96
------------------------------------------------------------------------------
4679  Straight Up                  83:08    1991  CDI/Video Team     04-Sep-96
------------------------------------------------------------------------------
2546  Strange Love                 60:24    1990  Western Visuals    29-Sep-95
------------------------------------------------------------------------------
2018  Stranger At The Backdoor     78:28    1994  Coast To Coast     02-Mar-95
------------------------------------------------------------------------------
0359  Strangers                    81:40          Hollywood Classi   23-Sep-94
------------------------------------------------------------------------------
3252  Strap On Sally #02           70:45    1994                     23-May-96
------------------------------------------------------------------------------
2470  Strap On Sally #03          104:53    1994                     08-Sep-95
------------------------------------------------------------------------------
1052  StreetAngels                 89:17    1992  Las Vegas Video    31-Oct-94
------------------------------------------------------------------------------
0859  Street Treat                 68:12          Cinderella         01-Aug-94
------------------------------------------------------------------------------
2009  Street Walker                86:48    1991                     21-Feb-95
------------------------------------------------------------------------------
3399  Street Walkers               87:28    0     Hollywood Video    28-Aug-97
------------------------------------------------------------------------------
3608  Stretch In The Rear          72:11    1995                     02-Jul-96
------------------------------------------------------------------------------
2126  Strip Poker                  86:02    1984  Europix            23-Feb-95
------------------------------------------------------------------------------
4186  Stripper Nurses             115:37    1994                     31-Dec-95
------------------------------------------------------------------------------
0001  Strippers Inc. #01           84:24    1994  Ona Zee Prod.      25-Apr-96
------------------------------------------------------------------------------
3281  Strippers Inc. #05           80:46    1996  Ona Zee Prod.      25-Apr-96
------------------------------------------------------------------------------
3521  Stripping                    81:54    1996  Nitro/DBF          25-Sep-96
------------------------------------------------------------------------------
2001  Strong Language              72:22    1990  Intropics          23-Feb-95
------------------------------------------------------------------------------
6493  Stuck in the End             90:17    1994  Fat Dog            07-May-97
------------------------------------------------------------------------------
4962  Stud Finders                 81:20    1995  Ona Zee Prod.      11-Nov-96
------------------------------------------------------------------------------
0039  Stud Wars                    81:04    1985  Now Showing        14-Jun-94
------------------------------------------------------------------------------
0500  Studio De Plasir             80:00    1988  Cinevoq Prod.      11-Oct-94
------------------------------------------------------------------------------
6723  Sturpo                       82:37
------------------------------------------------------------------------------
1937  Style                        73:40    1992  Video Team         23-Feb-95
------------------------------------------------------------------------------
4655  Style #02                    79:04    1994  CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
3116  Submission                   84:05    1994  Wicked Pictures    16-Feb-96
------------------------------------------------------------------------------
0383  Submissive Women             73:35    1988  Caballero Contro   23-Sep-94
------------------------------------------------------------------------------
1030  Suburban Buttnicks           77:29    1992  Coast To Coast     12-Sep-94
------------------------------------------------------------------------------
2395  Suburban Buttnicks           81:26    1992  Coast To Coast     27-Jun-95
------------------------------------------------------------------------------
4696  Suburban Buttnicks Forever   86:00          Coast To Coast     30-Aug-96
------------------------------------------------------------------------------
0308  Suburban Seduction           74:58    1991  Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
2912  Subways                      70:18    1994  Sin City           03-Jan-96
------------------------------------------------------------------------------
1333  Suckfest 2010               106:00          Down & Dirty Vid   31-Oct-94
------------------------------------------------------------------------------
2022  Sudden Urge                  69:05    1990  Intropics          23-Feb-95
------------------------------------------------------------------------------
4652  Sulka's Nightclub            77:44          CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
1604  Summer Heat                  66:35          Cinderella         19-Dec-94
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4184  Sun Bunnies                  75:13    1991  Sin City           14-Jan-97
------------------------------------------------------------------------------
5220  Sunny After Dark             81:45    1990  Western Visuals    08-Jan-97
------------------------------------------------------------------------------
2143  Sunrise Mystery              81:38    1992  Fat Dog            02-Jun-95
------------------------------------------------------------------------------
0768  Sunset Boulevard             73:26          Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
6600  Super Ball Sunday            82:24    1995  Ona Zee/Powder     08-Jun-97
------------------------------------------------------------------------------
2136  Super Boobs                  76:31    1994
------------------------------------------------------------------------------
0703  Super Diamond #01           101:15    1993  Cinderella         01-Jun-94
------------------------------------------------------------------------------
0705  Super Diamond #3             97:07    1993  Cinderella         01-Jun-94
------------------------------------------------------------------------------
0977  Super Diamond Double #04     98:27    1993  Cinderella         12-Sep-94
------------------------------------------------------------------------------
1082  Super Diamond Double
       XX #05                     100:04    1993  Cinderella         22-Oct-94
------------------------------------------------------------------------------
1080  Super Diamond Double
       XX #07                      99:55    1993  Pepper Prod.       22-Oct-94
------------------------------------------------------------------------------
0704  Super Diamond Double
       XX vol. #02                 99:00    1993  Cinderella         01-Jun-94
------------------------------------------------------------------------------
0700  Super Dirty Dozen           100:24    1993  Cinderella         01-Jun-94
------------------------------------------------------------------------------
0701  Super Dirty Dozen #02       100:46    1993  Cinderella         01-Jun-94
------------------------------------------------------------------------------
0702  Super Dirty Dozen #03       101:05    1993  Cinderella         01-Jun-94
------------------------------------------------------------------------------
2393  Super Dirty Dozen #05        92:48    1993  Cinderella         20-Jun-95
------------------------------------------------------------------------------
2392  Super Dirty Dozen #06        95:56    1990  Cinderella         20-Jun-95
------------------------------------------------------------------------------
0706  Super Dripping Wet          101:03          Cinderella         01-Jun-94
------------------------------------------------------------------------------
0707  Super Dripping Wet #02       96:13    1993  Cinderella         01-Jun-94
------------------------------------------------------------------------------
0708  Super Dripping Wet #03       88:23    1993  Cinderella         01-Jun-94
------------------------------------------------------------------------------
1081  Super Dripping Wet #05       98:26    1992  Cinderella         22-Oct-94
------------------------------------------------------------------------------
1186  Super Groupie                75:31    1993                     08-Aug-94
------------------------------------------------------------------------------
1132  Super Sluts #01              98:60          Cinderella         07-Sep-94
------------------------------------------------------------------------------
1131  Super Sluts #03              92:05          Cinderella         07-Sep-94
------------------------------------------------------------------------------
1351  Super Sluts #05              92:10          Cinderella         17-Nov-94
------------------------------------------------------------------------------
1348  Super Sluts #06              98:20          Cinderella         17-Nov-94
------------------------------------------------------------------------------
1349  Super Sluts #07             100:43    1992  Cinderella         17-Nov-94
------------------------------------------------------------------------------
1350  Super Sluts #08              97:18          Cinderella         17-Nov-94
------------------------------------------------------------------------------
6299  Superb                       90:05    1994  Fat Dog            07-May-97
------------------------------------------------------------------------------
1652  Supergirls Do The Navy       80:12    1984  Night Magic        20-Dec-94
------------------------------------------------------------------------------
1882  Sure Thing                   85:01    1994  Fat Dog            30-Jan-95
------------------------------------------------------------------------------
1235  Surfer Girl                  74:58    1992  Plum Prod.         27-Oct-94
------------------------------------------------------------------------------
1795  Surprize Arienne**Rape
       & Violence Sc               85:45
------------------------------------------------------------------------------
2646  Surrender In Paradise        81:54    1984  Collectors         18-Oct-95
------------------------------------------------------------------------------
4015  Surrogate Lover              84:01    1993                     16-Jul-96
------------------------------------------------------------------------------
2778  Svensk Erotik #01           107:09    1992  Pleasure Produc    11-Dec-95
------------------------------------------------------------------------------
3187  Swap Meat                        0                             25-Mar-96
------------------------------------------------------------------------------
4187  Sweat                        80:03    1986  Plum Prod.         31-Dec-95
------------------------------------------------------------------------------
4188  Sweat #02                    82:18          Plum Prod.         31-Dec-95
------------------------------------------------------------------------------
2775  Swedish "Svenska" Carat     141:36
------------------------------------------------------------------------------
6016C Swedish Erotica #56          00:00          N/A
------------------------------------------------------------------------------
0005  Swedish Erotica. 73          51:00
------------------------------------------------------------------------------
0006  Sweet Addiction              83:00    1988  Cinderela          14-Jun-94
------------------------------------------------------------------------------
4733  Sweet As Honey**CPPA         78:52    1996  Nitro              05-Sep-96
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3167  Sweet as Money               78:56          Erotic Angel/ Mid  25-Mar-96
------------------------------------------------------------------------------
1976  Sweet Cheeks #103            81:36    1993  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1216  Sweet Cheeks #105            82:57          Western Visuals    27-Oct-94
------------------------------------------------------------------------------
0747  Sweet Lips And Buns          74:30    1993  n                  01-Jun-94
------------------------------------------------------------------------------
0819  Sweet Miss Fortune           72:00          Legend Video       23-Oct-94
------------------------------------------------------------------------------
1270  Sweet Poison                 64:46          Cinderella         05-Nov-94
------------------------------------------------------------------------------
0164  Sweet Revenge                76:00          Zane Ent.          14-Jun-94
------------------------------------------------------------------------------
6270  Sweet Smell Of Excess        82:30    1996  Cinderella         04-Apr-97
------------------------------------------------------------------------------
2977  Sweet Spurt Of Youth         75:14    1988  Western Visuals    31-Jan-96
------------------------------------------------------------------------------
1121  Sweet Target                 66:36          Cinderella         07-Sep-94
------------------------------------------------------------------------------
1880  Sweet Treat                  70:19    1990  Fat Dog            30-Jan-95
------------------------------------------------------------------------------
6498  Swimming Pool Orgy D-3318    81:23    1995  Digital Media Grp  06-May-97
------------------------------------------------------------------------------
1397  Swing And Swap #01           71:54          Cinderella         28-Oct-94
------------------------------------------------------------------------------
1391  Swing And Swap #03           69:00          Cinderella         28-Oct-94
------------------------------------------------------------------------------
3363  Swing Into Spring            82:55    1995  Kinky World        30-May-96
------------------------------------------------------------------------------
2851  Swing Shift                  72:24    1989  Pleqasure Produ    08-Dec-95
------------------------------------------------------------------------------
2304  Swinging Sexties             49:31          Global             24-Apr-96
------------------------------------------------------------------------------
6196  T.G.J.C.H.I-Missy            00:00
------------------------------------------------------------------------------
6200  T.G.J.C.H.I. #06 -
       Kim Kitaine                 72:10    1996  Al Borda Video     24-Feb-97
------------------------------------------------------------------------------
5093  T.G.J.C.H.I. - Paisley
       Hunter                     110:17    1996  Al Borda Video     08-Jan-97
------------------------------------------------------------------------------
4630  T.G.J.C.H.l. - Savannah      90:05    1995  Bella Pictures     30-Aug-96
------------------------------------------------------------------------------
3847  T.G.J.C.H.l.-Tammi Ann       89:09    1995  Bella Pictures     16-Jul-96
------------------------------------------------------------------------------
2549  Taija Rae                    72:20    1987  Western Visuals    29-Sep-95
------------------------------------------------------------------------------
0932  Tail For Sale D5004C         71:55    1989  Coastline Films    16-Sep-94
------------------------------------------------------------------------------
0293  Tailgate Party               75:34    1991  Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
1170  Tailgunners                  78:40          Cinderella         22-Oct-94
------------------------------------------------------------------------------
1917  Tailiens                     75:49    1992  Fat Dog            23-Feb-95
------------------------------------------------------------------------------
1854  Tailiens #02                 65:48    1992  Fat Dog            20-Jan-95
------------------------------------------------------------------------------
1919  Tailiens #03                 76:11    1992  Fat Dog            23-Feb-95
------------------------------------------------------------------------------
1568  Tails Of Taija               70:39    1989  Dreamland Ent.     03-Jan-95
------------------------------------------------------------------------------
4658  Tails Of Temptation          84:56                             30-Aug-96
------------------------------------------------------------------------------
4298  Tails of The Orient          75:04          EVN (CDI)          17-Jul-96
------------------------------------------------------------------------------
2867  Tails Of The Town            69:46    1988  Western Visuals    03-Jan-96
------------------------------------------------------------------------------
4319  Tails of the Uncensored
       (Dupe: 2987?)               81:39       0  Fantazy            24-Jul-96
------------------------------------------------------------------------------
,3086 Tails Of Tribeca             86:07    1993  Heatwave           02-Feb-96
------------------------------------------------------------------------------
2858  Tails To Remember            71:33    1992  Heatwave           03-Jan-96
------------------------------------------------------------------------------
2014  Tailspinners #01             87:50    1991  Video Team         23-Feb-95
------------------------------------------------------------------------------
2261  Tailspinners #02             78:08    1991  Video Team         24-May-95
------------------------------------------------------------------------------
1964  Tailspinners #03             72:48    1992  Video Team         23-Feb-95
------------------------------------------------------------------------------
1690  Tailtaggers #101             83:51    1993  Western Visuals    20-Dec-94
------------------------------------------------------------------------------
1688  Tailtaggers #102             84:17    1993  Western Visuals    20-Dec-94
------------------------------------------------------------------------------
2903  Tailz From Da Hood #02       84:50    1995  Avica              06-Feb-96
------------------------------------------------------------------------------
3457  Take It Inside               83:38    1995  Pepper Prod.       23-May-96
------------------------------------------------------------------------------
1484  Take It To The Streets       73:26          Cinderella         18-Nov-94
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2800  Take Me                      86:07    1988                     29-Nov-95
------------------------------------------------------------------------------
0336  Take My Body                 85:53    1988  Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
3118  Take My Wife, Please         73:02    1993  Xcitment Video     16-Feb-96
------------------------------------------------------------------------------
2183  Take the 'A' Train           68:33          Midnight Video     01-May-95
------------------------------------------------------------------------------
3316  Take This Wad And Shove It   83:03    1994  Filmwest           06-May-96
------------------------------------------------------------------------------
2987  Tales Of The Uncensored -
       Three Shor                  81:37          Fanta-Z            19-Jan-96
------------------------------------------------------------------------------
2106  Talk Dirty To Me #01         80:19    1983  Dreamland Ent.     16-Feb-95
------------------------------------------------------------------------------
4243  Talk Dirty To Me #02         72:14    1987  Plum Prod.         10-Feb-97
------------------------------------------------------------------------------
2362  Talk Dirty To Me #03         70:14    1984  Dreamland Ent.     27-Jun-95
------------------------------------------------------------------------------
3366  Talk Dirty To Me #04         72:19    1989  Four Rivers/Visu   23-May-96
------------------------------------------------------------------------------
3368  Talk Dirty To Me #06         79:23    1988  Pachard Prod.      24-May-96
------------------------------------------------------------------------------
3084  Talk Dirty To Me #07         87:59    1989  Dreamland Ent.     16-Feb-96
------------------------------------------------------------------------------
1232  Talk Dirty To Me #09         82:26    1992  Dreamland Ent.     27-Oct-94
------------------------------------------------------------------------------
4968  Talk Dirty to Me #10         82:54    1996  Dreamland Ent.     13-Nov-96
------------------------------------------------------------------------------
3367  Talk Dirty To Me 5           83:38    1986  Dreamland Home     23-May-96
------------------------------------------------------------------------------
4241  Talk Dirty To Me One More
       Time                        75:33    1985  Ricston Producti   17-Jan-97
------------------------------------------------------------------------------
2829  Talking Trash                78:23    1995  Heatwave Entert    29-Nov-95
------------------------------------------------------------------------------
4312  Tamara Lee's Pleasure
       Principles                  76:00    1990  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
6653  Tammi Ann's Just A Girl      72:37    1997  ABV-USA            03-Sep-97
------------------------------------------------------------------------------
1542  Tara                         78:17          Magic Night Vide   21-Nov-94
------------------------------------------------------------------------------
2084  Tasty Treats #04             76:22    1994  Plum Prod.         23-Feb-95
------------------------------------------------------------------------------
6513  Teachers Pet #04            117:00          Digital Media Gro  28-Apr-97
------------------------------------------------------------------------------
2164  Teasers                      88:16    1984  Hollywood Video    23-Sep-94
------------------------------------------------------------------------------
4372  Teenage Games                    0      0   Hollywood Video
------------------------------------------------------------------------------
1792  Temperatures Rising          84:37    1986  Video Team         20-Jan-95
------------------------------------------------------------------------------
5177  Temple Of Poon               86:30    1995  Plush Ent.         03-Dec-96
------------------------------------------------------------------------------
2011  Temptation Eyes              82:47    1991  Video Team         23-Feb-95
------------------------------------------------------------------------------
6123  Temptation Eyes              86:51    1996  La'Mour Producti   24-Feb-97
------------------------------------------------------------------------------
2437  Temptation Of Serenity       75:12    1994  Wicked Pictures    18-Jul-95
------------------------------------------------------------------------------
1564  Temptations                  85:24    1989  Dreamland Ent.     03-Jan-95
------------------------------------------------------------------------------
6492  Teri Diver's Bedtime
       Stories                     83:07    1993  Fat Dog            07-May-97
------------------------------------------------------------------------------
3514  Texas Crude                  81:36    1996  Nitro              25-Sep-96
------------------------------------------------------------------------------
4955  Thalasso - Spa Sex           74:09    1995  Digital Media      05-Nov-96
------------------------------------------------------------------------------
2869  The A Team Returns           74:15    1988  Western Visuals    03-Jan-96
------------------------------------------------------------------------------
2219  The Adventures Of Billy
       Blues                       65:48    1990  Hollywood Video    10-Aug-95
------------------------------------------------------------------------------
1335  The Adventures Of Dick
       Black                       86:30    1987  Dreamland Ent.     31-Oct-94
------------------------------------------------------------------------------
3455  The Adventures Of Mighty
       Man                         72:39          N/A                17-May-96
------------------------------------------------------------------------------
2482  The Adventures Of Nanou-
       Con-fesse                   76:15    1994                     22-Aug-95
------------------------------------------------------------------------------
2785  The Adventures Of Seymore
       Butts                      110:39    1995  Sunshine Films     29-Nov-95
------------------------------------------------------------------------------
1012  The Anal Chronicle           70:23    1991  Coast To Coast     12-Sep-94
------------------------------------------------------------------------------
2794  The Angel In Mr. Holmes      79:53    1988  Western Visuals    29-Nov-95
------------------------------------------------------------------------------
2355  The Animal In Me             77:39    1987  Mirage Video       04-Jul-95
------------------------------------------------------------------------------
4216  The Ass Master                   0
------------------------------------------------------------------------------
4141  The Awakening                87:39    1992
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
------------------------------------------------------------------------------
5218     The Back Doors           77:26     1991 Western Visuals   08-Jan-97
------------------------------------------------------------------------------
1789     The Backway Inn          73:31     1992 Fat Dog           30-Jan-95
------------------------------------------------------------------------------
1853     The Basket Trick         73:00     1993                   08-Aug-94
------------------------------------------------------------------------------
1519     The Beat Goes On         74:14     1986 Bobby Hollander   28-Oct-94
------------------------------------------------------------------------------
4854     The Beaverly Hillbillies 98:07     1996 In-X-Cess Produc  17-Oct-96
------------------------------------------------------------------------------
2381     The Best of Bad Mama
           Jama                   85:52     1991 Video Team        27-Jun-95
------------------------------------------------------------------------------
3133     The Best Of Deidre
           Holland                69:26     1990                   04-Mar-96
------------------------------------------------------------------------------
3447     The Best Of Ona
           Zee's Sex Academy      86:28     1995 Ona Zee Prod.     15-May-96
------------------------------------------------------------------------------
4239     The Best Of Our Bang #15 73:05          Glitz Video       17-Jan-97
------------------------------------------------------------------------------
1872     The Best Of Sean
           Michaels               83:50     1994 Video Team        30-Jan-95
------------------------------------------------------------------------------
1993     The Bet                  80:50     1990 Video Team        02-Mar-95
------------------------------------------------------------------------------
2464     The Bi Chill             86:27     1994 Bi-Line           30-Aug-95
------------------------------------------------------------------------------
1685     The Big Gun              72:53     1990 Cinderella        19-Dec-94
------------------------------------------------------------------------------
3729     The Big One              93:09     1995 Hollywood Video   16-Jul-96
------------------------------------------------------------------------------
0892     The Big Shave            85:15     1993 Pepper Prod.      30-Aug-94
------------------------------------------------------------------------------
1621     The Big Sleazy           81:40          Videodrome        30-Nov-94
------------------------------------------------------------------------------
3117     The Big Stick Up         89:27     1994 Western Visuals   16-Feb-96
------------------------------------------------------------------------------
3043     The Big Switch 3 -
           Bachelor Party         76:30     1991 Catalina          31-Jan-96
------------------------------------------------------------------------------
1553     The Bitch                88:33     1989 Cinderella        18-Nov-94
------------------------------------------------------------------------------
1554     The Bitch Is Back        72:15     1988 Fantasy Home Vi   18-Nov-94
------------------------------------------------------------------------------
0924     The Bite                 69:40     1991 Legend Video      25-Aug-94
------------------------------------------------------------------------------
4646     The Blues                74:12     0    CDI/Video Team    30-Aug-96
------------------------------------------------------------------------------
1924     The Blues #02            75:20     1994 Video Team        02-Mar-95
------------------------------------------------------------------------------
2236     The Bod Squad            87:44     1989 Video Team        24-May-95
------------------------------------------------------------------------------
0949     The Bored Housewife      76:41     1991 Cinderella        01-Aug-94
------------------------------------------------------------------------------
1829     The Boss                 82:14     1993 Video Team        20-Jan-95
------------------------------------------------------------------------------
4345     The Boss                 78:30          Fantazy Ent       25-Jul-96
------------------------------------------------------------------------------
2974     The Bottom Line          79:36     1987 Western Visuals   31-Jan-96
------------------------------------------------------------------------------
0181     The Brazilian Connection 97:32     1988 n
------------------------------------------------------------------------------
2652     The Bride                72:50     1987 Western Visuals   02-Nov-95
------------------------------------------------------------------------------
1914     The British Are Coming   76:04     1993 Zane Ent.         01-Mar-95
------------------------------------------------------------------------------
2600     The Brothel              78:35     1993 Odyssey Group/    08-Sep-95
------------------------------------------------------------------------------
4211     The Burma Road #01       00:00
------------------------------------------------------------------------------
4245     The Burma Road #02      112:20     1994                   24-Jul-96
------------------------------------------------------------------------------
2342     The Bush League #02      74:32     1992 Pearl Necklace V  27-Jun-95
------------------------------------------------------------------------------
2340     The Bush League #10      80:44     1992 Pearl Necklace V  27-Jun-95
------------------------------------------------------------------------------
2427     The Bush League #18      76:34     1993
------------------------------------------------------------------------------
2182     The Butt Sisters Do
           Detroit                77:18     1993 Midnight Film     28-Apr-95
------------------------------------------------------------------------------
2887     The Case Of The Cockney
           Cupcake                81:46     1989 Moonlight Entert  03-Jan-96
------------------------------------------------------------------------------
2643     The Case Of The Crooked
           Cathouse               77:46     1988 Moonlight Entert  02-Nov-95
------------------------------------------------------------------------------
2649     The Case Of The Mad
           Tickler                75:36     1987 Moonlight Entert  02-Nov-95
------------------------------------------------------------------------------
2971     The Case of the Sensuous
           Sinners                77:28     1988 Moonlight Entert  31-Jan-96
------------------------------------------------------------------------------
0820     The Cockateer            68:43     1991 Legend Video      23-Oct-94
------------------------------------------------------------------------------
2314     The Combo                44:38          Global            24-Apr-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
0821     The Come On              73:55     1991 Legend Video      23-Oct-94
------------------------------------------------------------------------------
4824     The Coming Of Nikita    133:12     1995 Elegant Angel     08-Oct-96
------------------------------------------------------------------------------
4215     The Conquest             86:20     1994 Sin City          26-Jul-96
------------------------------------------------------------------------------
1257     The Corner               79:53     1994 Video Team        27-Oct-94
------------------------------------------------------------------------------
1855     The Darkroom             82:50     1994 Video Team        20-Jan-95
------------------------------------------------------------------------------
4989C    The Derenzy Tapes        86:42
------------------------------------------------------------------------------
2127     The Desirous Wife        73:25                            01-May-95
------------------------------------------------------------------------------
XXX      The Devil Made Her Do It 0
------------------------------------------------------------------------------
5100     The Diamond             103:09     1995 Carolyn Monroe    29-Nov-96
------------------------------------------------------------------------------
4218     The Doctor Is In #01    115:23          Nitro Production  11-Nov-96
------------------------------------------------------------------------------
4217     The Doctor Is In #02    114:29     1995                   31-Dec-95
------------------------------------------------------------------------------
4734     The Doctor Is In #03    116:38     1995 Nitro             05-Sep-96
------------------------------------------------------------------------------
0021     The Edge Of Heat #02     86:14     1989 4 Play Prod.      14-Jun-94
------------------------------------------------------------------------------
0022     The Edge Of Heat #03     72:48     1989 4 Play Prod.      14-Jun-94
------------------------------------------------------------------------------
0053     The Edge Of Heat #04     85:00     1989 4 Play Prod.      14-Jun-94
------------------------------------------------------------------------------
0866     The Elixer               66:37          Cinderella        01-Aug-94
------------------------------------------------------------------------------
6239     The Erotic Adventures
           Of "Aladdin X"         84:06     0    In-X-Cess Prod.   03-Mar-97
------------------------------------------------------------------------------
0437     The Exhibitionist        82:00
------------------------------------------------------------------------------
2516     The Fabulous 50 Girls    71:59     1994 Emerald City Pro  30-Aug-95
------------------------------------------------------------------------------
1263     The Face                 84:11     1994 The Face          27-Oct-94
------------------------------------------------------------------------------
1230     The Fantasy Booth        83:42     1995 Ona Zee Prod.     27-Oct-94
------------------------------------------------------------------------------
5311C    The Filthy Rich          00:00
------------------------------------------------------------------------------
1398     The Fine Line            81:54
------------------------------------------------------------------------------
1038     The Fire Down Below      69:06     1992 Cinderella        12-Sep-94
------------------------------------------------------------------------------
2221     The Fluffer              83:04     1993 Fat Dog           01-May-95
------------------------------------------------------------------------------
2213     The Fluffer #02          71:29     1993 Fat Dog           01-May-95
------------------------------------------------------------------------------
2804     The Fury*Cppa            72:25     1993
------------------------------------------------------------------------------
6652     The Girl Just Can't Help
           It #09                 70:31     1997 ABV/USA           03-Sep-97
------------------------------------------------------------------------------
2436     The Girl Next Door #01   77:20     1995 Video Team        02-Aug-95
------------------------------------------------------------------------------
2417     The Girl Next Door #02   74:27     1995 Video Team        02-Aug-95
------------------------------------------------------------------------------
1191     The Girl With The Million
           Dollar Legs            85:30     1994 L.A. Video Corpo  09-Sep-94
------------------------------------------------------------------------------
4401     The Girls of Bel-Air     76:22     1994                   26-Jul-96
------------------------------------------------------------------------------
2441     The Girls Of The "A"
           Team                   80:38     1985 Western Visuals   18-Jul-95
------------------------------------------------------------------------------
0905     The Goddess              75:05     1993 n                 30-Aug-94
------------------------------------------------------------------------------
2657     The Golden Touch         80:05     1995 Wicked Pictures   05-Oct-95
------------------------------------------------------------------------------
1231     The Governess            76:30     1993 Wicked Pictures   27-Oct-94
------------------------------------------------------------------------------
2882     The Great American
           Blonde                 64:03     1987 Western Visuals   03-Jan-96
------------------------------------------------------------------------------
4210     The Great Sex Contest
           #02                    73:25     1989 Las Vegas Video   26-Jul-96
------------------------------------------------------------------------------
6220     The Gypsy                80:55          Nitro             01-Mar-97
------------------------------------------------------------------------------
6263     The Happy Office         80:49          Nitro Prod        04-Apr-97
------------------------------------------------------------------------------
0869     The Hard Line            84:51     1993 Pepper Prod.      14-Aug-94
------------------------------------------------------------------------------
1093     The Hardcore Cafe        70:47     1991                   08-Aug-94
------------------------------------------------------------------------------
4228     The Heat At Summer's
           End (D-917)            89:57     1991 Rosebud Product   03-Dec-96
------------------------------------------------------------------------------
2416     The Heat Is On           81:35     1985 Western Visuals   18-Jul-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
0982     The Honey Mooners        81:39     1989 4 Play Prod.      12-Sep-94
------------------------------------------------------------------------------
0042     The Honeymoon            78:56     1989 4 Play Prod.      14-Jun-94
------------------------------------------------------------------------------
0327     The Hot Lick Cafe        87:53     1989 Double D          14-Jun-94
------------------------------------------------------------------------------
2291     The Howard Sperm Show    73:11     1993 Las Vegas         02-Jun-95
------------------------------------------------------------------------------
1403     The Hunger               75:20     1993 Forbidden         25-Nov-94
------------------------------------------------------------------------------
1965     The Huntress             73:09     1987 Intropics         23-Feb-95
------------------------------------------------------------------------------
0941     The Hustler              71:36     1990 Ebony & Ivory     14-Sep-94
------------------------------------------------------------------------------
2450     The Idol                 89:25     1985 Western Visuals   28-Aug-95
------------------------------------------------------------------------------
4667     The Initiation Of Kylie  72:58     1995 CDI/Video Team    04-Sep-96
------------------------------------------------------------------------------
3238     The Inseminator         107:21     1994 Gee Mann Produ    07-May-96
------------------------------------------------------------------------------
2786     The Intergalactic
           Adventures Of Long     78:04     1995 FHV/Sunshine      29-Nov-95
------------------------------------------------------------------------------
5221     The Journey              85:36     1991 Western Visuals   08-Jan-97
------------------------------------------------------------------------------
4227     The Kiss D3286           76:32     1990 Sin City Video    10-Feb-97
------------------------------------------------------------------------------
3286     The Kiss D4227           69:10     1990 Sin City          01-May-96
------------------------------------------------------------------------------
3015     The Last Anal Hero       88:05          Odyssey Group
------------------------------------------------------------------------------
2103     The Last Condom          78:59     1988 Night Magic       28-Feb-95
------------------------------------------------------------------------------
1092     The Last Girl Scout      71:54     1992                   10-Aug-95
------------------------------------------------------------------------------
6238     The Last Vamp            83:30     1996 In-X-Cess Prod.   03-Mar-97
------------------------------------------------------------------------------
2228     The Look                 70:27     1993 Wicked Pictures   24-Apr-95
------------------------------------------------------------------------------
0091     The Love Mistress        73:16     1989 Western Visuals   14-Jun-94
------------------------------------------------------------------------------
2460     The Love Scene           86:26     1985 Night Magic Vide  22-Aug-95
------------------------------------------------------------------------------
2648     The Lust Portion Of
           Dr. F                  90:02     1986 Western Visuals   02-Nov-95
------------------------------------------------------------------------------
4784     The Luv Bang             62:19     1996 Sin City          17-Oct-96
------------------------------------------------------------------------------
4839     The Madd DP Tea Party    84:09     1994 FilmCo Video      08-Nov-96
------------------------------------------------------------------------------
3967     The Magic Box            82:47     1993                   28-Jul-96
------------------------------------------------------------------------------
1456     The Magic Box - D3967    77:00     1993 Soho Video        03-Jan-95
------------------------------------------------------------------------------
3249     The Mating Game          70:45     1992 Pleasure Produc   23-May-96
------------------------------------------------------------------------------
4740     The Meatman              85:45     1995 Outlaw            23-Aug-96
------------------------------------------------------------------------------
4528     The Mountie              85:31     1995                   01-Aug-96
------------------------------------------------------------------------------
1788     The Natural              76:14     1993 Video Team        30-Jan-95
------------------------------------------------------------------------------
2866     The Night Before         64:20     1987 Western Visuals   03-Jan-96
------------------------------------------------------------------------------
2854     The Night Temptress     105:52    1989 Hustler Adult Vid  03-Jan-96
------------------------------------------------------------------------------
4531     The O.J. Simpson Trial   85:07     1995                   01-Aug-96
------------------------------------------------------------------------------
2514     The One And Only         84:48     1988 LBO               28-Aug-95
------------------------------------------------------------------------------
0899     The Orgy                 69:46          Emerald City      30-Aug-94
------------------------------------------------------------------------------
2083     The Orgy #02             71:54     1993 Emerald City Ent  23-Feb-95
------------------------------------------------------------------------------
2078     The Orgy #03             72:13     1993 Emerald City      02-Mar-95
------------------------------------------------------------------------------
1021     The Other Side Of
           Chelsea                76:24     1992                   07-Oct-94
------------------------------------------------------------------------------
0874     The Other Side Of
           Debbie                 75:41     1991 Coast To Coast    14-Aug-94
------------------------------------------------------------------------------
1486     The Out Of Towner        73:00          Cinderella        18-Nov-94
------------------------------------------------------------------------------
4203     The Penthouse            75:07     1989 Plum Prod.        03-Dec-96
------------------------------------------------------------------------------
4578     The Perfect Girl         62:37          CDI/Pepper        23-Aug-96
------------------------------------------------------------------------------
2452     The Pink Lagoon          90:39     1984 Colectors Vid.    30-Aug-95
------------------------------------------------------------------------------
1073     The Pink Pussycat        88:27     1992 Hustler           31-Oct-94
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1650  The Pleasure Of Innocence    84:19    1984  Night Magic        02-Dec-94
------------------------------------------------------------------------------
4222  The Poetry Of The Flesh -
        Duplicate                  77:46    1993  Pepper Prod.       14-Jan-97
------------------------------------------------------------------------------
4209  The Power and the Passion    84:30    1993                     26-Jul-96
------------------------------------------------------------------------------
2053  The Price Is Right           86:28    1992  Video Team         02-Mar-95
------------------------------------------------------------------------------
4117  The Proposal                 72:10          Hollywood Video    23-Jul-96
------------------------------------------------------------------------------
0945  The Psychics                 72:30    1994  Coast To Coast     14-Aug-94
------------------------------------------------------------------------------
0975  The Pump                     69:54    1991  Coast To Coast     07-Oct-94
------------------------------------------------------------------------------
4235  The Quest                    68:22    1994  Sin City/Paul Nor  14-Jan-97
------------------------------------------------------------------------------
4229  The Reel World #02           81:52    1994  Forbidden Films    14-Jan-97
------------------------------------------------------------------------------
4220  The Reel World #03           74:33    1995  Forbidden Films    09-Apr-97
------------------------------------------------------------------------------
4221  The Reel World #04           72:06    1995  Forbiddden Films;  09-Apr-97
------------------------------------------------------------------------------
2199  The Return Of Johnny Wadd    89:04    1987  Penguin            24-May-95
------------------------------------------------------------------------------
2926  The Romeo Syndrome           71:52    1995  Sin City           03-Jan-96
------------------------------------------------------------------------------
XXX   The Screamer                 0
------------------------------------------------------------------------------
1475  The Seduction Formula        68:37    1990  Fanta-Z/Cinderell  09-Dec-94
------------------------------------------------------------------------------
1991  The Seduction Of Julia Ann   78:23    1993  Video Team         02-Mar-95
------------------------------------------------------------------------------
2089  The Seduction Of Lana Shore  73:07    1984                     01-May-95
------------------------------------------------------------------------------
0373  The Sensuous Detective       00:00
------------------------------------------------------------------------------
1992  The Sex Scientist            75:37    1993  Fat Dog            23-Feb-95
------------------------------------------------------------------------------
2052  The Sexual Zone              70:08    1989  Executive Vid. In  23-Feb-95
------------------------------------------------------------------------------
2082  The Slut D4223               71:08    1988  Fantasy/Cinder     02-Mar-95
------------------------------------------------------------------------------
4223  The Slut D2082               70:47    1988  Pachard Product    14-Jan-97
------------------------------------------------------------------------------
4741  The Sodomizer                83:54    1995  Sin City           24-Sep-96
------------------------------------------------------------------------------
1815  The Spectacle                68:44    1991  Intropics          20-Jan-95
------------------------------------------------------------------------------
2231  The Star                     77:51    1991  Hollywood Video    01-May-95
------------------------------------------------------------------------------
2940  The Starlet                  65:17    1991  Plum Prod.         16-Jan-96
------------------------------------------------------------------------------
3285  The Starlet                  66:48    1995  Sin City           01-May-96
------------------------------------------------------------------------------
4451  The Stranger                 87:03          Bella Pictures     25-Jul-96
------------------------------------------------------------------------------
5219  The Stranger Beside Me       80:17    1991  Western Visuals    08-Jan-97
------------------------------------------------------------------------------
1014  The Streets Of New York
        #01                       114:47    1993                     07-Oct-94
------------------------------------------------------------------------------
1569  The Streets of New York
        #03                       108:41    1995  Rick Savage        08-Aug-94
------------------------------------------------------------------------------
2245  The Streets of New York
        #04                       109:00    1994  Pleasure Produc    01-May-95
------------------------------------------------------------------------------
4231  The Strip                    76:59    1992  Sin City           14-Jan-97
------------------------------------------------------------------------------
5292C The Suduction Of Tessa       00:00          Colmax Prod.
------------------------------------------------------------------------------
4202  The Tempest                  82:23    1993  Sin City           30-Jun-96
------------------------------------------------------------------------------
1182  The Three Muskatitties       82:05    1994                     08-Aug-94
------------------------------------------------------------------------------
2999  The Tunnel of Lust           70:04    1993  Las Vegas Video    19-Jan-96
------------------------------------------------------------------------------
0084  The Ultimate O               74:58    1986  Now Showing        14-Jun-94
------------------------------------------------------------------------------
4768  The Usual Anal Suspects      85:29    1996  Coast To Coast     24-Sep-96
------------------------------------------------------------------------------
6277  The Virgin Hotline           92:31    1996  Klimaxxx/Liquid    04-Apr-97
------------------------------------------------------------------------------
0823  The Vision                   66:49    1991  Legend Video       23-Oct-94
------------------------------------------------------------------------------
4825  The Voyeur                  121:23    1994  John Leslie Prod.  08-Oct-96
------------------------------------------------------------------------------
4821  The Voyeur #03              119:40    1995  John Leslie Prod.  08-Oct-96
------------------------------------------------------------------------------
4224  The Wanderer                 70:09    1995  Cinderella         06-Jun-96
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
3483  The Watering Hole            76:20    1995  Hollywood Video    24-May-96
------------------------------------------------------------------------------
1430  The Way We Were              73:13    1990  Cinderella         28-Oct-94
------------------------------------------------------------------------------
0845  The Wild And The Innocent    78:53          Coast To Coast     06-May-94
------------------------------------------------------------------------------
3085  The Wild Breed               75:04    1995  Sin City           02-Feb-96
------------------------------------------------------------------------------
2758  The Wild Party               92:17    1992  Pleasure Produc    11-Dec-95
------------------------------------------------------------------------------
1805  The X Factor                 86:23    1984
------------------------------------------------------------------------------
1807  The X Factor #02             75:31    1991  Hollywood Video    20-Jan-95
------------------------------------------------------------------------------
0665  The Young And The Wrestling  73:00                             08-Aug-94
------------------------------------------------------------------------------
1584  The Young And The Wrestling
        #02                        75:59    1989                     08-Aug-94
------------------------------------------------------------------------------
1370  Thighs And Dolls             79:17          Rocotillo Pepper   17-Nov-94
------------------------------------------------------------------------------
4552  Thin Ice                     83:06    1996  Ona Zee Prod.      23-Aug-96
------------------------------------------------------------------------------
2251  Things Change My First Time  80:27    1993  Cal Vista          24-May-95
------------------------------------------------------------------------------
4342  This Buns for You            74:54    1989  Fantazy Ent        24-Jul-96
------------------------------------------------------------------------------
XXX   This Girl Is Freaky          00:00
------------------------------------------------------------------------------
0825  This Year's Blonde           72:16    1990  Legend Video       23-Oct-94
------------------------------------------------------------------------------
0139  Those Lynn Girls             89:51          Western Visuals    14-Jun-94
------------------------------------------------------------------------------
2996  Three Daughters**CPPA       108:58    1986
------------------------------------------------------------------------------
1907  Three For All                69:46    1988                     08-Feb-95
------------------------------------------------------------------------------
4757  Three Hearts                 87:30    1995  Coast To Coast     20-Sep-96
------------------------------------------------------------------------------
4339  Three Men and a Barbi        78:52          Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
3001  Three Men And A Geisha       78:12    1990  Hollywood Video    19-Jan-96
------------------------------------------------------------------------------
XXX   Three Men And A Hooker       00:00
------------------------------------------------------------------------------
0051  Three Way Action #02        116:54    1991  N/A                14-Jun-94
------------------------------------------------------------------------------
2121  Three Wives                  77:33    1993  Video Team         22-Mar-95
------------------------------------------------------------------------------
0358 Three's A Crowd               76:00          Hollywood Video    23-Sep-94
------------------------------------------------------------------------------
0734  Thrill Seekers               68:36          Rosebud Prod.      01-Jun-94
------------------------------------------------------------------------------
2413  Thrill Street Blues          85:35    1985  Western Visuals    18-Jul-95
------------------------------------------------------------------------------
5255  Throbbing Threesomes         60:04    0     Rod Suction        08-Jan-97
------------------------------------------------------------------------------
4304  Thru The Walls               71:36    1990  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
4831  Thunder Road                 75:49    1995  Sin City           20-Sep-96
------------------------------------------------------------------------------
1588  Thy Neighbours Wife          83:10          Dreamland Ent.     03-Jan-95
------------------------------------------------------------------------------
4207  Tia's Holiday Gang Bang      73:10          Hollywood Video    23-Jul-96
------------------------------------------------------------------------------
4233  Ticket To Ride               70:13    1989  Las Vegas Video    12-Nov-96
------------------------------------------------------------------------------
4225  Tiffany Minx Affair          84:23    1992  Forbidden Films    06-Jun-96
------------------------------------------------------------------------------
4205  Tight Ends In Motion         75:56    1993  Total Video Prod   03-Dec-96
------------------------------------------------------------------------------
1860  Tight Pucker                 80:54    1992  Bad Girls          03-Jan-95
------------------------------------------------------------------------------
6042  Tight Spot                  117:54    1996  Western Visuals    28-Jan-97
------------------------------------------------------------------------------
6064  Tinsel Town Tails            82:32    1995  Notorious Produ    28-Jan-97
------------------------------------------------------------------------------
4841  Tireus De Nympho             80:14          Turbo Film         08-Nov-96
------------------------------------------------------------------------------
4236  Tit City                     81:05    1993  Sin City           14-Jan-97
------------------------------------------------------------------------------
4219  Tit for Tat                  84:23    1993                     30-Jun-96
------------------------------------------------------------------------------
1541  Tit Lust #01                 72:43          L.A. Prod.         28-Oct-94
------------------------------------------------------------------------------
0090  Tit Tails                    72:22    1990  Filmco Releasing   01-Jun-94
------------------------------------------------------------------------------
0128  Tit Tales #02                85:34          n                  14-Jun-94
------------------------------------------------------------------------------

                               MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
0008  Tit Tales #03 -
        (Long Version) D0062       78:54    1991  Filmco/Loretta St  01-Jun-95
------------------------------------------------------------------------------
1407  Tit Tales #04                76:23    1993  Filmco             25-Nov-94
------------------------------------------------------------------------------
3081  Titallation #02              83:29    1990  Night Magic        05-Feb-96
------------------------------------------------------------------------------
4246  Titanic Orgy                146:23    1995  Pepper Prod.       03-Dec-96
------------------------------------------------------------------------------
0319  Titillation                  80:19    1982  N/A                14-Jun-94
------------------------------------------------------------------------------
4359  Titty Bar                    77:25    1993  CDI/S.Canterbur    26-Jul-96
------------------------------------------------------------------------------
3458  Titty Bar #02                72:38    1995  Legend Video       23-May-96
------------------------------------------------------------------------------
2086  Titty Slickers               69:49    1994                     14-Aug-95
------------------------------------------------------------------------------
0135  Titty Titty Bang Bang        87:29    1992  Filmco Releasing   01-Jun-94
------------------------------------------------------------------------------
4772  Titty Troop**CPPA            77:26    1995  Coast-To-Coast     24-Sep-96
------------------------------------------------------------------------------
1603  To Shave Or Shave Not        79:55    1994  Pepper Pussy Sh    19-Dec-94
------------------------------------------------------------------------------
1388  Tobianna - Gang Bang Fantasy 74:52    1993  Filmco             25-Nov-94
------------------------------------------------------------------------------
4900  Tokyo Blue #06               0
------------------------------------------------------------------------------
4901  Tokyo Blue #07               0
------------------------------------------------------------------------------
4903  Tokyo Blue #08               0
------------------------------------------------------------------------------
2433  Tomi Knockers                77:51    1994  Coast To Coast     11-Aug-95
------------------------------------------------------------------------------
2135  Tongue And Cheek             80:57    1994  Legend
------------------------------------------------------------------------------
1649  Too Naughty To Say No        74:41    1984  Night Magic        20-Dec-94
------------------------------------------------------------------------------
5346C Too Naughty To Say No        0
------------------------------------------------------------------------------
5261  Tools Of The Trade           82:41    1990  WVI                20-Feb-97
------------------------------------------------------------------------------
4959  Top Model                    86:42    1995  Sin City           11-Nov-96
------------------------------------------------------------------------------
4349  Topless Brain Surgeons       82:27    1996  CDI/S.Canterbur    26-Jul-96
------------------------------------------------------------------------------
4318  Topless Stewardesses         72:34    1991  CDI/S.Canterbur    25-Jul-96
------------------------------------------------------------------------------
5332C Torie Welles Is Vogue        00:00          Vidco
------------------------------------------------------------------------------
0988  Total Reball                 75:04    1992  Coast To Coast     07-Oct-94
------------------------------------------------------------------------------
1714  Totally Tastless #01         81:56    1994  Totally Tastless   30-Nov-94
------------------------------------------------------------------------------
0322  Touch Me                     79:00          Hollywood Classi   14-Jun-94
------------------------------------------------------------------------------
2097  Touch Me In The Morning      75:00    1982  Night Magic        31-Jan-95
------------------------------------------------------------------------------
2279  Toutes Premieres Fois        55:55
------------------------------------------------------------------------------
2945  Toys                         86:19    0     Dolly Buster       16-Jan-96
------------------------------------------------------------------------------
2644  Toys 4 Us                    70:57    1987  Western Visuals    02-Nov-95
------------------------------------------------------------------------------
2467  Toys Bi Us                   72:07    1993  Bi-Line            30-Aug-95
------------------------------------------------------------------------------
0115  Toys Not Boys - Slut-O-Rama  91:48
------------------------------------------------------------------------------
0126  Toys Not Boys 2 - The Milk
        Shake                      88:31          Filmco             01-Jun-94
------------------------------------------------------------------------------
1622  Tracy And The Bandit         82:15    1987  Videodrome         30-Nov-94
------------------------------------------------------------------------------
2689  Tracy, Sex And Sun           69:47          Storyboard         05-Dec-95
------------------------------------------------------------------------------
1552  Trampire                     70:36          Fantazy Ent.       25-Jul-96
------------------------------------------------------------------------------
2239  Tranche de Vice              64:53    1991                     27-Mar-95
------------------------------------------------------------------------------
4946  Trannie and the Professor    78:07    1995  Plush Ent./Blue C  05-Nov-96
------------------------------------------------------------------------------
6562  Transcont'I Debutantes #01   86:53    1994  In-X-Cess Produc   08-May-97
------------------------------------------------------------------------------
6520  Transcont'l Debutantes #02   73:00    1995  In-X-Cess Prod.    01-May-97
------------------------------------------------------------------------------
1089  Transitions                  76:17    1993                     08-Aug-94
------------------------------------------------------------------------------
4945  Transsexual Gameshow         56:04    1996  Plush Ent./Blue C  05-Nov-96
------------------------------------------------------------------------------
2235  Treasure Box                 81:11    1993  Penguin            24-May-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2998     Treasure Chest           75:02     1994                    19-Jan-96
------------------------------------------------------------------------------
1847     Tres Riche               85:13     1986 Classic Editions   20-Jan-95
------------------------------------------------------------------------------
0846     Trick Tracy #01          86:57     1990 Coast To Coast     06-May-94
------------------------------------------------------------------------------
0844     Trick Tracy #02          84:38     1990
------------------------------------------------------------------------------
0992     Trick Tracy - Tracy
           Loves Dick             77:18     1990 Coast To Coast     07-Oct-94
------------------------------------------------------------------------------
5207     Triple "X" #08           00:00          Odyssey Group
------------------------------------------------------------------------------
4247     Triple Play #05          68:34     1992                    24-Jul-96
------------------------------------------------------------------------------
4008     Triple Play #37          84:00     1994                    16-Jul-96
------------------------------------------------------------------------------
2877     Triple Treat             70:31     1993 Heatwave           03-Jan-96
------------------------------------------------------------------------------
6202     Triple X #02            103:05     1995 Milcap Publishin   26-Jun-97
------------------------------------------------------------------------------
6203     Triple X #03             91:55     1995 Odyssey Group      08-Apr-97
------------------------------------------------------------------------------
6208     Triple X #04             95:44     1996 Odyssey Group      24-Feb-97
------------------------------------------------------------------------------
6204     Triple X #05            104:28     1996 N/A                24-Feb-97
------------------------------------------------------------------------------
5186     Triple X #06             83:19     1995 Milcap Media       03-Dec-96
------------------------------------------------------------------------------
5193     Triple X #07             95:32     1995 Milcap Media       14-Jan-97
------------------------------------------------------------------------------
5206     Triple X #09             84:43     1995 Odyssey Group      14-Jan-97
------------------------------------------------------------------------------
6126     Triple X #10             84:41     1995 Milcap Media       20-Feb-97
------------------------------------------------------------------------------
6102     Triple X #11             83:25     1996 Milcap Media       24-Feb-97
------------------------------------------------------------------------------
AAXX     Triple X #12             83:18     1996 Odyssey Group
------------------------------------------------------------------------------
6229     Triple X #13            102:25     1996 Odyssey Group      01-Mar-97
------------------------------------------------------------------------------
6092     Triple X #14             93:34     1996 Private Media      20-Feb-97
------------------------------------------------------------------------------
6208     Triple X #4              91:34     1995 Odyssey Group      27-Jun-97
------------------------------------------------------------------------------
2592     Trisexual Encounters #01 54:08     1992 Pleasure product   05-Oct-95
------------------------------------------------------------------------------
2596     Trisexual Encounters #02 54:30     1992 Pleasure Produc    05-Oct-95
------------------------------------------------------------------------------
3311     Trisexual Encounters #06 57:13                             02-May-96
------------------------------------------------------------------------------
3310     Trisexual Encounters #07 61:10                             02-May-96
------------------------------------------------------------------------------
4206     Tropical Taboo           72:41     1995 Hollywood Video    23-Jul-96
------------------------------------------------------------------------------
2623     Trou Du Cul En Fleurs    82:48          Europix            30-Aug-95
------------------------------------------------------------------------------
2400     Trou Du Cul Trafic       77:30     1994 Veronique LeFay    29-Jun-95
------------------------------------------------------------------------------
0260     Trouble                  75:00          n                  14-Jun-94
------------------------------------------------------------------------------
1617     Trous D'amour            72:58     0    Fantas             20-Jan-95
------------------------------------------------------------------------------
2368     Truck Stop Angel         77:18     1994 Coast To Coast     27-Jun-95
------------------------------------------------------------------------------
2838     True Blue                77:26     1989 Down Under Pro     02-Nov-95
------------------------------------------------------------------------------
1716     True Sin                 71:58     1990 Plum Prod.         19-Dec-94
------------------------------------------------------------------------------
4201     Truth And Bare           72:28     1991 Las Vegas Video    12-Nov-96
------------------------------------------------------------------------------
0915     Truth Laid Bare          76:19     1993 Zane Ent.          25-Aug-94
------------------------------------------------------------------------------
0847     Tug Of Love              82:00          Coast To Coast     06-May-94
------------------------------------------------------------------------------
1851     Tunnel Of Love           85:12     1986 Classic Edition Vi 20-Jan-95
------------------------------------------------------------------------------
0908     Tush                     73:54     1992 Zane Ent.          25-Aug-94
------------------------------------------------------------------------------
3036     TV Nation #02            77:08     1994 Heat Wave          02-Feb-96
------------------------------------------------------------------------------
2820     TV Parties Tonight       68:25          Heatwave Entert    29-Nov-95
------------------------------------------------------------------------------
3132     Twice A Virgin           80:15     1983                    04-Mar-96
------------------------------------------------------------------------------
2989     Twice As Nice            76:32     1989 Vidway             31-Jan-96
------------------------------------------------------------------------------
1048     Twilight                 69:17     1992 Zane Ent.          31-Oct-94
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
6518     Twilight #01 - Call A
           Girl                   87:10     1994 Snatch Prod.       28-Apr-97
------------------------------------------------------------------------------
6512     Twilight #02             86:33     1994 Snatch Prod.       28-Apr-97
------------------------------------------------------------------------------
2642     Twilight Moans           68:08     1986
------------------------------------------------------------------------------
1827     Twin Action              78:05     1993                    01-Feb-95
------------------------------------------------------------------------------
1273     Twin Cheeks #03          70:04     1991 Cinderella         05-Nov-94
------------------------------------------------------------------------------
0993     Twin Cheeks #04          69:20     1991 Cinderella         05-Nov-94
------------------------------------------------------------------------------
0808     Twin Freaks              73:31     1992 Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
2042     Twin Peaks               66:09     1991 Pleasure Prod.     08-Feb-95
------------------------------------------------------------------------------
1560     Twin Peeks               83:24     1991 Dreamland Ent.     03-Jan-95
------------------------------------------------------------------------------
0049     Twin Peeks               71:51     1993 Elite Visuals      28-Oct-94
------------------------------------------------------------------------------
2449     Twins                    73:35     1986 Western Visuals    28-Aug-95
------------------------------------------------------------------------------
3284     Twisted Sisters          84:34     1988 Zane Ent.          04-Apr-96
------------------------------------------------------------------------------
1433     Twister                  67:55
------------------------------------------------------------------------------
3513     Twists Of The Heart      81:39     1995 Nitro              25-Sep-96
------------------------------------------------------------------------------
6506     Two Can Chew             75:05     1995 Fat Dog            06-May-97
------------------------------------------------------------------------------
2139     Two In The Bush          76:02     1991 Executive Vid Inc  10-Mar-95
------------------------------------------------------------------------------
0427     Two Into One 2           55:31     1991
------------------------------------------------------------------------------
5259     Two Janes                73:30     1990                    20-Feb-97
------------------------------------------------------------------------------
6250     Two Lays In The Valley   82:01     1996 Cinderella         04-Apr-97
------------------------------------------------------------------------------
0922     Two Of A Kind            70:18     1991 Zane Ent.          25-Aug-94
------------------------------------------------------------------------------
1758     Two Sisters              84:15     1993 Bad Girl           03-Jan-95
------------------------------------------------------------------------------
0749     Two Women                79:17     1992 Rosebud Prod.      01-Jun-94
------------------------------------------------------------------------------
1852     UFO Tracker              86:52     1994 Habanero Peppe     20-Jan-95
------------------------------------------------------------------------------
2909     Ultimate Orgy #02        72:53     1992 Sin City           03-Jan-96
------------------------------------------------------------------------------
2923     Ultimate Orgy #03        74:31     1992 Glitz Video        03-Jan-96
------------------------------------------------------------------------------
6641     Ultimate Swimming Pool
           Orgy                   59:57     0                       03-Sep-97
------------------------------------------------------------------------------
3234     Ultra Kinky #01         111:03     1994 Meter              23-Apr-96
------------------------------------------------------------------------------
3195     Ultra Kinky #02         116:57     1992 Metro Video 199    06-Mar-96
------------------------------------------------------------------------------
0052     Ultra Milk Maids         71:40     1995 4 Play Prod.       14-Jun-94
------------------------------------------------------------------------------
4261     Un Italiano Tutto Solo
           A Praga                77:20     1996 Ona Zee Prod.      30-Jun-96
------------------------------------------------------------------------------
3193     Un Movimento weekend di
           sesso                  86:37          O'Global Vision    04-Apr-96
------------------------------------------------------------------------------
6061     Unbridled Lust           79:30     1995 VPN                28-Jan-97
------------------------------------------------------------------------------
2008     Unchain My Heart         74:41     1989 Coast To Coast     18-Feb-95
------------------------------------------------------------------------------
2210     Uncle Roy's Amtr Home
           Vid #05                72:15     1992 Visual Images      01-May-95
------------------------------------------------------------------------------
2208     Uncle Roy's Amtr Home
           Vid #09                76:37     1992 Visual Images      01-May-95
------------------------------------------------------------------------------
2343     Uncle Roy's Amtr Home
           Vid #11                75:40     1992 Visual Images      21-Jul-95
------------------------------------------------------------------------------
2209     Uncle Roy's Amtr Home
           Vid #18                74:56     1993 Visual Images      01-May-95
------------------------------------------------------------------------------
2207     Uncle Roy's Amtr Home
           Vid #19                75:18     1993 Visual Images      01-May-95
------------------------------------------------------------------------------
4681     Uncut Jewel              72:19     1995                    04-Sep-96
------------------------------------------------------------------------------
4951     Under The Cum-Cum Tree   84:44     1996 Plush Ent./Blue C  05-Nov-96
------------------------------------------------------------------------------
5296C    Undercover               00:00
------------------------------------------------------------------------------
4305     Undercover Carol         65:57     1990 Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
5340C    Undressed Rehersal       0              Vidco
------------------------------------------------------------------------------
4728     Unfaithful Entry         73:41     1992 CDI/Dreamland E    07-Oct-96
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
4574     Unforgettable            77:51     1992 Hollywood Video    23-Aug-96
------------------------------------------------------------------------------
1189     Uniform Behavior         85:50     1989 Zane Ent.          04-Aug-95
------------------------------------------------------------------------------
4857     Unknown. Deleted Frm DB
           By Tony                0         0
------------------------------------------------------------------------------
4855     Unknown. Deleted Frm DB
           By Tony                0         0
------------------------------------------------------------------------------
4094     Unknown. Deleted Frm DB
           By Tony                0         0
------------------------------------------------------------------------------
2404     Unknown. Deleted Frm DB
           By Tony                0         0
------------------------------------------------------------------------------
2201     Unknown. Deleted Frm DB
           By Tony                0         0
------------------------------------------------------------------------------
3979     Unknown. Deleted Frm DB
           By Tony                0         0
------------------------------------------------------------------------------
3988     Unknown. Deleted Frm DB
           By Tony                0         0
------------------------------------------------------------------------------
2799     Unknown. Deleted Frm DB
           By Tony                0         0
------------------------------------------------------------------------------
0299     Unlike A Virgin          75:40     1991 Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
2651     Unnatural Phenomenon     72:51     1986 Western Visuals    02-Nov-95
------------------------------------------------------------------------------
4760     Unplugged                87:43     1994 Coast To Coast     24-Sep-96
------------------------------------------------------------------------------
1032     Unrefined                74:50     1993 Coast To Coast     12-Sep-94
------------------------------------------------------------------------------
0870     Unsolved D.Ps            81:45     1990 Pepper Prod.       14-Aug-94
------------------------------------------------------------------------------
0296     Untamed                  84:10          Hollywood Classi   14-Jun-94
------------------------------------------------------------------------------
0345     Unveil My Love           75:00          Hollywood Video    23-Sep-94
------------------------------------------------------------------------------
6054     Unzipped                 00:00          Western Visuals
------------------------------------------------------------------------------
1904     Up Against It            82:17     1993 Zane Ent.          01-Mar-95
------------------------------------------------------------------------------
2526     Up And Cummers #01      134:48     1993 Erotica West       18-Oct-95
------------------------------------------------------------------------------
2527     Up And Cummers #02      137:26          Erotica West       18-Oct-95
------------------------------------------------------------------------------
2528     Up And Cummers #03      136:15     1993                    18-Oct-95
------------------------------------------------------------------------------
2562     Up And Cummers #04      139:44     1993                    18-Oct-95
------------------------------------------------------------------------------
2529     Up And Cummers #05      137:30     1993 Erotica West       18-Oct-95
------------------------------------------------------------------------------
6537     Up And Cummers #07      137:33     1994 Randy West Prod    15-May-97
------------------------------------------------------------------------------
6533     Up And Cummers #08      133:22     1994 Randy West Prod    15-May-97
------------------------------------------------------------------------------
6535     Up And Cummers #09      138:38     1994 Randy West Prod    15-May-97
------------------------------------------------------------------------------
6538     Up And Cummers #10      138:25     1994 Randy West Prod    15-May-97
------------------------------------------------------------------------------
6540     Up and Cummers #11      136:03     1994 Randy West Prod    06-May-97
------------------------------------------------------------------------------
6541     Up and Cummers #12      138:03     1994 Randy West Prod    06-May-97
------------------------------------------------------------------------------
6564     Up And Cummers #13      138:48     1994 Randy West Prod    15-May-97
------------------------------------------------------------------------------
6563     Up And Cummers #14      137:58     1994 Randy West Prod    15-May-97
------------------------------------------------------------------------------
6546     Up And Cummers #15      138:50     1995 Randy West Prod    15-May-97
------------------------------------------------------------------------------
6545     Up And Cummers #16      138:07     1995 Randy West Prod    15-May-97
------------------------------------------------------------------------------
6544     Up And Cummers #17      138:14     1995 Randy West Prod    15-May-97
------------------------------------------------------------------------------
6543     Up And Cummers #18      137:11     1995 Randy West Prod    15-May-97
------------------------------------------------------------------------------
6542     Up And Cummers #19      130:32     1995 Randy West Prod    15-May-97
------------------------------------------------------------------------------
6536     Up And Cummers #33      138:03     1996 Randy West Prod    15-May-97
------------------------------------------------------------------------------
3489     Up And Cummers 6        139:37     1994                    27-May-96
------------------------------------------------------------------------------
4262     Up and Cumming Executive 88:23     1993 Total Video Prod   14-Jan-97
------------------------------------------------------------------------------
1783     Up The Ying Yang         89:36     1994 Coast To Coast     20-Jan-95
------------------------------------------------------------------------------
4771     Up The Ying Yang #02     82:04     1995 Coast To Coast     24-Sep-96
------------------------------------------------------------------------------
1667     Up To No Good            79:56          Home Video         09-Dec-94
------------------------------------------------------------------------------
0959     Up Up And Away           82:40
------------------------------------------------------------------------------

                              MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
0809  Uptown Girl                  80:28    N/A
------------------------------------------------------------------------------
1041  Used Cars                    71:12    1990  Cinderella         12-Sep-94
------------------------------------------------------------------------------
2080  User Friendly                70:10    1992  Video Team         18-Feb-95
------------------------------------------------------------------------------
3056  V.S.O.P. Upstairs And
        Downtairs                  60:22    1995                     19-Jan-96
------------------------------------------------------------------------------
0971  Valerie En Septieme Ciel     76:01          Ron King           14-Sep-94
------------------------------------------------------------------------------
5098  Valerie Puts Out- S'offre
        A Toi                      95:48    1995  Digital Media      29-Nov-96
------------------------------------------------------------------------------
4257  Valleys Of The Moon          85:53    1991  Sin City           14-Jan-97
------------------------------------------------------------------------------
1658  Vanessa Maid In Manhatten    82:48
------------------------------------------------------------------------------
2220  Vanity                      180:07    1991  Hollywood Video    01-May-95
------------------------------------------------------------------------------
1465  Vegas #02                    73:34    1992  Cinderella         04-Nov-94
------------------------------------------------------------------------------
1466  Vegas #03 - Let It Ride      71:37    1990  Cinderella         04-Nov-94
------------------------------------------------------------------------------
1467  Vegas #04 - Joker's Wild     71:41    1990  Cinderella         04-Nov-94
------------------------------------------------------------------------------
1468  Vegas #05                    71:33    1990  Cinderella         04-Nov-94
------------------------------------------------------------------------------
4258  Venditore De Sagni           93:07                             24-Jul-96
------------------------------------------------------------------------------
1208  Venus                        67:42    1994  Cinderella         05-Nov-94
------------------------------------------------------------------------------
1759  Venus Of The Nile            82:09    1991  Bad Girls          03-Jan-95
------------------------------------------------------------------------------
0587  Veronique L'Audacieuse
        Hotesse                    70:00          Trasocean Intern   01-Jun-94
------------------------------------------------------------------------------
4249  Viaggio Well Erotismo Del
        Xxsecolo                   81:14    1996  Ona Zee Prod.      23-Jul-96
------------------------------------------------------------------------------
1918  Vice Versa                   72:20    1992  Fat Dog            23-Feb-95
------------------------------------------------------------------------------
1589  Victoria And Company        115:41          Dreamland Ent.     03-Jan-95
------------------------------------------------------------------------------
1018  Victoria With An A           84:28    1992  Frank Marino       07-Oct-94
------------------------------------------------------------------------------
1769  Victorias Secret Life        82:30    1992  Bad Girls          03-Jan-95
------------------------------------------------------------------------------
5191  Video Adventures of Peeping
        Tom                        56:06    0     The Stone Group    03-Sep-97
------------------------------------------------------------------------------
5024  Video Adventures Of Peeping
        Tom #02                   109:56          Odyssey Group      19-Nov-96
------------------------------------------------------------------------------
4253  Video Incontri #10           56:39                             18-Jul-96
------------------------------------------------------------------------------
4252  Video Incontri #11           60:25    0     Midnight Prod.     31-Dec-95
------------------------------------------------------------------------------
4251  Video Incontri #12           56:52    1991                     31-Dec-95
------------------------------------------------------------------------------
4256  Video Incontri #18           59:16          N/A                26-Jul-96
------------------------------------------------------------------------------
4497  Video Incontri Privati #01   58:38    0                        01-Aug-96
------------------------------------------------------------------------------
4498  Video Incontri Privati #02   60:49    0                        01-Aug-96
------------------------------------------------------------------------------
4422  Video Incontri Privati #03   60:49    0                        26-Jul-96
------------------------------------------------------------------------------
4491  Video Incontri Privati #04   59:29                             01-Aug-96
------------------------------------------------------------------------------
4496  Video Incontri Privati #06   61:39                             01-Aug-96
------------------------------------------------------------------------------
4250  Video Incontri Privati #07   56:54    1995  N/A                09-Apr-97
------------------------------------------------------------------------------
3072  Video Incontri Privati #18   59:15    1994  Antares            31-Jan-96
------------------------------------------------------------------------------
2463  Video Virgins #18           119:30    1995  New Sensations     30-Aug-95
------------------------------------------------------------------------------
6584  Video Virgins #20           111:12    1995  Plush Ent./New S;  07-Jun-97
------------------------------------------------------------------------------
6573  Video Virgins #28           112:38    1996  Plush Ent./New S   05-Jun-97
------------------------------------------------------------------------------
6574  Video Virgins #29           112:43    1996  Plush Ent./New S,  05-Jun-97
------------------------------------------------------------------------------
6578  Video Virgins #31           110:23    1996  Plush Ent./New S   05-Jun-97
------------------------------------------------------------------------------
6579  Video Virgins #32           117:30    1996  Plush Ent./New S   05-Jun-97
------------------------------------------------------------------------------
6580  Video Virgins #33           118:32    1996  Plush Ent./New S   05-Jun-97
------------------------------------------------------------------------------
1737  Video Voyeur                 86:20    1988  Video Team         30-Jan-95
------------------------------------------------------------------------------
1820  Video Voyeur #02             80:17    1988  Video Team         20-Jan-95
------------------------------------------------------------------------------

                              MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2540  Vieilles Salopes A Defoncer  75:01    1990  Europix            30-Aug-95
------------------------------------------------------------------------------
5050  Viet - Tran                  74:00          LBO entertainme    21-Nov-96
------------------------------------------------------------------------------
3120  Viola Video 103-Anal
        Detective                  87:59    1995  Pearl Necklace V   29-Feb-96
------------------------------------------------------------------------------
3121  Viola Video 104 - Miss
        France To Visit            83:22    1995  Pearl Necklace V   29-Feb-96
------------------------------------------------------------------------------
XXX   Violation De Domiciles       0
------------------------------------------------------------------------------
3059  VIP Magazine #01            119:02    0                        19-Jan-96
------------------------------------------------------------------------------
2777  VIP Magazine #02 - Made
        In Sweden                 110:50    0     Scan VIP           11-Dec-95
------------------------------------------------------------------------------
4254  Virgin Busters               73:33                             31-Dec-95
------------------------------------------------------------------------------
3780  Virgin Killers - The
        Fresh Kill -               80:07    0                        03-Jul-96
------------------------------------------------------------------------------
3615  Virgin Killers - The
        Killing Spree -            77:42    1995                     02-Jul-96
------------------------------------------------------------------------------
1550  Virgin Spring                69:15    1991  Cinderella         18-Nov-94
------------------------------------------------------------------------------
2457  Virgin**CPPA                 77:24    1993
------------------------------------------------------------------------------
0142  Virtual Reality              71:30    1993  Emerald City Ent.  14-Jun-94
------------------------------------------------------------------------------
3164  Visions                      84:56    1991  Erotic Angel/Mid,  25-Mar-96
------------------------------------------------------------------------------
3162  Visions #02                  72:34    1995  Jaro Video         25-Mar-96
------------------------------------------------------------------------------
4701  Visions Of Desire            77:08    1993  Hollywood Video    05-Sep-96
------------------------------------------------------------------------------
3210  Visions Of Desire Duplicate  75:56    1994  Dreamland Ent.     13-Mar-96
------------------------------------------------------------------------------
5021  Visions Of Seduction         80:37    1994  Sin City           19-Nov-96
------------------------------------------------------------------------------
4490  Viziose                      87:42    1995  Ona Zee Prod.      01-Aug-96
------------------------------------------------------------------------------
1577  Volupte Anale                86:12    1993  Movie Star         09-Dec-94
------------------------------------------------------------------------------
3114  Voodoo Lust                  97:52    1989  Pure Class Prod.   16-Feb-96
------------------------------------------------------------------------------
1655  Voyeur                       72:55    1985  Night Magic Vide   20-Dec-94
------------------------------------------------------------------------------
4820  Voyeur #02                   121:53   1994  Evil Angel/John L  07-Oct-96
------------------------------------------------------------------------------
4815  Voyeur #04                   126:04   1995  Evil Angel/John L  07-Oct-96
------------------------------------------------------------------------------
4817  Voyeur #05                   122:51   1995  Evil Angel/John L  07-Oct-96
------------------------------------------------------------------------------
0914  Voyeur Video                 68:41    1992  Zane Ent.          25-Aug-94
------------------------------------------------------------------------------
2653  VR 69                        83:08    1995                     05-Oct-95
------------------------------------------------------------------------------
2151  WACS                         66:29    1992  Plum Prod.         23-Sep-94
------------------------------------------------------------------------------
4278  Wad gobblers #03             72:12    1995  Glitz Video        31-Dec-95
------------------------------------------------------------------------------
3781  Wadgobblers #01              74:07    0                        03-Jul-96
------------------------------------------------------------------------------
4007  Wadgobblers #02              74:02                             16-Jul-96
------------------------------------------------------------------------------
4270  Wadgobblers #04              72:49          Glitz Video        31-Dec-95
------------------------------------------------------------------------------
4272  Wadgobblers #05              73:01    1993  Glitz Video        31-Dec-95
------------------------------------------------------------------------------
4273  Wadgobblers #06              74:24          Glitz Video        31-Dec-95
------------------------------------------------------------------------------
4269  Wadgobblers #07              75:40          Glitz Video        31-Dec-95
------------------------------------------------------------------------------
4279  Wadgobblers #08              74:12          Glitz Video        31-Dec-95
------------------------------------------------------------------------------
4271  Wadgobblers #09              73:23    1993  Glitz Video        31-Dec-95
------------------------------------------------------------------------------
4275  Wadgobblers #10              71:25          Glitz Video        31-Dec-95
------------------------------------------------------------------------------
4387  Wadgobblers #11              69:13                             26-Jul-96
------------------------------------------------------------------------------
4276  Wadgobblers #12              71:48    1995  Glitz Video        31-Dec-95
------------------------------------------------------------------------------
4277  Wadgobblers #13              70:24    1995  Glitz Video        31-Dec-95
------------------------------------------------------------------------------
1209  Walk On The Wild Side        80:25    1988  Cinderella         05-Nov-94
------------------------------------------------------------------------------
0810  Walking Small                72:19    1992  Zane Ent.          01-Jun-94
------------------------------------------------------------------------------
1899  Wall To Wall #22            115:25    1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------

                              MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE               RUN TIM   YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
1337  Wall To Wall #23            120:34          Western Visuals    27-Oct-94
------------------------------------------------------------------------------
1733  Wall To Wall #24            114:41    1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1732  Wall To Wall #26            116:30    1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1728  Wall To Wall #27            118:49    1991
------------------------------------------------------------------------------
1726  Wall To Wall #30            115:07
------------------------------------------------------------------------------
1724  Wall To Wall #34            116:35    1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1734  Wall To Wall #35            103:54    1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1738  Wall To Wall #36            111:12    1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1740  Wall To Wall #37            109:33    1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1739  Wall To Wall #38            110:11    1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1742  Wall To Wall #39            115:43    1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
1729  Wall To Wall #40            115:05    1991  Western Visuals    11-Jan-95
------------------------------------------------------------------------------
0597  War Of The Hoses             74:16          Nightlight Expres  01-Jun-94
------------------------------------------------------------------------------
3461  Warm And Pink                78:27    1995  Frank Marino       24-May-96
------------------------------------------------------------------------------
6632  Warsaw Wadd Gobblers         81:02    1995  Plush Ent./Tour d  25-Jul-97
------------------------------------------------------------------------------
1637  Washington DP                82:05    0     Jalapeno Pepper    19-Dec-94
------------------------------------------------------------------------------
5080  Water Worked                 79:51    1995  Al Borda Product   08-Jan-97
------------------------------------------------------------------------------
0958  Waterbabies                  81:20    1992  Coast To Coast     14-Aug-94
------------------------------------------------------------------------------
0964  Waterbabies #02              74:01    1993  Coast To Coast     14-Aug-94
------------------------------------------------------------------------------
5002  Waves Of Passion             70:59    1993  N/A                24-Feb-97
------------------------------------------------------------------------------
1201  We're No Angels              82:11    1991  Cinderella         05-Nov-94
------------------------------------------------------------------------------
2753  Wedding Night                82:29    1991  Scand VIP Video    05-Dec-95
------------------------------------------------------------------------------
2789  Wee Wee's Big Misadventure   71:30    1991  FHV/Sunshine       29-Nov-95
------------------------------------------------------------------------------
6032  Weekend In Campagna          80:36          Casanova Prod.     28-Jan-97
------------------------------------------------------------------------------
3041  Welcome To The Hotel
        Transylvania               72:53    1990  Four Play          31-Jan-96
------------------------------------------------------------------------------
3042  Welcome To The Hotel
        Transylvania #0            72:53    1990  Four Play          31-Jan-96
------------------------------------------------------------------------------
4350  Welcome to the Jungle        74:38    1989  Fantazy Ent        26-Jul-96
------------------------------------------------------------------------------
0923  Welcum To My Face            83:05    1991  Zane Ent.          25-Aug-94
------------------------------------------------------------------------------
XXX   Wenches                      0              CDI/Video Team
------------------------------------------------------------------------------
1248  West Side Tori               85:27    1990  Night Magic Vide   27-Oct-94
------------------------------------------------------------------------------
2319  Western Nights              107:08    1994  Wicked Pictures    01-May-95
------------------------------------------------------------------------------
6157  Wet 'n' Slippery             87:40    1996  Western Visuals    24-Feb-97
------------------------------------------------------------------------------
6195  Wet And Wicked               73:07    1994  Pretty Kitty Prod  21-Feb-97
------------------------------------------------------------------------------
6197  Wet Daydreams                67:40    1995  X-Citement Video   24-Feb-97
------------------------------------------------------------------------------
4355  Wet Dream on Elm Street      84:46    1990  Fantazy Ent        26-Jul-96
------------------------------------------------------------------------------
0843  Wet Fingers                  74:20          Coast To Coast     06-May-94
------------------------------------------------------------------------------
1697  Wet Memories                 80:56    1993  Western Visuals    20-Dec-94
------------------------------------------------------------------------------
4450  Wet N' Wicked                60:49    1995  Bella Pictures     25-Jul-96
------------------------------------------------------------------------------
4360  Wet Nurses                   77:22    1994  CDI/S.Canterbur    26-Jul-96
------------------------------------------------------------------------------
4541  Wet Nurses #02               83:13    1996  CDI/S.Canterbur    09-Aug-96
------------------------------------------------------------------------------
1561  Wet Paint                    76:49    1990  Dreamland Ent.     03-Jan-95
------------------------------------------------------------------------------
2093  Wet Tails                    63:32    1989                     01-May-95
------------------------------------------------------------------------------
4405  Whackers                     85:06    1995                     26-Jul-96
------------------------------------------------------------------------------
6276  What Are You In The Dark?    88:42    1996  Klimaxxx Prod.     04-Apr-97
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2324  What Got Grandpa
       Hard / Smokers             73:49     1994  Global             24-Apr-96
------------------------------------------------------------------------------
2973  What's Love Got To
       Do With It?                77:15     1989  Western Visuals    31-Jan-96
------------------------------------------------------------------------------
6101  What's That Smell?          69:39     1996
------------------------------------------------------------------------------
6206  What's That Stink?          71:19     1996  Al Borda Video     04-Apr-97
------------------------------------------------------------------------------
3077  When Love Comes To Town     72:45     1989  Lascaux & Pink L   19-Jan-96
------------------------------------------------------------------------------
0073  When Sex Was Dirty #01      79:15     1991  Filmco Releasing   01-Jun-94
------------------------------------------------------------------------------
0065  When Sex Was Dirty #02      81:53     1991
------------------------------------------------------------------------------
0069  When Sex Was Dirty #03      68:50     1991  Loretta Sterling   01-Jun-94
------------------------------------------------------------------------------
0070  When Sex Was Dirty #04      70:56     1991  Loretta Sterling   01-Jun-94
------------------------------------------------------------------------------
0071  When Sex Was Dirty #05      70:14     1991  Loretta Sterling   01-Jun-94
------------------------------------------------------------------------------
0074  When Sex Was Dirty #06      69:24     1991  Loretta Sterling   01-Jun-94
------------------------------------------------------------------------------
4765  Where The Girls Play        84:42     1992  Coast To Coast     24-Sep-96
------------------------------------------------------------------------------
4306  Where There's Smoke
       There's Fire               69:57     1994  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
6613  While The Cats Away         73:00     1996  Pussy Juice Prod   19-Jun-97
------------------------------------------------------------------------------
6582  Whispered Lies             119:22     1995  Ona Zee/L.B.O.E    07-Jun-97
------------------------------------------------------------------------------
2517  Whispered Lies             119:14     1994
------------------------------------------------------------------------------
4780  Whispers                    80:26     1992  Hollywood Video    07-Oct-96
------------------------------------------------------------------------------
0944  White Anglo Saxon
       Prostitute                 71:29     1992  Coast To Coast     14 Aug-94
------------------------------------------------------------------------------
4511  White Bitches In Heat       66:39     1995                     01-Aug-96
------------------------------------------------------------------------------
4266  White Boys & Black Bitches  72:47     1995  Rose Bud Prod.     10-Feb-97
------------------------------------------------------------------------------
1943  White Chicks Can't Hump     71:59     1993  Fat Dog            23-Feb-95
------------------------------------------------------------------------------
2386  White Men Can't Hump        68:57     1993  Coast To Coast     20-Jun-95
------------------------------------------------------------------------------
4789  Who Framed Ginger Grant?    72:40     1989  Coast To Coast     17-Oct-96
------------------------------------------------------------------------------
4354  Who Reamed Rosie Rabbit     73:25     1989  Fantazy Ent        26-Jul-96
------------------------------------------------------------------------------
4303  Who Reamed Rosie Rabbit #02 75:09     1989  Fantazy Ent        25-Jul-96
------------------------------------------------------------------------------
2373  Who Shaved Lynn Lemay       82:35     1989  Executive Video    17-Jul-95
------------------------------------------------------------------------------
2371  Who Shaved Trinity Loren    81:05     1988  Executive Video    17-Jul-95
------------------------------------------------------------------------------
2899  Whomp! There She Is!        88:55     1993  Avica              16-Feb-96
------------------------------------------------------------------------------
5092  Whore'n                    112:40     1996  Al Borda Video     08-Jan-97
------------------------------------------------------------------------------
6192  Whore-Derves                84:58     1996  Outlaw Productio   21-Feb-97
------------------------------------------------------------------------------
4274  Whoreo                      79:16     1995  Bella Pictures     31-Dec-95
------------------------------------------------------------------------------
4926  Why Gents Prefer Blondes    86:54           Hollywood Video    14-Nov-96
------------------------------------------------------------------------------
1023  Wicked                      70:25     1992                     07-Oct-94
------------------------------------------------------------------------------
2660  Wicked As She Seems         84:22     1994                     05-Oct-95
------------------------------------------------------------------------------
1006  Wicked Fasination           70:28     1991  CB's Private Coll  12-Sep-94
------------------------------------------------------------------------------
3227  Wicked One                  85:45     1995  Wicked Pictures    23-Apr-96
------------------------------------------------------------------------------
4726  Wicked Sensations           78:31     1980  CDI/Dreamland      07-Oct-96
------------------------------------------------------------------------------
1567  Wicked Sensations #02       83:25     1989  Dreamland Ent.     03-Jan-95
------------------------------------------------------------------------------
2659  Wicked Ways #01            102:18     1994  Jams Prod.         05-Oct-95
------------------------------------------------------------------------------
3450  Wicked Ways #02            109:49     1994  Wicked Pictures    06-May-96
------------------------------------------------------------------------------
2351  Wicked Whispers             79:18     1994  Cal Vista          21-Jul-95
------------------------------------------------------------------------------
3452  Wicked Wish                 73:09     1993  Legend             06-May-96
------------------------------------------------------------------------------
4569  Wicked Woman                79:37     1993  Hollywood Video    23-Aug-96
------------------------------------------------------------------------------
2017  Wild & Wicked #02           82:02     1991  Video Team         02-Mar-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2016  Wild & Wicked #03           73:16     1993  Video Team         02-Mar-95
------------------------------------------------------------------------------
1874  Wild & Wicked #04           61:38     1994  Video Team         30-Jan-95
------------------------------------------------------------------------------
4617  Wild & Wicked #05           75:57     1995  CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
4619  Wild & Wicked #06-Caught
       Looking                    73:19     1995  CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
3579  Wild Cum Craving Girls     108:31           Odyssey Group      25-Jul-96
------------------------------------------------------------------------------
3586  Wild Cum Craving
       Girls #02                 116:32           Odyssey Group      26-Jul-96
------------------------------------------------------------------------------
3604  Wild Cum Craving
       Girls #03                 111:11     1992  n                  25-Jul-96
------------------------------------------------------------------------------
3554  Wild Cum Craving
       Girls #04                 115:31                              06-Sep-96
------------------------------------------------------------------------------
0188  Wild Fire                   77:03     1990  EVN - Erotic Vide  14-Jun-94
------------------------------------------------------------------------------
1866  Wild In Motion              75:18     1993                     11-Jan-95
------------------------------------------------------------------------------
0666  Wild Innocence              74:07     1993
------------------------------------------------------------------------------
1016  Wild Innocence              74:07     1992  Pleasure Prod.     07-Oct-94
------------------------------------------------------------------------------
4762  Wild Ones                   86:00     1996  Coast To Coast     20-Sep-96
------------------------------------------------------------------------------
1307  Wild Thing                  70:10     1991  Cinderella         17-Nov-94
------------------------------------------------------------------------------
2346  Wild Things #04             73:36     1994  Cal Vista          27-Jun-95
------------------------------------------------------------------------------
4374  Wild Weekend                87:20     1984  Hollywood Video    23-Jul-96
------------------------------------------------------------------------------
6237  Wild Widow                  95:44        0  Nitro              03-Mar-97
------------------------------------------------------------------------------
0324  Wild Wild Chest             83:45     1990  Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
1790  Wild Women                 115:06     1990  Bad Girl Video     03-Jan-95
------------------------------------------------------------------------------
2654  Wildcats                    73:22     1995  Wicked Pictures    05-Oct-95
------------------------------------------------------------------------------
5176C Wilder At Heart             00:00           Plush Ent.         03-Dec-96
------------------------------------------------------------------------------
2444  Wildfire                    67:13     1990  Erotic Video Net   22-Jun-95
------------------------------------------------------------------------------
2805  Willie Wanker And The
       Fudge Making F             82:04     1994  Cinderella         29-Nov-95
------------------------------------------------------------------------------
3169  Willie Wanker at The
       Sushi Bar                  85:25     1995  Fat Dog            25-Mar-96
------------------------------------------------------------------------------
3012  Winter Heat                 71:31     1994  Midnight/Sex Kitt  03-Jan-96
------------------------------------------------------------------------------
2132  Wire Desire                 75:17     1990                     01-May-95
------------------------------------------------------------------------------
5263  Witches are Bitches**
       Content Review             81:59
------------------------------------------------------------------------------
1384  Witching Hour               76:06           Forbidden          03-Jan-95
------------------------------------------------------------------------------
3090  With A Wiggle In Her Walk   80:33        0  Western Visuals    31-Jan-96
------------------------------------------------------------------------------
0295  With Love From Ashlyn       85:29     1991  Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
4368  With Love From Ginger       83:35           Hollywood Video    26-Jul-96
------------------------------------------------------------------------------
4367  With Love From Susan        87:15     1990  Hollywood Video    26-Jul-96
------------------------------------------------------------------------------
2096  With The Devil In Her Rear  79:44     1992
------------------------------------------------------------------------------
2185  Within and Without You      77:34     1993  Wicked Pictures    24-Apr-95
------------------------------------------------------------------------------
2844  Witness For The
       Penetration #01            75:35     1994  Pepper Prod.       29-Nov-95
------------------------------------------------------------------------------
2843  Witness For The
       Penetration #02            76:35     1994  Pepper Prod.       29-Nov-95
------------------------------------------------------------------------------
4460  Wok & Roll                  72:02     1993  EVN (CDI)          25-Jul-96
------------------------------------------------------------------------------
5313C Woman In Love                   0
------------------------------------------------------------------------------
6666  Woman Of Means              80:50
------------------------------------------------------------------------------
0298  Women In Need               85:05           Hollywood Video    14-Jun-94
------------------------------------------------------------------------------
2049  Women Who Love Men And
       Men Who L                  76:12     1994  Fat Dog            23-Feb-95
------------------------------------------------------------------------------
0827  Wonderlust                      0
------------------------------------------------------------------------------
6100  Wood Clinic                 79:00     1995  VPN                24-Feb-97
------------------------------------------------------------------------------
2255  Working Stiffs              71:25     1993  Fat Dog            02-Jun-95
------------------------------------------------------------------------------

                             MASTER DATA BASE

------------------------------------------------------------------------------
MOVIE #       TITLE              RUN TIM    YEAR      PRODUCER      ENTRY DATE
------------------------------------------------------------------------------
2474  World Cup - Cicciolina e
       Moana "Mondi               79:24     1994  Tibbins Internati  08-Sep-95
------------------------------------------------------------------------------
1890  Worst Porn Movie Ever Made  74:55     1994                     05-Jan-95
------------------------------------------------------------------------------
0160  Worthy Women                80:43     1990  All Worlds Video   14-Jun-94
------------------------------------------------------------------------------
2941  WPINK TV #02                82:11     1986  Paradise Visuals   19-Jan-96
------------------------------------------------------------------------------
2146  WPINK TV #04                74:16     1993  Patti Productions  28-Feb-95
------------------------------------------------------------------------------
0895  WPINK TV #05                75:00     1993
------------------------------------------------------------------------------
6668  Writers Block               79:49     1997  Klimaxxx Prod.     28-Aug-97
------------------------------------------------------------------------------
1913  Wrong Arm Of The Law        84:05     1988  Zane Ent.          01-Mar-95
------------------------------------------------------------------------------
0824  Wrong Women                 73:20     1991  Legend Video       23-Oct-94
------------------------------------------------------------------------------
5247C X Dreams                    86:43     1989
------------------------------------------------------------------------------
2133  Xcitement-The Movie         77:13     1993                     01-May-95
------------------------------------------------------------------------------
4921  XXX Master                  80:20     1996  Tight Ends Produ   13-Nov-96
------------------------------------------------------------------------------
2070  Yank Fest                   70:47     1994  Fat Dog            23-Feb-95
------------------------------------------------------------------------------
2358  Yank My Doodle, It's A
       Dandy                      84:23     1985  Gold Medal Editi   10-Jul-95
------------------------------------------------------------------------------
3026  Yankee Rose                 76:08     1995  Legend             03-Jan-96
------------------------------------------------------------------------------
2411  Yankee Seduction**Rape      91:21     1985
------------------------------------------------------------------------------
2163  Yellow Fever                88:13     1984                     01-May-95
------------------------------------------------------------------------------
2056  Yellow Serrano #03         113:08     1993  Pepper Prod.       23-Feb-95
------------------------------------------------------------------------------
2064  Yellow Serrano #04         113:04     1993  Pepper Prod.       23-Feb-95
------------------------------------------------------------------------------
2065  Yellow Serrano #05         114:07     1994  Pepper Prod.       23-Feb-95
------------------------------------------------------------------------------
2821  Yo, Yo, Yo                  86:58     1994  Heat Wave Entert   29-Nov-95
------------------------------------------------------------------------------
6063  You Assed For It            74:48        0  Notorious Produ    28-Jan-97
------------------------------------------------------------------------------
0927  You Bet Your Buns           90:56     1993  Zane Ent.          16-Sep-94
------------------------------------------------------------------------------
4621  You Go, Girl                84:24     1995  CDI/Video Team     30-Aug-96
------------------------------------------------------------------------------
4454  Young & Innocent                0        0  Hollywood Video
------------------------------------------------------------------------------
4471  Young & Naughty *CPPA           0        0  Hollywood Video
------------------------------------------------------------------------------
2478  Young And Restless          72:13     1983                     08-Sep-95
------------------------------------------------------------------------------
6155  Young Buns #02              00:00
------------------------------------------------------------------------------
4331  Young Girls No. 1               0        0  CDI
------------------------------------------------------------------------------
6631  Young Nurses in Lust        76:51     1994  Ona Zee            25-Jul-97
------------------------------------------------------------------------------
2541  Young Nurses In Lust**Cppa  76:47     1994
------------------------------------------------------------------------------
4280  Yum, Yum, I Love Cum       111:27     1995  Blue Coral Prod.   30-Jun-96
------------------------------------------------------------------------------
0811  Zane's World                75:09     1992  August West        23-Oct-94
------------------------------------------------------------------------------
4957  Zeduzione - Seduction
       Italiano                   73:46        0  Digital Media      05-Nov-96
------------------------------------------------------------------------------
4281  Zena's Gang Bang                0        0  Hollywood Video
------------------------------------------------------------------------------

                              SCHEDULE 7.2(a)

                       COMBINED FINANCIAL STATEMENTS


                                [attached]

                               [LETTERHEAD]

To the Director of
 1043133 Ontario Inc.
 Fifth Dimension Communication (Barbados) Inc.
 Merlin Sierra Inc.
250 Don Reid Drive
Ottawa, Ontario
K1H 8P5

As requested by the directors of 1043133 Ontario Inc., Fifth Dimension Communications (Barbados) Inc. and Merlin Sierra Inc., we report that adjusted pre-tax income for the year ended March 31, 1997 was $2,755,297. The determination of adjusted pre-tax income is set out in the attached schedule. The adjustments to the pre-tax income reported in the audited combined financial statements of the three companies have been made in accordance with the letter of intent between New Frontier Media, Inc. and 1043133 Ontario Inc., Fifth Dimension Communications (Barbados) Inc., and Merlin Sierra Inc. dated April 14, 1997 except for items o), p), q), r), s) and t) which were not specifically listed.

Our audit of the combined financial statements for the year ended March 31, 1997 was not directed to the determination of adjusted pre-tax income or the specific adjustments to reported pre-tax income on the combined financial statements. We also have not audited the companies financial statements or the period subsequent to March 31, 1997. We have not performed an audit of and, accordingly, do not express an opinion on the amount of adjusted pre-tax income referred to in the preceding paragraph. The compliance of the adjustments with the criteria established in the letter of intent is the responsibility of management of the companies. Our procedures were limited to the agreement or the price adjustments to the general ledger accounts of the companies.

It is understood that this report is to be used solely for computing the purchase price pursuant to the aforementioned letter of intent and is not to be referred to or distributed to any person not a member of management of 1043133 Ontario Inc., Fifth Dimension Communications (Barbados) Inc., Merlin Sierra Inc. or New Frontier Media Inc.

If you have any questions please do not hesitate to contact us.


Yours sincerely,

ERNST & YOUNG
------------------------------
S.R. (Steve) Pittman/
Mylene N. Levac-Wolf

                                   [LETTERHEAD]

                 FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
                  1043313 ONTARIO INC., AND MERLIN SIERRA INC.


List of Adjustments to net income from operations before tax:    1997        1996
                                                                 ----        ----
(a) add-back of salaries and benefits paid to Douglas Duncan,
    Stuart Duncan, Dan Bender, and Nina Frid which in the
    aggregate are in excess of $200,000 CDN;                    234,031     96,712

(b) add-back of salaries and benefits, and termination costs related to Judith Christou, Richard Latham and Nina Frid,
    and termination costs related to other employees;            84,783     33,811

(c) an adjustment so that the average monthly cost of movies
    is reduced to US $75,000;                                    41,888          0

(d) add-back of amounts paid to VTV and expenses in the
    accounts of an Adult Company;                                     0          0

(e) add-back of amounts paid to lawyers in connection
    with this and previous acquisitions and proposed
    acquisitions of or by the Adult Companies or any of them
    (including the acquisition of Merlin Sierra Inc.);           21,294      5,356

(f) add-back of the amount (if any) by which the transponder costs incurred in January 1997 exceeded the average monthly
    transponder costs over the preceding 3 months;                    0          0

(g) add-back of promotional, entertainment and other costs
    related to the corporate suite at the Corel
    Centre in Ottawa;                                            78,980     18,795

(h) add-back of payments made to Jeff Gold, Galaxy
    Communications International Inc. and Surmount Inc.
    which payments have been expensed in the accounts
    of 5DB;                                                     305,982    281,923

(i) add-back of all costs related to the Valley Center office including rent paid to Dan Bender and salaries and
    termination allowances paid to staff of such office;        415,727    150,008

(j) add-back of automobile lease payments made on behalf of
    Douglas Duncan and Stuart Duncan;                             5,670          0

(k) add-back of payments made to RocketSoft Inc. for services
    provided by Denis Dagernais;                                 17,182          0

(l) add-back of interest paid on Best Bank loan (regarding
    Merlin Sierra Inc.);                                         10,848      2,820

(m) add-back of payments made to On-line Enterprises and
    Jack Michaelson;                                              9,000          0

(n) add-back of AT&T telephone penalty for not meeting
    contractual commitment;                                           0          0

(o) add-back of write off of advances to parent companies
    considered uncollectible for audit purposes;                 20,141     91,217

(p) add-back of amortization of lump sum payments made to
    Starcom or 401-1 January, 1995 and capitalized for audit
    purposes;                                                   202,899    243,478

(q) Loss on investment in shares;                               220,000          0

(r) Amounts paid to Fred Pantalone during his training period
    with Judith Christou, as well as termination costs;           6,317          0

(s) Other litigation costs; and                                  80,057     42,283

(t) Other expenses incurred in connection with this and
    previous acquisitions and proposed acquisitions of or by
    the Adult Companies or any of them (including the
    acquisition of Merlin Sierra Inc.).                           1,349      7,934
                                                              ---------  ---------
Total Adjustments                                             1,756,148    974,337

Pre-tax income to March 31                                      999,148  2,007,640
                                                              ---------  ---------

Adjusted pre-tax income to March 31                           2,755,296  2,981,977
                                                              ---------  ---------
                                                              ---------  ---------

                              ---------------------------------------------

                              COMBINED FINANCIAL STATEMENTS

                              FIFTH DIMENSION
                              COMMUNICATIONS (BARBADOS) INC.,
                              1043133 ONTARIO INC. AND
                              MERLIN SIERRA INC.

                              March 31, 1997 and 1996







                              [LOGO]

------------------------------------------------------------------------------

                              AUDITORS' REPORT

------------------------------------------------------------------------------

To the Directors of
Fifth Dimension Communications (Barbados) Inc.,
1043133 Ontario Inc. and Merlin Sierra Inc,

We have audited the combined balance sheet of Fifth Dimension Communications (Barbados) Inc., 1043133 Ontario Inc. and Merlin Sierra Inc. as at March 31, 1997 and 1996 and the combined statements of income and retained earnings and cash flows for the year then ended. These combined financial statements are the responsibility of the companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these combined financial statements present fairly, in all material respects, the financial position of the companies as at March 31, 1997 and 1996 and the results of their operations and the changes in their financial position for the years then ended in accordance with generally accepted accounting principles accepted in the United States.



                                   ERNST & YOUNG
Ottawa, Canada,                    -----------------------------------
June 27, 1997.                     Chartered Accountants

--------------------------------------------------------------------------------
Fifth Dimension Communications (Barbados) Inc,
1043133 Ontario Inc., Merlin Sierra Inc. [NOTE 1]

                               COMBINED BALANCE SHEETS
--------------------------------------------------------------------------------
As at March 31

                                                              1997     1996
                                                               $         $
--------------------------------------------------------------------------------
                                                              [U.S. DOLLARS]
ASSETS
Current
Cash                                                         642,466     615,559
Accounts receivable - net allowance for doubtful
  accounts of $1,450 (1996 - $59,530)[NOTE 6]              3,014,470   2,325,217
Film exhibition rights                                       525,765     651,442
Inventory                                                         --      11,409
Transponder deposits                                         200,000     150,000
Deferred income taxes                                             --      71,500
Prepaid expenses                                             282,883     623,756
--------------------------------------------------------------------------------
                                                           4,665,584   4,448,883
Non-current portion of film exhibition rights                222,566      11,493
Restricted investments - at cost [NOTE 3]                    691,492     825,449
Investment in shares                                              --     220,000
Capital assets - net (NOTE 4)                                348,463     400,259
--------------------------------------------------------------------------------
                                                           5,928,105   5,906,084
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Bank loan (NOTE 5]                                            35,128      98,958
Accounts payable and accrued charges [NOTE 6]              1,481,055   1,766,385
Income taxes payable [NOTE 10]                               382,082     408,744
Deferred subscription revenue                              1,720,810   2,075,337
--------------------------------------------------------------------------------
                                                           3,619,075   4,349,424
--------------------------------------------------------------------------------
Shareholder's equity
Capital stock [NOTE 8]                                           272         272
Retained earnings                                          2,308,758   1,556,388
--------------------------------------------------------------------------------
                                                           2,309,030   1,556,660
--------------------------------------------------------------------------------
                                                           5,928,105   5,906,084
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES

--------------------------------------------------------------------------------
Fifth Dimension Communications (Barbados) Inc,
1043133 Ontario Inc,, Merlin Sierra Inc,

                            COMBINED STATEMENTS OF INCOME
                                AND RETAINED EARNINGS
--------------------------------------------------------------------------------
Year ended March 31

                                                           1997        1996
                                                             $           $
--------------------------------------------------------------------------------
                                                           [U.S. DOLLARS]
Sales [NOTE 6]                                           15,044,139  12,223,731
Cost of sales [NOTE 6]                                    9,560,847   6,317,438
--------------------------------------------------------------------------------
Gross profit                                              5,483,292   5,906,293
Expenses - schedule [NOTE 6]                              4,264,144   3,898,653
--------------------------------------------------------------------------------
Net income from operations                                1,219,148   2,007,640
Loss on investment in shares                                220,000          --
--------------------------------------------------------------------------------
                                                            999,148   2,007,640
--------------------------------------------------------------------------------
Provision for (recovery of) income taxes
    - Current                                                30,350    (113,563)
    - Deferred                                               71,500     (71,500)
--------------------------------------------------------------------------------
                                                            101,850    (185,063)
--------------------------------------------------------------------------------
Net income for the year                                     897,298   2,192,703
Retained earnings (deficit) - beginning of year           1,556,388    (636,315)
--------------------------------------------------------------------------------
                                                          2,453,686   1,556,388
Dividends paid                                              144,928          --
--------------------------------------------------------------------------------
Retained earnings, end of year                            2,308,758   1,556,388
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES

------------------------------------------------------------------------------

Fifth Dimension Communications (Barbados) Inc.
1043133 Ontario Inc., Merlin Sierra Inc.

                         COMBINED STATEMENTS OF CHANGES
                             IN FINANCIAL POSITION

------------------------------------------------------------------------------

Year ended March 31

                                                     1997          1996
                                                       $             $
------------------------------------------------------------------------------
                                                       [U.S. Dollars]

Cash provided from (used in)

OPERATING ACTIVITIES
Net income for the year                             897,298     2,192,703

Items not affecting cash -
  Amortization of capital assets                    120,347       144,398
  Amortization of film exhibition rights            931,637       776,758
  Loss on investment in shares                      220,000            --
  Deferred income taxes                              71,500       (71,500)
Net change in operating components
    of working capital                             (936,660)     (821,184)
------------------------------------------------------------------------------
                                                  1,304,122     2,221,175
------------------------------------------------------------------------------

INVESTING ACTIVITIES
Investment in shares                                     --      (220,000)
Purchases of capital assets                         (74,682)     (144,108)
Sales of capital assets                               6,131        11,893
Transfers of capital assets to related company           --       567,373
(Advances to) repayments from,
  Teletheatre Plus Inc.                             718,432      (718,432)
Purchases of film exhibition rights              (1,017,033)     (904,121)
(Purchase) redemption of restricted
  investments                                       133,957       (22,135)
------------------------------------------------------------------------------
                                                   (233,195)   (1,429,530)
------------------------------------------------------------------------------

FINANCING ACTIVITIES
Capital stock                                            --           100
Dividends                                          (144,928)           --
Net change in accounts receivable and
 accounts payable, related companies               (835,262)     (398,661)
------------------------------------------------------------------------------
                                                   (980,190)     (398,561)
------------------------------------------------------------------------------

Increase in cash equivalents for the year            90,737       393,084
Cash equivalents - beginning of year                516,601       123,517
------------------------------------------------------------------------------
Cash equivalents - end of year                      607,338       516,601
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Cash equivalents is comprised of:
Cash                                                642,466       615,559
Bank loan                                           (35,128)      (98,958)
------------------------------------------------------------------------------
                                                    607,338       516,601
------------------------------------------------------------------------------
------------------------------------------------------------------------------

See accompanying notes

------------------------------------------------------------------------------

Fifth Dimension Communications (Barbados) Inc.
1043133 Ontario Inc., Merlin Sierra Inc.

                         NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------

March 31, 1997


1. BASIS OF PRESENTATION

These financial statements present the combined assets, liabilities, revenues and expenses of Fifth Dimension Communications (Barbados) Inc. and 1043133 Ontario Inc. for the years ended March 31, 1997 and 1996 and those of Merlin Sierra Inc., from February 1, 1996, the date of acquisition to March 31, 1996 and the year ended March 31, 1997.

The three companies carry on complimentary but different businesses related to the broadcasting of movies to subscribers by satellite and cable. Fifth Dimension Communications (Barbados) Inc. is incorporated under the laws of Barbados. 1043133 Ontario Inc. is incorporated under the laws of the Province of Ontario in Canada and Merlin Sierra Inc. is incorporated under the laws of the State of California in the United States. None of the three companies own shares in the other companies.

These combined financial statements have been prepared by management in accordance with generally accepted accounting principles in the United States applied on a consistent basis and are presented in United States dollars. They have been prepared in connection with a proposed sale of the combined business of the three companies as expressed in a letter of intent dated
April 14, 1997.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVENTORY

Inventory is recorded at the lower of cost and net realizable value.

FILM EXHIBITION RIGHTS

Rights to exhibit films are recorded at cost and are amortized on a straight-line basis over the period of the contract, which is normally twenty-four months.

INVESTMENT IN SHARES

The investment in shares, originally recorded at cost has been accounted for by the equity basis.

------------------------------------------------------------------------------

Fifth Dimension Communications (Barbados) Inc.
1043133 Ontario Inc., Merlin Sierra Inc.

                         NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------

March 31, 1997


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

CAPITAL ASSETS

Capital assets are initially recorded at cost and amortized over their estimated useful lives. Furniture and fixtures are being amortized on the diminishing balance basis at a rate of 20% per year. Automobiles and computers are being amortized on the diminishing balance basis at a rate of 30% per year. Leaseholds and the telephone system are amortized on a straight line basis over the five year term of the realty lease. Software is amortized at a 100% rate.

REVENUE RECOGNITION

Revenue from sales of television movie subscriptions from three to twelve months is recognized on a monthly basis over the term of the subscription.

FOREIGN EXCHANGE

Assets and liabilities denominated in currencies other than United States dollars are translated at exchange rates in effect at the balance sheet date. Revenue and expense items are translated at average rates of exchange for the year. Translation gains and losses are included in the determination of earnings.

3. RESTRICTED INVESTMENTS

Restricted investments consist of short-term marketable securities and deposits recorded at cost held as collateral by the financial institutions providing merchant credit card service to 1043133 Ontario Inc.

4. CAPITAL ASSETS

                                         1997                    1996
                               -----------------------  -----------------------
                                          Accumulated              Accumulated
                                Cost      Amortization   Cost      Amortization
                                  $            $           $            $
-------------------------------------------------------------------------------
Furniture and fixtures         101,562       40,196      95,444       25,522
Leaseholds                      52,004       15,042      50,470       31,528
Telephone system               105,297       44,836     100,731          398
Automobiles                     55,489       36,028      55,489       20,352
Computers                      298,197      149,749     271,439      100,640
Software                        38,234       16,469      14,766        9,640
-------------------------------------------------------------------------------
                               650,783      302,320     588,339      188,080
Accumulated amortization       302,320                  188,080
-------------------------------------------------------------------------------
                               348,463                  400,259
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Fifth Dimension Communications (Barbados) Inc.
1043133 Ontario Inc., Merlin Sierra Inc.

                         NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

March 31, 1997


5. BANK LOAN

The bank loan to Merlin Sierra Inc. bears interest at 16% with monthly principal repayments of $12,148 to June, 1997. The loan is secured by a commercial security agreement on all assets of Merlin Sierra Inc. and personal guarantees of certain officers of Merlin Sierra Inc.

6. RELATED COMPANY INFORMATION

The companies are related by common control.

(a) ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE

Accounts receivable include amounts due from related companies totalling $1,492,275 (1996 $1,764,866). Accounts payable include amount due to related companies totalling $471,282 (1996 $860,703).

The significant balances receivable from or (payable to) related companies are as follows:

                                                      1997         1996
                                                        $            $
--------------------------------------------------------------------------

Fifth Dimension Communications (1996) Corporation  (171,971)    (698,847)
Fifth Dimension Communications Holdings, Inc.       461,599       45,880
Fifth Dimension Capital Corporation                 929,854      577,517
Fifth Dimension Communications Atlantic Inc.             --      132,609
Fifth Dimension SatCom Inc.                         (86,408)      31,408
Turks & Caicos Island Wireless Television Ltd.     (150,000)          --
Fifth Dimension Technologies Inc.                    60,066     (102,772)
FirstLink Communications Inc.                        14,011      164,671
Teletheatre Plus Inc. note receivable                    --      718,432

--------------------------------------------------------------------------

Fifth Dimension Communications (Barbados) Inc.
1043133 Ontario Inc., Merlin Sierra Inc.

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------

March 31, 1997


6. RELATED COMPANY INFORMATION (cont'd)

(b) Transactions

Related Party transactions are measured at exchange values which correspond to the amount established and agreed upon by both parties.

The significant transactions entered into by 1043133 Ontario Inc. with related companies are as follows:

     Rented offices from Fifth Dimension Capital Corporation for $47,826 (1996 $47,826).

     Rented satellite uplink from 841161 Ontario Limited for 562,000 (1996 562,000) and space for broadcasting facilities for $41,526 (1996 $18,141). Prepaid expenses include prepaid rent to 841161 Ontario Limited of $118,000 (1996 Nil).

     Purchased accounting and administrative services from Fifth Dimension Capital Corporation for $166,423 (1996 $142,140).

     Purchased engineering services from Fifth Dimension SatCom Inc. for $365,836 (1996 $374,177).

     Purchased full period satellite space segment from Fifth Dimension Communications (1996) Corporation for Nil (1996 $377,570) and occasional use satellite space segment for $53,934 (1996 Nil) and rented broadcasting equipment for $113,000 (1996 $117,174). In addition, a management fee of $81,500 was charged to Fifth Dimension Communications (1996) Corporation in 1996. No amount was required to be charged in 1997.

     Purchased subscriber activation services from FirstLink Communications Inc. for $224,275 (1996 $181,017).

     Wrote down amounts receivable from NA Microsat Corporation of $20,141 (1996 $91,217) to their estimated realizable value.

     Transferred equipment to Fifth Dimension Communications (1996) Corporation for $564,161 (1996 Nil).

     Rented a hospitality suite from Fifth Dimension Technologies Inc. for $75,938 (1996 $18,750) and purchased computer equipment for $30,605 (1996 $38,287).

--------------------------------------------------------------------------

Fifth Dimension Communications (Barbados) Inc.
1043133 Ontario Inc., Merlin Sierra Inc.

                       NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------

March 31, 1997


6.  RELATED COMPANY INFORMATION (cont'd)

The significant transactions entered into by Merlin Sierra Inc. with related companies are as follows:

     Purchase of satellite space segment from Fifth Dimension
     Communications (1996) Corporation for $1,188,000 (1996 $132,000).

The significant transactions entered into by Fifth Dimension Communications (Barbados) Inc. with related companies are as follows.

     Sold to Fifth Dimension Atlantic Communications Inc. space segment for $76,500 (1996 $102,000).

     Rented broadcasting equipment for $25,700 (1996 Nil) and purchased occasional use satellite space segment for $80,900 (1996 Nil) from Fifth Dimension Communications (1996) Corporation.

     Purchased subscriber activation services from FirstLInk Communications Inc. for $34,600 (1996 Nil).

     Purchased engineering services from Fifth Dimension SatCom Inc. for $92,000 (1996 Nil).

(c) Commitments

Commitments by 1043133 Ontario Inc. to related companies are as follows:

     The minimum amounts of future lease payments to 841161 Ontario Limited for office accommodation are $40,000 for each of 1998 and 1999.

     The minimum amounts of future lease payments to 841161 Ontario Limited for a satellite uplink facility are $62,000 for 1998 and $31,000 for 1999.

     The minimum amounts of future lease payments to Fifth Dimension Capital Corporation for office facilities are $48,000 for 1998 and 1999.

     A commitment to purchase full period satellite space segment from Fifth Dimension Communications (1996) Corporation for $770,000.

     The minimum amount of future lease payments to Fifth Dimension Communications (1996) Corporation are $128,070 for 1998.

     A commitment to Fifth Dimension SatCom Inc. for the purchase of engineering services in amounts which are based on usage.

--------------------------------------------------------------------------

Fifth Dimension Communications (Barbados) Inc.
1043133 Ontario Inc., Merlin Sierra Inc.

                        NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------

March 31, 1997


7. THIRD PARTY COMMITMENT AND CONTINGENT LIABILITIES

Commitments of Fifth Dimension Communications (Barbados) Inc.

     The Company will be committed as of July 1, 1997 for purchases of full period space segment on three additional satellite transponders totalling $22.5 million during the estimated five year life of the contracts.

     The Company has committed as of March 31, 1997 to purchase full period space segment totalling $5.4 million to December 31, 1999.

Fifth Dimension Communications (Barbados) Inc. and 1043133 Ontario Inc. have given a guarantee to the vendor in regard to the unpaid purchase price for the acquisition of the business of Merlin Sierra Inc. for a total amount of $850,000. The balance owing as at March 31, 1997 was $643.830 (1996 Nil)

1043133 Ontario Inc. has a commitment to purchased promotional video services of $217,000 in each of 1998 and 1999.

8. CAPITAL STOCK

                                                                 1997    1996
                                                                   $       $
-------------------------------------------------------------------------------

Authorized
Fifth Dimension Communications (Barbados) Inc. is authorized to issue an unlimited number of common shares and redeemable non-voting preference shares. Non-cumulative dividends on both classes of shares may be declared at the discretion of the directors.

1043133 Ontario Inc. is authorized to issue an unlimited number of common shares.

Merlin Sierra Inc. is authorized to issue 50 common shares.

Issued
Fifth Dimension Communications (Barbados) Inc.
 100 Common shares                                                100     100
1043133 Ontario Inc.
 100 Common shares                                                 72      72
Merlin Sierra Inc.
 100 Common shares                                                100     100
-------------------------------------------------------------------------------
                                                                  272     272
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Fifth Dimension Communications (Barbados) Inc.
1043133 Ontario Inc., Merlin Sierra Inc.

                       NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

March 31, 1997


9. FAIR MARKET VALUE

The carrying amounts of the current assets and liabilities, restricted investments and investment in shares approximate fair market values.

10. INCOME TAXES

The Companies have accumulated timing differences relating to a write down of accounts receivable which, if recognized, would have resulted in a deferred income tax debit of $365,000 (1996 $351,000). A valuation allowance for deferred tax assets was booked for $365,000 (1996 $351,000).

--------------------------------------------------------------------------------
Fifth Dimension Communications (Barbados) Inc.
1043133 Ontario Inc., Merlin Sierra Inc.

                       COMBINED SCHEDULE OF EXPENSES
--------------------------------------------------------------------------------
Year ended March 31
                                                        1997         1996
                                                          $            $
--------------------------------------------------------------------------------
                                                           [U.S. DOLLARS]
Advertising                                            360,304      425,996
Amortization of capital assets                         120,347      144,398
Bank and credit card charges                           209,824      115,061
Bad debts                                               68,000      162,095
Business development                                     3,361       15,369
Commissions                                            363,457      375,924
Computer                                                 9,970       25,809
Consulting fees                                         11,718        8,166
Employee benefits                                      104,959      114,100
Interest                                               158,749      161,305
Insurance                                               10,186       12,133
Maintenance                                             24,868       28,381
Office                                                 265,761      233,149
Professional fees                                      346,329      230,752
Rent                                                   202,171       96,890
Salaries                                             1,545,755    1,282,237
Sales expense                                            2,500          556
Security                                                 4,655          945
Taxes other than income                                  4,053          604
Travel                                                 164,136      153,260
Telephone                                              254,398      289,436
Utilities                                               28,643       22,087
--------------------------------------------------------------------------------
                                                     4,264,144    3,898,653
--------------------------------------------------------------------------------

                              SCHEDULE 7.2(b)

                      STUB PERIOD FINANCIAL STATEMENTS

                                 [attached]

                       FIFTH DIMENSION COMMUNICATIONS
                   (BARBADOS) INC., 1043133 ONTARIO INC.
                           AND MERLIN SIERRA INC.


                  Unaudited Combined Financial Statements



         For the three months ended June 30, 1997 and June 30, 1996 and the years ended March 31, 1997 and 1996

               FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
                1043133 ONTARIO INC. AND MERLIN SIERRA INC.

           Unaudited Combined Balance Sheets as at June 30, 1997
                          (United States Dollars)
                                   ASSETS

                                          June 30     March 31     March 31
                                           1997         1997         1996
                                             $            $            $
                                        (unaudited)   (audited)    (audited)

CURRENT ASSETS
Cash                                      524,376      642,466     615,559
Accounts receivable - net allowance
   for doubtful accounts
   of $1,450 (1996 $59,530)             2,953,093    3,014,470   2,325,217
Film exhibition rights                    495,319      525,765     651,442
Inventory                                      --           --      11,409
Transponder deposits                      200,000      200,000     150,000
Deferred income taxes                          --           --      71,500
Prepaid expenses                          291,657      282,883     623,756
                                        ---------    ---------   ---------

                                        4,464,445    4,665,584   4,448,883
Non-current portion of film
   exhibition rights                      158,227      222,566      11,493
Restricted investments - at cost          672,775      691,492     825,449
Investment in shares                           --           --     220,000
Capital Assets - net                      406,286      348,463     400,259
                                        ---------    ---------   ---------

                                        5,701,733    5,928,105   5,906,084
                                        ---------    ---------   ---------
                                        ---------    ---------   ---------


                                LIABILITIES
CURRENT LIABILITIES
Bank loan                                    -          35,128      98,958
Accounts payable and accrued charges      902,425    1,481,055   1,766,385
Income taxes payable                      402,082      382,082     408,744
Deferred subscription revenue           1,794,101    1,720,810   2,075,337
                                        ---------    ---------   ---------

                                        3,098,608    3,619,075   4,349,424
                                        ---------    ---------   ---------


                                 SHAREHOLDERS' EQUITY


CAPITAL STOCK                                 272          272         272
RETAINED EARNINGS                       2,602,853    2,308,758   1,556,388
                                        ---------    ---------   ---------

                                        2,603,125    2,309,030   1,556,660
                                        ---------    ---------   ---------

                                        5,701,733    5,928,105   5,906,084
                                        ---------    ---------   ---------
                                        ---------    ---------   ---------

                FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
                 1043133 ONTARIO INC. AND MERLIN SIERRA INC.

        Unaudited Combined Statements of Income and Retained Earnings
              For the three months ended June 30, 1997 and 1996
                 and the years ended March 31, 1997 and 1996
                           (UNITED STATES DOLLARS)

                                     Three months     Three months        Year             Year
                                    Ended June 30     Ended June 30  Ended March 31   Ended March 31
                                         1997             1996            1997             1996
                                          $                $               $                $
                                     (UNAUDITED)      (UNAUDITED)     (UNAUDITED)      (UNAUDITED)
Sales                                 3,041,068        3,573,571      15,044,139        12,223,731

Cost of Sales                         1,904,646        2,236,915       9,560,847         6,317,438
                                      ---------        ---------       ---------         ---------

Gross Profit                          1,136,422        1,336,656       5,483,292         5,906,293

Expenses                                822,327        1,103,317       4,264,144         3,898,653
                                      ---------        ---------       ---------         ---------

Net income from operations              314,095          233,339       1,219,148         2,007,640

Loss on investment in Shares              --             220,000         220,000             --
                                      ---------        ---------       ---------         ---------

                                        314,095           13,339         999,148         2,007,640
                                      ---------        ---------       ---------         ---------
Provision for (recovery of)
income taxes
Current                                  20,000             --            30,350          (113,563)
Deferred                                  --            (574,980)         71,500           (71,500)
                                      ---------        ---------       ---------         ---------
                                         20,000         (574,980)        101,850          (185,063)
                                      ---------        ---------       ---------         ---------

Net Income for the period               294,095          588,319         897,298         2,192,703

Retained Earnings (Deficit)
beginning of period                   2,308,758        1,556,388       1,556,388          (636,315)
                                      ---------        ---------       ---------         ---------

                                      2,602,853        2,144,707       2,453,686         1,556,388

Dividends paid                            --               --            144,928             --
                                      ---------        ---------       ---------         ---------
Retained Earnings
end of period                         2,602,853        2,144,707       2,308,758         1,556,388
                                      ---------        ---------       ---------         ---------
                                      ---------        ---------       ---------         ---------

               FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
                 1043133 ONTARIO INC. AND MERLIN SIERRA INC.

        Unaudited Combined Statements of Changes in Financial Position
              For the three months ended June 30, 1997 and 1996
               and For the years ended March 31, 1997 and 1996
                           (UNITED STATES DOLLARS)

                                     Three months     Three months        Year             Year
                                    Ended June 30     Ended June 30   Ended March 31   Ended March 31
                                         1997             1996            1997             1996
                                          $                $               $                $
                                     (UNAUDITED)      (UNAUDITED)       (AUDITED)        (AUDITED)
CASH PROVIDED FROM (USED IN)

OPERATING ACTIVITIES                   294,095          588,319         897,298         2,192,703
Net income for the period
Items not affecting cash -
Amortization of capital assets          30,744           48,077         120,347          144,398
Amortization of film
  exhibition rights                    200,302          271,325         931,637          776,758
Loss on investment in shares             --             220,000         220,000             --
Deferred income taxes                    --            (574,980)         71,500          (71,500)
Net change in operating
  components of working capital        136,496         (253,254)       (936,660)        (821,184)
                                      --------         ---------      ----------      -----------
                                       661,637          299,487       1,304,122        2,221,175
                                      --------         ---------      ----------      -----------
INVESTING ACTIVITIES
Investment in shares                     --               --              --            (220,000)
Purchases of capital assets            (88,567)         (13,719)        (74,682)        (144,108)
Sales of capital assets                  --               --              6,131           11,893
Transfers of capital assets
  to related company                     --               --                 --          567,373
(Advances to) repayments
  from, Teletheatre Plus Inc.            --               --            718,432         (718,432)
Purchases of film exhibition
  rights                              (105,517)        (271,325)     (1,017,033)        (904,121)
(Purchase) redemption of
  restricted investments              (592,002)          (9,944)        133,957          (22,135)
                                      --------         ---------      ----------      -----------
                                      (786,086)        (294,988)       (233,195)      (1,429,530)
                                      --------         ---------      ----------      -----------
FINANCING ACTIVITIES
Capital stock                            --               --              --                100
Dividends                                --               --           (144,928)            --
Net change in accounts receivable
  and payable, related companies        41,487         (206,964)       (835,262)        (398,661)
                                      --------         ---------      ----------      -----------
                                        41,487         (206,964)       (980,190)        (398,561)
                                      --------         ---------      ----------      -----------

INCREASE(DECREASE) IN CASH
  EQUIVALENTS FOR THE YEAR             (82,962)        (202,465)         90,737          393,084
CASH EQUIVALENTS -
  BEGINNING OF YEAR                    607,338          516,601         516,601          123,517
                                      --------         ---------      ----------      -----------

CASH EQUIVALENTS - END OF YEAR         524,376          314,136         607,338          516,601
                                      --------         ---------      ----------      -----------
                                      --------         ---------      ----------      -----------
CASH EQUIVALENTS IS COMPRISED OF:
Cash                                   524,376          397,469         642,466          615,559
Bank loan                                --             (83,333)        (35,128)         (98,958)
                                      --------         ---------      ----------      -----------
                                       524,376          314,136         607,338          516,601
                                      --------         ---------      ----------      -----------
                                      --------         ---------      ----------      -----------

          FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                    ONTARIO INC. AND MERLIN SIERRA INC.

            Notes to the Unaudited Combined Financial Statements
             For the three months ended June 30, 1997 and 1996


     1.   BASIS OF PRESENTATION


     These financial statements present the combined assets, liabilities, revenues and expenses of Fifth Dimension Communications (Barbados) Inc., Merlin Sierra Inc. and 1043133 Ontario Inc. for the three month periods ended June 30, 1997 and 1996, together with the combined assets, liabilities, revenues and expenses of Fifth Dimension Communications (Barbados) Inc. and 1043133 Ontario Inc. for the years ended March 31, 1997 and 1996 and those of Merlin Sierra Inc., from February 1, 1996, the date of acquisition to March 31, 1996 and the year ended March 31, 1997.

     The three companies carry on complimentary but different businesses related to the broadcasting of movies to subscribers by satellite and cable. Fifth Dimension Communications (Barbados) Inc. is incorporated under the laws of Barbados, 1043133 Ontario Inc. is incorporated under the laws of the Province of Ontario in Canada and Merlin Sierra Inc. is incorporated under the laws of the State of California in the United States. None of the three companies own shares in the other companies.

     These combined financial statements have been prepared by management in accordance with generally accepted accounting principles in the United States applied on a consistent basis and are presented in United States dollars. They have been prepared in connection with a proposed sale of the combined business of the three companies as expressed in a letter of intent dated April 14, 1997.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  Inventory

          Inventory is recorded at tile lower of cost and net realizable value.


     (b)  Film exhibition rights

          Rights to exhibit films are recorded at cost and are amortized on a straight-line basis over the period of the contract which is normally twenty-four months.

          FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                    ONTARIO INC. AND MERLIN SIERRA INC.

            Notes to the Unaudited Combined Financial Statements
             For the three months ended June 30, 1997 and 1996



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     (c)  Investment in shares

          The investment in shares, originally recorded at cost, has been accounted for by the equity basis.


     (d)  Capital Assets

          Capital assets are initially recorded at cost and amortized over their estimated useful lives. Furniture and fixtures are being amortized on the diminishing balance basis at a rate of 20% per year. Automobiles and computers are being amortized on the diminishing balance basis at a rate of 30% per year. Leaseholds and the telephone system are amortized on a straight line basis over the five year term of the realty lease. Software is amortized at a 100% rate.


     (e)  Revenue recognition

          Revenue from sales of television movie subscriptions from three to twelve months is recognized on a monthly basis over the term of the subscription.


     (f)  Foreign Exchange

          Assets and liabilities denominated in currencies other than United States dollars are translated at exchange rates in effect at the balance sheet date. Revenue and expense items are translated at average rates of exchange for the year. Translation gains and losses are included in the determination of earnings.


3.   RESTRICTED INVESTMENTS

          Restricted investments consist of short-term marketable securities and deposits recorded at cost held as collateral by the financial institutions providing merchant credit card service to 1043133 Ontario Inc.

               FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                         ONTARIO INC. AND MERLIN SIERRA INC.

                 Notes to the Unaudited Combined Financial Statements
                  For the three months ended June 30, 1997 and 1996




4.   CAPITAL ASSETS

                                        1997                     1996
                                           Accumulated              Accumulated
                                 Cost      Amortization   Cost      Amortization
                                   $            $           $            $
    Furniture and fixtures      110,058       43,299     103,994       30,229
    Leaseholds                   54,902       17,988      50,470       11,829
    Telephone system            105,297       50,069     102,429       25,951
    Automobiles                  55,489       37,488      55,489       31,194
    Computers                   310,661      156,331     274,911      125,157
    Software                     98,561       23,507      14,768       11,799
                                -------      -------     -------      -------
                                734,968      328,682     602,061      236,159
                                             -------                  -------
                                             -------                  -------
    Accumulated
       amortization             328,682                  236,159
                                -------                  -------
                                406,286                  365,902
                                -------                  -------
                                -------                  -------

5.   BANK LOAN

     The bank loan to Merlin Sierra Inc. bears interest at 16% with monthly principal repayments of $12,148 to June, 1997. The loan was repaid as at June 30, 1997. The loan is secured by a commercial security agreement on all assets of Merlin Sierra Inc. and personal guarantees of certain officers of Merlin Sierra Inc.

           FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                     ONTARIO INC. AND MERLIN SIERRA INC.

             Notes to the Unaudited Combined Financial Statements
              For the three months ended June 30, 1997 and 1996


6.   RELATED COMPANY INFORMATION

     The companies are related by common control.

     (a)  Accounts Receivable and Accounts Payable

          Accounts receivable include amounts due from related companies totalling $1,023,096 (1996 $1,111,128). Accounts payable include amount due to related companies totalling $527,420 (1996 $562,385).


          The significant balances receivable from or (payable to) related companies are as follows:

                                                           1997         1996
                                                            $            $

          Fifth Dimension Communications (1996)
            Corporation                                 (221,517)    (370,859)
          Fifth Dimension Communications
            Holdings, Inc.                               466,915       76,154
          Fifth Dimension Capital Corporation            917,457      664,777
          Fifth Dimension Communications Atlantic Inc.        --      158,109
          Fifth Dimension SatCom Inc.                    (92,978)     (47,699)
          Turks & Caicos Island Wireless
          Television Ltd.                               (150,000)          --
          Fifth Dimension Technologies Inc.               63,886     (110,422)
          FirstLink Communications Inc.                       --      123,823



     (b)  Transactions

               Related party transactions are measured at exchange values which correspond to the amount established and agreed upon by both parties.

           FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                     ONTARIO INC. AND MERLIN SIERRA INC.

             Notes to the Unaudited Combined Financial Statements
              For the three months ended June 30, 1997 and 1996


6.   RELATED COMPANY INFORMATION (continued)


          The significant transactions entered into by 1043133 Ontario Inc. with related companies are as follows:

               Rented offices from Fifth Dimension Capital Corporation for $11,956 (1996 $11,956).

               Rented satellite uplink from 841161 Ontario Limited for $15,704 (1996 $15,704) and space for broadcasting facilities for $10,129 (1996 $10,754). Prepaid expenses include prepaid rent to 841161 Ontario Limited of $107,787 (1996 Nil).

               Purchased accounting and administrative services from Fifth Dimension Capital Corporation for $45,965 (1996 $45,675).

               Purchased engineering services from Fifth Dimension SatCom Inc. for $70,931 (1996 $93,007).

               Purchased full period satellite space segment from Fifth Dimension Communications (1996) Corporation for $264,854 (1996
               Nil) and occasional use satellite space segment for $13,772 (1996 Nil) and rented broadcasting equipment for $17,130 (1996 $31,957).

               Purchased subscriber activation system from FirstLink Communications Inc. for $10,310 (1996 $44,973).

               Rented a hospitality suite from Fifth Dimension Technologies Inc. for $18,832 (1996 $18,795) and purchased computer equipment for $19,580 (1996 $3,471).

           FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                     ONTARIO INC. AND MERLIN SIERRA INC.

             Notes to the Unaudited Combined Financial Statements
              For the three months ended June 30, 1997 and 1996


6.   RELATED COMPANY INFORMATION (continued)

          The significant transactions entered into by Fifth Dimension Communications (Barbados) Inc. with related companies are as follows:

               Rented broadcasting equipment for $25,695 (1996 Nil) and purchased occasional use satellite space segment for $20,657 (1996 Nil) from Fifth Dimension Communications (1996) Corporation. Purchased full period satellite space segment from Fifth Dimension Communications (1996) Corporation for $132,427 (1996 Nil).

               Purchased engineering services from Fifth Dimension SatCom Inc. for $93,321 (1996 Nil).

     (c)  Commitments

          Commitments by 1043133 Ontario Inc. to related companies are as follows:

               The minimum amounts of future lease payments to 841161 Ontario Limited for office accommodation are $40,000 for each of 1998 and 1999.

               The minimum amounts of future lease payments to 841161 Ontario Limited for a satellite uplink facility are $62,000 for 1998 and $31,000 for 1999.

               The minimum amounts of future lease payments to Fifth Dimension Capital Corporation for office facilities are $48,000 for 1998 and 1999.

           FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                     ONTARIO INC. AND MERLIN SIERRA INC.

             Notes to the Unaudited Combined Financial Statements
              For the three months ended June 30, 1997 and 1996


6.   RELATED COMPANY INFORMATION (continued)

          The minimum amount of future lease payments to Fifth Dimension Communications (1996) Corporation are $128,070 for 1998.

          A commitment to Fifth Dimension SatCom Inc. for the purchase of engineering services in amounts which are based on usage.

7.   THIRD PARTY COMMITMENT AND CONTINGENT LIABILITIES

     Commitments of Fifth Dimension Communications (Barbados) Inc.

          The Company will be committed as of July 1, 1997 for purchases of full period space segment on three additional satellite transponders totalling $22.5 million during the estimated five year life of the contracts.

          The Company has committed as of March 31, 1997 to purchase full period space segment totalling $5.4 million to December 31, 1999.

     Fifth Dimension Communications (Barbados) Inc. and 1043133 Ontario Inc. have given a guarantee to the vendor in regard to the unpaid purchase price for the acquisition of the business of Merlin Sierra for a total amount of $850,000. The balance owing as at June 30, 1997 was $591,628 (1996 Nil)

     1043133 Ontario Inc. has a commitment to purchased promotional video services of $217,000 in each of 1998 and 1999.

           FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC., 1043133
                     ONTARIO INC. AND MERLIN SIERRA INC.

             Notes to the Unaudited Combined Financial Statements
              For the three months ended June 30, 1997 and 1996


8.   CAPITAL STOCK

     AUTHORIZED

          Fifth Dimension Communications (Barbados) Inc. is authorized to issue an unlimited number of common shares and redeemable non-voting preference shares. Non-cumulative dividends on both classes of shares may be declared at the discretion of the directors.

          1043133 Ontario Inc. is authorized to issue an unlimited number of common shares.

          Merlin Sierra Inc. is authorized to issue 50 common shares.

          Issued
                                                                 1997    1996
                                                                  $       $
             Fifth Dimension Communications (Barbados) Inc.
               100  Common shares                                 100     100

             1043133 Ontario Inc.
               100  Common shares                                  72      72

             Merlin Sierra Inc.
               100 Common shares                                  100     100
                                                                  ---     ---

                                                                  272     272
                                                                  ---     ---
                                                                  ---     ---

9.   FAIR MARKET VALUE

     The carrying amounts of the current assets and liabilities, restricted investments and investment in shares approximate fair market values.

10.  INCOME TAXES

     The Companies have accumulated timing differences relating to a write down of accounts receivable which, if recognized, would have resulted in a deferred income tax debit of $365,000 (1996 $351,000). A valuation allowance for deferred tax assets was booked for $365,000 (1996 $351,000).

                               SCHEDULE 7.2(c)

                   LETTER OF UNDERSTANDING OF 14 APRIL 1997

                                  [attached]

April 14, 1997


To:  1043133 Ontario Inc.
     Fifth Dimension (Barbados) Inc.
     Merlin Sierra, Inc.
     Fifth Dimension Communications (1996) Corporation

     c/o Douglas Duncan
     2500 Don Reid Drive
     Ottawa, Ontario
     K1H 8P5


Dear Mr. Duncan:


This letter sets forth certain terms upon which New Frontier Media, Inc., a Colorado Corporation, ("New Frontier") is interested in acquiring certain assets and services from the above-noted companies. Such assets shall be acquired by a wholly-owned subsidiary company to be formed by New Frontier for such purpose, which company will be a Nevada corporation tentatively named "Nevada Satellite Broadcasting, Inc," (the "Purchaser"). The Purchaser shall not acquire any stock or shares of any of the above-noted companies.


DEFINITIONS


In this letter:

     "5DB" means Fifth Dimension (Barbados) Inc., a Barbados corporation;

     "Adult Companies" means 5DB, Merlin and XTC;

     "Adult Movies Business" means all any present or contemplated satellite broadcast services on television or any other medium, including cable and the Internet, which broadcasts, replays, and/or otherwise exploits feature length adult programming and all related promotional content and other programming of a non-rated or X-rated nature and whose main theme embodies nudity and sexually explicit material between consenting adults and such other related business assets as are necessary for the operation thereof as are as set forth in the Valuation. This shall include the services and advertising and promotional materials for broadcast services currently operating under the trade names "Exxxtasy", "True Blue", and "Venus" and any other similar contemplated services;

     "Closing" means the closing of the Transaction and "Closing Date" means the date on which the Closing takes place;

     "Communications" means Fifth Dimension Communication (1996) Corporation, a Canadian company;

     "Merlin" means Merlin Sierra, Inc., a California corporation;

     "Ottawa Call Center" means the subscription and pay-per-view call center at Ottawa now operated by the Adult Companies;

     "Subject Assets" means:

          (a) any and all trademarks, proprietary rights and other intellectual property rights owned by the Adult Companies or any of them and associated with the Adult Movies Business Assets. These include, but are not necessarily limited, to trade names, trademarks and/or service marks. Without limiting the generality of the foregoing, it is understood that the trade names and marks "Venus" and "Venus TV" are not owned by the Adult Companies and will not be available for use at the Closing;

          (b) (subject to the provisions related thereto below in this letter) equipment and necessary technology (the "Uplink Equipment") for the operation of a satellite operation uplink facility (the "UpLink Facility") at a suitable location in Nevada to be chosen by New Frontier. The Uplink Equipment shall be in operating order and shall be substantially similar in condition and function to the equipment and technology (the "Ottawa Uplink Equipment") currently being used by the Adult Companies at its uplink facility in Ottawa, Ontario (the "Ottawa Uplink Facility");

          (c) all hardware and equipment now used at the Ottawa Call Center (which shall be delivered to the Purchaser forthwith after the Purchaser ceases to make use of the Ottawa Call Center) a fully paid, royalty free license to use one copy of the "First Link" subscription management software now used at the Ottawa Call Center, and an assignment of licenses for any third party Software used in connection with the Ottawa Call Center;

          (d) any and all rights the Adult Companies may have in adult programming in any format (including master tapes) including feature length films and other films that contain motion picture material that is non-rated or X-rated and whose main theme embodies sexually explicit material between consenting adults, and all promotional materials and programming related thereto. No representation or warranty is made with respect to the transferability or assignability of such programming to New Frontier;

          (e) all programming developed by or on behalf of the Adult Companies to market and advertise the Adult Movie Business. No representation or warranty is made with respect to the transferability or assignability of such programming to New Frontier;

          (f) all subscriptions for Adult Movie services at Closing, all subscriber lists, past and present, and any other marketing data related thereto, which is in the possession of the Adult Companies;

          (g) a complete list of all advertisers, marketing partners and vendors used by the Adult Companies in relation to the Adult Movies Business and related services, with contact names, mailing addresses, and phone and fax numbers; and

          (h) all rights the Adult Companies have in 1-800 phone numbers used in the Adult Business and in any World Wide Web addresses and websites used in the Adult Business;

     "Transaction" means the transaction(s) contemplated in this letter;

     "Uplink Moving/Installation Costs" means the sum of all costs of equipment to be included in the Uplink Equipment, all labor costs and related expenses necessary for the installation of the Uplink Equipment (including incurred travel, long-distance, accommodation, and meal costs), and all customs, duties, taxes, and tariffs relating to the importation of equipment and technology in the United States;

     "Valuation" means the VALUATION OF ADULT COMPANIES AS OF MARCH 31, 1997 previously provided by the Adult Companies to New Frontier; and

     "XTC" means 1043133 Ontario Inc., an Ontario corporation.


PROPOSED ACQUISITION


GENERAL. The Purchaser proposes to acquire the Subject Assets from the Adult Companies. In addition, the Purchaser shall acquire subleases for certain satellite transponders (as described below) and certain services to be provided by the Adult Companies (as described below). The Purchaser shall honor all unfulfilled customer subscriptions in existence at Closing (without credit from the Adult Companies for unearned, prepaid subscription revenue), provided that no subscriptions shall extend for a period of more than 12 months after Closing.

CLOSING. The Closing shall be 30 June 1997 or sixty (60) days after the execution of a definitive asset purchase agreement and any ancillary agreements, whichever last occurs. The parties will cooperate in establishing a schedule of important dates and deadlines related to the completion of the Transaction.

UPLINK. As part of the acquisition and the purchase price to be paid therefor, the Adult Companies shall provide and install (in operating order) the Uplink Equipment at the Uplink Facility. It is anticipated that the location of the Uplink Facility will be near Las Vegas, Nevada.

The Adult Companies shall be responsible for all Uplink Moving/Installation Costs. All costs associated with the acquisition, preparation and necessary approvals and licenses for the Uplink Facility (excluding the Uplink Equipment and Uplink Moving/Installation Costs) shall be borne by the Purchaser. A complete list of the Uplink Equipment shall be included as a schedule to the definitive asset purchase agreement. To the extent that the Purchaser wants equipment and technology at the Uplink Facility that is not similar to the Ottawa Uplink Equipment, the Purchaser shall be responsible for all costs related to the acquisition and installation thereof.

     Communications and the Purchaser shall enter into an "Uplink Services Agreement" pursuant to which Communications will provide the services to supervise the installation of the Uplink Equipment at the Uplink Facility and to assist in acquiring the licenses and approvals necessary for operation of the Uplink Facility. In addition, an employee of Communications will be made available, at the Purchaser's expense (but with mark-up by Communications), on a full-time basis to manage the Uplink Facility during its first month of operations and for a one-week period during each of the following six months. All travel, living and other incidental costs associated with such services shall be paid for by the Purchaser. The Uplink Services Agreement shall be terminable at the option of the Purchaser at any time and shall include a provision that requires the Purchaser to pay $100,000 to Communications if the Purchaser or a related entity hires any employee or ex-employee of Communications on or before the 2nd anniversary date of the Closing Date.

CALL CENTER. The Adult Companies agree to receive and process subscriber calls from the Ottawa Call Center for a period of up to nine (9) months from the Closing, at a flat, prepaid monthly rental of US$275,000 and on other terms to be negotiated in a "Call Center Agreement". The Purchaser shall give the Adult Companies sixty (60) days prior written notice of its intention to terminate its use of the Ottawa Call Center prior to the end of the said nine
(9) month period.

TRANSPONDERS. Communications and Barbados agree, as set forth below, to provide the Purchaser with sublease rights (pursuant to "Transponder Sublease Agreements") for four (4) satellite transponders to be used for the Adult Movie Business after Closing. Three (3) of the transponders will be suitable for adult movie channels and one (1) will be suitable for advertising or "barker" programming. The amounts to be paid by the Purchaser for such rights shall not exceed the actual costs paid or required to be paid by the sublessor therefor, with the exception that the Purchaser shall bear any additional costs or expenses associated with upgrading the rights and interests in the particular transponders (for example, to a "Silver Service"). Provided that they are operational, the transponders to be provided shall include two (2) T5 transponders (supplied by Barbados), one
(1) additional T5 transponder (if rights thereto can be acquired for such purpose by Barbados) or one suitable replacement therefor (if such T5 transponder cannot be so acquired), and one (1) T4 transponder (supplied by Barbados). Until the successful launch of the T5 satellite or a replacement therefor, the Purchaser shall be entitled to sublease the transponders now used in relation to the Adult Movie Business.

The Transponder Sublease Agreements shall be on the same terms and conditions as the sublessor thereof has leased the applicable transponders, except that payments shall be due five (5) working days before the date on which the sublessor is required to pay the same. The Purchaser shall be entitled to the same renewal rights in respect thereof as the sublessor may have. New Frontier will guarantee all obligations of the Purchaser under the Transponder Sublease Agreements. The Transponder Sublease Agreements shall require the Purchaser to provide to the sublessor a security deposit equal to (and on the same terms as) the security deposit paid by the sublessor to the lessor of the applicable transponder or (if the sublessor has not then made a security deposit) in an amount equal to the monthly lease rate for the transponder under the applicable sublease.

To the extent that Communications may obtain rights in any transponders on Nahuel, AsiaSat and Intelsat satellites and desire to sublease all or a portion thereof for use in adult movie programming, Communications shall give the Purchaser a right of first refusal to obtain such sublease on terms typically offered by Communications to its customers, which right must be exercised by the Purchaser within seven (7) days after notice of such opportunity is given to the Purchaser by Communications.

KEY PAYMENT TERMS

In consideration for the Transaction, the Adult Companies shall receive the following:

     (a) US$3,500,000 on Closing, including a US$100,000 deposit which shall be paid to the Adult Companies upon execution of the definitive asset purchase agreement (which deposit shall be held in escrow by a mutually agreed upon third party lawyer in Ottawa, Ontario and shall be non-refundable if the Transaction does not close, unless the failure to close is solely attributable to breach of the definitive asset purchase agreement by the Adult Companies);

     (b) the greater of (i) shares in the stock of New Frontier having a value of US$3,400,000 (calculated on the basis of the weighted-average trading price of the stock on the last day stock was traded by arms-length third parties (excluding New Frontier and its directors, officers, and employees, and their relatives) prior to the Closing
          Date) and (ii) 840,000 such shares. It is understood that these shares of stock and the warrants (describe in paragraph (c) below) and issuable shares therefrom have not been or will not have be registered under the SECURITIES ACT OF 1933 or applicable state Securities laws and shall not be sold, pledged hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except on the issuance to New Frontier of a favorable opinion of counsel, in each such case, to the effect that any such transfer shall not be in violation of the Securities Act of 1933 or the applicable state securities laws;

     (c) warrants to purchase sufficient shares in the stock of New Frontier so that if all warrants were exercised the total stock owned by the Adult Companies would represent 20% of the issued stock of New Frontier. Such warrants shall be exercisable at the weighted-average trading price of the stock on the last day stock was traded by arms-length third parties (excluding New Frontier and its directors, officers, and employees, and their relatives) prior to the Closing Date, which warrants shall not be assignable without the prior consent of New Frontier;

     (d) a promissory note from the Purchaser, guaranteed by New Frontier, for a face value of US$1,000,000, and secured by a second charge against the assets of the Purchaser and guaranteed by New Frontier. The term of the note shall be three (3) years, at the end of which the full principal amount of the Promissory Note shall be payable. Interest shall be paid at the end of the first year and thereafter shall be payable on a monthly basis until the Promissory Note is paid in full. Interest shall be calculated at the rate of prime plus one percent (1%), based on the prime rate of Bank One, but in no event shall be greater than nine percent (9%) per annum or less than six percent (6%) per annum; and

     (e) the Adult Companies shall be entitled to the any and all Formula Profits of the Purchaser exceeding US$ 2 million in the first 12 months of the Purchaser's operations after the Closing. "Formula Profits" shall equal the total revenue derived from operations less the actual operating costs, provided the actual operating costs related to the Adult Movie Business do not exceed 125% of the projected costs set forth in the Valuation. The Formula Profits shall be payable by not later than 90 days after the end of such 12 month period.


OTHER PROVISIONS

DIRECTORS. The Adult Companies shall be entitled to appoint at least one member of the Board of Directors for New Frontier. In addition to the appointed board member, the Adult Companies shall be entitled to have one additional non-voting representative receive notice of and attend and participate at New Frontier board meetings; such representative shall enjoy all the rights and privileges of board members except for the right to vote and shall have all of his reasonable travel and lodging costs (related to attendance at board meetings) paid for by New Frontier.

NON-COMPETITION. The Adult Companies, their directors, officers and shareholders (including Douglas Duncan, Stuart Duncan and Daniel Bender) agree to enter into "Non-Competition Agreements" in which they agree not to directly or indirectly engage or participate in any business that directly or indirectly will compete or otherwise participate in the distribution, production or broadcasting of Adult Programming in any geographic being served by the Purchaser. Adult programming shall be defined as the motion picture material in any format that is of a non-rated or X-rated nature and whose main theme embodies sexually explicit material between consenting adults.

FINANCIAL STATEMENTS. The Adult Companies will provide audited financial statements for the 12 month period ending 30 June 1997 (including a balance sheet at such date and statements of earnings for the years ended on 30 June 1996 and 1997 as required for SEC filings). The definitive asset purchase agreement shall contain a price adjustment clause to deal with increases or deceases in the consideration payable in respect of the Transaction if the audited pre-tax profits for the period ending 30 June 1997 are more or less than US$2,000,000 after the following adjustments thereto are made:

     (a) add-back of salaries and benefits paid to Douglas Duncan and his assistant Nina Frid, Stuart Duncan and Dan Bender, which in the aggregate are in excess of $200,000;

     (b) add-back of salaries and benefits, and termination costs, related to Judith Christou, Richard Latham, and Nina Frid, and termination costs related to other employees;

     (c) an adjustment so that the average monthly cost of movies is reduced to US$75,000;

     (d) add-back of amounts paid to VTV and expenses in the accounts of an Adult Company;

     (e) add-back of amounts paid to lawyers in connections with this and previous acquisitions and proposed acquisitions of or by the Adult Companies or any of them (including the acquisition of Merlin Sierra);

     (f) add-back of the amount (if any) by which the transponder costs incurred in January 1997 exceeded the average monthly transponder costs over the preceding 3 months;

     (g) add-back of promotional and entertainment costs related to the corporate suite at the Corel Centre in Ottawa;

     (h) add-back of payments made to Jeff Gold, Galaxy Communications International Inc and Surmount Inc. which payments have been expensed in the accounts of 5DB;

     (i) add-back of all costs related to the Valley Center office, including rent paid to Dan Bender and salaries and termination allowances paid to staff of such office;

     (j) add-back of automobile lease payments made on behalf of Douglas Duncan and Stuart Duncan;

     (k) add-back of payments made to RocketSoft Inc, for services provided by Denis Dagernais;

     (l)  add-back of interest paid on Best Bank loan (regarding Merlin Sierra);

     (m)  add-back of payments made to On-line Enterprises and Jack Michaelson;
          and

     (n) add-back of AT&T telephone penalty for not meeting contractual commitment.

New Frontier will guarantee all payments to be made by the Purchaser under the terms of the definitive asset purchase agreement and other ancillary agreements and such guarantee shall be secured by a charge against New Frontier's assets that ranks subordinate only to a charge, if any, in favour of New Frontier's principal bankers.

ANCILLARY AGREEMENTS

The parties acknowledge and agree that the anticipated acquisition will require several ancillary agreements, including without limitation the Call Center Agreement, the Transponder Sublease Agreements, the Uplink Service Agreement, and Non-Competition Agreements (referred to above).

In addition, the Purchaser will enter into a one year employment contract with Daniel Bender. The total compensation (salary, benefits and other compensation) to be paid under that employment contract shall be US$100,000.00. Mr. Bender will not be required to relocate to provide services under such contract.

In addition, the Purchaser will enter into an "Audio/Visual Production Agreement" with Diorio Productions Inc., in which the Purchaser agrees to purchase Cdn$30,000 per month worth of interstitial programming for its adult channels for the period of nine (9) months following the Closing.

GENERAL

This letter is intended to outline and clarify what we believe to be our mutual understandings concerning the general terms and conditions of this proposed transaction. Additional issues will need to he discussed and negotiated. The willingness and ability of the parties to complete the proposed transaction depend upon:

     (a) the ability of New Frontier to successfully finance the proposed acquisition;

     (b) the successful completion of a pre-closing due diligence review by all parties (and, in that regard, the parties agree to execute confidentially agreements prohibiting the use of any confidential information obtained during the due diligence investigation or otherwise from being used in any manner except for the limited purpose of due diligence investigation and evaluating the Transaction). The definitive asset purchase agreement will require the parties to represent and warrant that all information and materials provided during the due diligence process is true and accurate; and

     (c) the entering into of a definitive asset purchase agreement and other ancillary agreements to be negotiated between the applicable parties.

     Assuming you find the contents of this letter to be acceptable, please sign and acknowledge the same below on or before 15 April 1997.

     This letter and the acknowledgement and acceptance below may be signed in one or more counterparts.


                                   Sincerely,


                                   New Frontier Media, Inc.


                                   /s/ Mark H. Kreloff
                                   Mark H. Kreloff
                                   President


Acknowledged and accepted this 14th day of April, 1997 on behalf of 1043133 Ontario Inc., Fifth Dimension (Barbados) Inc., Merlin Sierra, Inc., and Fifth Dimension Communications (1996) Corporation.


                                   /s/ Douglas Duncan
                                   -----------------------------
                                   Douglas Duncan


                                   /s/ Stuart Duncan
                                   -----------------------------
                                   Stuart Duncan


                                   /s/ Daniel Bender
                                   -----------------------------
                                   Daniel Bender

                                   SCHEDULE 7.3(f)


                                    ENCUMBRANCES



None.

                                   SCHEDULE 7.3(g)

                        MATERIAL LOSSES OF ORDERS OR CUSTOMERS



None.

                                    SCHEDULE 7.3(h)


                        MATERIAL ADVERSE EVENTS AND CONDITIONS



In July 1997, Lorel Skynet (the lessor of certain satellite transponders used in connection with the Seller's Adult Movies Business) threatened to cancel the applicable leases for such transponders because of non-payment by Seller, Fifth Dimension Communications (Barbados) Inc., of amounts owning from it to Lorel Skynet with respect to a satellite transponder not used in connection with Sellers' Adult Movies Business. The matter has been resolved.

                                     SCHEDULE 7.5

                                      TRADEMARKS


EXOTICA (U.S. Trademark Application No. pending)

XXXOTICA (U.S. Trademark Registration No. 2030091)

XXXOTICA AND DESIGN (U.S. Trademark Registration No. 2028739)

                                 SCHEDULE 7.8

                          DEALERS/DISTRIBUTORS LIST

                                 [attached]

                FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
                              DISTRIBUTION SALES
                    FOR THE 12 MONTHS ENDING JUNE 30, 1991

                    1996
DISTRIBUTOR             JUL            AUG          SEPT        OCT          NOV         DEC
                    ----------------------------------------------------------------------------
APS                 $ 17,326.20    $ 17,543.30  $ 17,214.40 $ 19,478.80  $ 22,772.70 $ 24,511.10
CONSUMER SATELLITE   131,100.99     125,283.85   129,457.40  134,088.85   140,126.30  145,150.70
GALAXY                 1,405.83       3,086.98     5,039.40    6,445.16     7,689.08    8,973.63
JETCOM                 1,533.50       2,008.50     2,449.50    2,815.50     2,921.00    2,896.50
NAPS                   2,799.50       2,280.10     2,581.50    3,187.60     4,003.45    4,755.20
PROGRAM SOURCE         7,787.00       7,424.65     8,109.70    8,298.80    10,319.75   11,355.95
PWC                    1,336.00         824.00     1,800.00    1,912.00     1,848.00    1,776.00
SATELLITE DIRECT         686.65         716.05       680.65      702.00       823.95      816.95
SATELLITE RECEIVERS    8,914.28       7,169.48    16,634.49   15,839.50    13,809.20    6,409.88
SATELLITE SOURCE       9,076.05       8,544.15    11,429.65   11,928.90    12,467.85   12,836.85
SKYLIGHT               2,991.70       3,185.50     3,457.00    4,203.00     5,053.05    5,501.15
SKYWALKER             67,299.90      61,156.30    62,750.20   65,433.50    63,564.50   58,912.75
SUNSHINE               2,017.80       1,830.45     1,692.95    1,444.25        81.00       81.00
SUPERSTAR                    --             --     1,181.58    4,981.00    10,088.98   15,903.76
TURNER VISION        113,276.67     120,723.96   134,348.31  138,487.50   139,033.30  141,230.36
UNIVERSAL                824.10         810.90       772.05      738.30       835.80      801.00
                    ----------------------------------------------------------------------------

                    $368,376.17    $362,590.17  $399,798.78 $419,984.66  $435,431.91 $411,912.78
                    ----------------------------------------------------------------------------
                    ----------------------------------------------------------------------------

                    1997
DISTRIBUTOR             JAN          FEB           MAR         APR           MAY         JUN            TOTAL
                    --------------------------------------------------------------------------------------------
APS                 $ 22,043.15  $ 16,892.20  $ 14,087.90  $ 18,236.90  $ 16,011.15  $ 15,848.80     $221,966.60
CONSUMER SATELLITE   143,838.70   149,179.90   137,781.25   120,683.40   113,397.95   104,461.00    1,574,550.29
GALAXY                10,348.48    11,367.11    11,774.98    11,261.14    10,364.23     9,670.91       97,426.93
JETCOM                 3,109.50     2,805.25     2,251.00     1,945.00     1,675.25     1,500.20       27,910.70
NAPS                   5,233.80     5,300.45     5,182.35     5,300.45     5,072.70     5,459.80       51,156.90
PROGRAM SOURCE        11,387.50    11,116.40    10,495.75    10,722.85     9,085.00     9,380.75      115,485.10
PWC                    1,968.00     1,949.65     5,117.20     6,403.15     6,393.35     7,001.65       38,329.00
SATELLITE DIRECT         944.95       994.10       950.85       899.40       861.55       860.70        9,939.80
SATELLITE RECEIVERS    6,398,28     6,639.15     6,450.38     5,690.98     4,685.63     4,288.50      103,129.75
SATELLITE SOURCE      12,902.80    13,646.03    14,203.95    13,585.10    13,329.05    13,648.45      147,598.83
SKYLIGHT               6,206.90     6,351.30     6,396.35     5,614.35     5,414.40     5,379.40       59,754.10
SKYWALKER             57,670.75    49,258.35    51,441.50    48,098.80    43,700.60    39,985.35      669,272.50
SUNSHINE                     --           --           --           --           --           --        7,147.45
SUPERSTAR             20,963.58    23,286.33    25,380.53    27,341.68    31,773.30    33,301.30      194,202.04
TURNER VISION        142,253.29   143,974.01   145,370.31   144,046.41   143,820.75   141,236.75    1,647,801.62
UNIVERSAL                865.50       894.90       901.25       867.90       811.25       744.90        9,867.85
                    --------------------------------------------------------------------------------------------

                    $446,135.18  $443,655.13  $437,786.55  $420,697.51  $406,396.16  $392,768.46   $4,975,539.46
                    --------------------------------------------------------------------------------------------
                    --------------------------------------------------------------------------------------------

                    FIFTH DIMENSION COMMUNICATIONS (BARBADOS) INC.
                                DISTRIBUTOR'S LISTING

---------------------------------------------------------------------------------------------------------------------------------
           DISTRIBUTORS                    CONTACT PERSON             ADDRESSES                      TEL. NO.          FAX NO.
---------------------------------------------------------------------------------------------------------------------------------
American Programming Services           Brian Mc Cosh        553 Route 3A,                        1-603-224-5166   1-306-224-7864
                                                              Bow, New Hampshire, U.S.A. 03304

Consumer Satellite Systems Inc. (NPS)   Bill Leonard         9190 Corporation Drive,              1-317-845-4400   1-317-849-5732
                                                              Indianapolis, IN U.S.A. 46256

Freedom Satellite (USA) Ltd             Kevin Stefansson     3317 Feichtner Drive,                1-204-783-8193   1-204-783-9962
                                                              Fargo, ND U.S.A. 38106-9159

Galaxy Satellite Programming            Erna Vandenbroek     2361 Wehrle Drive,                   1-905-827-1701   1-905-827-1145
                                         (Controller)         Buffalo, NY U.S.A. 14421
                                        Dino Gagliardi
                                          (A/P Clerk)

Jetcom/Sat. Programming Services        Joyce Bell           2533 North Carson Street, #2470      1-905-660-0333   1-905-660-6627
                                                              Carson City, Nevada U.S.A. 89706

North American Programming Services     Leeanne Carnegie     201 North Walnut Street, #1000,      1-519-448-3730   1-519-448-1563
                                                              Wilmington, Delaware U.S.A. 19801

Program Sources Inc.                    Joe Gatfield         65 Cadillac Square, Ste 3200,        1-519-969-6559   1-519-966-3058
                                         (Controller)         Detroit, Michigan U.S.A. 48226
                                        Maria Dimarino

PWC Programmers Warehouse               Joanne Chay          1733H Street #330-545,               1-604-532-8177   1-604-532-7192
                                                              Blaine, WA U.S.A. 96230

Satellite Direct Communications         Richard Guillerm     4601-46 Street Court West,           1-819-647-2241   1-819-647-2240
                                        Dan Tremblay          Bradington, Florida, U.S.A. 34210

Satellite Receivers Ltd.                George Bell          1740 Cofrin Drive,                   1-414-432-5777   1-414-432-1918
                                         (General Manager)    Green Bay, Wisconsin
                                                              U.S.A. 54308-8466

Satellite Source Inc.                   Page Alcorta         90 Inverness Circle East,            1-303-799-8222   1-303-792-5553
                                                              Englewood, Colorado,
                                                              U.S.A. 80112

Skyview Programming (Universal)         Judy Moring          4771 South Hampton Avenue,           1-407-631-7889   1-407-382-9271
                                                              Orlando, Florida U.S.A. 32812

Skywalker Communications Inc.           Marlene Bryan        1000 South Service Road,             1-314-272-8025   1-314-272-8214
                                                              O'Fallon, Missouri,
                                                              U.S.A. 63366-2966

Superstar/Netlink Group LLC.            Julie Kruse          7140 South Lewis Avenue,             1-918-488-4000   1-918-499-6062
                                                              Tulsa, OK, U.S.A. 74136-5422

Turner Vision, Inc.                     Crystal Gross        P.O. Box 169, South View Mall,       1-304-327-7900   1-304-589-5925
                                                              Bluefield, WV 24701

                           SCHEDULE 7.9

                        INSURANCE POLICIES


The Subject Assets are insured under Zurich Insurance Company
Policy Nos. 8422185 and 8422187. The Subject Assets are insured on a replacement value basis.

                          SCHEDULE 7.14

                     APPROVALS AND CONSENTS


None.

                          SCHEDULE 7.15

                       COMPETING INTERESTS


Stuart K. Duncan and Douglas J. Duncan, officers and directors of
Seller:

         1. are the beneficial owners of options to acquire up to 60% of the issued and outstanding stock in the capital of Diorio Productions Inc. ("DPI"). DPI is a provider of certain audio/visual promotional programming used in the Sellers' Adult Movies Business;

         2. are the beneficial owners of a minority interest in New Age Conversions, L.P. ("New Age"). New Age performs video dubbing and conversions services for Sellers; and

         3. are the beneficial owners of Fifth Dimension Capital Corporation ("5D Capital"). 5D Capital leases the premises used for the operation of the call center at Ottawa used in connection with the Sellers' Adult Movies Business.

Douglas J. Duncan, an officer and director of Seller, is the beneficial owner of 841161 Ontario Limited ("841"). 841 leases to Seller the premises used for the operation of the uplink facility at Ottawa used in connection with the Sellers' Adult Movies Business.

                          SCHEDULE 7.18

              DEFAULTS UNDER TRANSPONDER AGREEMENTS


In July 1997, Lorel Skynet (the lessor of certain satellite transponders used in connection with the Seller's Adult Movies Business) threatened to cancel the applicable leases for such transponders because of non-payment by Seller, Fifth Dimension Communications (Barbados) Inc., of amounts owning from it to Lorel Skynet with respect to a satellite transponder not used in connection with Sellers' Adult Movies Business. The matter has been resolved.

                         SCHEDULE 8.2(a)

                   BUYERS' DISCLOSURE STATEMENT

                            [attached]

                         SCHEDULE 8.2(a)

                   BUYERS' DISCLOSURE STATEMENT


     Buyers make no further disclosures concerning Buyers' Financial Statements and the notes thereto, which were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and reaffirm that the Financial Statements are true, accurate and complete, do not contain any untrue statement of material fact or omit to state a material fact required by GAAP to be stated therein or necessary in order to make the statements contained therein not misleading, and fairly present the financial condition and the results of operations of Buyers, on the bases therein stated, as of the respective dates thereof, and for the respective periods covered thereby subject, in the case of unaudited financial statements, to normal year-end audit adjustments and accruals.

                           SCHEDULE 8.6

             5% OR MORE OWNERS OF NEW FRONTIER STOCK



OWNER'S NAME          NUMBER OF SHARES HELD*         PERCENTAGE*
------------          ----------------------         -----------
Mark H. Kreloff       1,014,000                      24.2%
Michael Weiner          615,000                      14.7
Stephen P. Cherner      475,000                      11.3
Andrew V. Brandt        279,500                       6.7

     * Reflects number and percentage of shares beneficially owned prior to the anticipated public offering of 1,500,000 shares of New Frontier Media, Inc. tentatively scheduled for November, 1997.

                          SCHEDULE 11.9

                       CONSULTING AGREEMENT

Not applicable.

                              SCHEDULE 11.11

                        NON-COMPETITION AGREEMENT


                                [attached]

                NONCOMPETITION AND CONFIDENTIALITY AGREEMENT

THIS NONCOMPETITION AND CONFIDENTIALITY AGREEMENT is entered into as of this _____ day of__________ , 1997, by and among New Frontier Media, Inc., and Colorado Satellite Broadcasting, Inc., a Colorado corporation, (collectively "Buyers") and Fifth Dimension Communications (Barbados), Inc. and Merlin Sierra, Inc., (collectively, "Sellers"),

                                Background

         Buyers are acquiring certain assets and contracting for certain services from Sellers for an Adult Movies Business;

         As a condition to Buyers' willingness to consummate the transactions contemplated by the Purchase Agreement to which this Agreement is an exhibit, Buyers have required that Sellers and Sellers agree to the covenants not to compete and the confidentiality agreements provided in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the Purchase Agreement and foregoing premises, the parties hereby covenant and agree as follows.

         1. DEFINITIONS. The following terms shall have the following meanings:

         (a) "Adult Movies Business" means any and all present or contemplated satellite broadcast services on television or any other medium, including cable television and the Internet, which broadcasts, replays, and/or otherwise exploits feature length adult programming and all related promotional content and other programming of a non-rated or X-rated nature and whose main theme embodies nudity and/or sexually explicit material between consenting adults and such other related business assets as are necessary for the operation thereof.

         (b) "Purchase Agreement" shall mean the Asset Purchase Agreement between New Frontier Media, Inc. and Colorado Satellite Broadcasting, Inc. as buyers and Fifth Dimension Communications (Barbados) Inc. and Merlin Sierra, Inc., as sellers, dated September 5, 1997.

         2. NONCOMPETITION. During the period commencing on the Closing Date of the Purchase Agreement, and ending on the expiration of five years following that date, Sellers and their officers or directors shall not, directly or indirectly, manage, operate, join, advise, control, or be connected as an officer, director, employee, partner, guarantor, adviser, or consultant in or beneficially own or control, directly or indirectly, ten
(10) percent or more of the voting, profit sharing, or equity interests in, any corporation, partnership, joint venture, or other business venture (an "Interest in a Business") which competes in the Adult Movies Business of Buyers in any location throughout the world.

         3. CONFIDENTIALITY. Sellers shall keep confidential all of and shall not disclose to any other party or provide any other party access to, the confidential or proprietary information of the assets and services being acquired by Buyers pursuant to the purchase Agreement not in the public domain, including but not limited to, information relating to such matters as Buyers or the Adult Movies Business' products, services, finances, methods of operation and competition, research data, market reports, distribution methods, marketing plans and strategies, operational requirements, personnel, customers and suppliers and distributors, trade secrets, technical information, processes, systems, procedures, know-how, improvements, price lists, projections and other financial data, invoices, financial statements, or any other compilation of information used in the Adult Movies Business which gives Buyers an opportunity to obtain an advantage over its competitors who do not know or use such information. This shall include both information acquired by Sellers before and after the date of this Agreement (collectively "Confidential Information").

         4. NON-SOLICITATION OF EMPLOYEES. For the period commencing on the Closing Date of the Purchase Agreement, and ending on the expiration date of five years follow that date, neither Seller shall, either on its own account or for any person, firm, or company, solicit, interfere with, or endeavor to cause any officer, employee or consultant of Buyers, who is employed or otherwise engaged to provide services to buyers, to leave his or her employment or engagement with Buyers or induce or attempt to induce any such person to terminate or breach any employment, noncompetition, or confidentiality agreement such person may have with Buyers.

         5. NON-SOLICITATION OF CUSTOMERS. For the duration of this Agreement, Sellers shall not solicit, induce, or attempt to induce any past or current customer or distributor of Buyers to do business with Sellers or any affiliate in regard to a matter included in the Adult Movies Business or to cease doing business in whole or in part with Buyers.

         6. STAY OF TIME. In the event Sellers violate any provision of this Agreement, the running of the term of this agreement shall be automatically tolled starting on the day of such violation and resuming on the date such violation ceases.

         7. EQUITABLE RELIEF. The parties acknowledge and agree that in the event of any breach of this Agreement by Sellers (i) Buyers' remedies at law are and will be inadequate; (ii) such breach will substantially diminish the value of the assets proprietary interest that are being acquired by Buyers through the Purchase Agreement; and (iii) will cause irreparable injury in a short period of time. In the event of a breach or threatened breach by Sellers of the provisions of this Agreement, the parties hereto agree that Buyers shall be entitled to equitable relief to protect its interests therein, including, but not limited to, preliminary and permanent injunctive relief. Such relief and all other rights and remedies of Buyers provided herein shall be cumulative with any other rights provided to it in the Purchase agreement or otherwise provided to it under applicable law and nothing herein shall preclude Buyers from pursuing any other remedies available to it for a breach or threatened breach, including without limitation the recovery of damages for Sellers.

         8. NOTICES. (a) In the event a party believes that there has been a breach of this Agreement, it shall notify in writing the other party of the belief and provide a brief statement of the basis for such belief, provided that any failure to give such notice shall not act as a waiver of or otherwise affect in any way any rights or remedies the non-breaching party may have or relieve the other party from any duty or liability hereunder. In the event either Seller acquires or comes to own, control, directly or indirectly, an interest in a business, whether voluntarily or involuntarily, which business may reasonably be deemed to compete with the Adult Movies Business, Sellers shall promptly notify Buyers of such fact and identify the interest in the business and the nature of such business's activities as they may relate to the Adult Movies Business.

         (b) All notices or other communications which may be or are required to be given under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to a party to whom notice is to be given, by first class registered or certified, postage prepaid, and properly addressed as follows:

         Buyers:         New Frontier Media, Inc.
                         1050 Walnut St. Suite 301
                         Boulder, CO 80302

                         Attn.: Mark H. Kreloff


         with a copy to: Mark L. Driver, Esq.
                         The Law Office of Mark L. Driver, P.C.
                         3300 East First Ave., Suite 600
                         Denver, CO 80206

         Sellers:        Douglas Duncan
                         2500 Don Reid Drive
                         Ontario, Canada
                         K1H8P5

                         Stewart Duncan
                         2500 Don Reid Drive
                         Ontario, Canada
                         K1H8P5

                         Daniel Bender
                         27357 Valley Center Road
                         Valley Center, CA 92082

         with a copy to: Jamie Wyllie, Esq.
                         Yegendorf, Brazeau, Sell, Prehogan &
                         Wyllie
                         55 Metcalfe Street, Suite 750

                         Ontario, Canada
                         K1H6L5

         9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and inure to the benefit of the parties hereto and their permitted and respective heirs, successors and assigns. No party shall have the right to assign this Agreement without the prior written consent of the other party, except that Buyers shall have the right to assign its rights hereunder to any successor in interest of the Adult Movies Business whether by merger, consolidation, purchase of assets or otherwise, or any other person or entity controlling or which at any time controls or is under common control with either Buyer or any of their subsidiaries, or successors.

         10. SEPARATE COVENANTS. This Agreement shall be deemed to consist of a series of separate covenants. Sellers expressly agree that the character, duration, and geographical scope of this Agreement are reasonable in light of the circumstances as they exist on the date upon which this Agreement has been executed. However, should a determination nonetheless be made by a court of competent jurisdiction at a later date that the character, duration or geographic scope of this Agreement is unreasonable in light of the circumstances as the now or then exist, then it is the intention and agreement of the parties that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the conduct of Sellers which are reasonable in light of such circumstances and are necessary to assure Buyers of the intended benefit of this Agreement. If any of the provision of this Agreement shall otherwise contravene or be deemed invalid under the laws of any state or jurisdiction, such contravention or invalidity shall not invalidate all of the provisions of this Agreement but rather is shall be construed as not containing the provisions or provisions contravening or invalid under the laws of the state or jurisdiction, and the all other rights and obligations created hereby shall be construed and enforced accordingly.

         11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Colorado, without regard to principles of conflicts of laws and the parties irrevocable commit to the jurisdiction and venue of the United States District Court for the District of Colorado to resolve any dispute arising hereunder or related hereto.

         12. AMENDMENTS AND WAIVERS. Any amendments or modifications to this Agreement must be in writing signed by each party hereto or their successors or assigns. No breach of any covenant, agreement, warranty, or representation shall be deemed waived unless expressly waived in writing by the party who might assert such breach. No waiver of any right hereunder shall operate as a waiver of any other right or the same or similar right on another occasion.

         13. ATTORNEYS' FEES. In the event that any action or proceeding is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action or proceeding may receive as part of any award, judgment, decision, or other resolution of such action or proceeding, their costs, and reasonable attorneys' fees.

         14. ENTIRE AGREEMENT. This Agreement and the agreements referred to herein contain the entire understanding of the parties and supersede all prior or contemporaneous agreements and understandings.

         15. COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         In Witness Whereof, the parties hereto have executed this Agreement on the date first above written.

Buyers:            New Frontier Media, Inc.

                   By:
                       ----------------------------
                   Its:
                       ----------------------------


                   Colorado Satellite Broadcasting, Inc.

                   By:
                       ----------------------------
                   Its:
                       ----------------------------


SELLERS:

                   Fifth Dimension Communications
                   (Barbados) Inc.


                   By:
                       ----------------------------
                   Its:
                       ----------------------------


                   Merlin Sierra, Inc.

                   By:
                       ----------------------------
                   Its:
                       ----------------------------

                                SCHEDULE 12.6

                     CONSULTING CONTRACT - DANIEL BENDER



                                  [attached]

                             EMPLOYMENT AGREEMENT

         THIS AGREEMENT, dated as of ________________ 1997, is made and entered into by and between COLORADO SATELLITE BROADCASTING, INC., a Colorado corporation ("Company") and DANIEL BENDER ("Employee"). For the definition of certain terms used in this Agreement, see Section 6 below.

         The Company and Employee agree as follows:

Section 1.  EMPLOYMENT.

           1.1 ENGAGEMENT. The Company will employ Employee, and Employee will accept employment, as an Employee of Company for the Term, subject to and in accordance with the provisions of this Agreement.

           1.2 DUTIES. During the Term, Employee will serve Company in the capacity of Vice President or such other capacity as may be designated by the Board, or C.E.O. Employee's duties as an Employee of Company include all of the duties normally associated with such capacity, including but not limited to those listed in Schedule A. Additionally, Employee's duties will include such other activities, responsibilities and duties as may reasonably be assigned from time to time by the C.E.O. or the Board. If Employee is elected or appointed by the Board as an officer or other position with Company, Employee will perform the duties of such position as described in the Company's bylaws or as determined from time to time by the Board.

           1.3 ATTENTION AND EFFORT. During normal business hours, for such periods of time as the Company has specific projects assigned to Employee, Employee will devote Employee's best efforts, entire productive time, ability and attention to the business of Company. For such periods of time as there are no specific projects assigned to Employee, Employee shall only be required to devote such time, effort and attention to the affairs of the Company as may from time to time be requested by the President or Board, subject to the agreement of Employee. Further, during the Term, Employee will not, without Company's prior written consent, directly or indirectly engage in any employment, consulting or other activity which would interfere or conflict with the performance of Employee's duties or obligations to Company or which would directly or indirectly compete with Company.

Section 2. COMPENSATION.

           2.1 BASE SALARY. During the Term, Company will pay Employee a base salary payable bi-weekly, as follows:

              a. Commencing on the date hereof, the base salary shall initially be $100,000.00 per year.

           2.2 INCENTIVE COMPENSATION. In addition to base salary described in paragraph 2.1, Employee shall be entitled to participate as an executive officer in the Company's

Management Bonus Plan, as such plan may be adopted and modified from time to time by the Board of Directors during the Term.

           2.3 STOCK INCENTIVE PLAN. Employee shall be entitled and eligible to participate in the Stock Plan of New Frontier Media, Inc., the Company's parent company, as an executive officer and key employee of the Company on the same basis as other executive officers of New Frontier Media, Inc., as determined and modified from time to time by the Board of Directors. All incentive stock options granted to Employee pursuant to the Stock Plan shall permit the cashless exercise of such options in conformity with applicable legal requirements.

           2.4 BENEFITS. During the Term, Employee will be entitled to participate in such fringe benefit programs (E.G., medical, dental, disability, life insurance and vacation programs) as may be provided from time to time by the Board or any person or committee appointed by the Board to determine fringe benefit programs, all subject to and in accordance with the eligibility and other requirements of such programs. Additionally, Employee shall be entitled to receive an automobile expense allowance of not more than $600.00 per month, plus automobile insurance.

           2.5 EXPENSES. During the Term, Company will reimburse Employee for reasonable out-of-pocket expenses incurred by Employee in performance of service for Company under this Agreement (E.G., including business class airfare for international flights and corporate upgrade for domestic flights and other reasonable business transportation expenses, lodging and food expenses incurred while traveling on Company business), and an entertainment expense allowance in an amount approved by the Board, all subject to such policies and other requirements as Company may from time to time establish for its Employees generally.

           2.6 WITHHOLDING AND OFFSET. Payment of the base salary and any other amounts to Employee will be subject to such withholding and offset only as required for tax purposes or legal process (E.G., for deposition subpoena) or as consented to by Employee.

           2.7 INDEMNIFICATION. Subject to applicable law, the Company shall indemnify and hold Employee harmless from any and all loss, judgments or claims Employee may suffer in the proper discharge of Employee's duties hereunder, including, but not limited to attorney's fees and court costs.

Section 3.  TERMS AND TERMINATION.

3.1 TERM. This Agreement shall commence upon execution and closing of Asset Purchase Agreement dated September 5, 1997 between Colorado Satellite Broadcasting, Inc. and New Frontier Media, Inc, as buyers and Fifth Dimension Communications (Barbados) Inc. and Merlin Sierra, Inc., as sellers, and shall continue in full force and effect for a period of one (1) year thereafter, unless terminated earlier by operation of and in accordance with this Agreement. This Agreement may only be extended thereafter by mutual agreement, unless terminated earlier by operation of and in accordance with this Agreement.

         3.2 TERMINATION. The Term will terminate upon the first of the following to occur:

         (a)  Upon the expiration of the term of this agreement;
         (b) Company's termination of Employee's Employment for Cause pursuant to paragraph 3.3;
         (c) Employee resigns from employment as an Employee of Company pursuant to paragraph 3.4;
         (d) Employee terminates his employment for Cause pursuant to paragraph 3.5,
         (e)  the death of Employee;
         (f) the disability of Employee resulting from injury, illness or disease, whether of a mental or physical nature, which substantially impairs or prevents the ability of Employee to satisfactorily perform Employee's duties and obligations under this Agreement for a period of 90 days;
         (g)  the Change in Control of the Company; or

         If the Employee is terminated pursuant to subparagraph 3.2(a), (b),
(c), (e), or (f) the Employee shall be entitled to no additional compensation under Section 2 herein. However, if an Employee is terminated pursuant to subparagraphs 3.2(d) or (g), Employee shall be entitled to receive the Termination Payments provided for in Section 3.8 below.

    3.3 TERMINATION FOR CAUSE. Company may at any time terminate Employee's employment for Cause without prior notice.

    3.4 RESIGNATION. Employee may at any time resign from employment with Company by giving Company notice of thirty (30) days prior to the effective date of such termination.

    3.5 TERMINATION FOR CAUSE BY EMPLOYEE. Employee may at any time terminate Employee's employment for Cause without prior notice.

    3.6 TERMINATION DUE TO CHANGE IN CONTROL. Employee may terminate Employee's employment due to a Change in Control without prior notice.

    3.7 DISABILITY. If in the event of a disability described in paragraph 3.2(f) Company decides not to terminate Employee's employment and Employee is entitled to receive payments (I.E., in lieu of wages or other compensation for employment) on account of such disability under any fringe benefit program provided by Company, the base salary described in paragraph 2.1 will be reduced to the extent of such entitlement.

    3.8 TERMINATION PAYMENTS. In the event the Employee's employment is terminated pursuant to paragraph 3.2(d) or (g), the Company shall be obligated to pay to Employee Termination Payments equal to the pro rata portion of the Employee's average annualized total compensation under this Agreement, including base salary, incentive compensation, commissions, bonuses, fringe benefits and other forms of compensation, remaining on the Term of this Agreement as defined in Section
3.1 above. Such Termination Payments shall be due and payable in full within thirty (30) days following the date of such Termination.

    3.9 RETURN OF COMPANY PROPERTY. Upon termination of the Term, Employee will deliver to Company any and all property of Company which is in Employee's possession or control (including, but not limited to, any and all Materials).

    3.10 SURVIVAL. Sections 4 and 5, together with all other provisions of this Agreement that may reasonably be interpreted or construed to survive any termination of the Term, will survive any termination of the Term.

Section 4.  CONFIDENTIALITY.

    4.1 CONFIDENTIAL INFORMATION. In the course of Employee's employment with Company, Employee will have access to certain Confidential Information. Employee will use and disclose Confidential Information solely for the purposes for which it is provided and will take reasonable precautions to prevent any unauthorized use or disclosure of the same. Except as my be required by legal process, Employee will not use or disclose any Confidential Information (a) other than as required in the course of Employee's employment with the Company, (b) for Employee's own personal gain, or (c) in any manner contrary to the best interests of Company.

    4.2 PROPRIETARY INFORMATION OF OTHERS. Except as may be required by legal process, Employee will not use in the course of Employee's employment with Company, or disclose or otherwise make available to Company any information, documents or other items which Employee may have received from any other person (E.G., a prior employer) and which Employee is prohibited from so using, disclosing or making available (E.G., by reason of any contract, court order, law or obligation by which Employee is bound).

    4.3 WORK PRODUCT. All Work Product which Employee conceives, develops or first reduces to practice, either alone or with others, during the Term will be the sole and exclusive property of Company, together with any and all related Intellectual Property Rights. The foregoing applies to all Work Product which relates to Employee's performance of services under this Agreement, Company's Field of Business or Company's actual or demonstrably anticipated research or development and whether or not such Work Products are conceived, developed or first reduced to practice during normal business hours or with the use of any equipment, supplies, facilities, personnel, Confidential Information or other resource of Company.

    4.4 DISCLOSURE AND PROTECTION OF WORK PRODUCTS. Employee will disclose all Work Products described in paragraph 4.3 to Company, promptly and in writing. At Company's request and at Company's expense, Employee will assist Company or its designee in efforts to protect such Work products. Such assistance may include, but is not necessarily limited to, the following: (a) making application in the United States and in foreign countries for a patent or copyright on any Work Products specified by Company;

(b) executing documents of assignment to Company or its designee of all Employee's right, title and interest in and to any Work Product and related Intellectual Property Rights; and (c) taking such additional action (including, but not limited to, the execution and delivery of documents) to perfect, evidence or vest in Company or its designee all rights, title and interest in and to any Work Product and any related Intellectual Property Right.

    4.5 MATERIALS. All Materials and related Intellectual Property Rights will be the sole and exclusive property of Company, whether or not such Materials are marked with any Intellectual Property Right notice of Company or Employee. All such Materials authored, made, conceived or developed by Employee or made available to Employee (or any copies or extracts thereof) will be held by Employee in trust solely for the benefit of Company. Employee will use such Materials only as required in the course of Employee's employment with Company or as otherwise authorized in writing by Company.

    4.6 NOTICE. This Agreement does not apply to any invention, process, list or other work product for which no equipment, supplies, facility or trade secret information of Company was used, and which was developed Employee prior to the term of this Agreement or which was developed entirely on Employee's own time during the term of this Agreement, unless: (a) the invention relates (i) directly to the Company or (ii) to Company's actual or demonstrable anticipated research or development; of (b) the invention results from any work performed by Employee for Company.

Section 5.  NONCOMPETITION AND NONSOLICITATION.

    5.1 NONCOMPETITION. During the Term, Employee will not directly or indirectly be employed by, own, manage, operate, join, control or participate in the ownership, management, operation or control of or be connected with any business activity which is within Company's Field of Business within a radius of 100 miles from any geographical territory or location where the Company transacts business. For purposes of the foregoing, Employee will be deemed to be connected with such business if the business is carried on by:
(a) a partnership in which the Employee is general or limited partner; (b) a corporation of which Employee is a shareholder (other than a shareholder owning less than 5% of the total outstanding shares of the corporation), officer, or director, or is any employee, consultant, agent, member or other representative.

    5.2 NONSOLICITATION. During the Term, employee will not directly or indirectly solicit or entice any of the following to cease, terminate or reduce any relationship with Company or to divert any business from Company:
(a) any employee, consultant or representative of Company; (b) any contractor or supplier of Company; (c) any customer or client of Company; or (d) any prospective customer or client from which Employee solicited business within the last year of the Term. Further, Employee will not directly or indirectly disclose the names, addresses, telephone numbers, compensation, or arrangements between Company and any person or entity described in (a), (b) or (c) above to any competitor of Company.

Section 6.  DEFINITIONS.

    Whenever used in this Agreement with initial letters capitalized, the following terms will have the following specified meanings:

    6.1  "BOARD" means Company's Board of Directors.

    6.2 "CAUSE," for purposes of paragraph 3.3, shall include the occurrence of any of the following:

              a. The Employee commits material breach of the terms of this Agreement, which shall remain uncured for a period of thirty (30) days after written notice by the Company of such breach;

              b. The Employee is shown to have engaged in any act of dishonesty detrimental to the Company, or fraud upon the Corporation, any of its affiliated companies, or any of its customers or clients;

              c. The Employee fails to devote his full time, attention and efforts to the business and affairs of the Corporation or its affiliated companies which condition remains uncured for a period of thirty (30) days after written notice by the Company; or

              d. The Employee has been grossly negligent in the performance of his employment duties or responsibilities which condition remains uncured for a period of thirty (30) days after written notice by the Company.

    6.3 "CAUSE," for purposes of paragraph 3.5, shall include the occurrence of any of the following:

              a. The breach or violation by the Company of any of the material terms of this Agreement, which shall remain uncured for a period of thirty (30) days after written notice by Employee of such breach;

              b. Any move of the Company or its principal officers resulting in or any other requirement that the Employee, without his consent, change his principal residence; or

              c. The Company has shown to have engaged in any active material dishonesty or fraud upon the Employee.

    6.4  "CHANGE OF CONTROL" means any transaction of the Company involving
(i) the merger or consolidation of the Company into or with another entity where the Company's shareholders receive less than 50% of the outstanding voting securities of the new or continuing entity, (ii) the sale of all or substantially all of the Company's assets, (iii) any person not already a stockholder of the Company becoming a beneficial owner, directly or indirectly, of the securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, (iv) a change in the majority of the Board of Directors of the Company, or (v) the Company terminating its business or liquidating its assets.

    6.5  "C.E.O." means Company's Chief Executive Officer.


    6.6 "COMPANY'S FIELD OF BUSINESS" means any of the fields of the Company's business. On the date of the Agreement, Company's Field of Business includes, but is not necessarily limited to, the following: satellite broadcasting of adult programming material.

    6.7 "CONFIDENTIAL INFORMATION" means any information that is confidential, proprietary or trade secret information of Company or any of its customer or clients or any other information the use of which by Company is prohibited or restricted (E.G., by reason of any contract, court order, law or other obligation by which Company is bound). "Confidential Information" may include, but is not necessarily limited to, technology, computer programs, business plans, marketing plans, information as to existing or future products or services of Company, financial projections, unpublished works of original authorship, customer, distributor and supplier lists, financial information and trade secrets.

          Notwithstanding the foregoing, the restrictions on disclosure and use of information and materials as set forth in Section 4 shall not apply to the following, and the following is not confidential or proprietary information: (1) any information or materials which were generally available to the public at the time made available to Employee by the Company; (2) any information or materials which become, without breach of Section 4 and through no fault of Employee, generally available to the public; (3) any information or materials which Employee has received from other sources prior to the date of this Agreement, subject to no restrictions on disclosure applicable to Employee; and (4) any information or materials which Employee at any time lawfully obtains from a third party who is not under any obligation of secrecy or confidentiality to the Company, under circumstances permitting disclosure by Employee to others without restriction.

    6.8 "INTELLECTUAL PROPERTY RIGHT" means any patent, copyright, trade secret, trade name, trademark or other intellectual property right.

    6.9 "MATERIALS" means hardware, software, programs, manuals, drawings, designs, articles, writings, data, notes, memorandum, manuscripts, notebooks, proposals, work plans, interim and final report, project files, client contract records and other tangible manifestations of any Confidential Information or Work Products.

    6.10 "PRESIDENT" means Company's President.

    6.11 "TERM" means the term of Employee's employment as an Employee of Company pursuant to this Agreement.

    6.12 "WORK PRODUCT" means any customer, supplier and distributor list and other acquired accounts, invention, discovery, concept or idea (including, but not necessarily limited to, hardware, software programs, or processes, techniques, know-how, methods, systems, improvements, analytical reports and other developments.)

Section 7.  MISCELLANEOUS.

    7.1 COMPLIANCE WITH LAWS. In the performance of this Agreement, each party will comply with all applicable laws, regulations, rules, orders and other requirements of governmental authorities having jurisdiction.

    7.2 EQUITABLE RELIEF. Employee acknowledges that: the provisions of Sections 4 and 5 are essential to Company; Company would not enter into this Agreement if it did not include such provisions; the damages sustained by Company as a result of any breach of such provisions cannot be adequately remedied by damages; and, in addition to any other right or remedy that Company may have (E.G., under this Agreement, by law or otherwise), Company will be entitled to injunctive and other equitable relief to prevent or curtail any breach of any such provisions.

    7.3 NONWAIVER. The failure of either party to insist upon or enforce strict performance by the other of any provision of this Agreement or to exercise any right, remedy or provision of this Agreement will not be interpreted or construed as a waiver or relinquishment to any extent of such party's right to consent or rely upon the same in that or any other instance; rather, the same will be and remain in full force and effect.

    7.4 ENTIRE AGREEMENT. This Agreement constitutes the Entire Agreement, and supersedes any and all prior Agreements, between Company and Employee. No amendment, modification or waiver of any of the provision of this Agreement will be valid unless set forth in a written instrument signed by the party to be bound thereby.

    7.5 APPLICABLE LAW. This Agreement will be interpreted, construed and enforced in all respects in accordance with the local laws of the State of Colorado, without reference to its choice of law rules.

    7.6 ATTORNEYS FEES. In the event that either party consults or retains an attorney to enforce the terms of this Agreement, the prevailing party in any such dispute or litigation shall be entitled to recover from the other party its reasonable attorneys fees and costs incurred.

    7.7 SEVERABILITY. If any of the provisions of this Agreement are held to be invalid or unenforceable, the remaining provisions shall nevertheless continue to be valid and enforceable to the extent permitted by law.

              COMPANY:          COLORADO SATELLITE BROADCASTING, INC.,

                                a Colorado corporation

                                By:
                                   ------------------------------------
                                Its:
                                    -----------------------------------


              EMPLOYEE:
                        -----------------------------------------------
                                Daniel Bender

                                SCHEDULE 12.7

                          A/V PRODUCTION AGREEMENT


                                 [Attached]

                               SCHEDULE 12.7


                         A/V PRODUCTION AGREEMENT




THIS AGREEMENT made the _____ day of ___________, 1997.


BETWEEN:
                    COLORADO SATELLITE BROADCASTING, INC.

                                    ("CSB")

                                                               THE FIRST PARTY

AND:
                            DIORIO PRODUCTIONS INC.

                                    ("DPI")

                                                              THE SECOND PARTY

WHEREAS:

    (1)  CSB operates several satellite television channels;

    (2) DPI is in the business of developing and producing television and film products; and

    (3) CSB desires to cause DPI to develop and produce broadcast quality audio-visual promotions and interstitials for its channels on the terms set forth in this Agreement.


FOR VALUABLE CONSIDERATION, the receipt and sufficiency, of which are acknowledged, the parties agree as follows:


1. Subject to receiving broadcast quality, commercially acceptable audio-visual promotional pieces from DPI in a timely manner, CSB agrees to purchase Cdn$270,000 (the "Retainer") in services and products from DPI
    (in addition to reimbursement to DPI for any production disbursements incurred by DPI, with CSB's prior approval, in performing such services or supplying such products, which disbursements shall be paid forthwith by CSB upon invoice from DPI). The Retainer shall be paid to DPI in 9 equal monthly installments of Cdn$30,000 commencing _______. DPI shall invoice CSB for its services inaccordance with its standard billing practices and shall apply payments of the Annual Retainer against such invoices. If and when the cumulative amount of invoices issued by DPI exceed Cdn$270,000, invoices shall become payable within 60 days of invoice date.

2. DPI agrees to create, as an agent of CSB, derivative works of films, photographs and other audio-visual materials ("Audio-Visual Works") for the purpose of promoting or advertising and producing interstitials of such Audio-Visual Works, provided that all such derivative works must be suitable for broadcasting "in the clear" (i.e., not contain x-rated or xxx-rated material). DPI is granted no other rights herein and DPI does not have the right to alter the fundamental character of the Audio-Visual Works or to make any other use of the Audio-Visual Works provided to it other than for the purposes of this Agreement. The derivative works created on behalf of CSB shall be the property of CSB. DPI warrants that the services it provides under this Agreement to CSB shall be substantially similar in quantity, quality, and price to those services provided by DPI to 1043133 Ontario Inc. in connection with the adult movies business which was acquired by CSB from 1043133 Ontario Inc.

3. The parties expressly agree that in all respects pertaining to this Agreement and its subject matter their rights, obligations and remedies shall be governed exclusively by the terms of this Agreement and that this Agreement supersedes any prior understandings and agreements between them with respect to its subject matter. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express or implied or statutory, between the parties other than as expressly made in this Agreement. For greater certainty, the parties expressly exclude the application of or recourse to any rights, obligations and remedies in tort.

4.  No provision in this Agreement may be amended or waived except in writing.

5. Should any dispute be commenced between the parties concerning any provision of this Agreement or the rights and duties of any party in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorneys fees in such connection with enforcing its rights or defending itself, as the case may be.

6. Neither party may, without the prior written consent of the other party, assign, sublease or otherwise transfer its rights or obligations hereunder.

7. This Agreement shall be given by and construed in accordance with the laws in force in the State of Colorado and federal laws applicable therein.

8. The parties agree that this Agreement is an agreement for the purchase of services and does not create any partnership or joint venture between the parties.

9. This Agreement and any amendment thereto may be executed in any number of counterparts, all of which taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

10. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11. This Agreement is non-exclusive and CSB shall have the right to contract with other parties for similar services. Further, nothing herein stated shall obligate or require CSB to include or use the derivative works provided by DPI.

IN WITNESS OF WHICH the parties have executed this Agreement.




                                )    COLORADO SATELLITE
                                )    BROADCASTING, INC.
                                )
                                )
                                )    Per:
                                )         ------------------------------------
                                )
                                )    DIORIO PRODUCTIONS INC.
                                )
                                )
                                )
                                )    Per:
                                )         ------------------------------------
                                )